PACIFIC SELECT FUND    PROSPECTUS MAY 1, 2002


                       This prospectus tells you about the Pacific Select Fund's 33 portfolios. It's designed to help you choose among the investment options available under certain variable annuity contracts or variable life insurance policies.

                       You'll find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.


You should be aware    THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO
that the Securities    MANAGERS
and Exchange           (listed alphabetically by portfolio manager)
Commission has not
reviewed any of        Blue Chip Portfolio                AIM
these portfolios
for their              Aggressive Growth Portfolio        AIM
investment merit,
and does not           Emerging Markets Portfolio         Alliance Capital
guarantee that the
information in this    Diversified Research Portfolio     Capital Guardian
prospectus is
accurate or            Small-Cap Equity Portfolio         Capital Guardian
complete. It is a
criminal offense       International Large-Cap Portfolio  Capital Guardian
to say otherwise.
                       I-Net Tollkeeper Portfolio(SM)     Goldman Sachs

                       Financial Services Portfolio       INVESCO

                       Health Sciences Portfolio          INVESCO

                       Technology Portfolio               INVESCO

                       Telecommunications Portfolio       INVESCO

                       Multi-Strategy Portfolio           J.P. Morgan

                       Large-Cap Core Portfolio           J.P. Morgan
                        (formerly called Equity Income Portfolio)

                       Strategic Value Portfolio          Janus

                       Growth LT Portfolio                Janus

                       Focused 30 Portfolio               Janus

                       Mid-Cap Value Portfolio            Lazard

                       International Value Portfolio      Lazard

                       Capital Opportunities              MFS
                        Portfolio

                       Mid-Cap Growth Portfolio           MFS

                       Global Growth Portfolio            MFS

                       Equity Index Portfolio             Mercury Advisors

                       Small-Cap Index Portfolio          Mercury Advisors

                       Real Estate Portfolio              Morgan Stanley
                        (formerly called REIT Portfolio)

                       Inflation Managed Portfolio        PIMCO

                       Managed Bond Portfolio             PIMCO

                       Money Market Portfolio             Pacific Life

                       High Yield Bond Portfolio          Pacific Life

                       Equity Income Portfolio            Putnam

                       Research Portfolio                 Putnam

                       Equity Portfolio                   Putnam

                       Aggressive Equity Portfolio        Putnam

                       Large-Cap Value Portfolio          Salomon Brothers

YOUR GUIDE TO THIS PROSPECTUS

                       This prospectus is designed to help you make informed decisions about the investments available under your variable annuity contract or variable life insurance policy.

                       We've divided the prospectus into six sections to make it easy for you to find what you're looking for.

Please contact         The first section, An overview of Pacific Select Fund,
Pacific Life, the      contains a summary of the objectives, holdings and
fund's adviser, if     risks of each of the Pacific Select Fund's 33
you have any           portfolios. It will help you understand the differences
questions about any    between the portfolios, the risks associated with each,
of the Pacific         and how risk and investment objectives relate.
Select Fund
portfolios. See        About the portfolios tells you the following important
back cover for         things about each portfolio:
telephone numbers.
                       . The investment goal - what the portfolio is trying to
                         achieve.

                       . What the portfolio invests in - how the portfolio
                         tries to meet its investment goal. It tells you the portfolio's principal investments and strategies, and any special focus, such as an emphasis on certain countries or industry sectors under normal circumstances. Some portfolios have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made.

                       . Risks you should be aware of - the principal risks
                         associated with each portfolio. Risk is the chance that you'll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses. One of the most important investment decisions you'll need to make is how much risk you're willing to accept in exchange for potential return on an investment.

                       . How the portfolio performed - lets you compare
                         portfolio performance. The bar chart and performance table show the portfolio's annual returns and year to year performance. Performance tables include a relevant index to allow you to measure the portfolio's performance against a benchmark. Unlike the portfolios, the indexes are unmanaged and do not incur any transaction costs.

                       . Who manages the portfolio - tells you about the
                         people and firms that manage each portfolio. Pacific Life is the adviser to the Pacific Select Fund and manages two of the portfolios directly. To manage the other portfolios, Pacific Life and the fund have retained other portfolio managers. Some of the portfolios are managed by a team of managers whose members could change from time to time. You'll find information about Pacific Life and the other managers starting on page 76.

                       Performance of comparable accounts shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage the portfolios have performed in the past. It does not show you how the fund's portfolios have performed or will perform. For portfolios with less than 1 year of performance history as of May 1, 2002, Performance of comparable accounts may be found following each portfolio's description in About the portfolios. For other portfolios, this information may be found following Managing Pacific Select Fund. In either case, see About the composites for information relating to all composites shown in either Performance of comparable accounts sections.

                       Turn to the other three sections of the prospectus - Managing Pacific Select Fund, Information for investors and Financial highlights - for information about the portfolio management firms, fees and expenses the fund pays, how shares are priced, and fund performance and financial information.

                        An overview of Pacific Select Fund                         4
                        ------------------------------------------------------------
                        About the portfolios
                        Blue Chip Portfolio                                       10
                        Aggressive Growth Portfolio                               12
                        Emerging Markets Portfolio                                14
                        Diversified Research Portfolio                            16
                        Small-Cap Equity Portfolio                                18
                        International Large-Cap Portfolio                         20
                        I-Net Tollkeeper PortfolioSM                              22
                        Financial Services Portfolio                              24
                        Health Sciences Portfolio                                 26
                        Technology Portfolio                                      28
                        Telecommunications Portfolio                              30
                        Multi-Strategy Portfolio                                  32
                        Large-Cap Core Portfolio (formerly called Equity
                         Income Portfolio)                                        34
Pacific Select          Strategic Value Portfolio                                 36
Fund is only            Growth LT Portfolio                                       38
available as the        Focused 30 Portfolio                                      40
underlying              Mid-Cap Value Portfolio                                   42
investment fund         International Value Portfolio                             44
for variable life       Capital Opportunities Portfolio                           46
insurance and           Mid-Cap Growth Portfolio                                  48
annuity products        Global Growth Portfolio                                   50
issued or               Equity Index Portfolio                                    52
administered by         Small-Cap Index Portfolio                                 54
Pacific Life            Real Estate Portfolio (formerly called REIT
Insurance Company        Portfolio)                                               56
and Pacific Life &      Inflation Managed Portfolio                               58
Annuity Company         Managed Bond Portfolio                                    60
(PL&A). Pacific         Money Market Portfolio                                    62
Life Insurance          High Yield Bond Portfolio                                 64
Company is              Equity Income Portfolio                                   66
licensed to             Research Portfolio                                        68
solicit life            Equity Portfolio                                          70
insurance and           Aggressive Equity Portfolio                               72
annuity products        Large-Cap Value Portfolio                                 74
in all states           ------------------------------------------------------------
except New York.        Managing Pacific Select Fund
Product                 About the portfolio managers                              76
availability and        Fees and expenses paid by the fund                        80
features may vary       How the fund is organized                                 82
by state. Neither       ------------------------------------------------------------
company is              Performance of comparable accounts                        82
responsible for         About the composites                                      82
the insurance or        ------------------------------------------------------------
annuity                 Information for investors                                 96
obligations of the      Fund availability                                         96
other.                  How share prices are calculated                           96
                        Brokerage enhancement plan                                97
                        ------------------------------------------------------------
                        Financial highlights                                      98
                        ------------------------------------------------------------
                        Where to go for more information                  back cover
                        ------------------------------------------------------------

AN OVERVIEW OF PACIFIC SELECT FUND

This table is a summary of the goals,             PORTFOLIO AND MANAGER              INVESTMENT GOAL
main investments and risks of each of the
33 portfolios. You should read the                Blue Chip Portfolio                Long-term growth of capital.
complete description of the portfolios in         AIM                                (Current income is of secondary importance.)
this prospectus. Any time you invest,
there is a risk of loss of money. The table       Aggressive Growth Portfolio        Long-term growth of capital.
is designed to help you understand the            AIM
differences between the portfolios, their
risks, and how risks and investment goals         Emerging Markets Portfolio         Long-term growth of capital.
relate.                                           Alliance Capital

The value of the portfolio changes as the         Diversified Research Portfolio     Long-term growth of capital.
price of the investments it holds go up or        Capital Guardian
down. Changes in the economy and
financial markets affect the performance          Small-Cap Equity Portfolio         Long-term growth of capital.
of each of the Pacific Select Fund                Capital Guardian
portfolios. The portfolios are also affected
by other kinds of risks, depending on the         International Large-Cap Portfolio  Long-term growth of capital.
types of securities they invest in.               Capital Guardian

Equity securities historically have offered       I-Net Tollkeeper Portfolio(SM)     Long-term growth of capital.
the potential for greater long-term               Goldman Sachs
growth than most fixed income securities,
but they also tend to have larger and             Financial Services Portfolio       Long-term growth of capital.
more frequent changes in price, which             INVESCO
means there's a greater risk you could
lose money over the short term. The               Health Sciences Portfolio          Long-term growth of capital.
prices of equity securities change in             INVESCO
response to many factors, including a
company's historical and prospective              Technology Portfolio               Long-term growth of capital.
earnings, the value of its assets, general        INVESCO
economic conditions, interest rates,
investor perceptions and market liquidity.        Telecommunications Portfolio       Long-term growth of capital.
                                                  INVESCO                            (Current income is of secondary importance.)
Fixed income securities are affected
primarily by the financial condition of
the companies that have issued them, and
by changes in interest rates.

     THE PORTFOLIO'S MAIN INVESTMENTS                           THE PORTFOLIO'S MAIN RISKS
          Equity securities of "blue chip" companies and        Price volatility and foreign investments, derivatives and
          related derivatives. Blue chip companies fall within  synthetics.
          the largest 85% of publicly traded companies listed
          in the U.S.

          Equity securities of small- and medium-sized growth   Price volatility (particularly sensitive to price swings
          companies.                                            during periods of economic uncertainty), liquidity and foreign investments.

          Equity securities of companies that are located       Price volatility, foreign investments and emerging countries.
          in countries generally regarded as "emerging market"
          countries.

          Equity securities of U.S. companies and securities    Price volatility and foreign investments.
          whose principal markets are in the U.S.

          Equity securities of small companies.                 Price volatility (particularly sensitive to price swings
                                                                during periods of economic uncertainty).

          Equity securities of large non-U.S. companies and     Price volatility, foreign investments, currency transactions
          securities whose principal markets are outside of     and emerging countries.
          the U.S.

          Equity securities of companies which use, support,    Industry concentration (particularly sensitive to price swings
          or relate directly or indirectly to use of the        because of concentration of investments in a narrow industry
          Internet. Such companies include those in the media,  sector and significant participation in the initial public
          telecommunications, and technology sectors.           offering market), Internet, price volatility, IPO, foreign investments and emerging countries.

          Equity securities in the financial services sector    Industry concentration (particularly sensitive to price swings
          (including derivatives). Such companies include       because of concentration of investments in a narrow industry
          banks, insurance companies, brokerage firms and       sector), price volatility, liquidity, changes in interest
          other finance-related firms.                          rates, foreign investments and derivatives.

          Equity securities in the health sciences sector       Industry concentration (particularly sensitive to price swings
          (including derivatives). Such companies include       because of concentration of investments in a narrow industry
          medical equipment or supplies, pharmaceuticals,       sector), price volatility, liquidity, regulatory impact,
          health care facilities and other health sciences-     foreign investments and derivatives.
          related firms.

          Equity securities in the technology sector            Industry concentration (particularly sensitive to price swings
          (including derivatives). Such companies include       because of concentration of investments in a narrow industry
          biotechnology, communications, computers,             sector), price volatility, liquidity, foreign investments and
          electronics, Internet telecommunications,             derivatives.
          networking, robotics, video and other technology-
          related firms.

          Equity securities in the telecommunications sector    Industry concentration (particularly sensitive to price swings
          (including derivatives). Such as companies that       because of concentration of investments in a narrow industry
          offer telephone service, wireless communications,     sector), price volatility, liquidity, foreign investments,
          satellite communications, television and movie        emerging countries and derivatives.
          programming, broadcasting and Internet access.

AN OVERVIEW OF PACIFIC SELECT FUND

Foreign equity and fixed income                PORTFOLIO AND MANAGER                         INVESTMENT GOAL
securities may be affected by exchange
rate changes, political and economic           Multi-Strategy Portfolio                      High total return.
circumstances throughout the world, and        J.P. Morgan
relatively lower liquidity compared to
U.S. securities.                               Large-Cap Core Portfolio                      Long-term growth of capital
                                                (formerly called Equity Income Portfolio)    and income.
Each portfolio may lend up to 33 1/3% of       J.P. Morgan
its assets to seek additional income. All
loans must be secured by collateral. In        Strategic Value Portfolio                     Long-term growth of capital.
connection with such lending, there is a       Janus
risk of delay in return of the securities
loaned or possible loss of rights in           Growth LT Portfolio                           Long-term growth of capital consistent
collateral should the borrower become          Janus                                         with the preservation of capital.
insolvent.
                                               Focused 30 Portfolio                          Long-term growth of capital.
Each portfolio engages in active and           Janus
frequent trading which could result in
higher trading costs and reduce                Mid-Cap Value Portfolio                       Capital appreciation.
performance.                                   Lazard

Unless otherwise noted, each portfolio         International Value Portfolio                 Long-term capital appreciation
that invests principally in equity securities  Lazard                                        primarily through investment in equity
may temporarily change its investment                                                        securities of corporations domiciled
strategies if the manager believes                                                           in countries other than the U.S.
economic conditions make it necessary to
try to protect the portfolio from potential    Capital Opportunities Portfolio               Long-term growth of capital.
loss. In that case, the portfolios             MFS
(including portfolios with international
holdings) may invest in U.S. government        Mid-Cap Growth Portfolio                      Long-term growth of capital.
securities, higher-quality corporate fixed     MFS
income securities, mortgage-related and
asset-backed securities, or money market       Global Growth Portfolio                       Long-term growth of capital.
instruments, which may cause a portfolio       MFS
to miss investment opportunities and
prevent it from achieving its investment       Equity Index Portfolio                        Investment results that correspond to
goal. In addition, portfolios that invest      Mercury Advisors                              the total return of common stocks
principally in securities of small to                                                        publicly traded in the U.S.
medium-sized companies may invest in
preferred stocks and larger-capitalization
stocks under these circumstances. In
order to meet redemption requests, a
manager may determine to hold a
significant portion of a portfolio's assets
in cash or such securities as described
above for temporary strategy changes.

     THE PORTFOLIO'S MAIN INVESTMENTS     THE PORTFOLIO'S MAIN RISKS
     A mix of equity and fixed income     Price volatility, changes in interest rates, credit, foreign
     securities.                          investments, derivatives and forward contracts.

     Equity securities of large dividend- Price volatility, derivatives and foreign investments.
     paying U.S. companies.

     Equity securities with the potential Non-diversified (particularly sensitive to price swings because the
     for long-term growth of capital.     portfolio is classified as "non-diversified"--it may hold
                                          securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, credit, changes in interest rates, liquidity, derivatives and forward contracts.

     Equity securities of a large number  Price volatility, foreign investments, derivatives and forward
     of companies of any size.            contracts, credit and liquidity.

     Equity securities selected for their Non-diversified (particularly sensitive to price swings because the
     growth potential.                    portfolio is classified as "non-diversified"--it may hold
                                          securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, credit, changes in interest rates, liquidity, derivatives and forward contracts.

     Equity securities of medium-sized    Price volatility, foreign investments, derivatives and forward
     U.S. companies believed to be        contracts and leveraging.
     undervalued.

     Equity securities of relatively      Price volatility (particularly sensitive to currency exchange large companies located in developed rates, international political and economic conditions and other
     countries outside of the U.S.        risks that affect foreign securities), foreign investments, derivatives, forward contracts and currency transactions.

     Equity securities with the potential Price volatility, foreign investments and emerging countries.
     for long-term growth of capital.

     Equity securities of medium-sized    Non-diversified (particularly sensitive to price swings because the
     companies believed to have above-    portfolio is classified as "non-diversified"--it may hold
     average growth potential.            securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments and emerging countries.

     Equity securities of any size        Non-diversified (particularly sensitive to price swings because the
     located within and outside of the    portfolio is classified as "non-diversified"--it may hold
     U.S.                                 securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments and emerging countries.

     Equity securities of companies that  Price volatility (particularly susceptible to a general decline in are included in or representative of the U.S. stock market because it cannot change its investment the Standard & Poor's 500 Composite  strategy, even temporarily, to protect it from loss during poor
     Stock Price Index (including         economic conditions), stock market and derivatives.
     derivatives).

AN OVERVIEW OF PACIFIC SELECT FUND

Many of the investment techniques and             PORTFOLIO AND MANAGER              INVESTMENT GOAL
strategies discussed in the prospectus, and
in the Statement of Additional                    Small-Cap Index Portfolio          Investment results that correspond to
Information (SAI) are discretionary,              Mercury Advisors                   the total return of an index of small
which means that portfolio managers can                                              capitalization companies.
decide if they want to use them or not.
There's the possibility that investment           Real Estate Portfolio              Current income and long-term capital
decisions managers make will not                   (formerly called REIT Portfolio)  appreciation.
accomplish what they were designed to             Morgan Stanley
achieve, or that the portfolio will not
achieve its investment goal. There can be         Inflation Managed Portfolio        Maximize total return consistent with
no assurance that a manager will utilize          PIMCO                              prudent investment management.
derivative strategies in a way that is
advantageous to a portfolio. Managers             Managed Bond Portfolio             Maximize total return consistent with
may also use investment techniques or             PIMCO                              prudent investment management.
make investments in securities that are
not part of a portfolio's principal               Money Market Portfolio             Current income consistent
investment strategy. A portfolio's stated         Pacific Life                       with preservation of capital.
investment goal cannot be changed
without the approval of shareholders.             High Yield Bond Portfolio          High level of current income.
Non-fundamental investment policies               Pacific Life
may be changed from time to time by the
fund's board of trustees without                  Equity Income Portfolio            Current income.
shareholder approval.                             Putnam                             (Capital growth is of secondary importance.)

Although some portfolios may have                 Research Portfolio                 Long-term growth of capital.
names or investment objectives that               Putnam
resemble other mutual funds managed by
the same manager, they may not have the           Equity Portfolio                   Capital appreciation.
same underlying holdings or performance           Putnam                             (Current income is of secondary importance.)
as those other mutual funds.
                                                  Aggressive Equity Portfolio        Capital appreciation.
Each portfolio is subject to regulation           Putnam
under the Investment Company Act of
1940 (1940 Act) and intends to qualify as         Large-Cap Value Portfolio          Long-term growth of capital.
a regulated investment company under              Salomon Brothers                   (Current income is of secondary importance.)
the Internal Revenue Code of 1986 (IRC).

You'll find a more detailed discussion of each portfolio's investments, strategies and risks in the SAI. Please turn to the back cover of the prospectus for information about how to obtain a copy.

     THE PORTFOLIO'S MAIN INVESTMENTS      THE PORTFOLIO'S MAIN RISKS
     Equity securities of small companies  Price volatility (particularly susceptible to a general decline in
     that are included in or               the U.S. stock market because it cannot change its investment
     representative of the Russell 2000    strategy, even temporarily to protect it from loss during poor
     Index (including derivatives).        economic conditions), stock market and derivatives.

     Equity securities of companies in the Non-diversified (particularly sensitive to price swings because the
     U.S. real estate industry, including  portfolio is classified as "non-diversified"--it may hold real estate investment trusts (REITs) securities from a fewer number of issuers than a diversified
     and real estate operating companies   portfolio and because of concentration of investments in a narrow
     (REOCs).                              industry sector), price volatility, REITs and REOCs, foreign investments and derivatives.

     Inflation-indexed bonds of varying    Changes in interest and inflation rates, credit, foreign
     maturities issued by the U.S. and non investments, derivatives and forward commitments and mortgage-
     U.S. governments, their agencies and  related securities.
     government sponsored enterprises, and
     corporations, forward contracts and
     derivative instruments relating to
     such securities.

     Medium and high-quality fixed income  Changes in interest rates, credit, foreign investments, derivatives
     securities with varying terms to      and forward commitments and mortgage-related securities.
     maturity and derivatives relating to
     such securities or related indices.

     Highest quality money market          Changes in interest rates and credit. Intended to have the least instruments believed to have limited  investment risk of all of the portfolios.
     credit risk.

     Fixed income securities with lower    Credit, changes in interest rates, liquidity and foreign
     and medium-quality credit ratings     investments.
     and intermediate to long terms to
     maturity.

     Equity securities of large U.S.       Price volatility, foreign investments, emerging countries,
     companies with a focus on income-     derivatives and forward contracts, changes in interest rates and
     producing securities believed to be   credit.
     undervalued by the market.

     Equity securities of large U.S.       Price volatility, foreign investments, emerging countries, companies with potential for capital  derivatives and forward contracts, changes in interest rates and
     appreciation.                         credit.

     Equity securities of large U.S.       Price volatility, foreign investments, derivatives and forward
     growth-oriented companies.            contracts.

     Equity securities of small and        Price volatility, foreign investments, derivatives and forward
     medium-sized companies.               contracts, changes in interest rates and credit.

     Equity securities of large companies. Price volatility, foreign investments and derivatives.


ABOUT THE
PORTFOLIOS          BLUE CHIP PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital. Current
goal                income is of secondary importance.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% (80% by July 31, 2002) of its assets
invests in          in the securities of blue chip companies, including equity securities, convertible securities, foreign securities,
This portfolio      and synthetic instruments that have economic
may invest up to    characteristics similar to the portfolio's direct
25% of its          investments. Blue chip companies are those companies that
assets in           fall within the largest 85% of market capitalization of
foreign             publicly traded companies listed in the U.S.
securities.

                    The portfolio managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. Such companies generally have:

                    . superior growth prospects compared to other companies in the same industry
                    . proprietary technology which the managers believe have
                      the potential to bring about major changes within an industry
                    . leading sales within an industry, or the potential to
                      become a market leader.

                    The managers also look for companies that have:

                    . faster earnings growth than its competitors and the
                      market in general
                    . higher profit margins relative to its competitors
                    . strong cash flow relative to its competitors
                    . a balance sheet with relatively low debt and a high
                      return on equity relative to its competitors.

                    Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds and ADRs.

                    The managers consider whether to sell a particular security when they believe the security no longer has above-average growth potential.

                    When the managers believe securities other than common stocks offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Blue Chip Portfolio may be affected by the following
be aware of         risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                            BLUE CHIP PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . derivatives and synthetics - such as options and futures
be aware of           contracts derive their value from the value of an
(continued)           underlying security, group of securities or an index.
                      Synthetics replicate the economic characteristics of a direct investment. Derivatives and synthetics could increase a portfolio's volatility and reduce returns.
             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart               [GRAPH OF BLUE CHIP PORTFOLIO APPEARS HERE]
shows how the
portfolio's                                      01
performance has                               -------
varied since its                              (18.57)
inception.
                    Best and worst quarterly performance during this period:
The table below     4th quarter 2001: 12.43%; 3rd quarter 2001: (18.80)%
the bar chart
compares            Total return                        1 year/
portfolio           as of December 31, 2001             Since inception
performance to      ---------------------------------------------------------
its benchmark       Blue Chip Portfolio                 (18.57)%
index.              Standard & Poor's 500 Composite
                     Stock Price Index/1/               (11.88)%
Returns do not
reflect fees and    /1/ The Standard & Poor's 500 Composite Stock Price Index,
expenses of any         an index of the stocks of approximately 500 large-
variable annuity        capitalization companies traded in U.S. stock markets.
contract or             Results include reinvested dividends.
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how AIM has
managed
substantially
similar accounts
see page 83.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Monika H. Degan, CFA, is an investment officer and senior
portfolio           portfolio manager at AIM and has been associated with AIM
                    and/or its affiliates since 1995. Before joining AIM, she
[LOGO OF A I M      was an analyst with Shell Oil Co. Pension Trust. Ms. Degan
CAPITAL APPEARS     has 11 years of investment experience and a BA and an MBA
HERE]               from the University of Houston.

The Blue Chip       Jonathan C. Schoolar, CFA, is senior vice president and
Portfolio is        senior portfolio manager at AIM and heads the large-cap
managed by A I M    growth investment management unit. Mr. Schoolar has been
Capital             associated with AIM and/or its affiliates since 1986, has
Management, Inc.    19 years of investment experience and a BA from the
(AIM). You'll       University of Texas.
find more about
AIM on page 76.

ABOUT THE
PORTFOLIOS          AGGRESSIVE GROWTH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
                [SYMBOL] -------------------------------------------------------

What the            The portfolio's principal investment strategy is to invest
portfolio           in common stocks of companies whose earnings the portfolio
invests in          managers expect to grow at an above average rate
                    (typically, more than 15% per year). The portfolio will
This portfolio      invest in securities of small and medium-sized growth
may invest up to    companies. The managers focus on companies they believe
25% of its          are likely to benefit from new and innovative products,
assets in           services or processes as well as those that have
foreign             experienced above-average, long-term growth in earnings
investments that    and those the managers believe have excellent prospects
are principally     for future growth. The managers normally consider whether
traded outside      to sell a particular security when any of those factors
the U.S.            materially changes.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Aggressive Growth Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are "undervalued."

                      Small emerging growth companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                    AGGRESSIVE GROWTH PORTFOLIO

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed

The bar chart
shows how the          [GRAPH OF AGGRESSIVE GROWTH PORTFOLIO APPEARS HERE]
portfolio's
performance has                                 01
varied since its                             -------
inception.                                   (19.78)

The table below     Best and worst quarterly performance during this period:
the bar chart       4th quarter 2001: 13.84%; 3rd quarter 2001: (24.33)%
compares
portfolio           Total return                 1 year/
performance to      as of December 31, 2001      Since inception
its benchmark       --------------------------------------------
index.              Aggressive Growth Portfolio  (19.78)%
                    Russell 2500 Index/1/          1.22%
Returns do not
reflect fees and    /1/ The Russell 2500 Index, an index of the 2,500 smallest
expenses of any         companies listed in the Russell 3000 Index. Results
variable annuity        include reinvested dividends.
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how AIM has
managed
substantially
similar accounts
see page 83.

                [SYMBOL] -----------------------------------------------------

Who manages the    Ryan E. Crane, CFA, is a senior portfolio manager of AIM
portfolio          and has been associated with AIM and/or its affiliates
                   since 1994. Mr. Crane has 8 years of investment experience
[LOGO OF AIM       and a BS from the University of Houston.
CAPITAL APPEARS
HERE]              Robert M. Kippes is a senior portfolio manager of AIM and
                   has been associated with AIM and/or its affiliates since
The Aggressive     1989. Mr. Kippes has 13 years of investment experience and
Growth Portfolio   a BA from Stephen F. Austin University.
is managed by
A I M Capital      Jay K. Rushin, CFA, is a portfolio manager of AIM and has
Management, Inc.   been associated with AIM and/or its affiliates since 1998.
(AIM). You'll      Mr. Rushin was associate equity analyst with Prudential
find more about    Securities from 1996-1998 and has 8 years of investment
AIM on page 76.    experience. Mr. Rushin has a BA from Florida State
                   University.

ABOUT THE
PORTFOLIOS          EMERGING MARKETS PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          securities of companies that are located in countries that are generally regarded as "emerging market" countries. An
Emerging market     emerging market country is a country that has a developing
countries are       economy or market and is considered an emerging or
typically less      developing country by the International Bank of
developed           Reconstruction and Development or any affiliate thereof.
economically        The portfolio manager generally expects to invest in
than                companies in the Morgan Stanley Capital International
industrialized      Emerging Markets Free Index. The portfolio principally
countries and       invests in common stock.
may offer high
growth potential    The portfolio manager seeks securities that meet its
as well as          selection criteria and allocates assets geographically.
considerable        The manager uses a two-step process to manage the
investment risk.    portfolio:
These countries
are generally       . looks for companies that it believes will provide
located in Latin      superior growth at attractive prices -  the manager uses
America, Asia,        fundamental company analysis to identify opportunities
the Middle East,      for increasing earnings growth and good return on
Eastern Europe        equity, and favors companies whose stocks trade at
and Africa.           attractive valuations relative to their global or
                      regional peers. The manager pays attention to corporate governance, and prefers management teams that have a track record for increasing shareholder value.

                    . allocates assets among three broad regions - the manager allocates assets among Asia, Latin America, and Eastern Europe/Middle East/Africa. The manager normally allocates assets among these regions in amounts that approximate the weightings of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, although the manager may deviate from the index if it believes there is an investment opportunity or for defensive reasons.

                    The portfolio's policy is to have almost all portfolio assets in common stock at all times. The portfolio may, however, invest in U.S. government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Emerging Markets Portfolio may be affected by the
be aware of         following risks, among others:

The value of        . price volatility - the portfolio principally invests in
this portfolio        equity securities, which may go up or down in value,
may have greater      sometimes rapidly and unpredictably. This portfolio
price swings          invests in companies in emerging markets, which may be
than most of the      particularly volatile. It also invests in smaller
Pacific Select        companies, which tend to have greater price swings than
Fund portfolios.      larger companies because they have fewer financial
                      resources, limited product and market diversification and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                     EMERGING MARKETS PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . emerging countries - investments in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                        [GRAPH OF EMERGING MARKETS PORTFOLIO APPEARS HERE]
The bar chart
shows how the              96       97      98       99       00        01
portfolio's             ------   -----   -------   -----   -------   ------
performance has         (3.23)   (1.69)  (26.83)   53.56   (35.69)   (8.68)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 29.73%; 3rd quarter 1998: (25.07)%
The table below
the bar chart       Average annual total return                  Since inception
compares            as of December 31, 2001      1 year  5 years (April 1, 1996)
portfolio           -----------------------------------------------------------
performance to      Emerging Markets Portfolio/1/ (8.68)% (8.29)% (7.77)%
its benchmark       MSCI Emerging Markets Free
index.               Index/2/                     (2.37)% (5.74)% (5.04)%

Returns do not      /1/ Alliance Capital Management L.P. began managing the
reflect fees and        portfolio on January 1, 2000. Another firm managed the
expenses of any         portfolio before that date.
variable annuity
contract or         /2/ The Morgan Stanley Capital International
variable life           (MSCI) Emerging Markets Free Index, an index typically
insurance               made up of 800 to 900 stocks from approximately 26
policy, and             emerging market countries. Results include reinvested
would be lower          dividends.
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how Alliance
Capital has
managed
substantially
similar
accounts, see
page 84.

                [SYMBOL] -------------------------------------------------------

Who manages the     This portfolio is managed by a team led by Edward D. Baker
portfolio           III.

[LOGO OF            Edward D. Baker III, senior vice president at Alliance
ALLIANCE CAPITAL    Capital, is the primary portfolio manager. He is the head
APPEARS HERE]       of the emerging markets equity portfolio management team
                    and he coordinates the investment activities of Alliance
The Emerging        Capital's non-U.S. joint ventures. He is a director of
Markets             Alliance Capital Management Australia, chairman and chief
Portfolio is        executive officer of Alliance Capital Management Canada
managed by a        and vice chairman of Alliance Capital Investments Trust
team of             Management Co. in Japan. He is also a member of the board
portfolio           of directors of New Alliance in Hong Kong. Prior to
managers at         joining Alliance Capital in 1995, Mr. Baker worked for
Alliance Capital    BARRA, Inc., an investment technology firm. He has a BA
Management L.P.     from the University of South Florida and an MA from the
(Alliance           University of California at Berkeley. Mr. Baker is
Capital). You'll    supported by a team of three other portfolio managers,
find more about     each of whom has experience in investing in emerging
Alliance Capital    market countries.
on page 76.

ABOUT THE
PORTFOLIOS          DIVERSIFIED RESEARCH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in common stocks of U.S. companies and common
invests in          stocks of foreign companies with significant markets in
                    the U.S. The portfolio invests primarily in companies with
A company's         a total market capitalization of more than $1 billion.
"capitalization"    Stocks of foreign companies with significant markets in
is a measure of     the U.S. include American Depositary Receipts (ADRs) and
its size.           foreign securities registered in the U.S. The portfolio
Capitalization      principally invests in common stock, but it may also
is calculated by    invest in securities convertible into common stock,
multiplying the     warrants, rights and non-convertible preferred stock.
current share
price by the        The portfolio is managed by a team of analysts. The
number of shares    portfolio is divided into segments, and each has its own
held by             analyst who makes independent decisions within portfolio
investors.          guidelines and objectives. Sector weightings are the
                    result of individual security selections, although the
The portfolio       manager expects major industry sectors to typically be
may invest up to    represented in the portfolio.
15% of its
assets in           Although the research analysts do not intend to seek
securities of       short-term profits, they may sell securities whenever they
companies           believe appropriate, without regard to the length of time
domiciled           a security has been held.
outside the U.S.
that are not
included in the
Standard &
Poor's 500
Composite Stock
Price Index.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Diversified Research Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                 DIVERSIFIED RESEARCH PORTFOLIO

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                      [GRAPH OF DIVERSIFIED RESEARCH PORTFOLIO APPEARS HERE] The bar chart
shows how the                                00     01
portfolio's                                -----  ------
performance has                            10.21  (2.74)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 14.52%; 3rd quarter 2001: (13.58)%
The table below
the bar chart       Average annual total return               2 years/
compares            as of December 31, 2001          1 year   Since inception
portfolio           ---------------------------------------------------------
performance to      Diversified Research Portfolio   (2.74)%   3.54 %
its benchmark       Standard & Poor's 500 Composite
index.              Stock Price Index/1/             (11.88)% (10.50)%

Returns do not      /1/ The Standard & Poor's 500 Composite Stock Price Index,
reflect fees and        an index of the stocks of approximately 500 large-
expenses of any         capitalization companies traded in U.S. stock markets.
variable annuity        Results include reinvested dividends.
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.


For information
on how Capital
Guardian has
managed
substantially
similar accounts
see page 85.

                [SYMBOL] -------------------------------------------------------

Who manages the     This portfolio is managed by a team of analysts led by
portfolio           Andrew F. Barth.

[LOGO OF CAPITAL    Andrew F. Barth, is president and research director-U.S.
GUARDIAN APPEARS    of Capital International Research, Inc., the research arm
HERE]               and a subsidiary of Capital Guardian. He is also a
                    director of Capital Guardian and member of its executive
The Diversified     committee and global institution group North American
Research            committee. As the research coordinator for the portfolio,
Portfolio is        Mr. Barth facilitates the communication and comparison of
managed by          investment ideas and allocates the portfolio's assets
Capital Guardian    among the 23 analysts. The analysts have an average of 15
Trust Company       years investment experience and an average of 11 years
(Capital            with Capital Guardian or its affiliates.
Guardian).
You'll find more
about Capital
Guardian on page
77.

ABOUT THE
PORTFOLIOS          SMALL-CAP EQUITY PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital. The
goal                realization of current income will not be a factor in
                    considering portfolio securities.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities of companies that have small market
                    capitalizations (between $50 million and $1.5 billion). It
A company's         invests principally in common stocks. The portfolio may
"capitalization"    also invest in fixed income securities, including those
is a measure of     that can be converted into equity securities, and foreign
its size.           securities that are listed on a U.S. stock exchange or
Capitalization      over the counter market.
is calculated by
multiplying the     The portfolio is managed by a team of portfolio managers.
current share       The portfolio is divided into segments, and each has its
price by the        own manager who makes independent decisions within
number of shares    portfolio guidelines and objectives.
held by
investors.          When assessing companies, the team uses a value-oriented
                    approach in which it tries to identify the difference
A smaller           between the underlying value of a company and the market
company with a      price of its security. Value is identified in a number of
promising           ways, including the relationship of the stock's current
product or          price to earnings, the strength of the company's balance
operating in a      sheet, and price-to-book value. The team looks at a number
dynamic field       of variables, including the fundamental long-term outlook
may have greater    for the company, the extent to which shares may be
potential for       considered undervalued and the expectations of the market
rapid earnings      as a whole.
growth than a
larger one.
However, it may     The team considers strong company management important,
have a harder       and investment decisions may be based on meetings with the
time securing       company's senior executives and its competitors, as well
financing and       as on information from economists, government officials
may be more         and industry specialists.
sensitive to a
setback in sales
or to economic
downturns than
larger, more
established
companies.
                [SYMBOL] -------------------------------------------------------

Risks you should    The Small-Cap Equity Portfolio may be affected by the
be aware of         following risk, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies with smaller capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

                      In addition, the securities of smaller companies generally have less liquidity and may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                                                     SMALL-CAP EQUITY PORTFOLIO

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                        [GRAPH OF SMALL-CAP EQUITY PORTFOLIO APPEARS HERE]
The bar chart
shows how the                   92     93      94      95     96
portfolio's                    -----  -----  -------  -----  -----
performance has                20.53  21.89  (10.49)  25.75  23.62
varied over the
past 10 years.                    97     98    99      00      01
                                -----  ----  -----  ------  ------
The table below                 30.27  2.69  47.52  (22.41) (2.54)
the bar chart
compares
portfolio           Best and worst quarterly performance during this period:
performance to      4th quarter 1998: 30.37%; 3rd quarter 1998: (25.65)%
its benchmark
index               Average annual total
                    return
Returns do not      as of December 31, 2001     1 year  5 years 10 years
reflect fees and    ----------------------------------------------------
expenses of any     Small-Cap Equity Portfolio  (2.54)% 8.34%   11.80%
variable annuity    Russell 2000 Index/1/        2.49 % 7.52 %  11.51%
contract or
variable life       /1/ The Russell 2000 Index, an index of the 2,000 smallest
insurance               companies listed in the Russell 3000 Index. Results
policy, and             include reinvested dividends.
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     Lawrence R. Solomon, CFA, senior vice president of Capital
portfolio           International Research Inc., is the lead portfolio
                    manager. He has 18 years of experience as an investment
[LOGO OF CAPITAL    professional, including 17 years with the Capital
GUARDIAN APPEARS    organization.
HERE]
                    Michael R. Ericksen, senior vice president of Capital
The Small-Cap       Guardian, has 21 years of experience as an investment
Equity Portfolio    professional, including 15 years with the Capital
is managed by a     organization.
team of
portfolio           James S. Kang, vice president of Capital International
managers at         Research Inc., has 15 years of experience as an investment
Capital Guardian    professional, including 14 years with the Capital
Trust Company       organization.
(Capital
Guardian).          Robert G. Kirby, a senior partner of The Capital Group
You'll find more    Partners L.P., has 49 years of experience as an investment
about Capital       professional, including 36 years with the Capital
Guardian on page    organization.
77.
                    Karen A. Miller, vice president of Capital International
                    Research Inc., has 13 years of research/investment experience, including 11 years with the Capital organization.

ABOUT THE
PORTFOLIOS          INTERNATIONAL LARGE-CAP PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts  . Pacific
                      Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets in securities of
invests in          companies with large market capitalizations located
                    outside the U.S. Large-cap companies have a market
A company's         capitalization of $2 billion or more. The portfolio
"capitalization"    manager generally expects to invest in companies with a
is a measure of     market capitalization of $10 billion or more. The
its size.           portfolio principally invests in common stock, but it may
Capitalization      also invest in securities convertible into common stock,
is calculated by    warrants, rights and non-convertible preferred stock.
multiplying the
current share       The portfolio is managed by a team of managers. The
price by the        management team normally emphasizes investments in
number of shares    securities of companies located in Europe, Canada,
held by             Australia, Asia and the Far East, but may also invest in
investors.          other countries and regions, including developing
                    countries. Regional and country allocation decisions are based on a variety of factors, including economic, social, and political developments, currency risks and the liquidity of various national markets.

                    Although the team does not intend to seek short-term profits, they may sell securities whenever they believe appropriate, without regard to the length of time a security has been held.

                    The team may use currency hedging and other investment management techniques, such as forward foreign currency contracts. The portfolio may also cross-hedge between two non-U.S. currencies.

                [SYMBOL] -------------------------------------------------------

Risks you should    The International Large-Cap Portfolio may be affected by
be aware of         the following risks, among others:

                    . price volatility - the portfolio invests in equity
                      securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . currency transactions - this portfolio may enter into
                      foreign currency transactions, forward foreign currency contracts and other investment techniques to help it achieve its investment goals. There's always a risk that these techniques could reduce returns or increase the portfolio's volatility.

                    . emerging countries - investment in emerging market
                      countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                                              INTERNATIONAL LARGE-CAP PORTFOLIO

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart
shows how the
portfolio's          [GRAPH OF INTERNATIONAL LARGE-CAP PORTFOLIO APPEARS HERE]
performance has
varied since its                            00       01
inception.                               -------  -------
                                         (21.51)  (18.29)
The table below
the bar chart       Best and worst quarterly performance during this period:
compares            4th quarter 2001: 12.82%; 3rd quarter 2001: (17.09)%
portfolio
performance to      Average annual total return                 2 years/
its benchmark       as of December 31, 2001            1 year   Since inception
index.              -----------------------------------------------------------
Returns do not      International Large-Cap Portfolio  (18.29)% (19.94)%
reflect fees and    MSCI EAFE Index/1/                 (21.21)% (17.73)%
expenses of any
variable annuity    /1/ The Morgan Stanley Capital International Europe,
contract or             Australasia, Far East Index (MSCI EAFE Index), an
variable life           index of stocks from 21 countries in Europe,
insurance               Australia, New Zealand and Asia. Results include
policy, and             reinvested dividends.
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how Capital
Guardian has
managed
substantially
similar accounts
see page 86.

                [SYMBOL] -------------------------------------------------------

Who manages the     David I. Fisher, chairman of the board of Capital
portfolio           Guardian, has 36 years of experience as an investment
                    professional, including 32 years with the Capital
[LOGO OF CAPITAL    organization.
GUARDIAN APPEARS
HERE]               Hartmut Giesecke, senior vice president and director of
                    Capital International Research, Inc. and Capital
The                 International, Inc., has 30 years experience as an
International       investment professional, including 30 years with the
Large-Cap           Capital organization.
Portfolio is
managed by a        Arthur J. Gromadzki, vice president of Capital
team of             International Research, Inc. and vice president of Capital
portfolio           International Limited, has 15 years experience with the
managers at         Capital organization.
Capital Guardian
Trust Company       Richard N. Havas, senior vice president and portfolio
(Capital            manager of Capital Guardian, has 20 years experience as an
Guardian).          investment professional, including 16 years with the
You'll find more    Capital organization.
about Capital
Guardian on page    Nancy J. Kyle, senior vice president, director and member
77.                 of the executive committee of Capital Guardian, has 28
                    years experience as an investment professional, including
                    11 years with the Capital organization.

                    Christopher A. Reed, CFA, director and vice president of Capital Guardian, has 8 years experience as an investment professional with the Capital organization.

                    Lionel M. Sauvage, senior vice president and director of Capital Guardian, has 15 years experience as an investment professional with the Capital organization.

                    Nilly Sikorsky, a director of The Capital Group Companies, Inc., has 39 years experience as an investment professional with the Capital organization.

                    Rudolf M. Staehelin, senior vice president and director of Capital International Research, Inc., has 24 years experience as an investment professional, including 20 years with the Capital organization.

ABOUT THE
PORTFOLIOS          I-NET TOLLKEEPER PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts  . Pacific
                      Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% (80% by July 31, 2002) of its assets
invests in          in equity securities of "I-Net Tollkeeper" companies,
                    which are media, telecommunications, technology and
The management      Internet companies that provide access, infrastructure,
team believes       content and services to Internet companies and Internet
that one way to     users, and which have developed, or are seeking to
invest in the       develop, predictable, sustainable or recurring revenue
Internet is to      streams by increasing "traffic," or customers and sales,
invest in those     and raising "tolls," or prices in connection with the
businesses          growth of the Internet.
participating in
the growth of       Examples of I-Net Tollkeeper companies may include:
the Internet
that may have       . Access providers that enable individuals and businesses
long-lasting          to connect to the Internet through, for example, cable
strategic             systems or the telephone network;
advantages
including:          . Infrastructure companies that provide items such as
dominant market       servers, routers, software and storage necessary for
share; strong         companies to participate in the Internet;
brand names;
recurring           . Media content providers that own copyrights,
revenue streams;      distribution networks and/or programming who may benefit
cost advantages;      from increased advertising by Internet companies and/or
economies of          from having new distribution channels;
scale; financial
strength;           . Service providers that may facilitate transactions,
technological         communications, security, computer programming and back-
advantages; and       office functions for Internet businesses.
strong
experienced
management
teams.

This portfolio      Normally, the portfolio invests at least 90% of its assets
may invest up to    in equity securities, primarily in publicly-traded U.S.
25% of its          companies. The portfolio may invest up to 35% (20% as of
assets in           July 31, 2002) of its assets in non-I-Net Tollkeeper
foreign             companies which may use the Internet to enhance their cost
securities,         structure, revenue opportunities or competitive advantage.
including           The portfolio may also invest in Internet-based companies
emerging market     (that are not I-Net Tollkeeper companies) that the
countries.          managers believe exhibit a sustainable business model. The portfolio may participate significantly in the initial public offering (IPO) market.

                [SYMBOL] -------------------------------------------------------

Risks you should    The I-Net Tollkeeper Portfolio may be affected by the
be aware of         following risks, among others:

Because the         . industry concentration - the portfolio is subject to
portfolio             greater risk of loss as a result of adverse economic,
concentrates its      business or other developments than if its investments
investments in        were diversified across different industry sectors.
I-Net Tollkeeper
companies, the      . Internet - the risk that the stock prices of Internet
portfolio's           and Internet-related companies will experience
performance may       significant price movements as a result of intense
be substantially      worldwide competition, consumer preferences, product
different from        compatibility, product obsolescence, government
the returns of        regulation, excessive investor optimism or pessimism, or
the broader           other factors.
stock market and
of "pure"           . price volatility - the portfolio principally invests in
Internet funds.       equity securities, which may go up or down in value,
                      sometimes rapidly and unpredictably. This portfolio
The prices of         invests in companies participating in the growth of the
Internet              Internet, which may give the portfolio higher volatility
companies may be      than a portfolio that invests in equities of other
affected by           industries, or a broader spectrum of industries.
intense
competition,        . IPO - IPOs may be more volatile than other securities.
changing              IPOs may have a magnified impact on the portfolio when
technologies,         the portfolio's asset base is relatively small. As
consumer              assets grow, the effect of IPOs on the portfolio's
preferences,          performance will not likely be as significant.
problems with
product             . foreign investments - may be riskier than U.S.
compatibility,        investments for many reasons, including changes in
government            currency exchange rates, unstable political and economic
regulation,           conditions, a lack of adequate and timely company
interest rates,       information, differences in the way securities markets
and investor          operate, relatively lower
optimism or
pessimism with
little or no
basis in
traditional
economic
analysis.

                                                     I-NET TOLLKEEPER PORTFOLIO

                [SYMBOL] ------------------------------------------------------

Risks you should      market liquidity, less stringent financial reporting and
be aware of           accounting standards and controls, less secure foreign
(continued)           banks or securities depositories than those in the U.S.,
                      and foreign controls on investment.

                    . emerging countries - investments in emerging market
                      countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                [SYMBOL] ------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart
shows how the
portfolio's             [GRAPH OF I-NET TOLLKEEPER PORTFOLIO APPEARS HERE]
performance has
varied since its                            00         01
inception.                              -------     -------
                                        (32.17)     (33.89)
The table below
the bar chart       Best and worst quarterly performance during this period:
compares            4th quarter 2001: 23.93%; 3rd quarter 2001: (37.43)%
portfolio
performance to      Average annual total
its benchmark       return
index.              as of December 31,              Since inception
                    2001                   1 year   (May 1, 2000)
Returns do not      -----------------------------------------------------------
reflect fees and    I-Net Tollkeeper
expenses of any      Portfolio             (33.89)% (38.11)%
variable annuity    Standard & Poor's 500
contract or          Composite Stock Price
variable life        Index/1/              (11.88)% (12.00)%
insurance
policy, and         /1/ The Standard & Poor's 500 Composite Stock Price Index,
would be lower          an index of the stocks of approximately
if they did.            500 large-capitalization companies traded in U.S.
                        stock markets. Results include reinvested dividends.
Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] ------------------------------------------------------

Who manages the     Herbert E. Ehlers is a managing director, senior portfolio
portfolio           manager and chief investment officer of the growth equity
                    investment team of Goldman Sachs. He joined the company in
[LOGO OF GOLDMAN    1997.
SACHS APPEARS
HERE]               Scott Kolar is a vice president and portfolio manager of
                    Goldman Sachs. He joined the company as an equity analyst
The I-Net           in 1997 and became a portfolio manager in 1999.
Tollkeeper
Portfolio is        David G. Shell is a managing director and senior portfolio
managed by a        manager of Goldman Sachs. He joined the company as a
team of             portfolio manager in 1997.
portfolio
managers at
Goldman Sachs
Asset Management
(Goldman Sachs).
You'll find more
about Goldman
Sachs on page
77.

ABOUT THE
PORTFOLIOS          FINANCIAL SERVICES PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] ------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
                [SYMBOL] ------------------------------------------------------

What the            This portfolio's principal strategy is to invest at least
portfolio           65% (80% by July 31, 2002) of its assets in equity
invests in          securities and derivatives of companies in the financial
                    services sector.
A company is
considered part     The financial services sector includes banks, insurance
of the financial    companies, brokerage firms, asset management firms,
services sector     government sponsored agencies, and other investment-
if:                 related or finance-related companies.

.. at least 50%      The portfolio manager uses a bottom-up investment
  of its gross      approach, focusing on company fundamentals and growth
  income or its     prospects when selecting securities. The manager
  net sales come    emphasizes companies it believes are strongly managed and
  from              will generate above-average growth rates for the next 3 -
  activities in      5 years. The manager will invest in securities it
  the sector; or    believes will rise in price faster than other securities.

.. at least 50%      The manager focuses on markets and industries where
  of its assets     leadership is concentrated in a few companies, and
  are devoted to    generally does not invest in slower-growing markets or
  producing         industries. The manager looks for market-driven companies
  revenues from     they believe have superior technology to deliver products
  the sector; or    and services that match customer needs.

.. the manager       The manager places a greater emphasis on companies that
  believes,         are increasing their revenue streams along with their
  after             earnings. The manager seeks companies that it believes can
  completion of     grow their revenues and earnings in a variety of interest
  corporate         rate environments - although securities prices of
  actions or        financial services companies generally are interest rate
  developments      sensitive.
  announced
  prior to          The manager prefers companies that have both marketing
  investment in     expertise and superior technology, because it believes
  a company,        these companies are more likely to deliver products that
  that a company    match their customers' needs. The manager attempts to keep
  would meet the    the portfolio holdings well-diversified across the other
  above             financial services sector. The manager adjusts portfolio
  criteria.         weightings depending on current economic conditions and
                    relative valuations of securities.
This portfolio
may invest up to    The manager may also invest in derivatives (such as
25% of its          options) to help achieve the portfolio's investment goal.
assets in
foreign
securities,
including
emerging market
countries. ADRs
and Canadian
issuers are
excluded from
this limit.

                [SYMBOL] ------------------------------------------------------

Risks you should    The Financial Services Portfolio may be affected by the
be aware of         following risks, among others:

The financial       . industry concentration - since the portfolio invests
services sector       principally in only one industry, it is subject to
is subject to         greater risk of loss as a result of adverse economic,
extensive             business or other developments than if its investments
government            were diversified across different industry sectors.
regulation,
which may change    . price volatility - the portfolio principally invests in
frequently and        equity securities, which may go up or down in value,
impact the            sometimes rapidly and unpredictably. This portfolio may
portfolio             invest in small companies. The market prices of smaller
significantly.        companies tend to rise and fall more rapidly and have
                      greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                                                   FINANCIAL SERVICES PORTFOLIO

                [SYMBOL] ------------------------------------------------------

Risks you should    . liquidity - investments in smaller companies have a
be aware of           greater risk of being or becoming less liquid than other
(continued)           securities. Liquidity is the ability to sell securities
                      at about carrying cost within a reasonable time.

                    . changes in interest rates - securities prices of
                      financial services companies are generally interest rate sensitive. The profitability of business in this sector depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates as well as changes in general economic conditions.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] ------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                      [GRAPH OF FINANCIAL SERVICES PORTFOLIO APPEARS HERE] The bar chart
shows how the                                    01
portfolio's                                   ------
performance has                               (7.28)
varied since its    Best and worst quarterly performance during this period:
inception.          4th quarter 2001: 7.24%; 3rd quarter 2001: (12.20)%

The table below     Total return                           1 year/
the bar chart       as of December 31, 2001                Since inception
compares            Financial Services Portfolio           (7.28)%
portfolio           Standard & Poor's 500 Composite
performance to      Stock Price  Index/1/                  (11.88)%
its benchmark
index.              /1/ The Standard & Poor's 500 Composite Stock Price Index,
                        an index of the stocks of approximately 500 large-
Returns do not          capitalization companies traded in U.S. stock markets.
reflect fees and        Results include reinvested dividends.
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how INVESCO
has managed
substantially
similar accounts
see page 87.
                [SYMBOL] ------------------------------------------------------

Who manages the     Joseph W. Skornicka, CFA, is a portfolio manager of
portfolio           INVESCO. He joined INVESCO in 2001. Prior to that, Mr.
                    Skornicka was a senior equity analyst and fund manager
[LOGO OF INVESCO    with Munder Capital Management and an assistant vice
FUNDS APPEARS       president for Comerica Incorporated. Mr. Skornicka has a
HERE]               BA from Michigan State University and an MBA from the
                    University of Michigan.
The Financial
Services
Portfolio is
managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 77.

ABOUT THE
PORTFOLIOS          HEALTH SCIENCES PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] ------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
                [SYMBOL] ------------------------------------------------------
What the
portfolio           This portfolio's principal strategy is to invest at least
invests in          65% (80% by July 31, 2002) of its assets in equity
                    securities and derivatives of companies in the health
A company is        sciences sector.
considered part
of the health       These companies develop, produce or distribute products or
sciences sector     services related to health care. Such companies include,
if:                 but are not limited to, those involved with medical
                    equipment or supplies, pharmaceuticals, biotechnology, and
.. at least 50%      health care providers and service companies.
  of its gross
  income or its     The portfolio manager uses a bottom-up investment
  net sales come    approach, focusing on company fundamentals and growth
  from              prospects when selecting securities. The manager
  activities in     emphasizes companies it believes are strongly managed and
  the sector; or    will generate above-average growth rates for the next 3 -
                     5 years. The manager will invest in securities it
.. at least 50%      believes will rise in price faster than other securities.
  of its assets
  are devoted to    The manager focuses on markets and industries where
  producing         leadership is concentrated in a few companies, and
  revenues from     generally does not invest in slower-growing markets or
  the sector; or    industries. The manager looks for market-driven companies
                    it believes has superior technology to deliver products
.. the manager       and services that match customer needs.
  believes,
  after             In selecting securities, the manager seeks to balance the
  completion of     portfolio with a blend of well-established health care
  corporate         companies and faster-growing, more dynamic companies.
  actions or
  developments      Well established health care companies that typically
  announced         provide liquidity and earnings are generally expected to
  prior to          be core holdings of the portfolio. For the rest of the
  investment in     portfolio, the manager will target innovative companies it
  a company,        believes have strong management and that have new products
  that a company    or the potential to increase their share of existing
  would meet the    products.
  above
  criteria.         The manager may also invest in derivatives (such as
                    options) to help achieve the portfolio's investment goal.
This portfolio
may invest up to
25% of its
assets in
foreign
securities,
including
emerging market
countries.
American
Depositary
Receipts (ADRs)
and Canadian
issuers are
excluded from
this limit.
                [SYMBOL] ------------------------------------------------------

Risks you should    The Health Sciences Portfolio may be affected by the
be aware of         following risks, among others:

                    . industry concentration - since the portfolio invests
                      principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

The health          . price volatility - the portfolio principally invests in
sciences sector       equity securities, which may go up or down in value,
is subject to         sometimes rapidly and unpredictably. This portfolio may
extensive             invest in small companies. The market prices of smaller
government            companies tend to rise and fall more rapidly and have
regulation,           greater price swings than larger companies because they
which may change      may have fewer financial resources, limited product and
frequently and        market diversification, and many are dependent on a few
impact the            key managers.
portfolio
significantly.      . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                                                      HEALTH SCIENCES PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . regulatory impact - many faster-growing health care
be aware of           companies have limited operating histories and their
(continued)           potential profitability may be dependent on regulatory
                      approval of their products, which increases the volatility of these companies' securities prices and could have an adverse impact upon the companies' future growth and profitability.

                      Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart         [GRAPH OF HEALTH SCIENCES PORTFOLIO APPEARS HERE]
shows how the
portfolio's                                   01
performance has                             -----
varied since its                           (7.69)
inception.
                    Best and worst quarterly performance during this period:
The table below     2nd quarter 2001: 12.09%; 1st quarter 2001: (17.39)%
the bar chart
compares            Total return                             1 year/
portfolio           as of December 31, 2001                  Since inception
performance to      --------------------------------------------------------
its benchmark       Health Sciences Portfolio                 (7.69)%
index.              Standard & Poor's Composite Stock Price
                     Index/1/                                 (11.88)%
Returns do not
reflect fees and    /1/ The Standard & Poor's 500 Composite Stock Price Index,
expenses of any         an index of the stocks of approximately 500 large-
variable annuity        capitalization companies traded in U.S. stock markets.
contract or             Results include reinvested dividends.
variable life
insurance policy,
and would be
lower if they
did.

Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how INVESCO
has managed
substantially
similar accounts
see page 87.

                [SYMBOL] -------------------------------------------------------

Who manages the     Thomas R. Wald, CFA, is a vice president of INVESCO.
portfolio           Before joining INVESCO in 1997, he was an analyst with
                    Munder Capital Management. Mr. Wald has a BA from Tulane
[LOGO OF INVESCO    University and an MBA from the University of Pennsylvania.
FUNDS APPEARS
HERE]

The Health
Sciences
Portfolio is
managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 77.

ABOUT THE
PORTFOLIOS          TECHNOLOGY PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal strategy is to invest at least
portfolio           65% (80% by July 31, 2002) of its assets in equity
invests in          securities and derivatives in the technology-related
                    sector.
A company is
considered part     Such companies include, but are not limited to, those
of the              involved with applied technology, biotechnology,
technology          communications, computers, electronics, Internet, IT
sector if:          services and consulting, software, telecommunications
                    equipment and services, IT infrastructure and networking
.. at least 50%      companies.
  of its gross
  income or its     The portfolio manager uses a bottom-up investment
  net sales come    approach, focusing on company fundamentals and growth
  from              prospects when selecting securities. The manager
  activities in     emphasizes companies it believes are strongly managed and
  the sector; or    will generate above-average growth rates for the next 3 -
                     5 years. The manager will invest in securities it
.. at least 50%      believes will rise in price faster than other securities.
  of its assets
  are devoted to    The manager focuses on markets and industries where
  producing         leadership is concentrated in a few companies, and
  revenues from     generally does not invest in slower-growing markets or
  the sector; or    industries. The manager looks for market-driven companies
                    it believes has superior technology to deliver products
.. the manager       and services that match customer needs.
  believes,
  after             A core portion of the portfolio is expected to be invested
  completion of     in market-leading technology companies that the manager
  corporate         believes will maintain or improve their market share
  actions or        regardless of overall economic conditions. These companies
  developments      are leaders in their field and have a strategic advantage
  announced         over many of their competitors. The remainder of the
  prior to          portfolio will consist of faster-growing, more volatile
  investment in     technology companies that the manager believes to be
  a company,        emerging leaders in their fields, including small
  that a company    companies.
  would meet the
  above             The manager may also invest in derivatives (such as
  criteria.         options) to try to achieve the portfolio's investment
                    goal.
This portfolio
may invest up to
25% of its
assets in
foreign
securities,
including
emerging market
countries.
American
Depositary
Receipts (ADRs)
and Canadian
issuers are
excluded from
this limit.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Technology Portfolio may be affected by the following
be aware of         risks, among others:

Many of the         . industry concentration - since the portfolio invests
products and          principally in only one industry, it is subject to
services in the       greater risk of loss as a result of adverse economic,
technology            business or other developments than if its investments
industry are          were diversified across different industry sectors.
subject to rapid
obsolescence,       . price volatility - the portfolio principally invests in
which may lower       equity securities, which may go up or down in value,
the market value      sometimes rapidly and unpredictably. This portfolio may
of the                invest in small companies. The market prices of smaller
securities of         companies tend to rise and fall more rapidly and have
the companies in      greater price swings than larger companies because they
this sector.          may have fewer financial resources, limited product and
                      market diversification, and many are dependent on a few key managers.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                                                           TECHNOLOGY PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and future contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart            [GRAPH OF TECHNOLOGY PORTFOLIO APPEARS HERE]
shows how the
portfolio's                                   01
performance has                             -------
varied since its                            (40.94)
inception.
                    Best and worst quarterly performance during this period:
The table below     4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60)%
the bar chart
compares
portfolio
performance to
its benchmark
index.              Total return                               1 year/
                    as of December 31, 2001                    Since inception
Returns do not      ---------------------------------------------------------
reflect fees and    Technology Portfolio                         (40.94)%
expenses of any     Standard & Poor's 500 Composite Stock Price
variable annuity     Index/1/                                    (11.88)%
contract or
variable life       /1/ The Standard & Poor's 500 Composite Stock Price Index,
insurance               an index of the stocks of approximately 500 large-
policy, and             capitalization companies traded in U.S. stock markets.
would be lower          Results include reinvested dividends.
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how INVESCO
has managed
substantially
similar accounts
see page 88.

                [SYMBOL] -------------------------------------------------------

Who manages the     William R. Keithler, CFA, is senior vice president and
portfolio           director of sector management. He rejoined INVESCO in
                    1998. He previously worked at INVESCO from 1986 to 1993
[LOGO OF INVESCO    before joining Berger Associates in 1993. Mr. Keithler has
FUNDS APPEARS       19 years of investment experience, a BA from Webster
HERE]               College and an MS from the University of Wisconsin.

The Technology
Portfolio is
managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 77.

ABOUT THE
PORTFOLIOS          TELECOMMUNICATIONS PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital. Current
goal                income is of secondary importance.

                [SYMBOL] -------------------------------------------------------

                    This portfolio's principal strategy is to invest at least
What the            65% (80% by July 31, 2002) of its assets in equity
portfolio           securities and derivatives of companies engaged in the
invests in          telecommunications sector. The companies may be located in the U.S. or around the world.
A company is
considered part     These companies include, but are not limited to, those
of the              that design, develop, manufacture, distribute, or sell
telecommunications  communication services and equipment and companies that
sector if:          are involved in supplying equipment or services to such
                    companies, such as companies that offer telephone service,
.. at least 50%      wireless communications, satellite communications,
  of its gross      television and movie programming, broadcasting and
  income or its     Internet access.
  net sales come
  from              The portfolio manager uses a bottom-up investment
  activities in     approach, focusing on company fundamentals and growth
  the sector; or    prospects when selecting securities. The manager
                    emphasizes companies it believes are strongly managed and
.. at least 50%      will generate above-average growth rates for the next 3 -
  of its assets      5 years. The manager will invest in securities it
  are devoted to    believes will rise in price faster than other securities.
  producing
  revenues from     The manager focuses on markets and industries where
  the sector; or    leadership is concentrated in a few companies, and
                    generally does not invest in slower-growing markets or
.. the manager       industries. The manager looks for market-driven companies
  believes,         they believe have superior technology to deliver products
  after             and services that match customer needs.
  completion of
  corporate         The manager selects stocks based on its analysis of
  actions or        projected total returns for companies. The manager
  developments      analyzes country specific factors that might affect stock
  announced         performance or influence company valuation.
  prior to
  investment in     Normally, the portfolio will invest primarily in companies
  a company,        located in at least three different countries, although
  that a company    U.S. issuers are expected to dominate the portfolio often.
  would meet the    The manager emphasizes investment in companies it believes
  above             are strongly managed market leaders, with a lesser
  criteria.         weighting on smaller, faster growing companies that offer
                    new products or services and/or are increasing their market share.

                    The manager may also invest in derivatives (such as options) to help achieve the portfolio's investment goal.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Telecommunications Portfolio may be affected by the
be aware of         following risks, among others:

                    . industry concentration - since the portfolio invests
                      principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small companies. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                   TELECOMMUNICATIONS PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . emerging countries - investments in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets for many reasons including
This portfolio        smaller market capitalizations, greater price
may invest            volatility, less liquidity, higher degree of political
without limit in      and economic instability, less governmental regulation
foreign               of the financial industry and markets, and less
securities,           stringent reporting and accounting standards and
including             controls. Such investments may also involve risk of loss
emerging market       resulting from problems in share registration and
countries.            custody, especially in Eastern European countries,
                      including in particular Russia.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart          [GRAPH OF TELECOMMUNICATIONS PORTFOLIO APPEARS HERE]
shows how the
portfolio's                                      01
performance has                               -------
varied since its                              (46.72)
inception.

The table below     Best and worst quarterly performance during this period:
the bar chart       4th quarter 2001: 19.29%; 3rd quarter 2001: (37.55)%
compares
portfolio
performance to      Total return                                 1 year/
its benchmark       as of December 31, 2001                      Since inception
index.              ------------------------------------------------------------
                    Telecommunications Portfolio                 (46.72)%
Returns do not      Standard & Poor's 500 Composite Stock Price
reflect fees and     Index/1/                                    (11.88)%
expenses of any
variable annuity    /1/ The Standard & Poor's 500 Composite Stock Price Index,
contract or             an index of the stocks of approximately 500 large-
variable life           capitalization companies traded in U.S. stock markets.
insurance               Results include reinvested dividends.
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how INVESCO
has managed
substantially
similar accounts
see page 88.

                [SYMBOL] -------------------------------------------------------

Who manages the     Brian B. Hayward, CFA, is senior vice president of
portfolio           INVESCO. He joined the firm in 1997. Before joining
                    INVESCO he was a senior equity analyst at Mississippi
[LOGO OF INVESCO    Valley Advisors. Mr. Hayward has 15 years of investment
FUNDS APPEARS       experience, and both a BA and MA from the University of
HERE]               Missouri.

The
Telecommunications
Portfolio is
managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 77.

ABOUT THE
PORTFOLIOS          MULTI-STRATEGY PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks to provide a high total return from a
goal                portfolio of equity and fixed income securities. Total
                    return will consist of income plus realized and unrealized capital gains and losses.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in a mix of equity and fixed income securities.
invests in
                    Equity securities, which usually make up about 60% of the
                    portfolio, are principally the common stock of large and
A portfolio that    medium-sized U.S. companies. The portfolio may also invest
invests in a mix    in preferred stock, warrants, rights and fixed income
of fixed income     securities that can be converted into equity securities.
and equity          Fixed income securities of any credit rating, which
securities tends    usually make up about 40% of the portfolio, are
to be less          principally bonds and notes issued by U.S. and foreign
volatile than a     companies and governments, and mortgage related securities
portfolio that      including stripped mortgage related securities.
invests
principally in      The portfolio management team allocates assets among
equities.           equity and fixed income securities using a variety of
                    analytical tools, and then periodically rebalances the
                    portfolio to try to increase returns and reduce risk. The
Duration is a       team will vary the percentage allocated to the two types
mathematical        of securities depending on its analysis of market
measure of the      conditions.
average life of
a bond that         Within the equity portion of the portfolio, the team uses
includes its        the same three-step investment process it uses for the
yield, coupon,      Large-Cap Core Portfolio. That process includes research,
final maturity      valuation of companies using quantitative dividend
and call            analysis, and selection of individual stocks based on
features. It's      their relative valuation.
often used to
measure the         Within the fixed income portion of the portfolio, the team
potential           sets duration objectives based on the yield curve,
volatility of a     allocates assets across a broad range of fixed income
bond's price,       sectors, and then selects individual securities based on
and is              research by a team of managers, analysts and traders. The
considered a        average duration of the portfolio will usually be within
more accurate       two years of the duration of the Lehman Brothers Aggregate
measure than        Bond Index. The index had an average duration of 4.44
maturity of a       years on December 31, 2001.
security's
sensitivity to      The team may use derivatives (such as options and futures
changes in          contracts) to try to increase returns, to try to hedge
interest rates.     against changes in interest rates or market declines, or
                    to otherwise help achieve the portfolio's investment goal.
                    The team may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Multi-Strategy Portfolio invests in a mix of equity
be aware of         and fixed income securities. The portfolio may be affected by the following risks, among others:
This portfolio
may invest up to    . price volatility - the value of the portfolio changes as
10% of its            the prices of its investments go up or down. This
assets in             portfolio invests in large and medium-sized companies,
foreign fixed         which tend to have less volatile prices than smaller
income                companies. The portfolio may, however, invest in smaller
securities.           companies.

                    . changes in interest rates - the portfolio's fixed income investments may make it sensitive to changes in interest rates. The value of the portfolio may fall when interest rates rise.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                       MULTI-STRATEGY PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . derivatives and forward contracts - derive their value
be aware of           from the value of an underlying security, a group of
(continued)           securities or an index. Derivatives and forward
                      contracts could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                         [GRAPH OF MULTI-STRATEGY PORTFOLIO APPEARS HERE]
The bar chart
shows how the                    92    93     94      95    96
portfolio's                     ----  ----  ------  -----  -----
performance has                 5.57  9.25  (1.50)  25.25  12.56
varied over the
past 10 years.                     97     98     99    00     01
                                 -----  -----  ----  ----  ------
The table below                  19.62  18.17  7.04  0.75  (1.15)
the bar chart
compares
portfolio           Best and worst quarterly performance during this period:
performance to      4th quarter 1998: 12.08%; 3rd quarter 2001: (7.05)%
its benchmark
indices.            Average annual total return
                    as of December 31, 2001         1 year   5 years 10 years
Returns do not      ----------------------------------------------------------
reflect fees and    Multi-Strategy Portfolio/1/      (1.15)%  8.55%    9.21%
expenses of any     Lehman Brothers Aggregate
variable annuity      Bond Index/2/                   8.42%   7.43%    7.23%
contract or         Standard & Poor's 500 Composite
variable life         Stock Price Index/3/          (11.88)% 10.70%   12.93%
insurance
policy, and         /1/ J.P. Morgan Investment Management Inc. began managing
would be lower          the portfolio on January 1, 1994, and the investment
if they did.            objective and some investment policies changed at that
                        time. Another firm managed the portfolio before that
Past performance        date.
is important,       /2/ The Lehman Brothers Aggregate Bond Index, an index of
but it's no             investment grade fixed income securities with
guarantee of            maturities of at least one year. Results include
future                  reinvested dividends.
performance.        /3/ The Standard & Poor's 500 Composite Stock Price Index,
                        an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets.
                        Results include reinvested dividends.

                [SYMBOL] -------------------------------------------------------

Who manages the     Henry Cavanna, managing director, is a senior equity
portfolio           portfolio manager in the U.S. equity group. He joined J.P.
                    Morgan in 1971 and his first assignment was in pension
[LOGO OF J.P.       administration. He began managing the Multi-Strategy
MORGAN APPEARS      Portfolio in 1997. He has a BA from Boston College and an
HERE]               LLB from the University of Pennsylvania.

The Multi-          Mark D. Settles, vice president, is a portfolio manager in
Strategy            the U.S. fixed income group. He joined J.P. Morgan in
Portfolio is        1994, and is responsible for central bank and global fixed
managed by a        income clients and mutual fund strategies. Prior to that,
team of             Mr. Settles spent 5 years trading fixed income products on
portfolio           the New York and London trading desks. He has a BA from
managers at         Columbia University and an MBA from Northwestern
J.P. Morgan         University.
Investment
Management Inc.     Jonathon N. Golub, CFA, vice president, is a portfolio
(J.P. Morgan)       manager in the U.S. equity group. He joined J.P. Morgan in
You'll find more    2001, and is responsible for portfolio and product
about J.P.          management for U.S. large-capitalization equity products.
Morgan on page      Prior to joining the firm, Mr. Golub led consultant
77.                 relations at Scudder Kemper Investment and Chancellor LGT.
                    He has a BS from the Wharton School at the University of Pennsylvania.

ABOUT THE
PORTFOLIOS          LARGE-CAP CORE PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital and
goal                income.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities of U.S. companies with large market
                    capitalizations. Large-cap companies have a market
A company's         capitalization of $2 billion or more. The portfolio
"capitalization"    manager generally expects to invest in companies with a
is a measure of     market capitalization of $5 billion or more. It may invest
its size.           in medium and small companies or in companies located
Capitalization      outside the U.S. that are listed on a U.S. stock exchange.
is calculated by
multiplying the     The portfolio is managed by a team of portfolio managers
current share       who maintain industry sector weightings that are similar
price by the        to those of the Standard & Poor's 500 Composite Stock
number of shares    Price Index. The team moderately underweights or
held by             overweights sectors when it believes this will enhance
investors.          performance.

The portfolio       The team chooses companies to invest in within these
manager tries to    industry sectors using a three-step process:
achieve gross
income of 75% of    Research - the team looks at company prospects over the
the dividend        short term as well as over a relatively long period -
income generated    often as much as five years - to gain insight into a
on the stocks       company's real growth potential.
included in the
Standard &          Valuation - the team ranks the companies in each industry
Poor's 500          group according to their relative value using quantitative
Composite Stock     earnings, cash flow and dividend analysis and forecasts.
Price Index.        The more the team's estimated worth of a company exceeds
When selecting      the current market price of its stock, the more
stocks, however,    undervalued it considers the company.
the manager puts
more emphasis on    Stock selection - using the research and valuation
the potential       rankings as a guide, the team buys stocks that are
for capital         undervalued and considers selling them when they appear
appreciation        overvalued. Along with attractive valuation, the team
than on current     considers a number of other criteria, including:
dividends.
                    . events that could trigger a rise in a stock's price

                    . high potential reward compared with potential risk

                    . temporary mispricings caused by market overreactions.

                    The portfolio invests principally in dividend-paying common stock. It may also invest in other equity securities like non-dividend-paying common stock and preferred stock, and in fixed income securities that can be converted into equity securities.

                    The portfolio may invest in derivatives (such as index options and stock index futures contracts) to try to increase returns, to try to gain access to a market or as a substitute for buying the securities in the index.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Large-Cap Core Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio manager tries to control price volatility by investing in many different companies in a wide range of industries.

                                                       LARGE-CAP CORE PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . derivatives - such as options and futures contracts
be aware of           derive their value from the value of an underlying
(continued)           security, group of securities or an index. Derivatives
                      could increase a portfolio's volatility and reduce returns.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                         [GRAPH OF LARGE-CAP CORE PORTFOLIO APPEARS HERE]
The bar chart
shows how the                    92     93     94      95    96
portfolio's                     ----   ----  ------  -----  -----
performance has                 5.36   8.29  (0.28)  31.66  19.43
varied over the
past 10 years.                    97     98     99      00      01
                                -----  -----  -----  ------  ------
The table below                 28.60  24.18  13.26  (6.71)  (8.87)
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 1998: 21.81%; 3rd quarter 2001: (16.06)%
performance to
its benchmark      Average annual total return
index.             as of December 31, 2001          1 year   5 years 10 years
                   ----------------------------------------------------------
Returns do not     Large-Cap Core Portfolio/1/       (8.87)%  8.99%   10.65%
reflect fees and   Standard & Poor's 500 Composite
expenses of any     Stock Price Index/2/            (11.88)% 10.70%   12.93%
variable annuity
contract or         /1/ J.P. Morgan Investment Management Inc. began managing
variable life           the portfolio on January 1, 1994, and some investment
insurance               policies changed at that time. Another firm managed
policy, and             the portfolio before that date.
would be lower
if they did.        /2/ The Standard & Poor's 500 Composite Stock Price Index,
                        an index of the stocks of approximately 500 large-
Past performance        capitalization companies traded in U.S. stock markets.
is important,           Results include reinvested dividends.
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     Henry Cavanna, managing director, is a senior equity
portfolio           portfolio manager in the U.S. equity group. He joined J.P.
                    Morgan in 1971 and his first assignment was in pension
[LOGO OF J.P.       administration. He began managing the Large-Cap Core
MORGAN              Portfolio in 1997, and has a BA from Boston College and an
INVESTMENT]         LLB from the University of Pennsylvania.

The Large-Cap       Jonathon N. Golub, CFA, vice president, is a portfolio
Core Portfolio      manager in the U.S. equity group. He joined J.P. Morgan in
is managed by a     2001, and is responsible for portfolio and product
team of             management for U.S. large-capitalization equity products.
portfolio           Prior to joining the firm, Mr. Golub led consultant
managers at         relations at Scudder Kemper Investment and Chancellor LGT.
J.P. Morgan         He has a BS from the Wharton School at the University of
Investment          Pennsylvania.
Management Inc.
(J.P. Morgan)
You'll find more
about J.P.
Morgan on page
77.

ABOUT THE
PORTFOLIOS          STRATEGIC VALUE PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------


The investment      This portfolio seeks long-term growth of capital.
goal
                [SYMBOL] -------------------------------------------------------

What the            The portfolio invests primarily in domestic and foreign
portfolio           equity securities (which may include preferred stocks,
invests in          common stocks, warrants and securities convertible into
                    common or preferred stocks) with the potential for long-
A P/E ratio is      term growth of capital using a "value" approach.
the relationship
between the         The approach emphasizes investments in companies that the
price of a stock    manager believes are undervalued relative to their
and its earnings    intrinsic worth. The portfolio manager measures value as a
per share. This     function of price/earnings (P/E) ratios and price/free
figure is           cash flow.
determined by
dividing a          The manager will typically seek attractively valued
stock's market      companies that are improving their free cash flow and
price by the        improving their returns on invested capital. These
company's           companies may also include special situations companies
earnings per        that are experiencing management changes and/or are
share amount.       temporarily out of favor.
Price/free cash
flow is the         The manager applies a "bottom-up" approach in choosing
relationship        investments. In other words, the manager looks for
between the         companies with earnings growth potential that may not be
price of the        recognized by the market at large. If the manager is
stock and the       unable to find such investments, a significant portion of
company's           the portfolio's assets may be in cash or similar
available cash      investments.
from operations
minus capital       Foreign securities are generally selected on a stock-by-
expenditures.       stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors
This Portfolio      such as expected levels of inflation, government policies
may invest          influencing business conditions, the outlook for currency
without limit in    relationships, and prospects for economic growth among
foreign equity      countries, regions or geographic areas may warrant greater
and debt            consideration in selecting foreign securities. There are
securities and      no limitations on the countries in which the portfolio may
may invest up to    invest, and the portfolio may at times have significant
35% of its          foreign exposure.
assets in high-
yield or "junk"     The portfolio may also invest in debt securities and
bonds.              indexed/structured securities, purchase securities on a
                    when-issued, delayed delivery or forward commitment basis, and purchase high-yield ("junk") bonds.

                    The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines or to otherwise help achieve the portfolio's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Strategic Value Portfolio may be affected by the
be aware of         following risks, among others:

                    . non-diversified - this portfolio is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.
                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                      STRATEGIC VALUE PORTFOLIO

                [SYMBOL] ------------------------------------------------------

Risks you should    . credit - the portfolio could lose money if the issuer of
be aware of           a fixed income security is unable to meet its financial
(continued)           obligations or goes bankrupt. This portfolio may be
                      subject to more credit risk than certain other
This fund may be      portfolios, because it invests in high yield or "junk"
subject to more       bonds. These bonds are given a low credit rating by
credit risk than      Moody's (Ba and lower), or Standard & Poor's (BB and
certain other         lower), or have not been rated, but are of comparable
funds because of      quality. High-yield bonds are subject to credit risk,
its ability to        especially during periods of economic uncertainty or
invest in high-       during economic downturns, and are considered to be
yield                 mostly speculative in nature.
investments,
especially          . changes in interest rates - the value of the portfolio's
during periods        investments may fall when interest rates rise. This
of economic           portfolio may be sensitive to changes in interest rates
uncertainty or        because it may invest in fixed income securities with
economic              intermediate and long terms to maturity.
downturns.
                    . liquidity - high-yield/high-risk bonds may be less
                      liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

                    . derivatives and forward contracts - derive their value
                      from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

                [SYMBOL] ------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart
shows how the
portfolio's              [GRAPH OF STRATEGIC VALUE PORTFOLIO APPEARS HERE]
performance has
varied since its                               00     01
inception.                                  ------ ------
                                            (0.41) (9.87)
The table below
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 2001: 13.08%; 3rd quarter 2001: (18.30)%
performance to
its benchmark       Average annual total return               Since inception
index.              as of December 31, 2001          1 year   (October 2, 2000)
                    -----------------------------------------------------------
Returns do not      Strategic Value Portfolio         (9.87)%  (9.59)%
reflect fees and    Standard & Poor's 500 Composite
expenses of any       Stock Price Index/1/           (11.88)% (16.97)%
variable annuity
contract or         /1/ The Standard & Poor's 500 Composite Stock Price Index,
variable life           an index of the stocks of approximately 500
insurance               large-capitalization companies traded in U.S. stock
policy, and             markets. Results include reinvested dividends.
would be lower
if they did.

Past
performance
is important,
but it's no
guarantee of
future
performance.

For information
on how Janus has
managed
substantially
similar accounts
see page 89.

                [SYMBOL] ------------------------------------------------------

Who manages the     David C. Decker, CFA, vice president of Janus, joined
portfolio           Janus in 1992, and is manager and executive vice president of similar funds managed by Janus. He also manages private
[LOGO OF JANUS      accounts with a similar strategic value strategy as well
APPEARS HERE]       as other institutional funds. He has a BA from Tufts
                    University and an MBA from Duke University.
The Strategic
Value Portfolio
is managed by
Janus Capital
Management LLC
(Janus). You'll
find more about
Janus on page
78.

ABOUT THE
PORTFOLIOS          GROWTH LT PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital in a
goal                manner consistent with the preservation of capital.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in a large number of companies of any size, from
invests in          small emerging growth to well established companies. It
                    principally invests in equity securities.
This portfolio
may invest some     The portfolio manager looks for companies that have high
of its assets in    potential for earnings growth that may not be recognized
foreign             by other investors. The manager generally does not limit
companies.          security selection to any industry sector or use other
Investing           defined selection procedures. The realization of income is
globally offers     not a significant factor in considering portfolio
greater             securities.
diversification
because the         The manager applies a "bottom-up" approach in choosing
portfolio can       investments. In other words, the manager looks for
take advantage      companies with earnings growth potential that may not be
of investment       recognized by the market at large. If the manager is
opportunities       unable to find such investments, a significant portion of
that are not        the portfolio's assets may be in cash or similar
available in the    investments.
U.S.
                    Foreign securities are generally selected on a stock-by-
This portfolio      stock basis without regard to any defined allocation among
may invest up       countries or geographic regions. However, certain factors
to:                 such as expected levels of inflation, government policies
.. 10% of its        influencing business conditions, the outlook for currency
  assets in         relationships, and prospects for economic growth among
  lower-rated,      countries, regions or geographic areas may warrant greater
  high-yield        consideration in selecting foreign securities.
  ("junk") bonds
.. 25% of its        The portfolio may also invest in debt securities and
  assets in         indexed/structured securities, purchase securities on a
  foreign           when-issued, delayed delivery or forward commitment basis,
  investments       and purchase high-yield ("junk") bonds.

                    The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

                    The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Growth LT Portfolio may be affected by the following
be aware of         risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are "undervalued," for example.

                     This portfolio may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                            GROWTH LT PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . derivatives and forward contracts - derive their value
be aware of           from the value of an underlying security, a group of
(continued)           securities or an index. Derivatives and forward
                      contracts could increase a portfolio's volatility and reduce returns.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high-yield or "junk" bonds, which are given a low credit rating by Moody's (Ba and lower), or Standard & Poor's (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or economic downturns, and are considered to be mostly speculative in nature.

                    . liquidity - high yield bonds may be less liquid than
                      higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                            [GRAPH OF GROWTH LT PORTFOLIO APPEARS HERE]
The bar chart
shows how the         94     95     96     97     98     99      00       01
portfolio's         -----  -----  -----  -----  -----  -----  -------  -------
performance has     13.25  36.75  17.87  10.96  58.29  98.08  (21.70)  (29.55)
varied since its
inception.
                    Best and worst quarterly performance during this period:
The table below     4th quarter 1999: 43.24%; 1st quarter 2001: (24.11)%
the bar chart
compares            Average annual total return                  8 years/
portfolio           as of December 31, 2001     1 year   5 years Since inception
performance to      ------------------------------------------------------------
its benchmark       Growth LT Portfolio         (29.55)% 13.92%  16.97%
index.              Standard & Poor's 500
                     Composite Stock Price
Returns do not       Index/1/                   (11.88)% 10.70%  12.93%
reflect fees and
expenses of any     /1/ The Standard & Poor's 500 Composite Stock Price Index,
variable annuity        an index of the stocks of approximately 500 large-
contract or             capitalization companies traded in U.S. stocks
variable life           markets. Results include reinvested dividends.
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     Warren B. Lammert, III, CFA, vice president of Janus,
portfolio           joined Janus in 1987 and is portfolio manager and
                    executive vice president of similar funds managed by
[LOGO OF JANUS      Janus. He has been the manager of various growth-oriented
APPEARS HERE]       accounts since 1991. He has a BA from Yale University and
                    an MA (with distinction) from the London School of
The Growth LT       Economics.
Portfolio is
managed by Janus
Capital
Management LLC
(Janus). You'll
find more about
Janus on page
78.

ABOUT THE
PORTFOLIOS          FOCUSED 30 PORTFOLIO

                    This Portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] ------------------------------------------------------

The investment      This Portfolio seeks long-term growth of capital.
goal

                [SYMBOL] ------------------------------------------------------

What the            The portfolio's principal investment strategy is to invest
portfolio           primarily in domestic and foreign equity securities
invests in          (including common stock, preferred stock, warrants, and
                    securities convertible into common or preferred stock) selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of 20-30 common stocks.

                    The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio's assets may be in cash or similar investments.

                    Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio's investments will be incidental to its objective.

                    Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest and the portfolio may at times have significant foreign exposure.

This portfolio      The portfolio may also purchase securities on a when-
may invest          issued, delayed delivery or forward commitment basis, and
without limit in    purchase high-yield ("junk") bonds.
foreign equity
and debt            The manager may use derivatives (such as options and
securities and      future contracts) to try to increase returns, to try to
may invest up to    hedge against changes in interest rates or market
35% of its          declines, or to otherwise help achieve the portfolio's
assets in high-     investment goal. The manager may also use forward foreign
yield or "junk"     currency contracts or derivatives to hedge against changes
bonds.              in currency exchange rates.

                [SYMBOL] ------------------------------------------------------

Risks you should    The Focused 30 Portfolio may be affected by the following
be aware of         risks, among others:

                    . non-diversified - the portfolio is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the portfolio manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are "undervalued," for example. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                           FOCUSED 30 PORTFOLIO

                [SYMBOL] ------------------------------------------------------

Risks you should    . credit - the portfolio could lose money if the issuer of
be aware of           a fixed income security is unable to meet its financial
(continued)           obligations or goes bankrupt. This portfolio may be
                      subject to more credit risk than certain other
This portfolio        portfolios, because it invests in high-yield or "junk"
may be subject        bonds. These bonds are given a low credit rating by
to more credit        Moody's (Ba and lower), or Standard & Poor's (BB and
risk than             lower), or have not been rated, but are of comparable
certain other         quality. High-yield bonds are subject to credit risk,
portfolios            especially during periods of economic uncertainty or
because of its        during economic downturns, and are considered to be
ability to            mostly speculative in nature.
invest in high-
yield               . changes in interest rates - the value of the portfolio's
investments,          investments may fall when interest rates rise. This
especially            portfolio may be sensitive to changes in interest rates
during periods        because it may invest in fixed income securities.
of economic
uncertainty or      . liquidity - high-yield bonds may be less liquid than
economic              higher quality investments. Liquidity is the ability to
downturns.            sell securities at about carrying cost within a
                      reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

                    . derivatives and forward contracts - derive their value
                      from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

                [SYMBOL] ------------------------------------------------------

How the porfolio    Year by year total return (%)
performed           as of December 31 each year

The bar chart
shows how the              [GRAPH OF FOCUSED 30 PORTFOLIO APPEARS HERE]
portfolio's
performance has                                  01
varied since its                              ------
inception.                                    (13.35)

The table below     Best and worst quarterly performance during this period:
the bar chart       4th quarter 2001: 22.82%; 1st quarter 2001: (20.83)%
compares
portfolio           Average annual total return               Since inception
performance to      as of December 31, 2001          1 year   (October 2, 2000)
its benchmark       -----------------------------------------------------------
index.              Focused 30 Portfolio             (13.35)% (23.49)%
                    Standard & Poor's 500 Composite
Returns do not      Stock Price Index/1/             (11.88)% (16.97)%
reflect fees and
expenses of any     /1/ The Standard & Poor's 500 Composite Stock Price Index,
variable annuity        an index of the stocks of approximately 500 large-
contract or             capitalization companies traded in U.S. stock markets.
variable life           Results include reinvested dividends.
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how Janus has
managed
substantially
similar accounts
see page 90.

                [SYMBOL] ------------------------------------------------------

Who manages the     Ron V. Sachs, CFA, joined Janus in 1996, and is the
portfolio           manager and executive vice president of a similar fund
                    managed by Janus. He also manages private accounts with a
[LOGO OF JANUS      similar aggressive growth strategy. He has a BA from
APPEARS HERE]       Princeton and obtained his law degree from the University
                    of Michigan.
The Focused 30
Portfolio is
managed by Janus
Capital
Management LLC
(Janus). You'll
find more about
Janus on page
78.

ABOUT THE
PORTFOLIOS          MID-CAP VALUE PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] ------------------------------------------------------

The investment      This portfolio seeks capital appreciation.
goal

                [SYMBOL] ------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets in the common stocks of
invests in          U.S. companies with medium market capitalizations in the
                    range of the Russell Midcap Index that are believed to be
A company's         undervalued based on their return on total capital or
"capitalization"    equity. The Russell Midcap Index is composed of selected
is a measure of     common stocks of medium-sized U.S. companies.
its size.
Capitalization      The portfolio management team determines a company's value
is calculated by    by comparing its share price with its return on total
multiplying the     capital or equity. Companies are considered undervalued
current share       when their share price is lower than their estimated worth
price by the        or growth prospects.
number of shares
held by             The team attempts to identify undervalued securities using
investors.          traditional measures of value, including low price to
                    earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team's global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.

This portfolio      The team may also invest in equity securities of larger
may invest up to    capitalization companies, investment grade fixed income
15% of its          securities, and foreign equity and fixed income
assets in           securities.
foreign
investments.        It may use borrowed money to make investments, which may
                    include short selling securities it doesn't own. Selling short is the opposite of a typical stock market transaction. Instead of buying a stock and then selling it - hopefully at a higher price - you sell the stock first, and then buy it, hopefully at a lower price. In a short sale, you normally borrow the stock you're selling.

                    The team may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

                [SYMBOL] ------------------------------------------------------

Risks you should    The Mid-Cap Value Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                        MID-CAP VALUE PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . derivatives and forward contracts - derive their value
be aware of           from the value of an underlying security, a group of
(continued)           securities or an index. Derivatives and forward
                      contracts could increase a portfolio's volatility and reduce returns.

                    . leveraging - leveraging, or using borrowed money to buy
                      securities, can magnify the gain - and the loss - on the security. The portfolio will be charged interest on any money it borrows. The lender will have priority over shareholders against the portfolio's assets.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                          [GRAPH OF MID-CAP VALUE PORTFOLIO APPEARS HERE]
The bar chart
shows how the
portfolio's                               99    00     01
performance has                         ----  -----  -----
varied since its                        5.22  24.91  13.30
inception.

The table below     Best and worst quarterly performance during this period:
the bar chart       4th quarter 2001: 18.92%; 3rd quarter 1999: (14.64)%
compares
portfolio            Average annual total return                3 years/
performance to       as of December 31, 2001       1 year       Since inception
its benchmark        ----------------------------------------------------------
index.               Mid-Cap Value Portfolio        13.30%      14.22%
                     Russell Midcap Index/1/       (5.62)%       6.50%
Returns do not
reflect fees and      /1/ The Russell Midcap Index, an index of 800 of the
expenses of any           smallest companies in the Russell 1000 Index. Results
variable annuity          include reinvested dividends.
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     Herbert W. Gullquist is chief investment officer and a
portfolio           managing director of Lazard and a vice chairman of Lazard
                    Freres & Co. LLC. He joined Lazard in 1982. He is
[LOGO OF LAZARD     responsible for monitoring all investment activity to
ASSET MANAGEMENT    ensure adherence to Lazard's investment philosophy and
APPEARS HERE]       guidelines. He has a BA from Northwestern University.

The Mid-Cap         Andrew D. Lacey is a director and a portfolio manager at
Value Portfolio     Lazard and has seven years of investment experience. Prior
is managed by a     to becoming a full-time member of Lazard's equity team in
team of             1996, Mr. Lacey worked part-time at Lazard from 1995 to
portfolio           1996 while attaining his MBA from Columbia University. He
managers at         also has a BA from Wesleyan University.
Lazard Asset
Management          Christopher H. Blake is a senior vice president and a
(Lazard). You'll    portfolio manager at Lazard. He maintains a research focus
find more about     on U.S. consumer and commercial services stocks. Mr. Blake
Lazard on page      joined Lazard in 1995 and has a BSBA in Finance from the
78.                 University of Denver.

ABOUT THE
PORTFOLIOS          INTERNATIONAL VALUE PORTFOLIO

                [SYMBOL] ------------------------------------------------------

The investment      This portfolio seeks long-term capital appreciation
goal                primarily through investment in equity securities of
                    corporations domiciled in countries with developed economies and markets other than the United States.
                    Current income from dividends and interest will not be an important consideration.

                [SYMBOL] ------------------------------------------------------

What the            The Portfolio invests primarily in equity securities of
portfolio           relatively large non-U.S. companies with market
invests in          capitalizations in the range of companies represented in
                    the Morgan Stanley Capital International (MSCI) Europe,
                    Australasia and Far East (EAFE) Index that the portfolio manager believes are undervalued based on their earnings, cash flow or asset values. The portfolio may invest in American Depositary Receipts (ADRs). The portfolio may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

                    The portfolio will normally invest at least 80% of its assets in equity securities of companies located in at least three different foreign countries. The allocation of the portfolio's assets among geographic sectors may shift from time to time based on the manager's judgment and its analysis of market conditions. The manager currently intends to invest the portfolio's assets primarily in companies based in developed markets.

                    The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager's expectations.

                    The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

                [SYMBOL] ------------------------------------------------------

Risks you should    The International Value Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives, forward contracts and currency
                      transactions - such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives, forward foreign currency contracts and foreign currency transactions could increase a portfolio's volatility and reduce returns.

                                                  INTERNATIONAL VALUE PORTFOLIO

                [SYMBOL] ------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                       [GRAPH OF INTERNATIONAL VALUE PORTFOLIO APPEARS HERE] The bar chart
shows how the                     92    93     94    95     96
portfolio's                     ------ -----  ----  -----  -----
performance has                 (9.78) 30.02  3.01  10.56  21.89
varied over the
past 10 years.                    97    98    99      00       01
                                ----  ----  -----  -------  -------
The table below                 9.28  5.60  22.82  (11.40)  (21.87)
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           1st quarter 1998: 12.52%; 3rd quarter 1998: (17.04)%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001           1 year   5 years 10 years
                    -----------------------------------------------------------
Returns do not      International Value Portfolio/1/  (21.87)% (0.38)% 4.79%
reflect fees and    MSCI EAFE Index/2/                (21.21)%   1.17% 4.76%
expenses of any
variable annuity    /1/ Lazard Asset Management began managing the portfolio
contract or             on January 1, 2001. Other firms managed the portfolio
variable life           before that date.
insurance
policy, and         /2/ The Morgan Stanley Capital International Europe,
would be lower          Australasia, Far East Index (MSCI EAFE Index), an
if they did.            index of stocks from 21 countries in Europe,
                        Australia, New Zealand and Asia. Results include
Past performance        reinvested dividends.
is important,
but it's no
guarantee of
future
performance.

For information
on how Lazard
has managed
substantially
similar accounts
see page 91.

                [SYMBOL] ------------------------------------------------------

Who manages the     Herbert W. Gullquist is chief investment officer and a
portfolio           managing director of Lazard and a vice chairman of Lazard
                    Freres & Co. LLC. He joined Lazard in 1982. He is
[LOGO OF LAZARD     responsible for monitoring all investment activity to
APPEARS HERE]       ensure adherence to Lazard's investment philosophy and
                    guidelines. He has a BA from Northwestern University.
The International
Value Portfolio is  John R. Reinsberg is a managing director of Lazard. He is
managed by Lazard   responsible for international/global equity management and
Asset Management    overseeing the day-to-day operations of Lazard's
(Lazard). You'll    international equity investment team. He joined Lazard in
find more about     1991. Mr. Reinsberg has a BA from the University of
Lazard on page 78.  Pennsylvania and an MBA from Columbia University.

                    Ronald J. Saba is a director of Lazard and a portfolio manager. He has 19 years of investment experience and joined Lazard in 1996. He has a Bachelor of Commerce from McGill University, Montreal, and an MBA from the University of Chicago Graduate School of Business.

ABOUT THE
PORTFOLIOS          CAPITAL OPPORTUNITIES PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] ------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

                [SYMBOL] ------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% of its assets in common stocks and
invests in          related securities, such as preferred stock, convertible
                    securities and depositary receipts. The portfolio capital appreciation focuses on companies which the portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

                    The manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts.

This portfolio      The portfolio may invest in foreign securities (including
may invest up to    emerging market securities), and may have exposure to
35% of its          foreign currencies through its investment in these
assets in           securities, its direct holdings of foreign currencies or
foreign             through its use of foreign currency exchange contracts for
securities,         the purchase or sale of a fixed quantity of a foreign
including those     currency at a future date.
of emerging
market
countries.

                [SYMBOL] ------------------------------------------------------

Risks you should    The Capital Opportunities Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are "undervalued." Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                CAPITAL OPPORTUNITIES PORTFOLIO

                [SYMBOL] ------------------------------------------------------

Risks you should    . emerging countries - investments in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                [SYMBOL] ------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart
shows how the         [GRAPH OF CAPITAL OPPORTUNITIES PORTFOLIO APPEARS HERE]
portfolio's
performance has                                  01
varied since its                              -------
inception.                                    (15.54)

The table below
the bar chart       Best and worst quarterly performance during this period:
compares            4th quarter 2001: 18.04%; 3rd quarter 2001: (25.33)%
portfolio
performance to      Total return                            1 year/
its benchmark       as of December 31, 2001                 Since inception
index.              ------------------------------------------------------------
                    Capital Opportunities Portfolio         (15.54)%
Returns do not      Standard & Poor's 500 Composite Stock
reflect fees and    price Index/1/                          (11.88)%
expenses of any
variable annuity    /1/ The Standard & Poor's 500 Composite Stock Price Index,
contract or             an index of the stocks of approximately 500 large-
variable life           capitalization companies traded in U.S. stock markets.
insurance               Results include reinvested dividends.
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how MFS has
managed
substantially
similar accounts
see page 92.

                [SYMBOL] ------------------------------------------------------

Who manages the     Maura A. Shaughnessy, CFA, is a senior vice president of
portfolio           MFS and has been employed in the investment management
                    area of MFS since 1991. Before joining MFS, Ms.
[LOGO OF MFS        Shaughnessy was an analyst at Harvard Management Co. She
APPEARS HERE]       has a BS from Colby College and an MBA from Dartmouth
                    College.
The Capital
Opportunities
Portfolio is
managed by MFS
Investment
Management
(MFS). You'll
find more about
MFS on page 78.

ABOUT THE
PORTFOLIOS          MID-CAP GROWTH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts  . Pacific
                      Select variable life insurance policies


                [SYMBOL] ------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

                [SYMBOL] ------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% (80% by July 31, 2002) of its assets
invests in          in common stocks and related securities, such as preferred stocks, convertible securities warrants and depositary
A company's         receipts for those securities, of companies with medium
"capitalization"    market capitalizations that the portfolio manager believes
is a measure of     have above-average growth potential.
its size.
Capitalization      Medium market capitalization companies are companies with
is calculated by    market capitalizations equaling or exceeding $250 million
multiplying the     but not exceeding the top of the Russell Midcap Growth
current share       Index range at the time of the investment. Companies whose
price by the        market capitalizations fall below $250 million or exceed
number of shares    the top of that index range after purchase continue to be
held by             considered medium-capitalization companies for purposes of
investors.          the portfolio's 65% (80% as of July 31, 2002) investment
                    policy. These criteria are subject to change depending on market conditions. The portfolio manager generally expects that it will invest primarily in companies with market capitalizations in excess of $1 billion. The portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter (OTC) markets.

This portfolio      The manager uses a bottom-up investment style in managing
may invest up to    this portfolio. This means that securities are selected
20% of its          based upon fundamental analysis (such as an analysis of
assets in           earnings, cash flows, competitive position and
foreign             management's abilities) performed by the manager, with
securities,         input from its team of equity research analysts.
including those
of emerging         The portfolio may invest in foreign securities (including
market              emerging market securities) through which it may have
countries.          exposure to foreign currencies.

                [SYMBOL] ------------------------------------------------------

Risks you should    The Mid-Cap Growth Portfolio may be affected by the
be aware of         following risks, among others:

                    . non-diversified - the portfolio is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are "undervalued." Investment in medium capitalization companies may be riskier and more volatile than investment in companies with larger market capitalizations. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

                                                       MID-CAP GROWTH PORTFOLIO

                [SYMBOL] ------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . emerging countries - investment in emerging market
                      countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                [SYMBOL] ------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                         [GRAPH OF MID-CAP GROWTH PORTFOLIO APPEARS HERE]
The bar chart
shows how the                                    01
portfolio's                                   -------
performance has                               (18.81)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 27.86%; 3rd quarter 2001: (34.69)%
The table below
the bar chart       Total return                    1 year/
compares            as of December 31, 2001         Since inception
portfolio           Mid-Cap Growth Portfolio        (18.81)%
performance to      Russell Midcap Growth Index/1/  (20.15)%
its benchmark
index.              /1/ The Russell Midcap Growth Index, an index of 800
                        securities with a greater-than-average growth
Returns do not          orientation. Results include reinvested dividends.
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how MFS has
managed
substantially
similar accounts
see page 93.

                [SYMBOL] ------------------------------------------------------

Who manages the     This portfolio is managed by a team currently led by:
portfolio
                    Mark Regan is a senior vice president of MFS and has been
[LOGO OF MFS        employed in the investment management area of MFS since
APPEARS HERE]       1989. Before joining MFS, Mr. Regan was a research analyst for Eaton Vance Corp. He has a BS from Cornell University
The Mid-Cap         and an MS from Massachusetts Institute of Technology.
Growth Portfolio
is managed by       Eric B. Fischman, CFA, has been employed in the investment
MFS Investment      management area of MFS since 2000. Before joining MFS, Mr.
Management          Fischman was a research analyst for State Street Research.
(MFS). You'll       He has a BA from Cornell University, an MBA from Columbia
find more about     University and a JD from Boston University.
MFS on page 78.

ABOUT THE
PORTFOLIOS          GLOBAL GROWTH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

                [SYMBOL] -------------------------------------------------------

What the            The Portfolio's principal investment strategy is to
portfolio           invest, under normal market conditions, at least 65% of
invests in          its assets in common stocks and related equity securities, such as preferred stock, convertible securities and
Foreign growth      depositary receipts, of companies in three distinct market
companies are       sectors:
companies
located in more     . U.S. emerging growth companies that the portfolio
developed             manager believes are either early in their life cycle
securities            but which have the potential to become major
markets (such as      enterprises, or are major enterprises whose rates of
Australia,            earnings growth are expected to accelerate because of
Canada, Japan,        special factors, such as rejuvenated management, new
New Zealand and       products, changes in consumer demand, or basic changes
Western European      in the economic environment.
countries).
                    . Foreign growth companies that the manager believes have
Emerging market       favorable growth prospects and attractive valuations
countries are         based on current and expected earnings and cash flow.
typically less        The manager generally seeks to purchase foreign growth
developed             securities of companies with relatively large
economically          capitalizations relative to the market in which they are
than                  traded.
industrialized
countries and       . Emerging market securities are securities of issuers
may offer high        whose principal activities are located in emerging
growth potential      market countries.
as well as
considerable        Under normal market conditions, the portfolio invests in
investment risk.    at least three different countries, one of which may be
These countries     the U.S.
are generally
located in Latin
America, Asia,
the Middle East,
Eastern Europe
and Africa.
                [SYMBOL] -------------------------------------------------------

Risks you should    The Global Growth Portfolio may be affected by the
be aware of         following risks, among others:

                    . non-diversified - the portfolio is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are "undervalued." Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                        GLOBAL GROWTH PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . emerging countries - investment in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investment may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                          [GRAPH OF GLOBAL GROWTH PORTFOLIO APPEARS HERE]
The bar chart
shows how the                                    01
portfolio's                                   -------
performance has                               (14.97)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 12.18%; 3rd quarter 2001: (18.67)%
The table below
the bar chart       Total return                          1 year/
compares            as of December 31, 2001               Since inception
portfolio           -----------------------------------------------------
performance to      Global Growth Portfolio               (14.97)%
its benchmark       MSCI All Country World Free Index/1/  (16.82)%
index.
                    /1/ The MSCI All Country World Free Index, an index of
Returns do not          stocks from 23 developed markets and 26 emerging
reflect fees and        markets. Results include reinvested dividends.
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how MFS has
managed
substantially
similar accounts
see page 94.

                [SYMBOL] -------------------------------------------------------

Who manages the     John E. Lathrop, CFA, is a senior vice president at MFS.
portfolio           Mr. Lathrop has been employed in the investment management area of MFS since 1994. Before joining MFS, Mr. Lathrop
[LOGO OF MFS        was an equity research analyst and account controller at
APPEARS HERE]       the Putnam Companies. He has a BA from Northwestern
                    University and an MBA from Cornell University.
The Global
Growth Portfolio    David A. Antonelli is a senior vice president and director
is managed by a     of international equity research at MFS. Mr. Antonelli has
team of             been employed in the investment management area of MFS
analysts, led by    since 1991. He has a BS from Pennsylvania State University
the portfolio       and an MBA from the Wharton School at the University of
managers at MFS     Pennsylvania.
Investment
Management
(MFS). You'll
find more about
MFS on page 78.

ABOUT THE
PORTFOLIOS          EQUITY INDEX PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks to provide investment results that
goal                correspond to the total return of common stocks that are
                    publicly traded in the United States.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities of companies that are included in the
                    Standard & Poor's 500 Composite Stock Price Index or representative of that index (including derivatives). The portfolio principally invests in common stock.

                    The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The Standard &      The portfolio management team has two objectives:
Poor's 500
Composite Stock     . match the returns of the index before taking into
Price Index is        account portfolio costs
an index of the
stocks of           The portfolio usually holds between 400 and 500 of the
approximately       stocks in the index and tries to match its industry
500 large-          weightings. Since the portfolio generally invests in
capitalization      securities that are included in the index, it has similar
companies traded    risk characteristics and performance. The team
in U.S. stock       periodically reviews and rebalances the portfolio's
markets.            investments to more closely track the performance of the
                    index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

                    The team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio's cash position.

                    Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio's ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

                    . lower transaction costs

                    This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

                    The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

                    The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio's investment goal.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Equity Index Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio primarily invests in large companies, which sometimes have less volatile prices than smaller companies.

                                                         EQUITY INDEX PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . stock market - The portfolio is not actively managed,
be aware of           and invests in securities included in the index
(continued)           regardless of their investment merit. The team cannot
                      change this investment strategy even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

                    . derivatives - such as index options and futures
                      contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                          [GRAPH OF EQUITY INDEX PORTFOLIO APPEARS HERE]
The bar chart
shows how the                       92    93    94    95     96
portfolio's                        ----  ----  ----  -----  -----
performance has                    6.95  9.38  1.05  36.92  22.36
varied over the
past 10 years.                  97     98     99      00      01
                               -----  -----  -----  ------  -------
The table below                32.96  28.45  20.59  (9.29)  (12.15)
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 1998: 21.31%; 3rd quarter 2001: (14.73)%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001          1 year   5 years 10 years
                    ----------------------------------------------------------
Returns do not      Equity Index Portfolio/1/        (12.15)% 10.42%  12.51%
reflect fees and    Standard & Poor's 500 Composite
expenses of any      Stock Price Index/2/            (11.88)% 10.70%  12.93%
variable annuity
contract or         /1/ Mercury Advisors began managing the portfolio on
variable life           January 1, 2000. Another firm managed the portfolio
insurance               before that date.
policy, and
would be lower      /2/ The Standard & Poor's 500 Composite Stock Price Index,
if they did.            an index of the stocks of approximately 500 large-
                        capitalization companies traded in U.S. stock markets.
Past performance        Results include reinvested dividends.
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Mercury Quantitative Strategies Division has day-to-
portfolio           day responsibility for management of this portfolio.

[LOGO OF MERCURY
ADVISORS]

The Equity Index
Portfolio is
managed by the
Quantitative
Strategies
Division of
Mercury Advisors
(Mercury).
You'll find more
about Mercury on
page 78.

ABOUT THE
PORTFOLIOS          SMALL-CAP INDEX PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks investment results that correspond to
goal                the total return of an index of small capitalization
                    companies.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities of companies with small market
                    capitalizations that are included in the Russell 2000
A company's         Index or representative of that index (including
"capitalization"    derivatives). The portfolio principally invests in common
is a measure of     stock.
its size.
Capitalization      The goal of an index fund is to mirror the performance of
is calculated by    a specific index. Because individual investment selection
multiplying the     is virtually eliminated, active portfolio management is
current share       not required and transaction costs are reduced.
price by the
number of shares    The portfolio management team has two objectives:
held by
investors.          . match the returns of the index before taking into
                      account portfolio costs
The Russell 2000
Index is an         The portfolio can invest in any number of the stocks in
index of the        the index and tries to match its industry weightings.
2,000 smallest      Since the portfolio generally invests in securities that
companies listed    are included in the index, it has similar risk
in the Russell      characteristics and performance. The team periodically
3000 Index.         reviews and rebalances the portfolio's investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

                    The team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio's cash position.

                    Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio's ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

                    . lower transaction costs

                    This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

                    The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

                    The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio's investment goal.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Small-Cap Index Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in small-capitalization companies, which tend to have greater price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                                                      SMALL-CAP INDEX PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . stock market - The portfolio is not actively managed,
be aware of           and invests in securities included in the index
(continued)           regardless of their investment merit. The team cannot
                      change its investment strategy even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

                    . derivatives - such as index options and futures
                      contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                         [GRAPH OF SMALL-CAP INDEX PORTFOLIO APPEARS HERE]
The bar chart
shows how the                            99     00      01
portfolio's                             -----  ------  ----
performance has                         19.36  (3.61)  1.74
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 21.12%; 3rd quarter 2001: (20.77)%
The table below
the bar chart       Average annual total return          3 years/
compares            as of December 31, 2001       1 year Since inception
portfolio           -----------------------------------------------------
performance to      Small-Cap Index Portfolio/1/  1.74%  5.40%
its benchmark       Russell 2000 Index/2/         2.49%  6.42%
index.
                    /1/ Mercury Advisors began managing the portfolio on
Returns do not          January 1, 2000. Another firm managed the portfolio
reflect fees and        before that date.
expenses of any
variable annuity    /2/ The Russell 2000 Index, an index of the 2,000 smallest
contract or             companies listed in the Russell 3000 Index. Results
variable life           include reinvested dividends.
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Mercury Quantitative Strategies Division has day-to-
portfolio           day responsibility for management of this portfolio.

[LOGO OF MERCURY
ASSET
MANAGEMENT]

The Small-Cap
Index Portfolio
is managed by
the Quantitative
Strategies
Division of
Mercury Advisors
(Mercury).
You'll find more
about Mercury on
page 78.

ABOUT THE
PORTFOLIOS          REAL ESTATE PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks current income and long-term capital
goal                appreciation.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% of its assets (80% by July 31, 2002)
invests in          in equity securities of companies principally engaged in
                    the U.S. real estate industry.
Real estate
investment          The portfolio focuses on real estate investment trusts, as
trusts (REITs)      well as real estate operating companies, that invest in a
and real estate     variety of property types and regions which may include
operating           office and industrial buildings, apartments, manufactured
companies           homes and hotels.
(REOCs) are
entities that       The portfolio management team uses a combination of
generally invest    "bottom-up" and "top-down" investment processes. When
in portfolios of    selecting securities, the team uses a "bottom-up" process
real estate.        that emphasizes underlying asset values, values per square
REITs and REOCs     foot and property yields. The top-down asset allocation
invest primarily    overlay is determined by focusing on key regional criteria
in properties       that include demographic and macroeconomic factors like
that produce        population, employment, household formation and income.
income and in
real estate-        The team may use derivatives (such as options) to try to
related             increase returns, and futures contracts, interest rate
interests or        derivative products and structured notes to try to hedge
loans.              against changes in interest rates.

This portfolio
may invest up to
10% of its
assets in
foreign
investments.
                [SYMBOL] -------------------------------------------------------

Risks you should    The Real Estate Portfolio may also be affected by the
be aware of         following risks, among others:

                    . non-diversified - the portfolio is considered to be
                      "non-diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or small number of investments.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests principally in companies participating in the real estate industry. The prices of these companies are affected by real estate cycles, cash flows, availability of mortgage financing, changes in interest rates, overbuilding, property taxes and operating expenses, environmental regulation and changes in zoning laws and regulations.

                    . real estate investment trusts (REITs) and real estate
                      operating companies (REOCs) - REITs and REOCs expose the portfolio to the risks of the real estate market. For example, some REITs and REOCs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment. Borrowers could default on or sell investments the REIT and REOC holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT or REOC may not qualify for preferential tax treatments or exemptions. REITs and REOCs require specialized management and pay management expenses.

                                                          REAL ESTATE PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                              [GRAPH OF REAL ESTATE PORTFOLIO APPEARS HERE]
The bar chart
shows how the
portfolio's                               99     00     01
performance has                         ------  -----  ----
varied since its                        (0.01)  32.77  8.55
inception.
                    Best and worst quarterly performance during this period:
The table below     2nd quarter 2000: 12.74%; 3rd quarter 1999: (7.89)%
the bar chart
compares
portfolio           Average annual total return          3 years/
performance to      as of December 31, 2001       1 year Since inception
its benchmark       ----------------------------------------------------
index.              Real Estate Portfolio          8.55% 12.98%
                    NAREIT Equity Index/1/        13.93% 11.15%
Returns do not
reflect fees and    /1/ The North American Real Estate Investment Trust
expenses of any         (NAREIT) Equity Index, an index of all tax-qualified
variable annuity        REITs listed on the New York Stock Exchange, American
contract or             Stock Exchange and NASDAQ. Results include reinvested
variable life           dividends.
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     This portfolio is managed by MSAM's Real Estate Team.
portfolio           Current members of the team include Theodore R. Bigman,
                    managing director and Douglas A. Funke, executive
[LOGO OF MORGAN     director.
STANLEY APPEARS
HERE]

The Real Estate
Portfolio is
managed by
Morgan Stanley
Asset Management
(MSAM). You'll
find more about
MSAM on page 79.

ABOUT THE
PORTFOLIOS          INFLATION MANAGED PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks to maximize total return consistent
goal                with prudent investment management.

                [SYMBOL] -------------------------------------------------------

What the            The portfolio's principal investment strategy is to invest
portfolio           its assets in fixed income securities. Normally, the
invests in          portfolio focuses on investment in inflation-indexed bonds such as Treasury Inflation Protection Securities ("TIPS")
Total return is     which are issued by the U.S. government. It is expected
made up of          that the amount invested in or exposed to inflation-
coupon income       indexed bonds (either through cash market purchases,
plus any gains      forward commitments or derivative instruments) normally
or losses in the    will be equivalent to 80-90% of the net assets of the
value of            portfolio. Inflation-indexed bonds are fixed income
portfolio           securities whose principal value or coupon payments are
securities.         periodically adjusted according to an inflation index. If
                    the index measuring inflation falls, the principal value
Duration is a       of inflation-indexed bonds and/or interest payable on such
mathematical        bonds tends to fall. Principal investments may include:
measure of the
average life of     . inflation-indexed bonds issued by the U.S. government,
a bond that           its agencies, government-sponsored enterprises, non-U.S.
includes its          governments and U.S. and foreign companies;
yield, coupon,      . mortgage-related securities, including stripped
final maturity        mortgage-related securities;
and call            . other fixed income securities, including corporate bonds
features. It's        and notes, asset-backed securities, money market
often used to         instruments; and
measure the         . derivative instruments and forward commitments relating
potential             to the above securities.
volatility of a
bond's price,       When selecting securities, the portfolio manager:
and is              . decides what duration to maintain. The manager uses
considered a          duration management as a fundamental part of the
more accurate         management strategy for this portfolio. Generally, the
measure than          manager expects the portfolio's average duration to be
maturity of a         within 3 years (plus or minus) of the portfolio's
bond's                benchmark index duration.
sensitivity to      . decides how to allocate among short, intermediate and
changes in            long duration issues and how much should be invested in
market (or            U.S. government, corporate, mortgage-related, and
nominal)              foreign securities as well as derivative instruments
interest rates.       relating to such securities. The manager uses analytical
                      systems it has developed to help select securities that
The factors that      meet yield, duration, maturity, credit and other
will most             criteria.
influence the       . chooses companies to invest in by carrying out credit
portfolio's           analysis of each potential investment, which may include
performance are       meetings or periodic contact with the company's
actual and            management.
expected            . frequently uses derivatives (such as options, futures
inflation rates,      contracts and swap agreements) and forward commitments
as well as            as a substitute for securities, to try to increase
changes in real       returns or to hedge against changes in interest rates or
and nominal           to otherwise try to achieve the portfolio's investment
interest rates.       goal. The manager may also use foreign currency options
(A real interest      and foreign currency forward contracts to increase
rate is the           exposure to a foreign currency or to shift exposure to
nominal interest      foreign currency fluctuations from one country to
rate less             another. A substantial portion of the portfolio is
expected              expected to be invested in forward purchase commitments
                      on inflation-indexed bonds.
inflation.)

This portfolio
may invest up to
20% of its
assets in
foreign
investments
denominated in
foreign
currencies.

This portfolio
may invest up to
10% of its
assets in lower-
rated, high-
yield ("junk")
bonds.

                [SYMBOL] -------------------------------------------------------

Risks you should    Since the Inflation Managed Portfolio principally invests
be aware of         in fixed income securities, it may be affected by the
                    following risks, among others:
When real           . changes in interest and inflation rates - the value of
interest rates        inflation-indexed bonds is expected to change in
go up, the value      response to changes in real interest rates. Bonds with
of inflation-         longer durations tend to be more sensitive to changes in
indexed bonds         interest rates, giving them more price volatility than
will tend to go       bonds with shorter durations. If the index measuring
down and when         inflation falls, the principal value of inflation-
real interest         indexed bonds and/or interest payable on such bonds
rates go down,        tends to fall.
the value of
such bonds will     . credit - the portfolio could lose money if the issuer of
tend to go up.        a fixed income security is unable to meet its financial
Similarly, the        obligations or goes bankrupt. The portfolio may invest
value of non-         in high yield ("junk") bonds, which have low credit
inflation-            ratings by Moody's (Ba and lower), or Standard & Poor's
indexed bonds is      (BB and lower), or have not been rated but are of
expected to           comparable quality. High yield bonds are especially
change in             subject to credit risk during periods of economic
response to           uncertainty or downturns, and are considered to be
changes in            mostly speculative in nature. This portfolio is subject
nominal interest      to less credit risk than most other bond portfolios
rates. As
nominal interest
rates go up, the
value of such
bonds will tend
to go down.

                                                    INFLATION MANAGED PORTFOLIO

                [SYMBOL] ------------------------------------------------------

Risks you should    because it principally invests in fixed income securities
be aware of         issued or guaranteed by the U.S. government, its agencies
(continued)         and government-sponsored enterprises and in other high
                    quality bonds.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

The use of          . derivatives and forward commitments - derive their value
derivatives and       from the value of an underlying security, a group of
forward               securities or an index. Use of derivatives and forward
commitments may       commitments could reduce returns and increase the
also create           portfolio's volatility. Derivatives and forward
leverage risk.        commitments are particularly sensitive to counterparty
To mitigate           risk.
leverage risk,
the manager will    . mortgage-related securities - can be paid off early if
segregate liquid      the owners of underlying mortgages pay off their
assets or             mortgages sooner than scheduled. If interest rates are
otherwise cover       falling, the portfolio will be forced to reinvest this
transactions          money at lower yields. Conversely, if interest rates
that may give         rise, the duration of such securities tends to extend,
rise to such          making them more sensitive to changes in interest rates.
risk.                 Stripped mortgage-related securities can be particularly
                      sensitive to changes in interest rates.

                [SYMBOL] ------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                        [GRAPH OF INFLATION MANAGED PORTFOLIO APPEARS HERE]
The bar chart
shows how the                    92     93      94     95     96
portfolio's                     -----  -----  ------  -----  ----
performance has                 7.52   10.79  (5.10)  18.81  2.94
varied over the
past 10 years.                   97    98     99     00     01
                                ----  ----  ------  -----  ----
The table below                 9.48  9.24  (1.95)  11.85  4.27
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           2nd quarter 1995:  5.56%; 1st quarter 1994 : (3.73)%
performance to
its current and     Average annual total return
prior benchmark     as of December 31, 2001              1 year 5 years 10 years
indices.            ------------------------------------------------------------
                    Inflation Managed Portfolio/1/          4.27%  6.46%   6.58%
Returns do not      Lehman Brothers Government Bond
reflect fees and     Index/2/                               7.24%  7.40%   7.14%
expenses of any     Lehman Brothers Global/Real: U.S. TIPS
variable annuity     Index/3/                               7.90%  N/A     N/A
contract or
variable life       /1/ During the periods shown above, the portfolio operated
insurance policy,       under the name Government Securities Portfolio and had
and would be            a different investment focus. Effective May 1, 2001,
lower if they           the portfolio changed its name and investment focus as
did.                    reflected in this prospectus.

Past performance    /2/ The Lehman Brothers Government Bond Index, an index of
is important,           fixed income securities issued by the U.S. government
but it's no             and its agencies. Results include reinvested
guarantee of            dividends.
future
performance.        /3/ The Lehman Brothers Global/Real: U.S. TIPS Index,
                        (formerly called the Lehman Brothers Inflation Linked
For information         Treasury Index), an index of all outstanding Treasury
on how PIMCO has        inflation protected securities issued by the U.S.
managed                 government. Results include reinvested dividends.
substantially
similar accounts
see page 94.

                [SYMBOL] ------------------------------------------------------

Who manages the     John B. Brynjolfsson, CFA, executive vice president,
portfolio           joined PIMCO in 1990. He is the portfolio manager of
                    similar funds advised by PIMCO. Mr. Brynjolfsson has 14
[LOGO OF PIMCO      years of investment experience and is co-author of
APPEARS HERE]       Inflation-Protection Bonds and co-editor of The Handbook
                    of Inflation-Indexed Bonds. He has a bachelor's degree
The Inflation       from Columbia College and an MBA from the MIT Sloan School
Managed             of Management.
Portfolio is
managed by
Pacific
Investment
Management
Company LLC
(PIMCO). You'll
find more about
PIMCO on page
79.

ABOUT THE
PORTFOLIOS          MANAGED BOND PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks to maximize total return consistent
goal                with prudent investment management.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% (80% by July 31, 2002) of its assets
invests in          in fixed income securities with varying terms to maturity.
                    The securities will principally be medium to high-quality, investment grade securities. These securities include
                    principally:
Total return is
made up of          . U.S. treasury bonds and notes, or derivatives on them or
coupon income         related indices
plus any gains      . mortgage-related securities, including stripped
or losses in the      mortgage-related securities
value of            . corporate bonds and notes
portfolio           . commercial paper and other money market instruments
securities.         . fixed income securities issued by foreign governments
                      and companies that are denominated in U.S. dollars or
Duration is a         foreign currencies, some of which may be issued by
mathematical          governments in emerging market countries.
measure of the
average life of     The portfolio manager may also invest in high-yield
a bond that         ("junk") bonds.
includes its
yield, coupon,      When selecting securities, the manager:
final maturity
and call            . decides what duration to maintain. Duration management
features. It's        is a fundamental part of the management strategy for
often used to         this portfolio. The portfolio usually maintains an
measure               average duration of three to seven years, varying within
potential             this range based on the manager's outlook on the economy
volatility of a       and interest rates. The manager then decides what
bond's price,         proportion of securities in the portfolio should have
and is                among short, intermediate and long duration issues.
considered a
more accurate       . decides how to allocate how much should be invested in
measure than          U.S. government securities, foreign bonds, U.S.
maturity of a         corporate bonds and U.S mortgage-related securities.
bond's
sensitivity to      . uses an analytical system developed by the manager to
changes in            help select government and other securities that meet
market (or            yield, duration, maturity and other criteria.
nominal)
interest rates.     . chooses companies to invest in by carrying out a credit
                      analysis of each potential investment, which may include meetings or periodic contact with the company's management.

This portfolio      . frequently uses derivatives (such as options, futures
may invest up         contracts and swap agreements) and forward commitments
to:                   as a substitute for securities, to try to increase
.. 10% of its          returns or to hedge against changes in interest rates or
  assets in           to otherwise try to achieve the portfolio's investment
  lower-rated,        goal. The manager may also use foreign currency options
  high-yield          and foreign currency forward contracts to increase
  ("junk") bonds      exposure to a foreign currency or to shift exposure to
.. 20% of its          foreign currency fluctuations from one country to
  assets in           another.
  foreign
  investments
  denominated in
  foreign
  currencies

                [SYMBOL] -------------------------------------------------------

Risks you should    Since the Managed Bond Portfolio principally invests in
be aware of         fixed income securities, it may be affected by the
                    following risks, among others:
The price of
bonds that are      . changes in interest rates - the value of the portfolio's
denominated in        investments may fall when interest rates rise. Changes
foreign               in interest rates may have a significant effect on this
currencies is         portfolio, because it may invest in securities with
affected by the       medium or long terms to maturity and may use interest-
value of the          sensitive derivatives. Bonds with longer durations tend
U.S. dollar. In       to be more sensitive to changes in interest rates,
general, as the       usually making them more volatile than bonds with
value of the          shorter durations.
U.S. dollar
rises, the U.S.     . credit - the portfolio could lose money if the issuer of
dollar price of       a fixed income security is unable to meet its financial
a foreign bond        obligations or goes bankrupt. This portfolio may invest
will fall. As         in high yield (junk) bonds, which are given a low credit
the value of the      rating by Moody's (Ba and lower), or Standard & Poor's
U.S. dollar           (BB and lower), or have not been rated, but are of
falls, the U.S.       comparable quality. High-yield bonds are subject to
dollar value of       credit risk, especially during periods of economic
a foreign bond        uncertainty or during economic downturns, and are
will rise.            considered to be mostly speculative in nature.

                                                         MANAGED BOND PORTFOLIO

                [SYMBOL] ------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives and forward commitments - derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns and increase the portfolio's volatility. Derivatives and forward commitments are particularly sensitive to counterparty risk.

                    . mortgage-related securities - can be paid off early if
                      the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

                [SYMBOL] ------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                          [GRAPH OF MANAGED BOND PORTFOLIO APPEARS HERE]
The bar chart
shows how the                  92      93        94       95      96
portfolio's                  ------  -------  -------  -------  ------
performance has               8.68    11.63    (4.36)   19.04    4.25
varied over the
past 10 years.                 97      98        99       00      01
                             ------  -------  -------  -------  ------
The table below               9.92    9.20     (1.91)   11.53    7.33
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           3rd quarter 2001: 5.61%; 1st quarter 1994: (2.98)%:
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001         1 year 5 years 10 years
                    -------------------------------------------------------
Returns do not      Managed Bond Portfolio             7.33%  7.10%   7.33%
reflect fees and    Lehman Brothers Government/Credit
expenses of any     Index/1/                           8.51%  7.36%   7.27%
variable annuity
contract or         /1/ The Lehman Brothers Government/Credit Index, an index
variable life           of government and corporate fixed income securities.
insurance               Results include reinvested dividends.
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.
                [SYMBOL] ------------------------------------------------------

Who manages the     This portfolio is managed by a team led by William H.
portfolio           Gross.

[LOGO OF PIMCO      William H. Gross, CFA, managing director and chief
APPEARS HERE]       investment officer, was a founding partner of PIMCO in
                    1971. Mr. Gross has over 30 years of investment experience
The Managed Bond    and is the author of Bill Gross on Investing. Mr. Gross
Portfolio is        has an MBA from UCLA Graduate School of Business.
managed by
Pacific
Investment
Management
Company LLC
(PIMCO). You'll
find more about
PIMCO on page
79.

ABOUT THE
PORTFOLIOS          MONEY MARKET PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks current income consistent with
goal                preservation of capital.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in money market instruments that the portfolio
invests in          manager believes have limited credit risk. These
                    investments principally include commercial paper and U.S.
The Money Market    government obligations. The portfolio may also invest in
Portfolio           asset-backed money market instruments and foreign money
invests at least    market instruments denominated in U.S. dollars. The
95% of its          portfolio's dollar-weighted average term to maturity will
assets in money     not exceed 90 days.
market
instruments that    The portfolio manager looks for money market instruments
have been given     with the highest yields within the highest credit rating
the highest         categories, based on the evaluation of credit risk and
credit rating       interest rates.
for short-term
debt securities,    Unlike many money market funds, the Money Market Portfolio
or have not been    is not managed to maintain a constant net asset value.
rated, but are      Instead, the net asset value will change with the value of
of comparable       the investments in the portfolio.
quality.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Money Market Portfolio generally has the least
be aware of         investment risk of the Pacific Select Fund portfolios
                    because its principal investment strategy is to invest in
An investment in    short-term securities that are either government
the portfolio is    guaranteed or have very high credit ratings. The value of
not a bank          the portfolio may, however, be affected by the following
deposit, and it     risks:
is not insured
or guaranteed by    . changes in interest rates - the value of the portfolio's
the Federal           investments may fall when interest rates rise. Short-
Deposit               term money market instruments generally are affected
Insurance             less by changes in interest rates than fixed income
Corporation or        securities with longer terms to maturity.
any other
government          . credit - the portfolio could lose money if the issuer of
agency. It's          a money market instrument is unable to meet its
possible to lose      financial obligations or goes bankrupt.
money by
investing in the
portfolio.

                                                         MONEY MARKET PORTFOLIO

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                          [GRAPH OF MONEY MARKET PORTFOLIO APPEARS HERE]
The bar chart
shows how the                   92      93      94      95      96
portfolio's                   ------  ------  ------  ------  ------
performance has                3.22    2.58    3.76    5.54    5.07
varied over the
past 10 years.                  97      98      99      00      01
                              ------  ------  ------  ------  ------
The table below                5.28    5.29    4.94    6.18    3.86
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 2000: 1.61%; 4th quarter 2001: 0.56%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001            1 year  5 years  10 years
                    ------------------------------------------------------------
Returns do not      Money Market Portfolio             3.86%    5.11%    4.57%
reflect fees and    Merrill Lynch 3-Month
expenses of any      U.S. T-Bill Index/1/              4.42%    5.20%    4.86%
variable annuity
contract or         7-day yield ending December 31, 2001: 1.70%
variable life
insurance           /1/ The Merrill Lynch 3-Month U.S. T-Bill Index, an index
policy, and             comprised of a single Treasury bill purchased at the
would be lower          beginning of the month and held for a full month then
if they did.            sold and rolled into a newly selected issue. Results
                        include reinvested dividends.
Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     Dale W. Patrick is a portfolio manager and senior
portfolio           investment manager at Pacific Life. He joined the company
                    in 1985, and has managed the Money Market Portfolio since
[LOGO OF PACIFIC    1994. He is also responsible for trading/managing public
LIFE APPEARS        bond portfolios, managing short-term fixed income
HERE]               securities, and jointly managing a total return fund.
                    Mr. Patrick has a BA from the University of Colorado and
The Money Market    an MBA from the University of California, Irvine.
Portfolio is
managed by          Brendan L. Collins, CFA, is a portfolio manager and senior
Pacific Life        investment manager at Pacific Life. He joined the company
Insurance           in 1996 and since 1998 has been with Pacific Life's
Company (Pacific    portfolio management group. He is also responsible for
Life). You'll       trading public bonds, managing short-term investments, and
find more about     managing Pacific Life's derivatives book, along with
Pacific Life on     managing Pacific Financial Product's credit derivative
page 76.            investments. Prior to joining Pacific Life, Mr. Collins
                    spent 5 years with Pacific Investment Management Company
                    LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

ABOUT THE
PORTFOLIOS          HIGH YIELD BOND PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks a high level of current income.
goal

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in fixed income securities with lower and medium-
invests in          quality credit ratings and intermediate to long terms to
                    maturity.

                    Securities principally include high yield ("junk") bonds
Bonds are given     and notes. The portfolio may also invest in fixed income
a credit rating     securities that can be converted into equity securities,
based on the        and preferred stocks and bonds of foreign issuers that are
issuer's ability    denominated in U.S. dollars.
to pay the
quoted interest     When selecting securities, the portfolio manager focuses
rate and            on:
maturity value
on time.            . seeking high yields while addressing risk by looking for securities that offer the highest yields for their
The High Yield        credit rating.
Bond Portfolio
invests             . seeking gains by looking for securities that may be more
principally in        creditworthy than their credit rating indicates. This
high yield or         involves an analysis of each potential security, and may
"junk" bonds,         include meeting with the company's management team.
which are given
a low credit        . reducing credit risk by investing in many different
rating by             issuers in a wide range of industries.
Moody's (Ba and
lower), or          The managers may temporarily change these strategies if
Standard &          they believe that economic conditions make it necessary to
Poor's (BB and      maintain liquidity or to try to protect the portfolio from
lower), or have     potential loss. In this case, the portfolio may invest in
not been rated,     U.S. government securities, higher-quality corporate fixed
but are of          income securities or money market securities, which may
comparable          prevent the portfolio from achieving its investment goal.
quality. High
yield bonds are
considered to be
mostly
speculative in
nature.

This gives the
portfolio more
credit risk than
the other bond
portfolios, but
also gives it
the potential
for higher
income.

                [SYMBOL] -------------------------------------------------------

Risks you should    Since the High Yield Bond Portfolio's principal strategy
be aware of         is to invest in low and medium quality fixed income
                    securities, it may be affected by the following risks, among others:

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than the other bond portfolios, because it invests principally in high yield
                      (junk) bonds. These bonds are given a low credit rating by Moody's (Ba and lower), or Standard & Poor's (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

                    . changes in interest rates - the value of the portfolio's investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities with intermediate and long terms to maturity.

                    . liquidity - high-yield bonds may be less liquid than
                      higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

                                                      HIGH YIELD BOND PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                             [GRAPH OF HIGH YIELD BOND PORTFOLIO HERE]
The bar chart
shows how the                  92      93       94      95     96
portfolio's                   -----   -----   ------   -----  -----
performance has               18.72   18.01    0.42    18.87  11.31
varied over the
past 10 years.                  97      98      99      00      01
                              ------  ------  ------  ------  ------
The table below                9.44    2.46    2.90   (3.72)   1.35
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           1st quarter 1992: 6.42%; 3rd quarter 2001 : (6.81)%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001          1 year 5 years 10 years
                    --------------------------------------------------------
Returns do not      High Yield Bond Portfolio        1.35%  2.40%   7.68%
reflect fees and    CS First Boston High Yield Bond
expenses of any      Index/1/                        5.80%  3.25%   7.85%
variable annuity
contract or         /1/ The CS First Boston High Yield Bond Index, an index
variable life           designed to mirror the performance of the global
insurance               high-yield bond market. Results include reinvested
policy, and             dividends.
would be lower
if they did.

                [SYMBOL] -------------------------------------------------------

Who manages the     Simon Lee is a vice president of Pacific Life. He joined
portfolio           the company in 1985 and has shared management
                    responsibility for the High Yield Bond Portfolio since
Past performance    1995. He also manages Pacific Life's high yield and
is important,       convertible bond assets. He has both a BA and an MBA from
but it's no         Loyola Marymount University.
guarantee of
future              Michael Long is an assistant vice president of Pacific
performance.        Life. He joined Pacific Life in 1994 as an investment
[LOGO OF PACIFIC    analyst. He was promoted to his current position in 1998.
LIFE APPEARS        Mr. Long has 17 years experience in the financial and
HERE]               securities industry, including 6 years in investment
                    analyst positions at Franklin Resources, Inc., Bradford
The High Yield      and Marzec, Inc., and Great Northern Annuity, prior to
Bond Portfolio      joining Pacific Life. He has a BA from the University of
is managed by       California, Davis and an MBA from Pepperdine University.
Pacific Life
Insurance           Lori A. Johnstone, CFA, is an assistant vice president of
Company (Pacific    Pacific Life. Ms. Johnstone joined Pacific Life in 1990 as
Life). You'll       an investment analyst in high yield securities and
find more about     emerging markets. She was promoted to assistant vice
Pacific Life on     president in 1998. Ms. Johnstone has 15 years financial
page 76.            industry experience including experience at a regional
                    broker dealer with a focus on portfolio management and in the high yield bond investment group at Columbia Savings.
                    She has a BS from the University of Southern California and an MBA from San Diego State University.

ABOUT THE
PORTFOLIOS          EQUITY INCOME PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks current income. Capital growth is of
goal                secondary importance.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest primarily in common stocks of large U.S. companies,
invests in          with a focus on value stocks that offer the potential for
                    current income and may also offer the potential for
This portfolio      capital growth. Value stocks are those that the manager
may invest up to    believes are currently undervalued by the market.
20% of its
assets in           To determine whether to buy or sell investments, the
foreign             portfolio manager will consider, among other factors, a
securities that     company's financial strength, competitive position in its
are principally     industry, projected future earnings, cash flows and
traded outside      dividends.
the U.S.,
including those     The portfolio will normally invest at least 65% (80% by
of emerging         July 31, 2002) of its assets in common stocks and other
market              equity investments. The manager may invest in foreign
countries.          securities (including emerging market securities),
American            preferred stocks, convertible securities, and fixed income
Depositary          securities, including high yield ("junk") bonds.
Receipts (ADRs)
are excluded        The manager may use derivatives (such as options, futures
from this limit.    contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or
This portfolio      to otherwise help achieve the portfolio's investment goal.
may invest up to    The manager may use foreign currency contracts or
20% of its net      derivatives to hedge against changes in currency exchange
assets in lower-    rates.
rated high-yield
("junk") bonds.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Equity Income Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . emerging countries - investments in emerging market
                      countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                    . derivatives and forward contracts - derive their value from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

                                                        EQUITY INCOME PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    .  changes in interest rates - the value of the
be aware of            portfolio's investments may fall when interest rates
(continued)            rise. This portfolio may be sensitive to changes in
                       interest rates because it may invest in fixed income securities.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than certain other portfolios, because it may invest in high yield or "junk" bonds. These bonds are given a low credit rating by Moody's (Ba and lower) or Standard & Poor's (BB and lower), or have not been rated, but are of comparable quality. High yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Putnam Large-Cap Value Team has day-to-day
portfolio           responsibility for management of this portfolio.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The Equity Income   responsibility for management of the portfolio.
Portfolio is
managed by Putnam
Investment
Management, LLC
(Putnam). You'll
find more about
Putnam on
page 79.

PERFORMANCE OF COMPARABLE ACCOUNTS

This portfolio      This chart does not show you the performance of the Equity
has no              Income Portfolio -- it shows the performance of a similar
historical          account managed by Putnam.
performance to
report because      -----------------------------------------------------------
it started on       Annual total returns/Average annual total returns for the
January 2, 2002.    periods ending December 31, 2001

This chart shows                     Putnam-managed
the historical                       mutual fund,        Russell 1000
performance of      Year/Period      Class A(%)/1/       Value Index (%)/2/
Class A shares of   -------------------------------------------------------
a Putnam-managed    2001             (1.57)              (5.59)
mutual fund that    2000             13.15                7.01
has investment      1999              1.07                7.35
objectives,         1998             12.70               15.63
policies and        1997             26.46               35.18
strategies that     1996             21.32               21.64
are substantially   1995             34.64               38.36
similar to those    1994              1.27               (1.98)
of the Equity       1993             16.54               18.07
Income Portfolio.   1992              4.82               13.58
                    -------------------------------------------------------
The performance     1 year           (1.57)              (5.59)
shows the           5 years           9.92               11.13
historical track    10 years         12.48               14.16
record of the       -------------------------------------------------------
portfolio manager
and is not          /1/  This column shows performance (calculated in accordance
intended to imply        with SEC standards) of a comparable Putnam-managed fund
how the Equity           after Class A advisory fees and operating expenses have
Income Portfolio         been deducted, including custody fees and other
has performed or         expenses normally paid by mutual funds and which the
will perform.            Equity Income Portfolio will pay. The Equity Income
Total returns            Portfolio's fees and expenses may be higher than those
represent past           reflected in the comparable fund which would reduce
performance of           performance.
Class A shares of
the comparable      /2/  The Russell 1000 Value Index shows the performance of
mutual fund and          companies with a less-than-average growth orientation.
not the Equity           Companies in this Index have lower price-to-book and
Income Portfolio.        price-earnings ratios, higher dividend yields and lower
                         forecasted growth rates than companies in the Russell
Returns do not           1000 Growth Index. Results include reinvested
reflect fees and         dividends.
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be
lower if they
did.

ABOUT THE
PORTFOLIOS          RESEARCH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in common stocks of large U.S. companies which the
invests in          portfolio manager believes have the greatest potential for capital appreciation. These are companies whose stock
This portfolio      prices reflect a value lower than that which the manager
may invest up to    places on the company or whose earnings the manager
20% of its          believes are likely to grow over time.
assets in
foreign             The portfolio's name reflects the team approach used to
securities that     manage its assets. Portfolio assets are allocated to
are principally     analysts covering various industry sectors, and each
traded outside      analyst makes independent investment recommendations
the U.S.,           within the portfolio's guidelines and objectives. The
including those     analysts recommendations as to which securities to
of emerging         purchase and sell are run through an optimization model
countries.          designed to reduce risk by controlling sector and factor
American            exposures. So, sector weightings are the result of the
Depositary          research and analysis process, and as a result, certain
Receipts (ADRs)     sectors may be under- or over-weighted relative to the
are excluded        benchmark index.
from this limit.
                    To determine whether to buy or sell investments, the manager will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

                    The manager may invest in foreign securities (including emerging market securities), preferred stocks, convertible securities, and fixed income securities.

                    The manager may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio's investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Research Portfolio may be affected by the following
be aware of         risks, among others:

                    . price volatility - the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . emerging countries - investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                                                             RESEARCH PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . derivatives and forward contracts - derive their value
be aware of           from the value of an underlying security, a group of
(continued)           securities or an index. Derivatives and forward
                      contracts could increase a portfolio's volatility and reduce returns.

                    . changes in interest rates - the value of the
                      portfolio's investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

                    . credit - the portfolio could lose money if the issuer
                      of a fixed income security is unable to meet its financial obligations or goes bankrupt.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Putnam Global Equity Research Team has day-to-day
portfolio           responsibility for management of this portfolio.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The Research        responsibility for management of the portfolio.
Portfolio is
managed by
Putnam
Investment
Management, LLC
(Putnam). You'll
find more about
Putnam on
page 79.

PERFORMANCE OF COMPARABLE ACCOUNTS

This portfolio      This chart does not show you the performance of the
has no              Research Portfolio -- it shows the performance of similar
historical          accounts managed by Putnam.
performance to
report because      -----------------------------------------------------------
it started on       Annual total returns/Average annual total returns for the
January 2, 2002.    periods ending December 31, 2001

This chart shows                           Putnam Research      S&P 500
the historical      Year/Period            Composite (%)/1/     Index (%)/2/
performance of      --------------------------------------------------------
the Putnam          2001                   (18.89)              (11.88)
Research            2000                    (2.88)               (9.11)
Composite. The      1999                    26.57                21.04
accounts in the     1998                    28.39                28.58
composite have      1997                    31.83                33.36
investment          1996                    22.26                22.96
objectives,         1995/3/                  6.53                 6.40
policies and        --------------------------------------------------------
strategies that     1 year                 (18.89)              (11.88)
are substantially   3 years                  0.44                (1.03)
similar to those    5 years                 11.75                10.70
of the Research     Since Inception/3/      14.38                13.42
Portfolio. As of    --------------------------------------------------------
12/31/01 the
composite           /1/  This column shows performance after advisory fees and
consisted of 2           operating expenses charged to the accounts in the
mutual funds.            composite have been deducted, including custody fees
                         and other expenses normally paid by mutual funds and
The performance          which the Research Portfolio will pay. The Research
shows the                Portfolio's fees and expenses may be higher than
historical track         those reflected in the Putnam Research Composite which
record of the             would reduce performance.
portfolio manager
and is not          /2/  The Standard & Poor's 500 Composite Stock Price Index
intended to imply        shows the performance of the stocks of approximately
how the Research         500 large-capitalization companies traded in U.S. stock
Portfolio has            markets. Results include reinvested dividends.
performed or will
perform. Total      /3/  The inception date of the composite was 10/31/95.
returns represent        Total returns and expenses are not annualized for the
past performance         first year of operations.
of the composite
and not the
Research
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

ABOUT THE
PORTFOLIOS          EQUITY PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio's primary investment objective is capital
goal                appreciation. Current income is of secondary importance.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in U.S. companies with large market capitalizations
invests in          that have better prospects for growth than the general
                    U.S. economy. It normally invests at least 80% of its
This portfolio      assets in equity securities of U.S. issuers, including
may invest up to    foreign issuers that are traded in the U.S.
20% of its
assets in           The portfolio management team considers, among other
foreign             factors, a company's financial strength, competitive
investments that    position in its industry, projected future earnings, cash
are principally     flows and dividends when making investment decisions.
traded outside
the U.S.            The team may use derivatives (such as options, futures
American            contracts, swaps and warrants) to try to increase returns,
Depositary          for hedging purposes, as a substitute for securities, or
Receipts (ADRs)     to otherwise help achieve the portfolio's investment goal.
are excluded        The team may use foreign currency contracts or derivatives
from this limit.    to hedge against changes in currency exchange rates.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Equity Portfolio may be affected by the following
be aware of         risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The team looks for companies they think have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are "undervalued," for example.

                    . foreign investments - may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives and forward contracts - derive their value from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

                                                               EQUITY PORTFOLIO

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                             [GRAPH OF EQUITY PORTFOLIO APPEARS HERE]
The bar chart
shows how the                  92      93      94      95      96
portfolio's                   ------  ------  ------  ------  ------
performance has                 6.30   16.06   (2.87)   23.80  28.03
varied over the
past 10 years.                   97      98      99       00      01
                              ------  ------  ------  ------- -------
The table below               18.18   30.28   38.54   (25.17) (21.76)
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 1999: 25.74%; 4th quarter 2000: (22.85)%
performance to
its current and     Average annual total return
prior benchmark     as of December 31, 2001          1 year   5 years 10 years
indices.            ----------------------------------------------------------
                    Equity Portfolio/1/              (21.76)%  4.54%   9.02%
Returns do not      Russell 1000 Growth Index/2/     (20.42)%  8.27%  10.80%
reflect fees and    Standard & Poor's 500 Composite
expenses of any      Stock Price Index/3/            (11.88)% 10.70%  12.93%
variable annuity
contract or         /1/ Putnam Investment Management, LLC began managing the
variable life           portfolio on December 1, 2001, and investment
insurance               strategies changed at that time. Other firms managed
policy, and             the portfolio before that date. Performance of the
would be lower          Equity Portfolio before 1995 is based on the
if they did.            performance of the portfolio of the Pacific Corinthian
                        Variable Fund, which the Pacific Select Fund acquired
Past performance        on December 31, 1994.
is important,
but it's no         /2/ The Russell 1000 Growth Index, an index of large
guarantee of            companies that have high price-to-book ratios and
future                  forecasted growth values. Results include reinvested
performance.            dividends.
                    /3/ The Standard & Poor's 500 Composite Stock Price Index,
For information         an index of the stocks of approximately 500 large-
on how Putnam           capitalization companies traded in U.S. stock markets.
has managed             Results include reinvested dividends.
substantially
similar
accounts, see
page 95.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Putnam U.S. Large-Cap Core Team has day-to-day
portfolio           responsibility for management of this portfolio.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The Equity          responsibility for management of the portfolio.
Portfolio is
managed by
Putnam
Investment
Management, LLC
(Putnam). You'll
find more about
Putnam on
page 79.

ABOUT THE
PORTFOLIOS          AGGRESSIVE EQUITY PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks capital appreciation. No
goal                consideration is given to income.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities. It will generally invest in small and
                    medium-sized companies, but it may also invest in larger,
A company's         more well-established companies. It tends to emphasize
"capitalization"    companies that have a total market capitalization of up to
is a measure of     $10 billion at time of purchase. The portfolio focuses
its size.           primarily on U.S. companies, but may invest in companies
Capitalization      located outside of the U.S.
is calculated by
multiplying the     Investments principally include common stocks, as well as
current share       preferred stocks, fixed income securities - some of which
price by the        can be converted to equity securities, and warrants.
number of shares
held by             The portfolio management team considers, among other
investors.          factors, a company's valuation, financial strength,
                    competitive position in its industry, projected future
A high P/E ratio    earnings, cash flows and dividends when making investment
could indicate a    decisions. In measuring the value of a company, the team
high level of       may consider price to earnings ratios (P/E). P/E is the
investor            price of a stock divided by its estimated or actual
confidence in       earnings per share.
the company.
                    The team may use derivatives (such as options, futures
This portfolio      contracts, swaps and warrants) to try to increase returns,
may invest up to    for hedging purposes, as a substitute for securities, or
20% of              to otherwise help achieve the portfolio's investment goal.
its assets in       The team may use foreign currency contracts or derivatives
foreign             to hedge against changes in currency exchange rates.
investments that
are principally
traded outside
the U.S.
American
Depositary
Receipts (ADRs)
are excluded
from this limit.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Aggressive Equity Portfolio may be affected by the
be aware of         following risks, among others:

Companies that      . price volatility - the portfolio principally invests in
are in their          equity securities, which may go up or down in value,
developmental         sometimes rapidly and unpredictably. This portfolio
stages may have       invests in companies that the team thinks have the
a greater degree      potential for above average growth, which may give the
of price              portfolio a higher risk of price volatility than a
volatility than       portfolio that invests principally in equities that are
more established      "undervalued."
companies
because there's      Small and medium-sized companies may be more susceptible
less evidence        to greater price swings than large companies because they
that their           may have fewer financial resources, limited product and
research and         market diversification and many are dependent on a few
development          key managers. Small companies and companies in cyclical
efforts will         industries may be particularly susceptible to rapid price
result in future     swings during periods of economic uncertainty.
growth.
                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives and forward contracts - derive their value
                      from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

                                                    AGGRESSIVE EQUITY PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    .  changes in interest rates - the value of the
be aware of            portfolio's investments may fall when interest rates
(continued)            rise. This portfolio may be sensitive to changes in
                       interest rates because it may invest in fixed income securities.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                        [GRAPH OF AGGRESSIVE EQUITY PORTFOLIO APPEARS HERE]
The bar chart
shows how the               96      97      98      99       00       01
portfolio's              ------  ------  ------  ------  -------  -------
performance has           7.86    3.78    13.22   27.35  (21.06)  (17.24)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 1999: 24.91%; 3rd quarter 2001: (26.19)%
The table below
the bar chart      Average annual total return                   Since inception
compares           as of December 31, 2001      1 year   5 years (April 1, 1996)
portfolio          ------------------------------------------------------------
performance to     Aggressive Equity
its current and     Portfolio/1/                (17.24)% (0.45)%  0.93%
prior benchmark    Russell 2500 Index/2/          1.22 % 10.34 % 11.17%
indices.           Russell 2500 Growth Index/3/ (10.83)%  6.60 %  7.06%

Returns do not     /1/ Putnam Investment Management, LLC began managing the
reflect fees and       portfolio on December 1, 2001 and investment
expenses of any        strategies changed at that time. Other firms managed
variable annuity       the portfolio before that date.
contract or
variable life      /2/ The Russell 2500 Index, an index of the stocks of
insurance              approximately 2,500 mid-capitalization U.S. companies.
policy, and            Results include reinvested dividends.
would be lower
if they did.       /3/ The Russell 2500 Growth Index, an index of the stocks
                       of approximately 1,600 small to mid-capitalization
Past performance       U.S. companies displaying faster than average growth.
is important,          Results include reinvested dividends.
but it's no
guarantee of
future
performance.

For information
on how Putnam
has managed
substantially
similar
accounts, see
page 95.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Putnam Small and Mid-Cap Core Team has day-to-day
portfolio           responsibility for management of this portfolio.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The Aggressive      responsibility for management of the portfolio.
Equity Portfolio
is managed by
Putnam
Investment
Management, LLC
(Putnam). You'll
find more about
Putnam on
page 79.

ABOUT THE
PORTFOLIOS          LARGE-CAP VALUE PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts  . Pacific
                      Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital. Current
goal                income is of secondary importance.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% (80% by July 31, 2002) of its assets
invests in          in common and preferred stocks of large companies. It
                    tends to emphasize U.S. companies with a total market
A company's         capitalization of more than $5 billion that are included
"capitalization"    in the Standard & Poor's 500 Composite Stock Price Index.
is a measure of     It may also invest in foreign companies and fixed income
its size.           securities and securities that can be converted into
Capitalization      equity securities.
is calculated by
multiplying the     The portfolio management team looks for companies that are
current share       undervalued or expected to grow. It focuses on companies
price by the        that meet one or more of the following criteria:
number of shares
held by             . companies that are believed to be fundamentally strong,
investors.            but that aren't fully recognized by other investors

Undervalued         . companies that are experiencing or that are expected to
companies may be      experience internal changes, like changes in corporate
fundamentally         structure or capitalization
strong, but not
fully recognized    . companies that are developing new products, expanding
by investors.         into new markets, or taking advantage of changes in
Their shares          technology or of other changes in the industry or
could be good         regulatory environment.
investments
because their       The team may use derivatives (such as options and futures
prices do not       contracts) to try to increase returns or to try to hedge
reflect the true    against changes in interest rates or to otherwise try to
value of the        achieve the portfolio's investment goal. The team may also
company.            use derivatives to hedge changes in currency exchange
                    rates.
This portfolio
may invest up to    The portfolio may also invest any amount in fixed income
20% of its          securities for current income.
assets in
foreign
securities.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Large-Cap Value Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large companies, which tend to have more stable prices than smaller companies.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                      LARGE-CAP VALUE PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . derivatives - such as options and futures contracts
be aware of           derive their value from the value of an underlying
(continued)           security, group of securities or an index. Derivatives
                      could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                         [GRAPH OF LARGE-CAP VALUE PORTFOLIO APPEARS HERE]
The bar chart
shows how the                             99      00      01
portfolio's                            ------  ------  ------
performance has                        11.46   15.26   (3.65)
varied since its
inception.          Best and worst quarterly performance during this period:
                    2nd quarter 1999: 13.06%;  3rd quarter 2001: (12.40)%
The table below
the bar chart       Average annual total return               3 years/
compares            as of December 31, 2001          1 year   Since inception
portfolio           ---------------------------------------------------------
performance to      Large-Cap Value Portfolio         (3.65)%  7.39%
its benchmark       Standard & Poor's 500 Composite
index.               Stock Price Index/1/            (11.88)% (1.03)%

Returns do not      /1/ The Standard & Poor's 500 Composite Stock Price Index,
reflect fees and        an index of the stocks of approximately 500 large-
expenses of any         capitalization companies traded in U.S. stock markets.
variable annuity        Results include reinvested dividends.
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     This portfolio is managed by a team led by John B.
portfolio           Cunningham.

[LOGO OF SALOMON    John B. Cunningham is a Managing Director of SaBAM, and is
BROTHERS APPEARS    responsible for directing investment policy and strategy.
HERE]               He is a manager of a similar fund managed by SaBAM and an
                    equity analyst responsible for covering the beverage and
The Large-Cap       tobacco industries. Before joining SaBAM in 1995, he
Value Portfolio     worked as an investment banker and financial analyst for
is managed by a     Salomon Brothers Energy Group. He has a BA from the
team of             University of Virginia and an MBA from Dartmouth College.
portfolio
managers at         Mr. Cunningham is supported by a team of 19 U.S. equity
Salomon Brothers    professionals, each of whom has specific fundamental and
Asset Management    quantitative research skills relating to all stages of
Inc (SaBAM).        SaBAM's equity investment process.
You'll find more
about SaBAM on
page 79.

MANAGING PACIFIC SELECT FUND

                       --------------------------------------------------------
About the portfolio    This section provides information about the firms that
managers               manage the Pacific Select Fund portfolios.

                       --------------------------------------------------------
[LOGO OF PACIFIC       Founded in 1868, Pacific Life provides life and health
LIFE APPEARS HERE]     insurance products, individual annuities, mutual funds,
                       group employee benefits, and offers to individuals,
Pacific Life           businesses, and pension plans a variety of investment
Insurance Company      products and services. Over the past five years, the
700 Newport Center     company has grown from the 20th to the 15th largest
Drive                  life insurance company in the nation, based on assets
Newport Beach,         as of December 31, 2001. The Pacific Life family of
California 92660       companies manages more than $357 billion in assets,
                       making it one of the largest financial institutions in America, and currently counts 81 of the 100 largest
                       U.S. companies as clients. Additional information about
                       Pacific Life can be obtained at its Web site, www.PacificLife.com.

                       In its role as investment adviser, Pacific Life supervises the management of all of the fund's portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. To manage the other portfolios, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. Some of the portfolios are managed by a team of managers whose members could change from time to time. Pacific Life oversees and monitors the performance of these portfolio managers.

                       Pacific Life, subject to the review of the fund's board, has ultimate responsibility to oversee the other portfolio managers. Under an exemptive order from the SEC, Pacific Life and Pacific Select Fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new portfolio manager, shareholders of the affected portfolio will be sent information about the change.

                       --------------------------------------------------------
[LOGO OF A I M         A I M Capital Management, Inc. (AIM) was founded in
CAPITAL APPEARS        1986 and together with its affiliates manages over 150
HERE]                  investment portfolios with approximately $158 billion
                       as of December 31, 2001. AIM is an indirect subsidiary
A I M Capital          of AMVESCAP PLC, an international investment management
Management, Inc.11     company that manages more than $398 billion in assets
Greenway Plaza         worldwide as of December 31, 2001. AMVESCAP PLC is
Houston, Texas         based in London, with money managers located in Europe,
77046                  North and South America, and the Far East.

                       AIM manages the Blue Chip Portfolio and the Aggressive Growth Portfolio.

                       --------------------------------------------------------
[LOGO OF ALLIANCE      Alliance Capital Management L.P. (Alliance Capital) is
CAPITAL APPEARS        a leading global investment adviser supervising client
HERE]                  accounts with assets as of December 31, 2001 totaling
                       $455 billion. Alliance Capital and its affiliates have
Alliance Capital       13 offices in the U.S. and 26 offices abroad. Alliance
Management L.P.        Capital's clients are primarily major corporate
1345 Avenue of the     employee benefit funds, public employee retirement
Americas               systems, investment companies, foundations, endowment
New York, New York     funds and private clients.
10105
                       Alliance Capital is an affiliate of The Equitable Life
                       Assurance Society of the United States and AXA
                       Financial, Inc.

                       Alliance Capital manages the Emerging Markets
                       Portfolio.

                       --------------------------------------------------------
[LOGO OF CAPITAL       Capital Guardian Trust Company (Capital Guardian), a
GUARDIAN APPEARS       wholly-owned subsidiary of Capital Group International,
HERE]                  Inc., which is in turn a subsidiary of The Capital
                       Group Companies, Inc., was established in 1968 as a
Capital Guardian       non-depository trust company. As of December 31, 2001,
Trust Company          Capital Guardian managed approximately $120 billion,
333 South Hope         primarily for large institutional clients.
Street
Los Angeles,           Capital Guardian uses a multiple portfolio management
California 90071       system under which a group of portfolio managers each
                       have investment discretion over a portion of a client's account. Portfolio management is supported by the research efforts of over 170 investment professionals.
                       Capital Group International, Inc. spent over $110 million in 2001 on its research efforts.

                       Capital Guardian manages the Small-Cap Equity Portfolio, the Diversified Research Portfolio and the International Large-Cap Portfolio.

                       --------------------------------------------------------
[LOGO OF GOLDMAN       Created in 1988, Goldman Sachs Asset Management
SACHS APPEARS HERE]    (Goldman Sachs) is a unit of the Investment Management
                       Division (IMD) of Goldman, Sachs & Co. Goldman Sachs
Goldman Sachs Asset    provides a wide range of discretionary investment
Management             advisory services, quantitatively driven and actively
32 Old Slip            managed to U.S. and international equity portfolios,
New York, New York     U.S. and global fixed-income portfolios, commodity and
10005                  currency products and money market accounts. As of
                       December 31, 2001, Goldman Sachs, along with other units of IMD, had assets under management of approximately $330 billion.

                       Portfolio management at Goldman Sachs is conducted by teams that are supported by 600 investment research professionals, 20 market strategists and 30 economists around the world. The company has more than 14,500 professionals in 41 offices worldwide.

                       Goldman Sachs manages the I-Net Tollkeeper PortfolioSM. I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.

                       --------------------------------------------------------
[LOGO OF INVESCO       INVESCO Funds Group, Inc. (INVESCO) was founded in 1932
FUNDS APPEARS HERE]    and as of December 31, 2001, manages over $29 billion
                       for more than 46 INVESCO mutual funds. INVESCO is a
INVESCO Funds          subsidiary of AMVESCAP PLC, an international investment
Group, Inc.            management company that manages more than $398 billion
4350 South Monaco      in assets worldwide as of December 31, 2001.
Street                 AMVESCAP PLC is based in London, with money managers
Denver, Colorado       located in Europe, North and South America, and the
80237                  Far East.

                       INVESCO manages the Financial Services Portfolio, the Health Sciences Portfolio, the Technology Portfolio and the Telecommunications Portfolio.

                       --------------------------------------------------------
[LOGO OF J.P.          Formed in 1984, J.P. Morgan Investment Management Inc.
MORGAN INVESTMENT      (J.P. Morgan) manages portfolios for corporations,
APPEARS HERE]          governments and endowments as well as many of the
                       largest corporate retirement plans in the nation. A
J.P. Morgan            wholly-owned subsidiary of J.P. Morgan Chase & Co.,
Investment             J.P. Morgan and its affiliated companies had
Management Inc.        approximately $605 billion in assets under management
522 Fifth Avenue       as of December 31, 2001.
New York, New York
10036                  J.P. Morgan believes that strong portfolio management
                       depends on access to information. It has one of the largest research organizations in the investment management field, with more than 100 analysts who carry out fixed income, equity, capital market, credit and economic research around the world.

                       J.P. Morgan manages the Large-Cap Core Portfolio and the Multi-Strategy Portfolio.

MANAGING PACIFIC SELECT FUND

                       --------------------------------------------------------
[LOGO OF JANUS         Founded in 1969, Janus Capital Management LLC (formerly
APPEARS HERE]          Janus Capital Corporation) (Janus) manages accounts for
                       corporations, individuals, retirement plans and non-
Janus Capital          profit organizations, and serves as the adviser or
Management LLC         subadviser to the Janus Funds and other mutual funds.
100 Fillmore Street    Janus had approximately $182 billion in assets under
Denver, Colorado       management as of December 31, 2001.
80206
                       The Janus investment team focuses on individual companies, using an investment process supported by the company's 23 portfolio managers and 41 securities analysts.

                       Janus manages the Strategic Value Portfolio, the Growth LT Portfolio and the Focused 30 Portfolio.

                       --------------------------------------------------------
[LOGO OF LAZARD        Lazard Asset Management (Lazard), is a division of
APPEARS HERE]          Lazard Freres & Co. LLC (Lazard Freres), a New York
                       limited liability company. Lazard Freres provides both
Lazard Asset           individual and institutional clients with a wide
Management, a          variety of investment banking, brokerage and related
division of Lazard     services. Lazard and its affiliates provide investment
Freres & Co. LLC 30    management services to client discretionary accounts
Rockefeller Plaza      with assets totaling approximately $66 billion as of
New York, New York     December 31, 2001.
10112
                       Teamwork is the foundation of Lazard. Lazard's team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

                       Lazard manages the Mid-Cap Value Portfolio and the International Value Portfolio.

                       --------------------------------------------------------
[LOGO OF MFS           Massachusetts Financial Services Company, doing
APPEARS HERE]          business as MFS Investment Management (MFS), and its
                       predecessor organizations have a history of money
MFS Investment         management dating from 1924 and the founding of the
Management 500         first mutual fund. Net assets under the management of
Boylston Street        the MFS organization were approximately $137 billion as
Boston,                of December 31, 2001.
Massachusetts 02116
                       MFS manages the Capital Opportunities Portfolio, the
                       Mid-Cap Growth Portfolio and the Global Growth
                       Portfolio.

                       --------------------------------------------------------
[LOGO OF MERCURY       Mercury Advisors (Mercury) is a subsidiary of Merrill
ADVISORS]              Lynch & Company, Inc. (Merrill). Merrill Lynch
                       Investment Managers, Merrill's asset management unit,
Mercury Advisors       (MLIM) is the world's third largest active global
2 World Financial      investment management organization, managing
Center                 $529 billion in assets as of December 31, 2001. MLIM
New York, NY 10281-    has both experience and expertise to offer a broad
6100                   range of investment services to many diversified market
                       segments. MLIM is comprised of various divisions and subsidiaries including Fund Asset Management, L.P., doing business as Mercury Advisors. Mercury/MLIM have a dedicated Quantitative Strategies Division, which includes a five-member senior management team from the firm that served as portfolio manager prior to January
                       1, 2000, which had been responsible for portfolio management of the fund's Equity Index and Small-Cap
                       Index Portfolios since January 30, 1991 and January 1,
                       1999, respectively, until July 2, 1999.

                       Mercury manages the Equity Index Portfolio and the Small-Cap Index Portfolio.

                       --------------------------------------------------------
[LOGO OF MORGAN        Formed in 1975, Morgan Stanley Investment Management
STANLEY ASSET          Inc., doing business in certain instances as Morgan
MANAGEMENT APPEARS     Stanley Asset Management (MSAM), a subsidiary of Morgan
HERE]                  Stanley Dean Witter & Co., conducts a worldwide
                       portfolio management business and provides a broad
Morgan Stanley         range of portfolio management services to customers in
Asset Management       the U.S. and abroad. MSAM and its institutional
1221 Avenue of the     investment advisory affiliates managed or acted as
Americas               fiduciary adviser for approximately $416 billion in
New York, New York     assets as of December 31, 2001. MSAM's portfolio
10020                  managers are supported by a network of experienced
                       research professionals based in New York, London, Singapore and Tokyo.

                       MSAM manages the Real Estate Portfolio.

                       --------------------------------------------------------
[LOGO OF PIMCO         Founded in 1971, Pacific Investment Management Company
APPEARS HERE]          LLC (PIMCO) has nearly 300 clients, including some of
                       the largest employee benefit plans, endowments and
Pacific Investment     foundations in America. PIMCO had over $241 billion in
Management             assets under management as of December 31, 2001. PIMCO
Company LLC            specializes in the management of fixed income
840 Newport Center     portfolios. It has a long-term investment philosophy,
Drive,                 and uses a variety of techniques, including software
Suite 300              programs it has developed, to help increase portfolio
Newport Beach,         performance while controlling volatility. PIMCO is a
California 92660       subsidiary of Allianz Dresdner Asset Management of
                       America L.P. (ADAM LP). Allianz AG is the indirect majority owner of ADAM LP. Allianz is a European-based, multi-national insurance and financial services holding company. Pacific Life holds an indirect minority interest in ADAM LP.

                       PIMCO manages the Inflation Managed Portfolio and the Managed Bond Portfolio.

                       --------------------------------------------------------
[LOGO OF PUTNAM        Putnam Investment Management, LLC (Putnam) is one of
INVESTMENTS            the oldest and largest money management firms in the
APPEARS HERE]          U.S. Putnam is an indirect subsidiary of Marsh &
                       McLennan Companies, Inc. a publicly-owned holding
Putnam Investment      company whose principal businesses are international
Management, LLC        insurance and reinsurance brokerage, employee benefit
One Post Office        consulting and investment management. As of December
Square                 31, 2001, Putnam and its affiliates managed
Boston, MA 02109       $315 billion in assets.

                       Putnam manages the Equity Income Portfolio, the Research Portfolio, the Equity Portfolio and the Aggressive Equity Portfolio.

                       --------------------------------------------------------
[LOGO OF SALOMON       Formed in 1989, Salomon Brothers Asset Management Inc
BROTHERS APPEARS       (SaBAM) has affiliates in London, Frankfurt, Tokyo and
HERE]                  Hong Kong. Together, they provide a broad range of
                       equity and fixed income investment management services
Salomon Brothers       to clients around the world. SaBAM also provides
Asset Management       investment advisory services to other investment
Inc                    companies. As of December 31, 2001, SaBAM had over $31
388 Greenwich          billion in assets under management. As a subsidiary of
Street                 Citigroup Inc., SaBAM is able to leverage the resources
New York, NY 10013     of one of the world's largest and most innovative
                       financial services companies.

                       SaBAM manages the Large-Cap Value Portfolio.

MANAGING PACIFIC SELECT FUND


                       --------------------------------------------------------
Fees and expenses      The table below shows the advisory fee and fund
paid by the fund       expenses as an annual percentage of each portfolio's
                       average daily net assets, based on the year 2001 unless
The fund pays          otherwise noted. To help limit fund expenses, effective
Pacific Life an        July 1, 2000 Pacific Life contractually agreed to waive
advisory fee for       all or part of its investment advisory fees or
the services it        otherwise reimburse each portfolio for operating
provides as            expenses (including organizational expenses, but not
investment adviser.    including advisory fees, additional costs associated
It also pays for       with foreign investing and extraordinary expenses) that
all of the costs of    exceed an annual rate of 0.10% of its average daily net
its operations, as     assets. Such waiver or reimbursement is subject to
well as for other      repayment to the extent such expenses fall below the
services Pacific       0.10% expense cap in future years. Any amounts repaid
Life provides          to Pacific Life will have the effect of increasing such
through a support      expenses of the portfolio, but not above the 0.10%
services agreement.    expense cap. For each portfolio, Pacific Life's right
                       to repayment of amounts waived and/or reimbursed is
Pacific Life uses      limited to amounts that do not cause such expenses to
part of the            exceed the new 0.10% expense cap and, except for
advisory fee to pay    portfolios that started on or after October 2, 2000,
for the services of    that do not exceed the previously established 0.25%
the portfolio          expense cap with respect to expenses incurred through
managers.              December 31, 2001. There is no guarantee that
                       Pacific Life will continue to cap expenses after December 31, 2002.

                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.

                    --------------------------------------------------------------------------------------
                                                                                   Less
                                               Advisory Other    12b-1    Total    adviser's     Total net
                    Portfolio                  fee      expenses amounts+ expenses reimbursement expenses
                    --------------------------------------------------------------------------------------
                                                       As an annual % of average daily net assets
                    Blue Chip/1/               0.95     0.05     0.04     1.04      --           1.04
                    Aggressive Growth/1/       1.00     0.18     0.06     1.24     (0.08)        1.16
                    Emerging Markets/1/        1.10     0.22     --       1.32      --           1.32
                    Diversified Research/1/    0.90     0.04     0.02     0.96      --           0.96
                    Small-Cap Equity/1/        0.65     0.05     --       0.70      --           0.70
                    International Large-Cap    1.05     0.09     --       1.14      --           1.14
                    I-Net Tollkeeper/2/        1.40     0.07     --       1.47      --           1.47
                    Financial Services/1/      1.10     0.20     0.04     1.34     (0.09)        1.25
                    Health Sciences/1/         1.10     0.11     0.03     1.24     (0.01)        1.23
                    Technology                 1.10     0.21     --       1.31     (0.11)        1.20
                    Telecommunications         1.10     0.29     --       1.39     (0.18)        1.21
                    Multi-
                     Strategy/1/               0.65     0.04     0.01     0.70      --           0.70
                    Large-Cap
                     Core/1/                   0.65     0.04     0.02     0.71      --           0.71
                     (formerly Equity Income)
                    --------------------------------------------------------------------------------------

                    -------------------------------------------------------------------------------------
Fees and expenses                                                                 Less
paid by the fund                              Advisory Other    12b-1    Total    adviser's     Total net
(continued)         Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                    -------------------------------------------------------------------------------------
                                                      As an annual % of average daily net assets
                    Strategic Value           0.95     0.10     --       1.05      --           1.05
                    Growth LT/1/              0.75     0.04     0.03     0.82      --           0.82
                    Focused 30/1/             0.95     0.11     --       1.06      --           1.06
                    Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                    International Value       0.85     0.08     --       0.93      --           0.93
                    Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                    Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                    Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                    Equity Index              0.25     0.04     --       0.29      --           0.29
                    Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                    Real Estate               1.10     0.05     --       1.15      --           1.15
                     (formerly
                     REIT)
                    Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                    Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                    Money Market              0.33     0.03     --       0.36      --           0.36
                    High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                    Equity
                     Income/3/                0.95     0.15     --       1.10     (0.05)        1.05
                    Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                    Equity                    0.65     0.05     --       0.70      --           0.70
                    Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                    Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                    -------------------------------------------------------------------------------------

                       /1/ Total adjusted net expenses for these portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.
                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.
                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2001 because the portfolios started after December 31, 2001.
                       + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

MANAGING PACIFIC SELECT FUND

                       --------------------------------------------------------
How the fund is        The Pacific Select Fund is organized as a Massachusetts
organized              business trust. Its business and affairs are managed by
                       its board of trustees.

                       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund's declaration of trust protects shareholders from liability.

                       Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. You'll find more information about taxation in the fund's SAI.

                       The Pacific Select Fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio is discontinued, any investment allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.

PERFORMANCE OF COMPARABLE ACCOUNTS

                       --------------------------------------------------------
About the              This section shows you how a substantially similar
composites             account (or composite of accounts), managed by the
                       companies that now manage a portfolio has performed in the past. It does not show you how the portfolios have performed or will perform.

                       When showing comparable performance using a composite of accounts, the manager generally includes all accounts with substantially similar goals and policies. The managers have each represented that exclusion or omission of any substantially similar account's performance from the composite, individually or in the aggregate, does not result in a performance presentation that differs materially from a performance presentation that includes such accounts. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager's performance, or that do not meet other established criteria to be included in a published composite.

                       Each composite's results are asset weighted and calculated on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

                       The overall performance of mutual funds and their expenses reflected in each composite, other than those funds sponsored by the respective portfolio managers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within control of and have not been independently verified by the portfolio manager or Pacific Life.

AIM CAPITAL MANAGEMENT, INC.

This chart shows    This chart does not show you the performance of the Blue
the historical      Chip Portfolio -- it shows the performance of a similar
performance of      account managed by AIM.
the Class A
shares of a         -----------------------------------------------------------
mutual fund         Annual total returns/Average annual total returns for the
managed by AIM.     periods ending December 31, 2001
The mutual fund
has investment                            AIM-managed
objectives,                               mutual fund,
policies and                              Class A                S&P 500
strategies that     Year/Period           (%)/1/                 Index (%)/2/
are                 -----------------------------------------------------------
substantially       2001                  (22.91)                   (11.88)
similar to those    2000                   (9.29)                    (9.11)
of the Blue Chip    1999                   25.65                     21.04
Portfolio.          1998                   30.42                     28.58
                    1997                   31.91                     33.36
The performance     1996                   23.75                     22.96
shows the           1995                   32.00                     37.58
historical track    1994                    4.66                      1.32
record of the       1993                    4.61                     10.08
portfolio           1992                    2.64                      7.62
manager and is      -----------------------------------------------------------
not intended to     1 year                (22.91)                   (11.88)
imply how the       5 years                 8.62                     10.70
Blue Chip           10 years               10.75                     12.93
Portfolio has       -----------------------------------------------------------
performed or
will perform.       /1/ This column shows performance (calculated in accordance
Total returns           with SEC standards) of a comparable AIM-managed fund
represent past          after Class A advisory fees and operating expenses have
performance of          been deducted, including custody fees and other expenses
the, Class A            normally paid by mutual funds and which the Blue Chip
shares of the           Portfolio will pay. The Blue Chip Portfolio's fees and
comparable              expenses may be higher than those reflected in the
mutual fund and         comparable fund which would reduce performance.
not the Blue
Chip Portfolio.     /2/ The Standard & Poor's 500 Composite Stock Price Index
                        shows the performance of the stocks of approximately 500
Returns do not          large-capitalization U.S. companies. Results include
reflect fees and        reinvested dividends.
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

--------------------------------------------------------------------------------

This chart shows    This chart does not show you the performance of the
the historical      Aggressive Growth Portfolio -- it shows the performance of
performance of      a similar account managed by AIM.
the Class A
shares of a         -----------------------------------------------------------
mutual fund         Annual total returns/Average annual total returns for the
managed by AIM.     periods ending December 31, 2001
The mutual fund
has investment                               AIM-managed
objectives,                                  mutual
policies and                                 fund, Class           Russell 2500
strategies that     Year/Period              A (%)/1/              Index (%)/2/
are                 -----------------------------------------------------------
substantially       2001                     (26.00)                  1.22
similar to those    2000                       3.00                   4.27
of the              1999                      44.98                  24.15
Aggressive          1998                       4.99                   0.38
Growth              1997                      12.24                  24.36
Portfolio.          1996                      14.34                  19.03
                    1995                      41.51                  31.70
The performance     1994                      17.18                  (1.06)
shows the           1993                      32.03                  16.54
historical track    1992                      21.34                  16.19
record of the       -----------------------------------------------------------
portfolio           1 year                   (26.00)                  1.22
manager and is      5 years                    5.42                  10.34
not intended to     10 years                  14.74                  13.13
imply how the       -----------------------------------------------------------
Aggressive
Growth Portfolio    /1/ This column shows performance (calculated in accordance
has performed or        with SEC standards) of a comparable AIM-managed fund
will perform.           after Class A advisory fees and operating expenses have
Total returns           been deducted, including custody fees and other expenses
represent past          normally paid by mutual funds and which the Aggressive
performance of          Growth Portfolio will pay. The Aggressive Growth
the Class A             Portfolio's fees and expenses may be higher than those
shares of the           reflected in the comparable fund which would reduce
comparable              performance.
mutual fund and
not the             /2/ The Russell 2500 Index shows the performance of 2,500
Aggressive              of the smallest companies in the Russell 3000 Index.
Growth                  Results include reinvested dividends.
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

ALLIANCE CAPITAL MANAGEMENT L.P.

This chart shows       This chart does not show you the performance of the
the historical         Emerging Markets Portfolio - it shows the performance
performance of the     of a similar account managed by Alliance Capital.
Alliance Emerging
Markets Equity         --------------------------------------------------------
Composite. The         Annual total returns/Average annual total returns for
accounts in the        the periods ending December 31, 2001
composite have
investment                               Alliance
objectives,                              Emerging                 MSCI Emerging
policies and                             Markets Equity           Markets Free
strategies that are    Year/Period       Composite (%)/1/         Index (%)/2/
substantially          --------------------------------------------------------
similar to those of    2001               (7.55)                   (2.37)
the Emerging           2000              (29.96)                  (30.61)
Markets Portfolio.     1999              116.29                    66.41
As of 12/31/01 the     1998              (28.80)                  (25.34)
composite consisted    1997               (9.33)                  (11.58)
of 3 advisory          1996               21.34                     6.03
accounts.              1995               (4.03)                   (5.21)
                       1994              (13.16)                   (7.32)
The performance        1993               63.33                    74.84
shows the              1992               16.36                    11.41
historical track       --------------------------------------------------------
record of the          1 year             (7.55)                   (2.37)
portfolio manager      5 years            (1.07)                   (5.74)
and is not intended    10 years            5.27                     3.05
to imply how the       --------------------------------------------------------
Emerging Markets
Portfolio has          /1/  This column shows performance after average
performed or will           advisory fees and operating expenses charged to the
perform. Total              accounts in the composite have been deducted. The
returns represent           Emerging Markets Portfolio's fees and expenses may
past performance of         be higher than those reflected in this composite
the composite and           which would reduce performance. Accounts in the
not the Emerging            composite other than mutual funds, were not subject
Markets Portfolio.          to the investment limitations, diversification
                            requirements and other restrictions of the 1940 Act
Returns do not              or Subchapter M of the IRC, which, if imposed, could
reflect fees and            have adversely affected the performance. The
expenses of any             composite reflects investment advisory fees and
variable annuity            transaction costs, but, for the accounts other than
contract or                 the mutual funds, does not include custody fees or
variable life               other expenses normally paid by mutual funds and
insurance policy,           which the Emerging Markets Portfolio will pay. If
and would be lower          these expenses were included, returns would be
if they did.                lower.

                       /2/ The MSCI Emerging Markets Free Index shows the performance typically of 800 to 900 stocks from approximately 26 emerging market countries. Results include reinvested dividends.
84

CAPITAL GUARDIAN TRUST COMPANY

This chart shows       This chart does not show you the performance of the
the historical         Diversified Research Portfolio - it shows the
performance of the     performance of similar accounts managed by Capital
Capital Guardian       Guardian.
U.S. Equity
Diversified            --------------------------------------------------------
Research Composite.    Annual total returns/Average annual total returns for
The accounts in the    the periods ending December 31, 2001
composite have
investment                               Capital Guardian
objectives,                              U.S. Equity Diversified   S&P 500
policies and           Year/Period       Research Composite (%)/1/ Index (%)/2/
strategies that are    -------------------------------------------------------
substantially          2001               (3.43)                    (11.88)
similar to those of    2000                6.26                      (9.11)
the Diversified        1999               23.56                      21.04
Research Portfolio.    1998               28.40                      28.58
As of 12/31/01 the     1997               30.91                      33.36
composite consisted    1996               21.91                      22.96
of 7 advisory          1995               39.63                      37.58
accounts, including    1994                4.41                       1.32
3 mutual funds.        1993/3/             3.42                       5.42
                       -------------------------------------------------------
The performance        1 year             (3.43)                    (11.88)
shows the              3 years             8.24                      (1.03)
historical track       5 years            16.34                      10.70
record of the          Since Inception/3/ 16.89                      13.36
portfolio manager      -------------------------------------------------------
and is not intended
to imply how the       /1/  This column shows performance after the highest
Diversified                 advisory fees and operating expenses charged to the
Research Portfolio          accounts in the composite have been deducted. The
has performed or            Diversified Research Portfolio's fees and expenses
will perform. Total         may be higher than those reflected in this composit
returns represent           which would reduce performance. Accounts in the
past performance of         composite other than mutual funds, were not subject
the composite and           to the investment limitations, diversification
not the Diversified         requirements and other restrictions of the 1940 Act
Research Portfolio.         or Subchapter M of the IRC, which, if imposed, coul
                            have adversely affected the performance. The
Returns do not              composite reflects investment advisory fees and
reflect fees and            transaction costs, but, for the accounts other than
expenses of any             the mutual funds, does not include custody fees or
variable annuity            other expenses normally paid by mutual funds and
contract or                 which the Diversified Research Portfolio will pay.
variable life               If these expenses were included, returns would be
insurance policy,           lower. Since 7/1/98, composite results are
and would be lower          calculated using an asset-weighted and cash-flow
if they did.                weighted method. (An asset-weighted method was used
                            from 4/1/93 to 6/30/98.)

                       /2/ The Standard & Poor's 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization U.S. companies. Results include reinvested dividends.

                       /3/ The inception date of the composite was 3/31/93. Total returns and expenses are not annualized for the first year of operations.

PERFORMANCE OF COMPARABLE ACCOUNTS

CAPITAL GUARDIAN TRUST COMPANY

This chart shows       This chart does not show you the performance of the
the historical         International Large-Cap Portfolio - it shows the
performance of the     performance of similar accounts managed by Capital
Capital Guardian       Guardian.
Non-U.S. Equity
Composite. The         --------------------------------------------------------
accounts in the        Annual total returns/Average annual total returns for
composite have         the periods ending December 31, 2001
investment
objectives,                              Capital Guardian
policies and                             Non-U.S. Equity           MSCI EAFE
strategies that are    Year/Period       Composite (%)/1/          Index (%)/2/
substantially          --------------------------------------------------------
similar to those of    2001              (17.96)                   (21.21)
the International      2000              (19.13)                   (13.96)
Large-Cap              1999               69.54                     27.30
Portfolio. As of       1998               16.90                     20.33
12/31/01 the           1997                8.78                      2.06
composite consisted    1996               15.40                      6.36
of 136 advisory        1995               13.49                     11.55
accounts, including    1994                3.25                      7.80
16 mutual funds.       1993               35.90                     32.60
                       1992               (3.59)                   (12.20)
The performance        --------------------------------------------------------
shows the              1 year            (17.96)                   (21.21)
historical track       5 years             7.42                      1.17
record of the          10 years            9.75                      4.76
portfolio manager      --------------------------------------------------------
and is not intended
to imply how the       /1/  This column shows performance after the highest
International               advisory fees and operating expenses charged to the
Large-Cap Portfolio         accounts in the composite have been deducted. The
has performed or            International Large-Cap Portfolio's fees and
will perform. Total         expenses may be higher than those reflected in this
returns represent           composite which would reduce performance. Accounts
past performance of         in the composite other than mutual funds, were not
the composite and           subject to the investment limitations,
not the                     diversification requirements and other restrictions
International               of the 1940 Act or Subchapter M of the IRC, which,
Large-Cap                   if imposed, could have adversely affected the
Portfolio.                  performance. The composite reflects investment
                            advisory fees and transaction costs, but, for the
Returns do not              accounts other than the mutual funds, does not
reflect fees and            include custody fees or other expenses normally pai
expenses of any             by mutual funds and which the International Large-
variable annuity            Cap Portfolio will pay. If these expenses were
contract or                 included, returns would be lower. Since 7/1/98,
variable life               composite results are calculated using an asset-
insurance policy,           weighted and cash-flow weighted method. (An asset-
and would be lower          weighted method was used from 1/1/89 to 6/30/98, an
if they did.                an equal-weighted method was used prior to 1/1/89.)

                       /2/ The MSCI EAFE Index shows the performance of stocks from 21 countries in Europe, Australia, New Zealand and Asia. Results include reinvested dividends.

     INVESCO FUNDS GROUP, INC.

This chart shows    This chart does not show you the performance of the
the historical      Financial Services Portfolio -- it shows the performance
performance of      of similar accounts managed by INVESCO.
the INVESCO         -----------------------------------------------------------
Financial           Annual total returns/Average annual total returns for the
Services            periods ending December 31, 2001
Composite. The
accounts in the                    INVESCO Financial           S&P 500
composite have      Year/Period    Services Composite (%)/1/   Index (%)/2/
investment          -------------------------------------------------------
objectives,         2001           (10.14)                     (11.88)
policies and        2000            26.65                       (9.11)
strategies that     1999             0.74                       21.04
are substantially   1998            13.45                       28.58
similar to those    1997            44.79                       33.36
of the Financial    1996            30.29                       22.96
Services            1995            39.81                       37.58
Portfolio. As of    1994            (5.89)                       1.32
12/31/01 the        1993            18.52                       10.08
composite           1992            26.76                        7.62
consisted of        -------------------------------------------------------
2 mutual funds.     1 year         (10.14)                     (11.88)
                    5 years         13.50                       10.70
The performance     10 years        17.11                       12.93
shows the           -------------------------------------------------------
historical track
record of the       /1/  This column shows performance after average advisory
portfolio                fees and operating expenses charged to the accounts in
manager and is           the composite have been deducted, including custody
not intended to          fees and other expenses normally paid by mutual funds
imply how the            and which the Financial Services Portfolio will pay.
Financial                The Financial Service Portfolio's fees and expenses may
Services                 be higher than those reflected in this composite which
Portfolio has            would reduce performance.
performed or
will perform.       /2/  The Standard & Poor's 500 Composite Stock Price Index
Total returns            shows the performance of the stocks of approximately
represent past           500 large-capitalization U.S. companies. Results
performance of           include reinvested dividends.
the composite
and not the
Financial
Services
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

--------------------------------------------------------------------------------

This chart shows    This chart does not show you the performance of the Health
the historical      Sciences Portfolio -- it shows the performance of similar
performance of      accounts managed by INVESCO.
the INVESCO         -----------------------------------------------------------
Health Sciences     Annual total returns/Average annual total returns for the
Composite. The      periods ending December 31, 2001
accounts in the
composite have                      INVESCO Health               S&P 500
investment          Year/Period     Sciences Composite (%)/1/    Index (%)/2/
objectives,         ---------------------------------------------------------
policies and
strategies that     2001            (14.39)                      (11.88)
are                 2000             26.13                        (9.11)
substantially       1999              0.62                        21.04
similar to those    1998             43.40                        28.58
of the Health       1997             18.47                        33.36
Sciences            1996             11.41                        22.96
Portfolio. As of    1995             58.89                        37.58
12/31/01 the        1994              0.94                         1.32
composite           1993             (8.41)                       10.08
consisted of        1992            (13.74)                        7.62
2 mutual funds.     ---------------------------------------------------------
                    1 year          (14.39)                      (11.88)
The performance     5 years          13.04                        10.70
shows the           10 years         10.05                        12.93
historical track    ---------------------------------------------------------
record of the
portfolio           /1/ This column shows performance after average advisory
manager and is          fees and operating expenses charged to the accounts in
not intended to         the composite have been deducted, including custody fees
imply how the           and other expenses normally paid by mutual funds and
Health Sciences         which the Health Sciences Portfolio will pay. The Health
Portfolio has           Sciences Portfolio's fees and expenses may be higher
performed or            than those reflected in this composite which would
will perform.           reduce performance.
Total returns
represent past      /2/ The Standard & Poor's 500 Composite Stock Price Index
performance of          shows the performance of the stocks of approximately 500
the composite           large-capitalization U.S. companies. Results include
and not the             reinvested dividends.
Health Sciences
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

     INVESCO FUNDS GROUP, INC.

This chart shows    This chart does not show you the performance of the
the historical      Technology Portfolio -- it shows the performance of
performance of      similar accounts managed by INVESCO.
the INVESCO         -----------------------------------------------------------
Technology          Annual total returns/Average annual total returns for the
Composite. The      periods ending December 31, 2001
accounts in the
composite have                          INVESCO
investment                              Technology              S&P 500
objectives,         Year/Period         Composite (%)/1/        Index (%)/2/
policies and        --------------------------------------------------------
strategies that     2001                (45.40)                 (11.88)
are substantially   2000                (22.69)                  (9.11)
similar to those    1999                145.22                   21.04
of the              1998                 28.83                   28.58
Technology          1997                  8.85                   33.36
Portfolio. As of    1996                 21.75                   22.96
12/31/01 the        1995                 45.80                   37.58
composite           1994                  5.27                    1.32
consisted of 2      1993                 15.03                   10.08
mutual funds.       1992                 18.79                    7.62
                    --------------------------------------------------------
The performance     1 year              (45.40)                 (11.88)
shows the           5 years               7.74                   10.70
historical track    10 years             14.00                   12.93
record of the       --------------------------------------------------------
portfolio
manager and is      /1/ This column shows performance after average advisory
not intended to         fees and operating expenses charged to the accounts in
imply how the           the composite have been deducted, including custody fees
Technology              and other expenses normally paid by mutual funds and
Portfolio has           which the Technology Portfolio will pay. The Technology
performed or            Portfolio's fees and expenses may be higher than those
will perform.           reflected in this composite which would reduce
Total returns           performance.
represent past
performance of      /2/ The Standard & Poor's 500 Composite Stock Price Index
the composite           shows the performance of the stocks of approximately 500
and not the             large-capitalization U.S. companies. Results include
Technology              reinvested dividends.
Portfolio.


Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

--------------------------------------------------------------------------------

This chart shows    This chart does not show you the performance of the
the historical      Telecommunications Portfolio -- it shows the performance
performance of      of similar accounts managed by INVESCO.
the INVESCO         -----------------------------------------------------------
Telecommunications  Annual total returns/Average annual total returns for the
Composite. The      periods ending December 31, 2001
accounts in the
composite have                           INVESCO
investment                               Telecommunications       S&P 500
objectives,         Year/Period          Composite (%)/1/         Index (%)/2/
policies and        ----------------------------------------------------------
strategies that     2001                 (54.17)                  (11.88)
are substantially   2000                 (26.89)                   (9.11)
similar to those    1999                 144.09                    21.04
of the              1998                  40.99                    28.58
Telecommunications  1997                  30.29                    33.36
Portfolio. As of    1996                  16.81                    22.96
12/31/01 the        1995                  27.37                    37.58
composite           1994/3/                5.02                     1.53
consisted of 2      ----------------------------------------------------------
mutual funds.       1 year               (54.17)                  (11.88)
                    3 years               (6.48)                   (1.03)
The performance     5 years                8.48                    10.70
shows the           Since Inception/3/    12.19                    15.19
historical track    ----------------------------------------------------------
record of the
portfolio           /1/  This column shows performance after average advisory
manager and is           fees and operating expenses charged to the accounts in
not intended to          the composite have been deducted, including custody
imply how the            fees and other expenses normally paid by mutual funds
Telecommunications       and which the Telecommunications Portfolio will pay.
Portfolio has            The Telecommunications Portfolio's fees and expenses
performed or             may be higher than those reflected in this composite
will perform.            which would reduce performance.
Total returns
represent past      /2/  The Standard & Poor's 500 Composite Stock Price Index
performance of           shows the performance of the stocks of approximately
the composite            500 large-capitalization U.S. companies. Results
and not the              include reinvested dividends.
Telecommunications
Portfolio.          /3/  The inception date of the composite was 8/1/94. Total returns and expenses are not annualized for the first
Returns do not           year of operations.
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

JANUS CAPITAL MANAGEMENT LLC

This chart shows    This chart does not show you the performance of the
the historical      Strategic Value Portfolio - it shows the performance of
performance of      similar accounts managed by Janus.
the Janus
Strategic Value     -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                              Janus Strategic Value    S&P 500
objectives,         Period              Composite (%)/1/         Index (%)/2/
policies and        ---------------------------------------------------------
strategies that     2001                (11.84)                  (11.88)
are                 2000/3/              (0.41)                  (11.14)
substantially       ---------------------------------------------------------
similar to those    1 year              (11.84)                  (11.88)
of the Strategic    Since Inception/3/   (7.16)                  (13.05)
Value Portfolio.    ---------------------------------------------------------
As of 12/31/01
the composite       /1/ This column shows performance after advisory fees and
consisted of 8          operating expenses charged to the accounts in the
advisory                composite have been deducted. The Strategic Value
accounts,               Portfolio's fees and expenses may be higher than those
including 5             reflected in this composite which would reduce
mutual funds.           performance. Accounts in the composite other than
                        mutual funds, were not subject to the investment
The performance         limitations, diversification requirements and other
shows the               restrictions of the 1940 Act or Subchapter M of the
historical track        IRC, which, if imposed, could have adversely affected
record of the           the performance. The composite reflects investment
portfolio               advisory fees and transaction costs, but, for the
manager and is          accounts other than the mutual funds, do not include
not intended to         custody fees or other expenses normally paid by mutual
imply how the           funds and which the Strategic Value Portfolio will pay.
Strategic Value         If these expenses were included, returns would be
Portfolio has           lower.
performed or
will perform.       /2/ The Standard & Poor's 500 Composite Stock Price Index
Total returns           shows the performance of the stocks of approximately
represent past          500 large-capitalization U.S. companies. Results
performance of          include reinvested dividends.
the composite
and not the         /3/ The inception date of the composite was 4/1/00. Total
Strategic Value         returns and expenses are not annualized for the first
Portfolio.              year of operations.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

JANUS CAPITAL MANAGEMENT LLC

This chart shows    This chart does not show you the performance of the
the historical      Focused 30 Portfolio - it shows the performance of similar
performance of      accounts managed by Janus.
the Janus
Aggressive          -----------------------------------------------------------
Growth              Annual total returns/Average annual total returns for the
Composite. The      periods ending December 31, 2001
accounts in the
composite have                         Janus Aggressive
investment                             Growth                   S&P 500
objectives,         Year/Period        Composite (%)/1/         Index (%)/2/
policies and        --------------------------------------------------------
strategies that     2001               (28.76)                  (11.88)
are                 2000               (29.42)                   (9.11)
substantially       1999                65.42                    21.04
similar to those    1998                66.36                    28.58
of the Focused      1997                27.55                    33.36
30 Portfolio. As    1996                16.39                    22.96
of 12/31/01 the     1995                45.85                    37.58
composite           1994                (6.33)                    1.32
consisted of 46     1993                 7.36                    10.08
advisory            1992                 2.42                     7.62
accounts,           --------------------------------------------------------
including 17        1 year             (28.76)                  (11.88)
mutual funds.       5 years             12.03                    10.70
                    10 years            16.05                    12.93
The performance     --------------------------------------------------------
shows the
historical track    /1/ This column shows performance after advisory fees and
record of the           operating expenses charged to the accounts in the
portfolio               composite have been deducted. The Focused 30
manager and is          Portfolio's fees and expenses may be higher than those
not intended to         reflected in this composite which would reduce
imply how the           performance. Accounts in the composite other than
Focused 30              mutual funds, were not subject to the investment
Portfolio has           limitations, diversification requirements and other
performed or            restrictions of the 1940 Act or Subchapter M of the
will perform.           IRC, which, if imposed, could have adversely affected
Total returns           the performance. The composite reflects investment
represent past          advisory fees and transaction costs, but, for the
performance of          accounts other than the mutual funds, does not include
the composite           custody fees or other expenses normally paid by mutual
and not the             funds and which the Focused 30 Portfolio will pay. If
Focused 30              these expenses were included, returns would be lower.
Portfolio.
                    /2/ The Standard & Poor's 500 Composite Stock Price Index
Returns do not          shows the performance of the stocks of approximately
reflect fees and        500 large-capitalization U.S. companies. Results
expenses of any         include reinvested dividends.
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

LAZARD ASSET MANAGEMENT

This chart shows       This chart does not show you the performance of the
the historical         International Value Portfolio -- it shows the
performance of the     performance of similar accounts managed by Lazard.
Lazard
International          --------------------------------------------------------
Equity Select          Annual total returns/Average annual total returns for
Composite as           the periods ending December 31, 2001
prepared for the
Pacific Select Fund                         Lazard
International Value                         International
Portfolio. The                              Equity Select        MSCI EAFE
accounts in the        Year/Period          Composite (%)/1/     Index (%)/2/
composite have         ------------------------------------------------------
investment             2001                 (19.69)              (21.21)
objectives,            2000                   3.19               (13.96)
policies and           1999                  20.19                27.30
strategies that are    1998                  23.74                20.33
substantially          1997                  18.91                 2.06
similar to those of    1996                  12.09                 6.36
the International      1995                   6.00                11.55
Value Portfolio. As    1994/3/                1.24                 7.80
of 12/31/01 the        ------------------------------------------------------
composite consisted    1 year               (19.69)              (21.21)
of 192 advisory        3 years               (0.13)               (4.79)
accounts, including    5 years                7.94                 1.17
3 mutual funds.        Since Inception/3/     7.34                 3.91
                       ------------------------------------------------------
The composite
performance shows      /1/ This column shows performance after advisory fees
the historical             and operating expenses charged to the accounts in
track record of the        the composite have been deducted. The International
portfolio manager          Value Portfolio's fees and expenses may be higher
and is not intended        than those reflected in the composite as prepared
to imply how the           for the Pacific Select Fund International Value
International Value        Portfolio, which would reduce performance. Accounts
Portfolio has              in the composite, other than mutual funds, were not
performed or will          subject to the investment limitations,
perform. Total             diversification requirements and other restrictions
returns represent          of the 1940 Act or Subchapter M of the IRC, which,
past performance of        if imposed, could have adversely affected the
the composite and          performance. The composite reflects investment
not the                    advisory fees and transaction costs, but, for the
International Value        accounts other than the mutual funds, does not
Portfolio.                 include custody fees or other expenses normally
                           paid by mutual funds and which the International
The International          Value Portfolio will pay. If these expenses were
Value Portfolio            included, returns would be lower.
will invest
primarily in           /2/ The MSCI EAFE Index shows the performance of stocks
foreign securities.        from 21 countries in Europe, Australia, New Zealand
Prior to 5/1/01,           and Asia. Results include reinvested dividends.
the composite
consisted of           /3/  The inception date of the composite was 1/1/94.
accounts that
invested in ADRs
(U.S. dollar-
denominated
securities). Lazard
believes that
investing all of
the accounts in
foreign securities
would have produced
substantially the
same performance.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

MFS INVESTMENT MANAGEMENT

This chart shows    This chart does not show you the performance of the
the historical      Capital Opportunities Portfolio -- it shows the
performance of      performance of similar accounts managed by MFS.
the MFS Capital
Opportunities       -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                             MFS Capital
objectives,                            Opportunities             S&P 500
policies and        Year/Period        Composite (%)/1/          Index (%)/2/
strategies that     ---------------------------------------------------------
are                 2001               (24.51)                   (11.88)
substantially       2000                (4.90)                    (9.11)
similar to those    1999                48.40                     21.04
of the Capital      1998                27.67                     28.58
Opportunities       1997                27.17                     33.36
Portfolio. As of    1996                17.32                     22.96
12/31/01 the        1995                45.06                     37.58
composite           1994                (1.87)                     1.32
consisted of 8      1993                26.13                     10.08
advisory            1992                18.90                      7.62
accounts,           ---------------------------------------------------------
including           1 year             (24.51)                   (11.88)
2 mutual funds.     5 years             11.67                     10.70
                    10 years            15.89                     12.93
The performance     ---------------------------------------------------------
shows the
historical track    /1/ This column shows performance after advisory fees and
record of the           operating expenses charged to the accounts in the
portfolio               composite have been deducted. The Capital Opportunities
manager and is          Portfolio's fees and expenses may be higher than those
not intended to         reflected in this composite which would reduce
imply how the           performance. Accounts in the composite other than
Capital                 mutual funds, were not subject to the investment
Opportunities           limitations, diversification requirements and other
Portfolio has           restrictions of the 1940 Act or Subchapter M of the
performed or            IRC, which, if imposed, could have adversely affected
will perform.           the performance. The composite reflects investment
Total returns           advisory fees and transaction costs, but, for the
represent past          accounts other than the mutual funds, does not include
performance of          custody fees or other expenses normally paid by mutual
the composite           funds and which the Capital Opportunities Portfolio
and not the             will pay. If these expenses were included, returns
Capital                 would be lower.
Opportunities
Portfolio.          /2/ The Standard & Poor's 500 Composite Stock Price Index
                        shows the performance of the stocks of approximately
Returns do not          500 large-capitalization U.S. companies. Results
reflect fees and        include reinvested dividends.
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

MFS INVESTMENT MANAGEMENT

This chart shows    This chart does not show you the performance of the Mid-
the historical      Cap Growth Portfolio -- it shows the performance of
performance of      similar accounts managed by MFS.
the MFS Mid-Cap
Growth              -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                              MFS Mid-Cap Growth  Russell Midcap
objectives,         Year/Period         Composite (%)/1/    Growth Index(%)/2/
policies and        ----------------------------------------------------------
strategies that     2001                (21.39)             (20.15)
are substantially   2000                  8.87              (11.75)
similar to those    1999                 74.90               51.29
of the Mid-Cap      1998                 20.20               17.86
Growth              1997                 24.78               22.54
Portfolio. As of    1996                 10.90               17.48
12/31/01 the        1995                 41.57               33.98
composite           1994/3/              (3.18)              (1.39)
consisted of 21     ----------------------------------------------------------
advisory            1 year              (21.39)             (20.15)
accounts,           3 years              14.39                2.16
including 1         5 years              17.55                9.02
mutual fund.        Since Inception/3/   18.45               12.77
                    ----------------------------------------------------------
The performance
shows the           /1/ This column shows performance after advisory fees and
historical track        operating expenses charged to the accounts in the
record of the           composite have been deducted. The Mid-Cap Growth
portfolio               Portfolio's fees and expenses may be higher than those
manager and is          reflected in this composite which would reduce
not intended to         performance. Accounts in the composite other than the
imply how the           mutual fund were not subject to the investment
Mid-Cap Growth          limitations, diversification requirements and other
Portfolio has           restrictions of the 1940 Act or Subchapter M of the
performed or            IRC, which, if imposed, could have adversely affected
will perform.           the performance. The composite reflects investment
Total returns           advisory fees and transaction costs, but, for the
represent past           accounts other than the mutual fund, does not include
performance of          custody fees or other expenses normally paid by mutual
the composite           funds and which the Mid-Cap Growth Portfolio will pay.
and not the             If these expenses were included, returns would be
Mid-Cap Growth          lower.
Portfolio.
                    /2/ The Russell Midcap Growth Index shows the performance
Returns do not          of 800 of the smallest companies in the Russell 1000
reflect fees and        Index. Results include reinvested dividends.
expenses of any
variable annuity    /3/ The inception date of the composite was 10/1/94.
contract or             Total returns and expenses are not annualized for the
variable life           first year of operations.
insurance
policy, and
would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

MFS INVESTMENT MANAGEMENT

This chart shows    This chart does not show you the performance of the Global
the historical      Growth Portfolio -- it shows the performance of similar
performance of      accounts managed by MFS.
the MFS Global
Growth              -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                                                MSCI All Country
objectives,                            MFS Global Growth  World Free
policies and        Year/Period        Composite (%)/1/   Index (%)/2/
strategies that     ------------------------------------------------------
are                 2001               (18.97)            (15.91)
substantially       2000               (12.42)            (13.94)
similar to those    1999                64.87              26.82
of the Global       1998                11.82              21.97
Growth              1997                15.40              15.00
Portfolio. As of    1996                14.19              13.20
12/31/01 the        1995                17.07              19.46
composite           1994/3/              3.55               5.03
consisted of 3      ------------------------------------------------------
mutual funds.       1 year             (18.97)            (15.91)
                    3 years              5.38              (2.82)
The performance     5 years              8.59               5.18
shows the           Since Inception/3/   9.65               7.83
historical track    ------------------------------------------------------
record of the
portfolio           /1/ This column shows performance after average advisory
manager and is          fees and operating expenses charged to the accounts in
not intended to         the composite have been deducted, including custody
imply how the           fees and other expenses normally paid by mutual funds
Global Growth           and which the Global Growth Portfolio will pay. The
Portfolio has           Global Growth Portfolio's fees and expenses may be
performed or            higher than those reflected in this composite which
will perform.           would reduce performance.
Total returns
represent past      /2/ The MSCI All Country World Free Index shows the
performance of          performance of stocks from 23 developed markets and 26
the composite           emerging markets. Results include reinvested
and not the             dividends.
Global Growth
Portfolio.          /3/ The inception date of the composite was 1/1/94.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be
lower if they
did.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This chart shows    This chart does not show you the performance of the
the historical      Inflation Managed Portfolio -- it shows the performance of
performance of      similar accounts managed by PIMCO.
the PIMCO Real
Return Full         -----------------------------------------------------------
Authority           Annual total returns/Average annual total returns for the
Composite. The      periods ending December 31, 2001
accounts in the
composite have                          PIMCO             Lehman Brothers
investment                              Real Return       Inflation
objectives,                             Full Authority    Linked
policies and        Year/Period         Composite (%)/1/  Index (%)/2/
strategies that     -----------------------------------------------------
are                 2001                 8.74              7.90
substantially       2000                13.48             13.18
similar to those    1999                 5.71              2.36
of the Inflation    1998                 5.21              3.95
Managed             1997/3/              3.03              2.08
Portfolio. As of    -----------------------------------------------------
12/31/01 the        1 year               8.74              7.90
composite           3 years              9.27              7.72
consisted of 4      Since Inception/3/   7.43              5.98
advisory            -----------------------------------------------------
accounts,
including 3         /1/ This column shows performance after advisory fees and
mutual funds.           operating expenses charged to the accounts in the
                        composite have been deducted. The Inflation Managed
The composite           Portfolio's fees and expenses may be higher than those
performance             reflected in this composite which would reduce
shows the               performance. Accounts in the composite other than
historical track        mutual funds, were not subject to the investment
record of the           limitations, diversification requirements and other
portfolio               restrictions of the 1940 Act or Subchapter M of the
manager and is          IRC, which, if imposed, could have adversely affected
not intended to         the performance. The composite reflects investment
imply how the           advisory fees and transaction costs, but, for the
Inflation               accounts other than the mutual funds, does not include
Managed                 custody fees or other expenses normally paid by mutual
Portfolio has           funds and which the Inflation Managed Portfolio will
performed or            pay. If these expenses were included, returns would be
will perform.           lower.
Total returns
represent past      /2/ The Lehman Brothers Inflation Linked Index shows the
performance of          performance of all outstanding Treasury inflation
the composite           protected securities (TIPS). Results include
and not the             reinvested dividends.
Inflation
Managed             /3/ The inception date of the composite was 3/1/97. Total
Portfolio.              returns and expenses are not annualized for the first
                        year of operations.
Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be
lower if they
did.

PUTNAM INVESTMENT MANAGEMENT, LLC

This chart shows    This chart does not show you the performance of the Equity
the historical      Portfolio -- it shows
performance of      the performance of similar accounts managed by Putnam.
the Putnam Equity
Composite. The      -----------------------------------------------------------
accounts in the     Annual total returns/Average annual total returns for the
composite have      periods ending December 31, 2001
investment
objectives,                             Putnam Equity     Russell 1000
policies and        Year/Period         Composite (%)/1/  Growth Index (%)/2/
strategies that     ---------------------------------------------------------
are substantially   2001                (22.41)           (20.42)
similar to those    2000                (17.38)           (22.42)
of the Equity       1999                 55.28             33.16
Portfolio. As of    1998                 23.17             38.71
12/31/01 the        1997                 25.20             30.49
composite           1996                 12.07             23.12
consisted of 2      1995                 39.34             37.18
mutual funds.       1994                 (0.05)             2.62
                    1993                 17.96              2.87
The performance     -----------------------------------------------------------
shows the           1 year              (22.41)           (20.42)
historical track    3 years               0.37             (6.32)
record of the       5 years               9.62              8.27
portfolio manager   Since Inception/3/   12.96             11.45
and is not          -----------------------------------------------------------
intended to imply
how the Equity      /1/ This column shows performance after advisory fees and
Portfolio has           operating expenses charged to the accounts in the
performed or will       composite have been deducted, including custody fees and
perform. Total          other expenses normally paid by mutual funds and which
returns represent       the Equity Portfolio will pay. The Equity Portfolio's
past performance        fees and expenses may be higher than those reflected in
of the composite        this composite which would reduce performance.
and not the
Equity Portfolio.   /2/ The Russell 1000 Growth Index shows the performance
                        of companies with a greater-than-average growth
Returns do not          orientation. Companies in this Index have higher price-
reflect fees and        to-book and price-earnings ratios, lower dividend yield
expenses of any         and higher forecasted growth rates than companies in the
variable annuity        Russell 1000 Value Index. Results include reinvested
contract or             dividends.
variable life
insurance policy,   /3/ The inception date of the composite was 1/1/93.
and would be            However, the performance of each of the component mutual
lower if they           funds in the composite was 50.31 and 46.09 for 1991 and
did.                    9.72 and 10.36 for 1992.

--------------------------------------------------------------------------------

This chart shows    This chart does not show you the performance of the
the historical      Aggressive Equity Portfolio --
performance of      it shows the performance of a similar account managed by
Class A shares of   Putnam.
a Putnam-managed
mutual fund that    -----------------------------------------------------------
has investment      Annual total returns/Average annual total returns for the
objectives,         periods ending December 31, 2001
policies and
strategies that                           Putnam-managed
are substantially                         mutual fund,         Russell 2500
similar to those    Year/Period           Class A (%)/1/       Index (%)/2/
of the Aggressive   -------------------------------------------------------
Equity Portfolio.   2001                  (2.08)                1.22
                    2000                  21.93                 4.27
                    1999                  27.04                24.14
                    1998/3/               (4.38)               (4.88)
                    -------------------------------------------------------
                    1 year                (2.08)                1.22
                    3 years               14.89                 9.43
                    Since Inception/3/    10.92                 6.33
                    -------------------------------------------------------

The performance     /1/ This column shows performance (calculated in
shows the               accordance with SEC standards) of a comparable Putnam-
historical track        managed fund after Class A advisory fees and operating
record of the           expenses have been deducted, including custody fees and
portfolio manager       other expenses normally paid by mutual funds and which
and is not              the Aggressive Equity Portfolio will pay. The Aggressive
intended to imply       Equity Portfolio's fees and expenses may be higher than
how the                 those reflected in the comparable fund which would
Aggressive Equity       reduce performance.
Portfolio has
performed or will   /2/ The Russell 2500 Index shows the performance of 2,500
perform. Total          of the smallest companies in the Russell 3000 Index.
returns represent       Results include reinvested dividends.
past performance
of Class A shares   /3/ The inception date of the composite was 6/1/98. Total
of the comparable       returns and expenses are not annualized for the first
mutual fund and         year of operations.
not the
Aggressive Equity
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be
lower if they
did.

INFORMATION FOR INVESTORS

                       --------------------------------------------------------
Fund availability      The Pacific Select Fund is available only to people who
                       own certain variable annuity contracts or variable life
You'll find            insurance policies. You do not buy, sell or exchange
information about      shares of the fund's portfolios - you choose investment
how this works in      options through your annuity contract or life insurance
the product            policy. The insurance company then invests in the
prospectus or          portfolios of the Pacific Select Fund according to the
offering               investment options you've chosen.
memorandum.

                       --------------------------------------------------------
How share prices       Each Pacific Select Fund portfolio is divided into
are calculated         shares. The price of a portfolio's shares is called its
                       net asset value (NAV) per share. NAV per share forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio's assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio's assets is based on the total market value of all of the securities it holds.

                       Each portfolio's NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data received shortly after the NYSE close, usually at or about 4:00 p.m. Eastern time. Generally, for any transaction, we'll use the net asset value calculated after we receive a request to buy, sell or exchange shares.

An example of how      In general, the value of each security is based on its
we calculate net       actual or estimated market value, with special
asset value per        provision for assets without readily available market
share                  quotes, for short-term debt securities, and for
                       situations where market quotations are deemed unreliable or stale. For purposes of calculating the NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day. In unusual circumstances, the fund may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

     $80 million portfolio's assets
-     $3 million portfolio's liabilities
----------------
     $77 million
/      7 million outstanding shares
----------------
=            $11 net asset value
---------------- per share

                       A delay may happen in any of the following situations:
                       . the NYSE closes on a day other than a regular holiday
                         or weekend
                       . trading on the NYSE is restricted
                       . an emergency exists as determined by the SEC, making
                         securities sales or determinations of variable account asset valuations not practicable
                       . the SEC permits a delay for the protection of
                         shareholders.

Variable annuity       Because foreign securities can be traded on weekends,
contracts and          U.S. holidays and other times when the NYSE is closed,
variable life          changes in the market value of these securities are not
insurance policies     always reflected in the portfolio's NAV. It's not
may have other         possible to buy, sell, exchange or reinvest shares on
restrictions on        days the NYSE is closed, even if there has been a
buying and selling     change in the market value of these securities. For a
shares.                list of holidays observed, call Pacific Life or see the
                       SAI.

                       --------------------------------------------------------
Brokerage              The fund has adopted a brokerage enhancement plan under
enhancement plan       which the fund, through its distributor, Pacific Select
                       Distributors, Inc., can ask Pacific Life and each of
The brokerage          the fund's portfolio managers to allocate brokerage
enhancement plan       transactions to particular brokers or dealers, subject
was adopted by the     to best price and execution, to help promote the
fund pursuant to       distribution of the fund's shares. In return for
Rule 12b-1 under       brokerage transactions, certain brokers and dealers may
the Investment         give brokerage credits, other benefits or services or
Company Act of         other compensation that, under the plan, may be used
1940, and may be       with broker-dealers to help obtain certain
considered a           distribution-related activities or services. These
distribution plan      credits or other compensation may be applied toward
because it uses a      another service or benefit provided by a broker-dealer
fund asset -           such as (but not limited to) the ability to promote the
brokerage - to help    fund at a conference or meeting sponsored by a broker-
promote                dealer.
distribution of the
fund's shares.         The plan is not expected to increase brokerage costs to
                       a portfolio. The granting of brokerage credits or receipt of other compensation under the plan may be a factor considered by a portfolio manager or the adviser in allocating brokerage. In addition, a portfolio manager or the adviser is always free to consider the sale of fund shares or variable contracts in allocating brokerage.

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested. Financial highlights do not appear for the Equity Income and Research Portfolios because these Portfolios started on January 2, 2002.

                                     Blue Chip Portfolio                      Aggressive Growth Portfolio
                          ----------------------------------------------  -------------------------------------
                                                                 2001/3/                                2001/3/
------------------------  ----------------------------------------------  -------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                                      10.00                                  10.00
Plus income from
 investment operations
Net investment income
 (loss)                     $                                       0.01                                  (0.03)
Net realized and
 unrealized loss on
 securities                 $                                      (1.86)                                 (1.95)
------------------------  ----------------------------------------------  -------------------------------------
Total from investment
 operations                 $                                      (1.85)                                 (1.98)
Less distributions
Dividends from net
 investment income          $                                      (0.01)                                     -
Distributions from
 capital gains              $                                          -                                      -
------------------------  ----------------------------------------------  -------------------------------------
Total distributions         $                                      (0.01)                                     -
Net asset value, end of
 year                       $                                       8.14                                   8.02
========================  ==============================================  =====================================
Total investment
 return/1/                  %                                     (18.57)                                (19.78)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                                    531,021                                 89,520
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                                       1.00                                   1.10
 . before expense
   reductions               %                                       1.04                                   1.24
Ratios of net investment
 income (loss) to
 average net assets
 . after expense
   reductions               %                                       0.11                                  (0.65)
 . before expense
   reductions/2/            %                                       0.07                                  (0.79)
Portfolio turnover rate     %                                      23.71                                  83.91
                                  Emerging Markets Portfolio                 Diversified Research Portfolio
                          ----------------------------------------------  -------------------------------------
                                1997     1998     1999  2000/4/     2001                       2000/3/     2001
------------------------  ----------------------------------------------  -------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   9.68     9.47     6.85    10.48     6.73                         10.00    10.99
Plus income from
 investment operations
Net investment income
 (loss)                     $   0.06     0.10     0.03    (0.03)    0.04                          0.03     0.02
Net realized and
 unrealized gain (loss)
 on securities              $  (0.22)   (2.64)    3.63    (3.71)   (0.62)                         0.99    (0.33)
------------------------  ----------------------------------------------  -------------------------------------
Total from investment
 operations                 $  (0.16)   (2.54)    3.66    (3.74)   (0.58)                         1.02    (0.31)
Less distributions
Dividends from net
 investment income          $  (0.05)   (0.08)   (0.03)   (0.01)   (0.01)                        (0.03)   (0.02)
Distributions from
 capital gains              $      -        -        -        -        -                             -        -
------------------------  ----------------------------------------------  -------------------------------------
Total distributions         $  (0.05)   (0.08)   (0.03)   (0.01)   (0.01)                        (0.03)   (0.02)
Net asset value, end of
 year                       $   9.47     6.85    10.48     6.73     6.14                         10.99    10.66
========================  ==============================================  =====================================
Total investment
 return/1/                  %  (1.69)  (26.83)   53.56   (35.69)   (8.68)                        10.21    (2.74)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 99,425  106,570  217,030  178,903  163,150                       144,898  242,648
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %   1.46     1.46     1.41     1.30     1.31                          0.98     0.94
 . before expense
   reductions               %   1.47     1.46     1.42     1.30     1.32                          0.99     0.96
Ratios of net investment
 income to average net
 assets
 . after expense
   reductions               %   0.80     1.42     0.74     0.01     0.92                          0.51     0.28
 . before expense
   reductions/2/            %   0.79     1.42     0.74        -     0.91                          0.50     0.26
Portfolio turnover rate     %  69.60    29.82    48.52   120.01    84.53                         23.71    34.80

The information in the financial highlights tables for the years 1997 through 2001 is included and can be read in conjunction with the fund's financial statements, which are in the fund's annual report dated as of December 31, 2001. These financial statements have been audited by Deloitte & Touche LLP, independent auditors. Please turn to the back cover to find out how you can get a copy of the annual report.

                                  Small-Cap Equity Portfolio                    International Large-Cap Portfolio
                          -----------------------------------------------  ----------------------------------------
                                 1997     1998     1999     2000     2001                          2000/3/     2001
------------------------  -----------------------------------------------  ---------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   21.45    24.61    22.92    29.79    21.19                            10.00     7.84
Plus income from
 investment operations
Net investment income       $    0.05     0.02     0.05     0.15     0.12                             0.06     0.05
Net realized and
 unrealized gain (loss)
 on securities              $    5.65     0.90     9.75    (6.51)   (0.61)                           (2.21)   (1.48)
------------------------  -----------------------------------------------  ---------------------------------------------
Total from investment
 operations                 $    5.70     0.92     9.80    (6.36)   (0.49)                           (2.15)   (1.43)
Less distributions
Dividends from net
 investment income          $   (0.05)   (0.02)   (0.05)   (0.15)   (0.11)                           (0.01)   (0.05)
Distributions from
 capital gains              $   (2.49)   (2.59)   (2.88)   (2.09)   (3.19)                               -        -
------------------------  -----------------------------------------------  ---------------------------------------------
Total distributions         $   (2.54)   (2.61)   (2.93)   (2.24)   (3.30)                          (0.01)    (0.05)
Net asset value, end of
 year                       $   24.61    22.92    29.79    21.19    17.40                             7.84     6.36
========================  ===============================================  =============================================
Total investment
 return/1/                  %   30.27     2.69    47.52   (22.41)   (2.54)                          (21.51)  (18.29)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 246,555  267,958  425,107  582,644  563,098                          362,768  504,787
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %    0.70     0.70     0.70     0.69     0.69                             1.17     1.14
 . before expense
   reductions               %    0.70     0.70     0.70     0.69     0.70                             1.17     1.14
Ratios of net investment
 income to average net
 assets
 . after expense
   reductions               %    0.22     0.11     0.22     0.62     0.67                             0.41     0.44
 . before expense
   reductions/2/            %    0.21     0.11     0.22     0.61     0.67                             0.41     0.44
Portfolio turnover rate     %   52.20    48.48    49.34    45.54    49.93                            21.25    25.64
                                  I-Net Tollkeeper Portfolio                      Financial Services Portfolio
                          -----------------------------------------------  ----------------------------------------
                                                         2000/3/     2001                                   2001/3/
------------------------  -----------------------------------------------  ---------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                              10.00     6.78                                     10.00
Plus income from
 investment operations
Net investment income
 (loss)                     $                              (0.04)   (0.08)                                     0.02
Net realized and
 unrealized loss on
 securities                 $                              (3.18)   (2.22)                                    (0.75)
------------------------  -----------------------------------------------  ---------------------------------------------
Total from investment
 operations                 $                              (3.22)   (2.30)                                    (0.73)
Less distributions
Dividends from net
 investment income          $                                  -        -                                     (0.02)
Distributions from
 capital gains              $                                  -        -                                         -
------------------------  -----------------------------------------------  ---------------------------------------------
Total distributions         $                                  -        -                                     (0.02)
Net asset value, end of
 year                       $                               6.78     4.48                                      9.25
========================  ===============================================  =============================================
Total investment
 return/1/                  %                             (32.17)  (33.89)                                    (7.28)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                            115,554   74,294                                    61,968
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                               1.60     1.57                                      1.20
 . before expense
   reductions               %                               1.63     1.57                                      1.34
Ratios of net investment
 income (loss) to
 average net assets
 . after expense
   reductions               %                              (1.03)   (1.35)                                     0.43
 . before expense
   reductions/2/            %                              (1.06)   (1.35)                                     0.29
Portfolio turnover rate     %                              47.56    46.78                                     82.16

FINANCIAL HIGHLIGHTS


                                   Health Sciences Portfolio                    Technology Portfolio
                          -------------------------------------------  -------------------------------------------
                                                              2001/3/                                      2001/3/
------------------------  -------------------------------------------  -------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                                   10.00                                        10.00
Plus income from
 investment operations
Net investment loss         $                                   (0.02)                                       (0.02)
Net realized and
 unrealized loss on
 securities                 $                                   (0.75)                                       (4.07)
------------------------  -------------------------------------------  -------------------------------------------
Total from investment
 operations                 $                                   (0.77)                                       (4.09)
Less distributions
Dividends from net
 investment income          $                                       -                                            -
Distributions from
 capital gains              $                                       -                                            -
------------------------  -------------------------------------------  -------------------------------------------
Total distributions         $                                       -                                            -
Net asset value, end of
 year                       $                                    9.23                                         5.91
========================  ===========================================  ===========================================
Total investment
 return/1/                  %                                   (7.69)                                       40.94
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                                  86,911                                       52,160
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                                    1.20                                         1.20
 . before expense
   reductions               %                                    1.24                                         1.31
Ratios of net investment
 loss to average net
 assets
 . after expense
   reductions               %                                   (0.42)                                       (0.71)
 . before expense
   reductions/2/            %                                   (0.46)                                       (0.82)
Portfolio turnover rate     %                                   94.37                                        69.22
                                 Telecommunications Portfolio                 Multi-Strategy Portfolio
                          -------------------------------------------  -------------------------------------------
                                                              2001/3/     1997     1998     1999     2000     2001
------------------------  -------------------------------------------  -------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                                   10.00    14.75    16.18    17.32    16.98    15.40
Plus income from
 investment operations
Net investment income       $                                       -     0.50     0.46     0.44     0.44     0.38
Net realized and
 unrealized gain (loss)
 on securities              $                                   (4.67)    2.23     2.34     0.74    (0.33)   (0.56)
------------------------  -------------------------------------------  -------------------------------------------
Total from investment
 operations                 $                                   (4.67)    2.73     2.80     1.18     0.11    (0.18)
Less distributions
Dividends from net
 investment income          $                                   (0.01)   (0.50)   (0.46)   (0.43)   (0.43)   (0.37)
Distributions from
 capital gains              $                                       -    (0.80)   (1.20)   (1.09)   (1.26)   (0.03)
------------------------  -------------------------------------------  -------------------------------------------
Total distributions         $                                   (0.01)   (1.30)   (1.66)   (1.52)   (1.69)   (0.40)
Net asset value, end of
 year                       $                                    5.32    16.18    17.32    16.98    15.40    14.82
========================  ===========================================  ===========================================
Total investment
 return/1/                  %                                  (46.72)   19.62    18.17     7.04     0.75    (1.15)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                                  16,399  367,128  576,424  739,506  762,502  760,507
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                                    1.21     0.71     0.70     0.70     0.69     0.69
 . before expense
   reductions               %                                    1.39     0.71     0.71     0.70     0.70     0.70
Ratios of net investment
 income (loss) to
 average net assets
 . after expense
   reductions               %                                    0.08     3.25     2.81     2.57     2.68     2.55
 . before expense
   reductions/2/            %                                   (0.10)    3.25     2.81     2.56     2.67     2.54
Portfolio turnover rate     %                                   77.40    71.89   102.38   196.97   237.43   220.34

                           Large-Cap Core Portfolio (formerly called Equity
                                           Income Portfolio)                              Strategic Value Portfolio
                          -------------------------------------------------------  ----------------------------------------
                                 1997       1998       1999       2000       2001                        2000/3/       2001
------------------------  -------------------------------------------------------  ----------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   20.45      24.47      26.89      27.75      23.46                          10.00       9.76
Plus income from
 investment operations
Net investment income       $    0.20       0.20       0.24       0.22       0.16                           0.03       0.03
Net realized and
 unrealized gain (loss)
 on securities              $    5.35       5.44       3.20      (1.98)     (2.23)                         (0.25)     (0.99)
------------------------  -------------------------------------------------------  ----------------------------------------
Total from investment
 operations                 $    5.55       5.64       3.44      (1.76)     (2.07)                         (0.22)     (0.96)
Less distributions
Dividends from net
 investment income          $   (0.20)     (0.20)     (0.24)    (0.22)      (0.15)                         (0.02)     (0.03)
Distributions from
 capital gains              $   (1.33)     (3.02)     (2.34)    (2.31)      (0.26)                             -          -
------------------------  -------------------------------------------------------  ----------------------------------------
Total distributions         $   (1.53)     (3.22)     (2.58)    (2.53)      (0.41)                         (0.02)     (0.03)
Net asset value, end of
 year                       $   24.47      26.89      27.75      23.46      20.98                           9.76       8.77
========================  =======================================================  ========================================
Total investment
 return/1/                  %   28.60      24.18      13.26      (6.71)     (8.87)                         (2.19)     (9.87)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 806,112  1,262,143  1,813,224  1,940,766  1,300,440                         42,876     86,740
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %    0.70       0.69       0.70       0.69       0.69                           1.05       1.05
 . before expense
   reductions               %    0.70       0.70       0.70       0.69       0.71                           1.44       1.05
Ratios of net investment
 income to average net
 assets
 . after expense
   reductions               %    0.91       0.84       0.91       0.85       0.68                           1.30       0.44
 . before expense
   reductions/2/            %    0.91       0.84       0.91       0.84       0.66                           0.91       0.43
Portfolio turnover rate     %  105.93      80.78      69.34      45.41      40.87                           9.88      91.97
                                          Growth LT Portfolio                               Focused 30 Portfolio
                          -------------------------------------------------------  ----------------------------------------
                                 1997       1998       1999       2000       2001                        2000/3/       2001
------------------------  -------------------------------------------------------  ----------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   16.50      17.31      26.20      47.67      31.30                          10.00       8.22
Plus income from
 investment operations
Net investment income
 (loss)                     $    0.16      (0.04)      0.15       0.33       0.19                           0.04       0.01
Net realized and
 unrealized gain (loss)
 on securities              $    1.51       9.86      23.95      (9.43)     (8.71)                         (1.78)     (1.11)
------------------------  -------------------------------------------------------  ----------------------------------------
Total from investment
 operations                 $    1.67       9.82      24.10      (9.10)     (8.52)                         (1.74)     (1.10)
Less distributions
Dividends from net
 investment income          $   (0.09)     (0.05)         -      (0.22)     (0.26)                         (0.04)         -
Distributions from
 capital gains              $   (0.77)     (0.88)     (2.63)     (7.05)     (3.93)                             -          -
------------------------  -------------------------------------------------------  ----------------------------------------
Total distributions         $   (0.86)     (0.93)     (2.63)     (7.27)     (4.19)                         (0.04)         -
Net asset value, end of
 year                       $   17.31      26.20      47.67      31.30      18.59                           8.22       7.12
========================  =======================================================  ========================================
Total investment
 return/1/                  %   10.96      58.29      98.08     (21.70)    (29.55)                        (17.39)    (13.35)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 677,147  1,279,759  3,655,851  3,575,195  2,280,990                         48,949     58,095
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %    0.82       0.80       0.79       0.79       0.79                           1.05       1.05
 . before expense
   reductions               %    0.82       0.80       0.79       0.80       0.82                           1.37       1.06
Ratios of net investment
 income (loss) to
 average net assets
 . after expense
   reductions               %    0.52      (0.08)     (0.33)      0.30       0.31                           2.15       0.17
 . before expense
   reductions/2/            %    0.52      (0.08)     (0.33)      0.30       0.27                           1.83       0.17
Portfolio turnover rate     %  145.17     116.96     111.56      68.37      90.93                          23.51     213.23

FINANCIAL HIGHLIGHTS


                                  Mid-Cap Value Portfolio                        International Value Portfolio
                        ---------------------------------------------  -------------------------------------------------
                                            1999/3/     2000     2001  1997/5/     1998       1999       2000    2001/6/
----------------------  ---------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year        $                   10.00    10.50    12.90    15.40    16.21      15.80      18.49      15.85
Plus income from
 investment operations
Net investment income     $                    0.02     0.05     0.10     0.41     0.11       0.06       0.09       0.08
Net realized and
 unrealized gain
 (loss) on securities     $                    0.50     2.54     1.60     1.00     0.90       3.37      (2.19)     (3.50)
----------------------  ---------------------------------------------  -------------------------------------------------
Total from investment
 operations               $                    0.52     2.59     1.70     1.41     1.01       3.43      (2.10)     (3.42)
Less distributions
Dividends from net
 investment income        $                   (0.02)   (0.05)   (0.10)   (0.29)   (0.17)     (0.12)     (0.02)     (0.14)
Distributions from
 capital gains            $                       -    (0.14)   (0.34)   (0.31)   (1.25)     (0.62)     (0.52)     (0.23)
----------------------  ---------------------------------------------  -------------------------------------------------
Total distributions       $                   (0.02)   (0.19)   (0.44)   (0.60)   (1.42)     (0.74)     (0.54)     (0.37)
Net asset value, end
 of year                  $                   10.50    12.90    14.16    16.21    15.80      18.49      15.85      12.06
======================  =============================================  =================================================
Total investment
 return/1/                %                    5.22    24.91    13.30     9.28     5.60      22.82     (11.40)    (21.87)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 year (in thousands)      $                 107,434  406,528  826,958  764,036  996,215  1,683,446  1,635,737  1,131,999
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/          %                    0.97     0.88     0.89     1.02     1.00       1.01       0.96       0.93
 . before expense
   reductions             %                    0.97     0.98     1.00     1.03     1.00       1.01       0.96       0.93
Ratios of net
 investment income to
 average net assets
 . after expense
   reductions             %                    0.44     0.57     0.83     1.81     1.36       1.12       1.09       1.06
 . before expense
   reductions/2/          %                    0.44     0.47     0.72     1.79     1.36       1.12       1.09       1.06
Portfolio turnover
 rate                     %                   84.14   136.97   148.32    84.34    45.61      55.56      63.27      91.89
                              Capital Opportunities Portfolio                    Mid-Cap Growth Portfolio
                        ---------------------------------------------  -------------------------------------------------
                                                              2001/3/                                            2001/3/
----------------------  ---------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year        $                                     10.00                                              10.00
Plus income from
 investment operations
Net investment income
 (loss)                   $                                      0.01                                              (0.01)
Net realized and
 unrealized loss on
 securities               $                                     (1.56)                                             (1.87)
----------------------  ---------------------------------------------  -------------------------------------------------
Total from investment
 operations               $                                     (1.55)                                             (1.88)
Less distributions
Dividends from net
 investment income        $                                     (0.01)                                                 -
Distributions from
 capital gains            $                                         -                                                  -
----------------------  ---------------------------------------------  -------------------------------------------------
Total distributions       $                                     (0.01)                                                 -
Net asset value, end
 of year                  $                                      8.44                                               8.12
======================  =============================================  =================================================
Total investment
 return/1/                %                                    (15.54)                                            (18.81)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 year (in thousands)      $                                   154,091                                             99,383
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/          %                                      0.91                                               1.00
 . before expense
   reductions             %                                      0.94                                               1.03
Ratios of net
 investment income
 (loss) to average net
 assets
 . after expense
   reductions             %                                      0.19                                              (0.20)
 . before expense
   reductions/2/          %                                      0.16                                              (0.23)
Portfolio turnover
 rate                     %                                     98.40                                              95.48

                                    Global Growth Portfolio                          Equity Index Portfolio
                          ---------------------------------------------  ---------------------------------------------------
                                                                2001/3/     1997       1998       1999    2000/7/       2001
------------------------  ---------------------------------------------  ---------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                                     10.00    20.42      25.71      32.33      38.41      34.12
Plus income from
 investment operations
Net investment income
 (loss)                     $                                     (0.02)    0.37       0.38       0.39       0.35       0.33
Net realized and
 unrealized gain (loss)
 on securities              $                                     (1.48)    6.13       6.83       6.24      (3.88)     (4.46)
------------------------  ---------------------------------------------  ---------------------------------------------------
Total from investment
 operations                 $                                     (1.50)    6.50       7.21       6.63      (3.53)     (4.13)
Less distributions
Dividends from net
 investment income          $                                         -    (0.37)     (0.37)     (0.39)     (0.35)     (0.33)
Distributions from
 capital gains              $                                         -    (0.84)     (0.22)     (0.16)     (0.41)     (0.12)
------------------------  ---------------------------------------------  ---------------------------------------------------
Total distributions         $                                         -    (1.21)     (0.59)     (0.55)     (0.76)     (0.45)
Net asset value, end of
 year                       $                                      8.50    25.71      32.33      38.41      34.12      29.54
========================  =============================================  ===================================================
Total investment
 return/1/                  %                                    (14.97)   32.96      28.45      20.59      (9.29)    (12.15)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                                    23,336  874,136  1,496,457  2,423,611  2,585,065  2,009,221
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                                      1.76     0.23       0.21       0.20       0.29       0.29
 . before expense
   reductions               %                                      2.15     0.23       0.21       0.21       0.29       0.29
Ratios of net investment
 income (loss) to
 average net assets
 . after expense
   reductions               %                                     (0.23)    1.61       1.33       1.14       0.96       1.06
 . before expense
   reductions/2/            %                                     (0.62)    1.61       1.33       1.13       0.96       1.06
Portfolio turnover rate     %                                    123.50     2.58       2.48       4.16       4.13       4.58
                                                                                      Real Estate Portfolio
                                   Small-Cap Index Portfolio                    (formerly called REIT Portfolio)
                          ---------------------------------------------  ---------------------------------------------------
                                              1999/3/  2000/7/     2001                        1999/3/       2000       2001
------------------------  ---------------------------------------------  ---------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                   10.00    11.74    11.13                          10.00       9.59      12.23
Plus income from
 investment operations
Net investment income       $                    0.06     0.13     0.10                           0.39       0.46       0.53
Net realized and
 unrealized gain (loss)
 on securities              $                    1.87    (0.55)    0.09                          (0.39)      2.65       0.49
------------------------  ---------------------------------------------  ---------------------------------------------------
Total from investment
 operations                 $                    1.93    (0.42)    0.19                              -       3.11       1.02
Less distributions
Dividends from net
 investment income          $                   (0.06)   (0.13)   (0.09)                         (0.39)     (0.46)     (0.40)
Distributions from
 capital gains              $                   (0.13)   (0.06)   (0.92)                         (0.02)     (0.01)     (0.05)
------------------------  ---------------------------------------------  ---------------------------------------------------
Total distributions         $                   (0.19)   (0.19)   (1.01)                         (0.41)     (0.47)     (0.45)
Net asset value, end of
 year                       $                   11.74    11.13    10.31                           9.59      12.23      12.80
========================  =============================================  ===================================================
Total investment
 return/1/                  %                   19.36    (3.61)    1.74                          (0.01)     32.77       8.55
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                 115,052  182,355  219,725                         50,101    168,942    236,302
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                    0.75     0.60     0.57                           1.28       1.14       1.15
 . before expense
   reductions               %                    0.94     0.62     0.57                           1.28       1.14       1.15
Ratios of net investment
 income to average net
 assets
 . after expense
   reductions               %                    0.99     1.18     1.05                           6.09       5.16       4.78
 . before expense
   reductions/2/            %                    0.80     1.16     1.05                           6.09       5.16       4.78
Portfolio turnover rate     %                   52.06    67.45    51.78                          20.24      18.22      30.13

FINANCIAL HIGHLIGHTS


                                  Inflation Managed Portfolio                            Managed Bond Portfolio
                       -----------------------------------------------------  -------------------------------------------------
                              1997     1998       1999       2000       2001     1997     1998       1999       2000       2001
---------------------  -----------------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year       $   10.38    10.78      10.98      10.10      10.68    10.75    11.14      11.38      10.33      10.82
Plus income from
 investment
 operations
Net investment income    $    0.53     0.54       0.52       0.58       0.41     0.59     0.57       0.59       0.68       0.55
Net realized and
 unrealized gain
 (loss) on securities    $    0.42     0.42      (0.74)      0.58       0.04     0.44     0.40      (0.79)      0.47       0.23
---------------------  -----------------------------------------------------  -------------------------------------------------
Total from investment
 operations              $    0.95     0.96      (0.22)      1.16       0.45     1.03     0.97      (0.20)      1.15       0.78
Less distributions
Dividends from net
 investment income       $   (0.55)   (0.55)     (0.52)     (0.58)     (0.40)   (0.60)   (0.58)     (0.59)     (0.66)     (0.57)
Distributions from
 capital gains           $       -    (0.21)     (0.14)         -          -    (0.04)   (0.15)     (0.26)         -          -
---------------------  -----------------------------------------------------  -------------------------------------------------
Total distributions      $   (0.55)   (0.76)     (0.66)     (0.58)     (0.40)   (0.64)   (0.73)     (0.85)     (0.66)     (0.57)
Net asset value, end
 of year                 $   10.78    10.98      10.10      10.68      10.73    11.14    11.38      10.33      10.82      11.03
=====================  =====================================================  =================================================
Total investment
 return/1/               %    9.48     9.24      (1.95)     11.85       4.27     9.92     9.20      (1.91)     11.53       7.33
RATIOS AND
 SUPPLEMENTAL DATA
Net assets, end of
 year (in thousands)     $ 129,900  190,428    428,174    572,827    620,494  468,575  765,989  1,090,978  1,613,748  2,353,055
Ratios of expenses to
 average net assets
 .after expense
  reductions/2/          %    0.66     0.66       0.66       0.62       0.66     0.66     0.66       0.65       0.64       0.64
 .before expense
  reductions             %    0.67     0.66       0.66       0.65       0.67     0.66     0.66       0.66       0.65       0.65
Ratios of net
 investment income to
 average net assets
 .after expense
  reductions             %    5.39     5.16       5.19       5.77       3.73     5.72     5.40       5.68       6.42       5.09
 .before expense
  reductions/2/          %    5.38     5.16       5.19       5.74       3.72     5.72     5.40       5.67       6.41       5.09
Portfolio turnover
 rate                    %  203.01   266.83     370.28     589.38     873.05   230.87   230.99     374.74     406.54     412.87
                                    Money Market Portfolio                              High Yield Bond Portfolio
                       -----------------------------------------------------  -------------------------------------------------
                              1997     1998       1999       2000       2001     1997     1998       1999       2000       2001
---------------------  -----------------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year       $   10.04    10.06      10.05      10.08      10.09     9.94     9.98       9.34       8.81       7.70
Plus income from
 investment
 operations
Net investment income    $    0.51     0.52       0.46       0.60       0.38     0.78     0.78       0.78       0.82       0.73
Net realized and
 unrealized gain
 (loss) on securities    $    0.01        -       0.03       0.01          -     0.12    (0.55)     (0.53)     (1.13)     (0.62)
---------------------  -----------------------------------------------------  -------------------------------------------------
Total from investment
 operations              $    0.52     0.52       0.49       0.61       0.38     0.90     0.23       0.25      (0.31)      0.11
Less distributions
Dividends from net
 investment income       $   (0.50)   (0.53)     (0.46)     (0.60)     (0.38)   (0.77)   (0.78)     (0.78)     (0.80)     (0.74)
Distributions from
 capital gains           $       -        -          -          -          -    (0.09)   (0.09)         -          -          -
---------------------  -----------------------------------------------------  -------------------------------------------------
Total distributions      $   (0.50)   (0.53)     (0.46)     (0.60)     (0.38)   (0.86)   (0.87)     (0.78)     (0.80)     (0.74)
Net asset value, end
 of year                 $   10.06    10.05      10.08      10.09      10.09     9.98     9.34       8.81       7.70       7.07
=====================  =====================================================  =================================================
Total investment
 return/1/               %    5.28     5.29       4.94       6.18       3.86     9.44     2.46       2.90      (3.72)      1.35
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 year (in thousands)     $ 451,505  479,121  1,057,072  1,256,358  1,604,902  311,125  389,385    448,747    424,967    484,683
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/         %    0.44     0.42       0.39       0.38       0.36     0.65     0.65       0.65       0.64       0.63
 . before expense
   reductions            %    0.44     0.43       0.40       0.38       0.36     0.66     0.66       0.66       0.65       0.64
Ratios of net
 investment income to
 average net assets
 . after expense
   reductions            %    5.17     5.17       4.87       6.01       3.70     7.89     8.18       8.65      10.04       9.77
 . before expense
   reductions/2/         %    5.17     5.16       4.87       6.01       3.70     7.89     8.17       8.65      10.04       9.76
Portfolio turnover
 rate                    %     N/A      N/A        N/A        N/A        N/A   103.19    75.27      52.38      70.45     114.19

                                        Equity Portfolio                              Aggressive Equity Portfolio
                         ---------------------------------------------------  -------------------------------------------
                                1997  1998/8/       1999       2000  2001/9/     1997  1998/10/    1999     2000  2001/9/
-----------------------  ---------------------------------------------------  -------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year         $   21.07    23.89      29.27      37.50    26.12    10.78     11.18   12.66    14.55    11.08
Plus income from
 investment operations
Net investment income
 (loss)                    $    0.14     0.09       0.03      (0.01)    0.01    (0.01)     0.01   (0.01)   (0.02)   (0.05)
Net realized and
 unrealized gain (loss)
 on securities             $    3.58     7.01      10.56      (8.94)   (5.56)    0.41      1.47    3.27    (2.98)   (1.86)
-----------------------  ---------------------------------------------------  -------------------------------------------
Total from investment
 operations                $    3.72     7.10      10.59      (8.95)   (5.55)    0.40      1.48    3.26    (3.00)   (1.91)
Less distributions
Dividends from net
 investment income         $   (0.13)   (0.09)     (0.03)         -    (0.01)       -         -       -        -        -
Distributions from
 capital gains             $   (0.77)   (1.63)     (2.33)     (2.43)   (1.35)       -         -   (1.37)   (0.47)       -
-----------------------  ---------------------------------------------------  -------------------------------------------
Total distributions        $   (0.90)   (1.72)     (2.36)     (2.43)   (1.36)       -         -   (1.37)   (0.47)       -
Net asset value, end of
 year                      $   23.89    29.27      37.50      26.12    19.21    11.18     12.66   14.55    11.08     9.17
=======================  ===================================================  ===========================================
Total investment
 return/1/                 %   18.18    30.28      38.54     (25.17)  (21.76)    3.78     13.22   27.35   (21.06)  (17.24)
RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)            $ 318,143  502,629  1,042,678  1,044,011  695,151  122,752   218,712 466,360  447,461  303,852
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/           %    0.70     0.71       0.69       0.69     0.70     0.86      0.89    0.85     0.84     0.87
 . before expense
   reductions              %    0.70     0.71       0.69       0.69     0.70     0.87      0.89    0.85     0.86     0.91
Ratios of net
 investment income
 (loss) to average net
 assets
 . after expense
   reductions              %    0.59     0.35       0.11      (0.05)    0.06    (0.13)     0.01   (0.12)   (0.28)   (0.40)
 . before expense
   reductions/2/           %    0.59     0.35       0.11      (0.05)    0.06    (0.13)     0.01   (0.13)   (0.30)   (0.45)
Portfolio turnover rate    %  159.88   130.51      58.72      62.74   132.39   189.21    184.42  100.85   171.29   209.96

                                 Large-Cap Value Portfolio
                   -----------------------------------------------
                                       1999/3/     2000       2001
-----------------  -----------------------------------------------
OPERATING
PERFORMANCE
Net asset value,
 beginning of
 year                $                   10.00    11.09      12.60
Plus income from
 investment
 operations
Net investment
 income              $                    0.05     0.11       0.09
Net realized and
 unrealized gain
 (loss) on
 securities          $                    1.09     1.58      (0.54)
-----------------  -----------------------------------------------
Total from
 investment
 operations          $                    1.14     1.69      (0.45)
Less
 distributions
Dividends from
 net investment
 income              $                   (0.05)   (0.10)     (0.09)
Distributions
 from capital
 gains               $                       -    (0.08)     (0.33)
-----------------  -----------------------------------------------
Total
 distributions       $                   (0.05)   (0.18)     (0.42)
Net asset value,
 end of year         $                   11.09    12.60      11.73
=================  ===============================================
Total investment
 return/1/           %                   11.46    15.26      (3.65)
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end
 of year (in
 thousands)          $                 169,531  371,754  1,048,332
Ratios of
 expenses to
 average net
 assets
 . after expense
   reductions/2/     %                    0.97     0.90       0.88
 . before expense
   reductions        %                    0.97     0.95       0.90
Ratios of net
 investment
 income to
 average net
 assets
 . after expense
   reductions        %                    0.86     1.06       0.91
 . before expense
   reductions/2/     %                    0.86     1.00       0.89
Portfolio
 turnover rate       %                   55.23    80.70      40.69

FINANCIAL HIGHLIGHTS


                       /1/ Assumes all dividends and distributions have been reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy. These charges would reduce returns. Total investment return not annualized for periods of less than one full year.

                       /2/ The ratios of expenses to average daily net assets after expense reductions are after custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser's reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser's reimbursements, if any.

                       /3/ Operations commenced on January 4, 1999 for the Mid-Cap Value, Small-Cap Index, Real Estate, and Large-Cap Value Portfolios, January 3, 2000 for the Diversified Research and International Large-Cap Portfolios, May 1, 2000 for the I-Net Tollkeeper Portfolio, October 2, 2000 for the Strategic Value and Focused 30 Portfolios, and January 2, 2001 for Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth and Global Growth Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

                       /4/ Alliance Capital Management L.P. began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

                       /5/ Morgan Stanley Asset Management managed the portfolio from June 1, 1997 to December 31, 2000. Other firms managed the portfolio before that date.

                       /6/ Lazard Asset Management began managing the portfolio on January 1, 2001. Another firm managed the portfolio before that date.

                       /7/ Mercury Advisors began managing the portfolio on January 1, 2000. Another firm managed the portfolio before that date.

                       /8/ Goldman Sachs Asset Management began managing the portfolio from May 1, 1998 to December 31, 2000. Another firm managed the portfolio before that date.

                       /9/ Putnam Investments LLC began managing the portfolio on December 1, 2001. Another firm managed the portfolio before that date.

                       /10/ Alliance Capital Management L.P. managed the
                            portfolio from May 1, 1998 to Nov. 30, 2001.
                            Another firm managed the portfolio before that date.

PACIFIC SELECT FUND    WHERE TO GO FOR MORE INFORMATION

The Pacific Select     You'll find more information about the Pacific Select
Fund is available      Fund in the following documents:
only to people who
own certain            Annual and semi-annual reports
variable annuity       The fund's annual and semi-annual reports list the
contracts or           holdings of the fund's portfolios, describe portfolio
variable life          performance, and tell you how investment strategies and
insurance policies.    portfolio performance have responded to recent market
You'll find out how    conditions and economic trends.
an annuity contract
or life insurance      Statement of Additional Information (SAI)
policy works in the    The SAI contains detailed information about each
product prospectus     portfolio's investments, strategies and risks, and is
or offering            considered to be part of this prospectus because it is
memorandum.            incorporated by reference.

Please contact the     You can get a copy of these documents at no charge by
fund's adviser,        calling or writing to Pacific Life. You can also get a
Pacific Life, if       copy of these documents, reports, and other information
you have any           by contacting the Securities and Exchange Commission.
questions about any    The SEC may charge you a fee for this information.
of the Pacific
Select Fund
portfolios.

                       --------------------------------------------------------
How to contact         Pacific Life Insurance Company
Pacific Life           700 Newport Center Drive
                       Post Office Box 9000
                       Newport Beach, California 92660

                       Pacific Life's Annuity Contract Owners: 1-800-722-2333 Pacific Life's Life Insurance Policy Owners: 1-800-800-7681
                       PL&A's Annuity Contract Owners: 1-800-748-6907
                       PL&A's Life Insurance Policy Owners: 1-888-595-6997

                       --------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov




Form No. 15-15756-16
         483-2A
         85-23252-01   SEC file number 811-5141

PACIFIC SELECT FUND    PROSPECTUS MAY 1, 2002


                       This prospectus tells you about the Pacific Select Fund's 29 portfolios. It's designed to help you choose among the investment options available under certain variable annuity contracts or variable life insurance policies.

                       You'll find details about how an annuity contract or life insurance policy works in the product prospectus or offering memorandum. Please read these documents carefully, and keep them for future reference.

You should be aware    THE PACIFIC SELECT FUND PORTFOLIOS AND PORTFOLIO
that the Securities    MANAGERS
and Exchange           (listed alphabetically by portfolio manager)
Commission has not
reviewed any of        Blue Chip Portfolio             AIM
these portfolios
for their              Aggressive Growth Portfolio     AIM
investment merit,
and does not           Emerging Markets Portfolio      Alliance Capital
guarantee that the
information in this    Diversified Research Portfolio  Capital Guardian
prospectus is
accurate or            Small-Cap Equity Portfolio      Capital Guardian
complete. It is a
criminal offense       I-Net Tollkeeper PortfolioSM    Goldman Sachs
to say otherwise.
                       Financial Services Portfolio    INVESCO

                       Health Sciences Portfolio       INVESCO

                       Technology Portfolio            INVESCO

                       Telecommunications Portfolio    INVESCO

                       Multi-Strategy Portfolio        J.P. Morgan

                       Large-Cap Core Portfolio        J.P. Morgan
                        (formerly called Equity Income Portfolio)

                       Strategic Value Portfolio       Janus

                       Growth LT Portfolio             Janus

                       Focused 30 Portfolio            Janus

                       Mid-Cap Value Portfolio         Lazard

                       International Value Portfolio   Lazard

                       Capital Opportunities           MFS
                        Portfolio

                       Global Growth Portfolio         MFS

                       Equity Index Portfolio          Mercury Advisors

                       Small-Cap Index Portfolio       Mercury Advisors

                       Real Estate Portfolio           Morgan Stanley
                        (formerly called REIT Portfolio)

                       Inflation Managed Portfolio     PIMCO

                       Managed Bond Portfolio          PIMCO

                       Money Market Portfolio          Pacific Life

                       High Yield Bond Portfolio       Pacific Life

                       Equity Income Portfolio         Putnam

                       Research Portfolio              Putnam

                       Aggressive Equity Portfolio     Putnam

YOUR GUIDE TO THIS PROSPECTUS

                       This prospectus is designed to help you make informed decisions about the investments available under your variable annuity contract or variable life insurance policy.

                       We've divided the prospectus into six sections to make it easy for you to find what you're looking for.

Please contact         The first section, An overview of Pacific Select Fund,
Pacific Life, the      contains a summary of the objectives, holdings and
fund's adviser, if     risks of each of the Pacific Select Fund's 29
you have any           portfolios. It will help you understand the differences
questions about any    between the portfolios, the risks associated with each,
of the Pacific         and how risk and investment objectives relate.
Select Fund
portfolios. See        About the portfolios tells you the following important
back cover for         things about each portfolio:
telephone numbers.
                       . The investment goal - what the portfolio is trying to
                         achieve.

                       . What the portfolio invests in - how the portfolio
                         tries to meet its investment goal. It tells you the portfolio's principal investments and strategies, and any special focus, such as an emphasis on certain countries or industry sectors under normal circumstances. Some portfolios have policies on the amount they can invest in certain kinds of securities. These policies apply at the time the investment is made.

                       . Risks you should be aware of - the principal risks
                         associated with each portfolio. Risk is the chance that you'll lose money on an investment, or that it will not earn as much as you expect. Every portfolio has some degree of risk depending on what it invests in and what strategies it uses. One of the most important investment decisions you'll need to make is how much risk you're willing to accept in exchange for potential return on an investment.

                       . How the portfolio performed - lets you compare
                         portfolio performance. The bar chart and performance table show the portfolio's annual returns and year to year performance. Performance tables include a relevant index to allow you to measure the portfolio's performance against a benchmark. Unlike the portfolios, the indexes are unmanaged and do not incur any transaction costs.

                       . Who manages the portfolio - tells you about the
                         people and firms that manage each portfolio. Pacific Life is the adviser to the Pacific Select Fund and manages two of the portfolios directly. To manage the other portfolios, Pacific Life and the fund have retained other portfolio managers. Some of the portfolios are managed by a team of managers whose members could change from time to time. You'll find information about Pacific Life and the other managers starting on page 68.

                       Performance of comparable accounts shows you how a substantially similar account (or composite of accounts), managed by the companies that now manage the portfolios have performed in the past. It does not show you how the fund's portfolios have performed or will perform. For portfolios with less than 1 year of performance history as of May 1, 2002, Performance of comparable accounts may be found following each portfolio's description in About the portfolios. For other portfolios, this information may be found following Managing Pacific Select Fund. In either case, see About the composites for information relating to all composites shown in either Performance of comparable accounts sections.

                       Turn to the other three sections of the prospectus - Managing Pacific Select Fund, Information for investors and Financial highlights - for information about the portfolio management firms, fees and expenses the fund pays, how shares are priced, and fund performance and financial information.

                   An overview of Pacific Select Fund                         4
                   ------------------------------------------------------------
                   About the portfolios
                   Blue Chip Portfolio                                       10
                   Aggressive Growth Portfolio                               12
                   Emerging Markets Portfolio                                14
                   Diversified Research Portfolio                            16
                   Small-Cap Equity Portfolio                                18
Pacific Select     I-Net Tollkeeper PortfolioSM                              20
Fund is only       Financial Services Portfolio                              22
available as the   Health Sciences Portfolio                                 24
underlying         Technology Portfolio                                      26
investment fund    Telecommunications Portfolio                              28
for variable life  Multi-Strategy Portfolio                                  30
insurance and      Large-Cap Core Portfolio (formerly called Equity
annuity products    Income Portfolio)                                        32
issued or          Strategic Value Portfolio                                 34
administered by    Growth LT Portfolio                                       36
Pacific Life       Focused 30 Portfolio                                      38
Insurance Company  Mid-Cap Value Portfolio                                   40
and Pacific Life & International Value Portfolio                             42
Annuity Company    Capital Opportunities Portfolio                           44
(PL&A). Pacific    Global Growth Portfolio                                   46
Life Insurance     Equity Index Portfolio                                    48
Company is         Small-Cap Index Portfolio                                 50
licensed to        Real Estate Portfolio (formerly called REIT
solicit life        Portfolio)                                               52
insurance and      Inflation Managed Portfolio                               54
annuity products   Managed Bond Portfolio                                    56
in all states      Money Market Portfolio                                    58
except New York.   High Yield Bond Portfolio                                 60
Product            Equity Income Portfolio                                   62
availability and   Research Portfolio                                        64
features may vary  Aggressive Equity Portfolio                               66
by state. Neither  ------------------------------------------------------------
company is         Managing Pacific Select Fund
responsible for    About the portfolio managers                              68
the insurance or   Fees and expenses paid by the fund                        72
annuity            How the fund is organized                                 74
obligations of the ------------------------------------------------------------
other.             Performance of comparable accounts                        74
                   About the composites                                      74
                   ------------------------------------------------------------
                   Information for investors                                 86
                   Fund availability                                         86
                   How share prices are calculated                           86
                   Brokerage enhancement plan                                87
                   ------------------------------------------------------------
                   Financial highlights                                      88
                   ------------------------------------------------------------
                   Where to go for more information                  back cover
                   ------------------------------------------------------------

AN OVERVIEW OF PACIFIC SELECT FUND

This table is a summary of the goals,              PORTFOLIO AND MANAGER              INVESTMENT GOAL
main investments and risks of each of              Blue Chip Portfolio                Long-term growth of capital.
the 29 portfolios. You should read the             AIM                                (Current income is of secondary
complete description of the portfolios                                                importance.)
in this prospectus. Any time you invest,
there is a risk of loss of money. The              Aggressive Growth Portfolio        Long-term growth of capital.
table is designed to help you understand           AIM
the differences between the portfolios,
their risks, and how risks and investment          Emerging Markets Portfolio         Long-term growth of capital.
goals relate.                                      Alliance Capital

The value of the portfolio changes as the          Diversified Research Portfolio     Long-term growth of capital.
price of the investments it holds go               Capital Guardian
up or down. Changes in the economy and
financial markets affect the performance           Small-Cap Equity Portfolio         Long-term growth of capital.
of each of the Pacific Select Fund                 Capital Guardian
portfolios. The portfolios are also
affected by other kinds of risks,                  I-Net Tollkeeper PortfolioSM       Long-term growth of capital.
depending on the types of securities               Goldman Sachs
they invest in.
                                                   Financial Services Portfolio       Long-term growth of capital.
Equity securities historically have offered        INVESCO
the potential for greater long-term growth
than most fixed income securities, but they        Health Sciences Portfolio          Long-term growth of capital.
also tend to have larger and more frequent         INVESCO
changes in price, which means there's a
greater risk you could lose money over the         Technology Portfolio               Long-term growth of capital.
short term. The prices of equity securities        INVESCO
change in response to many factors,
including a company's historical and               Telecommunications Portfolio       Long-term growth of capital.
prospective earnings, the value of its assets,     INVESCO                            (Current income is of secondary
general economic conditions, interest rates,                                          importance.)
investor perceptions and market liquidity.

Fixed income securities are affected primarily by the financial condition of the companies that have issued them, and by changes in interest rates.

4

THE PORTFOLIO'S MAIN INVESTMENTS                                 THE PORTFOLIO'S MAIN RISKS

Equity securities of "blue chip" companies and                   Price volatility and foreign investments, derivatives and
related derivatives. Blue chip companies fall within             synthetics.
the largest 85% of publicly traded companies listed
in the U.S.

Equity securities of small- and medium-sized growth              Price volatility (particularly sensitive to price swings
companies.                                                       during periods of economic uncertainty), liquidity and foreign investments.

Equity securities of companies that are located                  Price volatility, foreign investments and emerging countries.
in countries generally regarded as "emerging market"
countries.

Equity securities of U.S. companies and securities               Price volatility and foreign investments.
whose principal markets are in the U.S.

Equity securities of small companies.                            Price volatility (particularly sensitive to price swings
                                                                 during periods of economic uncertainty).

Equity securities of companies which use, support,               Industry concentration (particularly sensitive to price swings
or relate directly or indirectly to use of the                   because of concentration of investments in a narrow industry
Internet. Such companies include those in the media,             sector and significant participation in the initial public
telecommunications, and technology sectors.                      offering market), Internet, price volatility, IPO, foreign investments and emerging countries.

Equity securities in the financial services sector               Industry concentration (particularly sensitive to price swings
(including derivatives). Such companies include                  because of concentration of investments in a narrow industry
banks, insurance companies, brokerage firms and                  sector), price volatility, liquidity, changes in interest
other finance-related firms.                                     rates, foreign investments and derivatives.

Equity securities in the health sciences sector                  Industry concentration (particularly sensitive to price swings
(including derivatives). Such companies include                  because of concentration of investments in a narrow industry
medical equipment or supplies, pharmaceuticals,                  sector), price volatility, liquidity, regulatory impact,
health care facilities and other health sciences-                foreign investments and derivatives.
related firms.

Equity securities in the technology sector                       Industry concentration (particularly sensitive to price swings
(including derivatives). Such companies include                  because of concentration of investments in a narrow industry
biotechnology, communications, computers,                        sector), price volatility, liquidity, foreign investments and
electronics, Internet telecommunications,                        derivatives.
networking, robotics, video and other technology-
related firms.

Equity securities in the telecommunications sector               Industry concentration (particularly sensitive to price swings
(including derivatives). Such as companies that                  because of concentration of investments in a narrow industry
offer telephone service, wireless communications,                sector), price volatility, liquidity, foreign investments,
satellite communications, television and movie                   emerging countries and derivatives.
programming, broadcasting and Internet access.

AN OVERVIEW OF PACIFIC SELECT FUND

Foreign equity and fixed income securities         PORTFOLIO AND MANAGER              INVESTMENT GOAL
may be affected by exchange rate changes,          Multi-Strategy Portfolio           High total return.
political and economic circumstances               J.P. Morgan
throughout the world, and relatively lower
liquidity compared to U.S. securities.             Large-Cap Core Portfolio           Long-term growth of capital
                                                    (formerly called Equity Income    and income.
Each portfolio may lend up to 33 1/3% of            Portfolio)
its assets to seek additional income. All          J.P. Morgan
loans must be secured by collateral. In
connection with such lending, there is a           Strategic Value Portfolio          Long-term growth of capital.
risk of delay in return of the securities          Janus
loaned or possible loss of rights in
collateral should the borrower become              Growth LT Portfolio                Long-term growth of capital consistent
insolvent.                                         Janus                              with the preservation of capital.

Each portfolio engages in active and               Focused 30 Portfolio               Long-term growth of capital.
frequent trading which could result in             Janus
higher trading costs and reduce
performance.                                       Mid-Cap Value Portfolio            Capital appreciation.
                                                   Lazard
Unless otherwise noted, each portfolio
that invests principally in equity                 International Value Portfolio      Long-term capital appreciation
securities may temporarily change its              Lazard                             primarily through investment in equity
investment strategies if the manager                                                  securities of corporations domiciled
believes economic conditions make it                                                  in countries other than the U.S.
necessary to try to protect the
portfolio from potential loss. In that             Capital Opportunities Portfolio    Long-term growth of capital.
case, the portfolios (including                    MFS
portfolios with international holdings)
may invest in U.S. government securities,          Global Growth Portfolio            Long-term growth of capital.
higher-quality corporate fixed income              MFS
securities, mortgage-related and asset-
backed securities, or money market                 Equity Index Portfolio             Investment results that correspond to
instruments, which may cause a portfolio           Mercury Advisors                   the total return of common stocks
to miss investment opportunities and                                                  publicly traded in the U.S.
prevent it from achieving its investment
goal. In addition, portfolios that
invest principally in securities of small
to medium-sized companies may invest in
preferred stocks and larger-capitalization
stocks under these circumstances. In order
to meet redemption requests, a manager
may determine to hold a significant
portion of a portfolio's assets in cash or
such securities as described above for
temporary strategy changes.

THE PORTFOLIO'S MAIN INVESTMENTS              THE PORTFOLIO'S MAIN RISKS
A mix of equity and fixed income              Price volatility, changes in interest rates, credit, foreign
securities.                                   investments, derivatives and forward contracts.

Equity securities of large dividend-          Price volatility, derivatives and foreign investments.
paying U.S. companies.

Equity securities with the potential          Non-diversified (particularly sensitive to price swings because the
for long-term growth of capital.              portfolio is classified as "non-diversified"--it may hold
                                              securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, credit, changes in interest rates, liquidity, derivatives and forward contracts.

Equity securities of a large number           Price volatility, foreign investments, derivatives and forward
of companies of any size.                     contracts, credit and liquidity.

Equity securities selected for their          Non-diversified (particularly sensitive to price swings because the
growth potential.                             portfolio is classified as "non-diversified"--it may hold
                                              securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, credit, changes in interest rates, liquidity, derivatives and forward contracts.

Equity securities of medium-sized             Price volatility, foreign investments, derivatives and forward
U.S. companies believed to be                 contracts and leveraging.
undervalued.

Equity securities of relatively               Price volatility (particularly sensitive to currency exchange
large companies located in developed          rates, international political and economic conditions and other
countries outside of the U.S.                 risks that affect foreign securities), foreign investments, derivatives, forward contracts and currency transactions.

Equity securities with the potential          Price volatility, foreign investments and emerging countries.
for long-term growth of capital.

Equity securities of any size                 Non-diversified (particularly sensitive to price swings because the
located within and outside of the             portfolio is classified as "non-diversified"--it may hold
U.S.                                          securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments and emerging countries.

Equity securities of companies that           Price volatility (particularly susceptible to a general decline in
are included in or representative of          the U.S. stock market because it cannot change its investment
the Standard & Poor's 500 Composite           strategy, even temporarily, to protect it from loss during poor
Stock Price Index (including                  economic conditions), stock market and derivatives.
derivatives).

AN OVERVIEW OF PACIFIC SELECT FUND

Many of the investment techniques and        PORTFOLIO AND MANAGER                    INVESTMENT GOAL
strategies discussed in the prospectus,
and in the Statement of Additional           Small-Cap Index Portfolio                Investment results that correspond to
Information (SAI) are discretionary,         Mercury Advisors                         the total return of an index of small
which means that portfolio managers can                                               capitalization companies.
decide if they want to use them or not.
There's the possibility that investment      Real Estate Portfolio                    Current income and long-term capital
decisions managers make will not              (formerly called REIT Portfolio)        appreciation.
accomplish what they were designed to        Morgan Stanley
achieve, or that the portfolio will not
achieve its investment goal. There can       Inflation Managed Portfolio              Maximize total return consistent with
be no assurance that a manager will          PIMCO                                    prudent investment management.
utilize derivative strategies in a way
that is advantageous to a portfolio.         Managed Bond Portfolio                   Maximize total return consistent with
Managers may also use investment             PIMCO                                    prudent investment management.
techniques or make investments in
securities that are not part of a            Money Market Portfolio                   Current income consistent
portfolio's principal investment             Pacific Life                             with preservation
strategy. A portfolio's stated                                                        of capital.
investment goal cannot be changed
without the approval of shareholders.        High Yield Bond Portfolio                High level of current income.
Non-fundamental investment policies may      Pacific Life
be changed from time to time by the
fund's board of trustees without             Equity Income Portfolio                  Current income.
shareholder approval.                        Putnam                                   (Capital growth is of secondary
                                                                                      importance.)
Although some portfolios may have names
or investment objectives that resemble       Research Portfolio                       Long-term growth of capital.
other mutual funds managed by the same       Putnam
manager, they may not have the same
underlying holdings or performance as        Aggressive Equity Portfolio              Capital appreciation.
those other mutual funds.                    Putnam

Each portfolio is subject to regulation
under the Investment Company Act of 1940
(1940 Act) and intends to qualify as a
regulated investment company under
the Internal Revenue Code of 1986 (IRC).

You'll find a more detailed discussion
of each portfolio's investments,
strategies and risks in the SAI. Please
turn to the back cover of the prospectus for information about how to obtain a copy.

     THE PORTFOLIO'S MAIN INVESTMENTS      THE PORTFOLIO'S MAIN RISKS
     Equity securities of small companies  Price volatility (particularly susceptible to a general decline in
     that are included in or               the U.S. stock market because it cannot change its investment
     representative of the Russell 2000    strategy, even temporarily to protect it from loss during poor
     Index (including derivatives).        economic conditions), stock market and derivatives.

     Equity securities of companies in the Non-diversified (particularly sensitive to price swings because the
     U.S. real estate industry, including  portfolio is classified as "non-diversified"--it may hold real estate investment trusts (REITs) securities from a fewer number of issuers than a diversified
     and real estate operating companies   portfolio and because of concentration of investments in a narrow
     (REOCs).                              industry sector), price volatility, REITs and REOCs, foreign investments and derivatives.

     Inflation-indexed bonds of varying    Changes in interest and inflation rates, credit, foreign
     maturities issued by the U.S. and non investments, derivatives and forward commitments and mortgage-
     U.S. governments, their agencies and  related securities.
     government sponsored enterprises, and
     corporations, forward contracts and
     derivative instruments relating to
     such securities.

     Medium and high-quality fixed income  Changes in interest rates, credit, foreign investments, derivatives
     securities with varying terms to      and forward commitments and mortgage-related securities.
     maturity and derivatives relating to
     such securities or related indices.

     Highest quality money market          Changes in interest rates and credit. Intended to have the least instruments believed to have limited  investment risk of all of the portfolios.
     credit risk.

     Fixed income securities with lower    Credit, changes in interest rates, liquidity and foreign
     and medium-quality credit ratings and investments.
     intermediate to long terms to
     maturity.

     Equity securities of large U.S.       Price volatility, foreign investments, emerging countries,
     companies with a focus on income-     derivatives and forward contracts, changes in interest rates and
     producing securities believed to be   credit.
     undervalued by the market.

     Equity securities of large U.S.       Price volatility, foreign investments, emerging countries, companies with potential for capital  derivatives and forward contracts, changes in interest rates and
     appreciation.                         credit.

     Equity securities of small and        Price volatility, foreign investments, derivatives and forward
     medium-sized companies..              contracts, changes in interest rates and credit.

ABOUT THE
PORTFOLIOS          BLUE CHIP PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital. Current
goal                income is of secondary importance.

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% (80% by July 31, 2002) of its assets
invests in          in the securities of blue chip companies, including equity securities, convertible securities, foreign securities,
This portfolio      and synthetic instruments that have economic
may invest up to    characteristics similar to the portfolio's direct
25% of its          investments. Blue chip companies are those companies that
assets in           fall within the largest 85% of market capitalization of
foreign             publicly traded companies listed in the U.S.
securities.
                    The portfolio managers look for companies which possess strong financial characteristics and which they believe have leading market positions that are expected to be maintained or enhanced over time. Such companies generally have:

                    . superior growth prospects compared to other companies in the same industry
                    . proprietary technology which the managers believe have
                      the potential to bring about major changes within an industry
                    . leading sales within an industry, or the potential to
                      become a market leader.

                    The managers also look for companies that have:

                    . faster earnings growth than its competitors and the
                      market in general
                    . higher profit margins relative to its competitors
                    . strong cash flow relative to its competitors
                    . a balance sheet with relatively low debt and a high
                      return on equity relative to its competitors.

                    Derivative or synthetic instruments may include warrants, futures, options, exchange-traded funds and ADRs.

                    The managers consider whether to sell a particular security when they believe the security no longer has above-average growth potential.

                    When the managers believe securities other than common stocks offer the opportunity for long-term growth of capital and current income, they may invest in U.S. government securities and high-quality debt securities.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Blue Chip Portfolio may be affected by the following
be aware of         risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                            BLUE CHIP PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . derivatives and synthetics - such as options and futures
be aware of           contracts derive their value from the value of an
(continued)           underlying security, group of securities or an index.
                      Synthetics replicate the economic characteristics of a direct investment. Derivatives and synthetics could increase a portfolio's volatility and reduce returns.

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed

The bar chart
shows how the
portfolio's                 [GRAPH OF BLUE CHIP PORTFOLIO APPEARS HERE]
performance has
varied since its                                 01
inception.                                    -------
                                              (18.57)
The table below
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 2001: 12.43%; 3rd quarter 2001: (18.80)%
performance to
its benchmark       Total return                           1 year/
index.              as of December 31, 2001                Since inception
                    ------------------------------------------------------
Returns do not      Blue Chip Portfolio                    (18.57)%
reflect fees and    Standard & Poor's 500 Composite
expenses of any      Stock Price Index/1/                  (11.88)%
variable annuity
contract or         /1/ The Standard & Poor's 500 Composite Stock Price Index,
variable life           an index of the stocks of approximately 500 large-
insurance               capitalization companies traded in U.S. stock markets.
policy, and             Results include reinvested dividends.
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how AIM has
managed
substantially
similar accounts
see page 75.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Monika H. Degan, CFA, is an investment officer and senior
portfolio           portfolio manager at AIM and has been associated with AIM
                    and/or its affiliates since 1995. Before joining AIM, she
[LOGO OF A I M      was an analyst with Shell Oil Co. Pension Trust. Ms. Degan
CAPITAL APPEARS     has 11 years of investment experience and a BA and an MBA
HERE]               from the University of Houston.

The Blue Chip       Jonathan C. Schoolar, CFA, is senior vice president and
Portfolio is        senior portfolio manager at AIM and heads the large-cap
managed by A I M    growth investment management unit. Mr. Schoolar has been
Capital             associated with AIM and/or its affiliates since 1986, has
Management, Inc.    19 years of investment experience and a BA from the
(AIM). You'll       University of Texas.
find more about
AIM on page 68.

ABOUT THE
PORTFOLIOS          AGGRESSIVE GROWTH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
             [SYMBOL] ---------------------------------------------------------

What the            The portfolio's principal investment strategy is to invest
portfolio           in common stocks of companies whose earnings the portfolio
invests in          managers expect to grow at an above average rate
                    (typically, more than 15% per year). The portfolio will
This portfolio      invest in securities of small and medium-sized growth
may invest up to    companies. The managers focus on companies they believe
25% of its          are likely to benefit from new and innovative products,
assets in           services or processes as well as those that have
foreign             experienced above-average, long-term growth in earnings
investments that    and those the managers believe have excellent prospects
are principally     for future growth. The managers normally consider whether
traded outside      to sell a particular security when any of those factors
the U.S.            materially changes.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Aggressive Growth Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are "undervalued."

                     Small emerging growth companies may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                    AGGRESSIVE GROWTH PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed

The bar chart
shows how the
portfolio's             [GRAPH OF AGGRESSIVE GROWTH PORTFOLIO APPEARS HERE]
performance has
varied since its                                 01
inception.                                    -------
                                              (19.78)
The table below
the bar chart       Best and worst quarterly performance during this period:
compares            4th quarter 2001: 13.84%; 3rd quarter 2001: (24.33)%
portfolio
performance to      Total return                 1 year/
its benchmark       as of December 31, 2001      Since inception
index.              ---------------------------------------------
                    Aggressive Growth Portfolio  (19.78)%
Returns do not      Russell 2500 Index/1/          1.22%
reflect fees and
expenses of any     /1/ The Russell 2500 Index, an index of the 2,500 smallest
variable annuity        companies listed in the Russell 3000 Index. Results
contract or             include reinvested dividends.
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how AIM has
managed
substantially
similar accounts
see page 75.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Ryan E. Crane, CFA, is a senior portfolio manager of AIM
portfolio           and has been associated with AIM and/or its affiliates
                    since 1994. Mr. Crane has 8 years of investment experience
[LOGO OF AIM        and a BS from the University of Houston.
CAPITAL APPEARS
HERE]               Robert M. Kippes is a senior portfolio manager of AIM and
                    has been associated with AIM and/or its affiliates since
The Aggressive      1989. Mr. Kippes has 13 years of investment experience and
Growth Portfolio    a BA from Stephen F. Austin University.
is managed by
A I M Capital       Jay K. Rushin, CFA, is a portfolio manager of AIM and has
Management, Inc.    been associated with AIM and/or its affiliates since 1998.
(AIM). You'll       Mr. Rushin was associate equity analyst with Prudential
find more about     Securities from 1996-1998 and has 8 years of investment
AIM on page 68.     experience. Mr. Rushin has a BA from Florida State
                    University.

ABOUT THE
PORTFOLIOS          EMERGING MARKETS PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          securities of companies that are located in countries that are generally regarded as "emerging market" countries. An
                    emerging market country is a country that has a developing economy or market and is considered an emerging or
                    developing country by the International Bank of
Emerging market     Reconstruction and Development or any affiliate thereof.
countries are       The portfolio manager generally expects to invest in
typically less      companies in the Morgan Stanley Capital International
developed           Emerging Markets Free Index. The portfolio principally
economically        invests in common stock.
than
industrialized      The portfolio manager seeks securities that meet its
countries and       selection criteria and allocates assets geographically.
may offer high      The manager uses a two-step process to manage the
growth potential    portfolio:
as well as
considerable        . looks for companies that it believes will provide
investment risk.      superior growth at attractive prices -  the manager uses
These countries       fundamental company analysis to identify opportunities
are generally         for increasing earnings growth and good return on
located in Latin      equity, and favors companies whose stocks trade at
America, Asia,        attractive valuations relative to their global or
the Middle East,      regional peers. The manager pays attention to corporate
Eastern Europe        governance, and prefers management teams that have a
and Africa.           track record for increasing shareholder value.

                    . allocates assets among three broad regions - the manager allocates assets among Asia, Latin America, and Eastern Europe/Middle East/Africa. The manager normally allocates assets among these regions in amounts that approximate the weightings of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, although the manager may deviate from the index if it believes there is an investment opportunity or for defensive reasons.

                    The portfolio's policy is to have almost all portfolio assets in common stock at all times. The portfolio may, however, invest in U.S. government securities, high-quality corporate fixed income securities, or money market instruments, to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Emerging Markets Portfolio may be affected by the
be aware of         following risks, among others:

The value of        . price volatility - the portfolio principally invests in
this portfolio        equity securities, which may go up or down in value,
may have greater      sometimes rapidly and unpredictably. This portfolio
price swings          invests in companies in emerging markets, which may be
than most of the      particularly volatile. It also invests in smaller
Pacific Select        companies, which tend to have greater price swings than
Fund portfolios.      larger companies because they have fewer financial
                      resources, limited product and market diversification and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                     EMERGING MARKETS PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . emerging countries - investments in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed

The bar chart           [GRAPH OF EMERGING MARKETS PORTFOLIO APPEARS HERE]
shows how the
portfolio's                96       97      98       99       00        01
performance has         ------   -----   -------   -----   -------   ------
varied since its        (3.23)   (1.69)  (26.83)   53.56   (35.69)   (8.68)
inception.
                    Best and worst quarterly performance during this period:
The table below     4th quarter 2001: 29.73%; 3rd quarter 1998: (25.07)%
the bar chart
compares            Average annual total return               Since inception
portfolio           as of December 31, 2001   1 year  5 years (April 1, 1996)
performance to      ---------------------------------------------------------
its benchmark       Emerging Markets
index.               Portfolio/1/             (8.68)% (8.29)% (7.77)%
                    MSCI Emerging Markets Free
Returns do not       Index/2/                 (2.37)% (5.74)% (5.04)%
reflect fees and
expenses of any     /1/ Alliance Capital Management L.P. began managing the
variable annuity        portfolio on January 1, 2000. Another firm managed the
contract or             portfolio before that date.
variable life
insurance           /2/ The Morgan Stanley Capital International
policy, and             (MSCI) Emerging Markets Free Index, an index typically
would be lower          made up of 800 to 900 stocks from approximately 26
if they did.            emerging market countries. Results include reinvested
                        dividends.
Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how Alliance
Capital has
managed
substantially
similar
accounts, see
page 76.

             [SYMBOL] ---------------------------------------------------------

Who manages the     This portfolio is managed by a team led by Edward D. Baker
portfolio           III.

[LOGO OF            Edward D. Baker III, senior vice president at Alliance
ALLIANCE CAPITAL    Capital, is the primary portfolio manager. He is the head
APPEARS HERE]       of the emerging markets equity portfolio management team
                    and he coordinates the investment activities of Alliance
The Emerging        Capital's non-U.S. joint ventures. He is a director of
Markets             Alliance Capital Management Australia, chairman and chief
Portfolio is        executive officer of Alliance Capital Management Canada
managed by a        and vice chairman of Alliance Capital Investments Trust
team of             Management Co. in Japan. He is also a member of the board
portfolio           of directors of New Alliance in Hong Kong. Prior to
managers at         joining Alliance Capital in 1995, Mr. Baker worked for
Alliance Capital    BARRA, Inc., an investment technology firm. He has a BA
Management L.P.     from the University of South Florida and an MA from the
(Alliance           University of California at Berkeley. Mr. Baker is
Capital). You'll    supported by a team of three other portfolio managers,
find more about     each of whom has experience in investing in emerging
Alliance Capital    market countries.
on page 68.

ABOUT THE
PORTFOLIOS          DIVERSIFIED RESEARCH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in common stocks of U.S. companies and common
invests in          stocks of foreign companies with significant markets in
                    the U.S. The portfolio invests primarily in companies with
A company's         a total market capitalization of more than $1 billion.
"capitalization"    Stocks of foreign companies with significant markets in
is a measure of     the U.S. include American Depositary Receipts (ADRs) and
its size.           foreign securities registered in the U.S. The portfolio
Capitalization      principally invests in common stock, but it may also
is calculated by    invest in securities convertible into common stock,
multiplying the     warrants, rights and non-convertible preferred stock.
current share
price by the        The portfolio is managed by a team of analysts. The
number of shares    portfolio is divided into segments, and each has its own
held by             analyst who makes independent decisions within portfolio
investors.          guidelines and objectives. Sector weightings are the
                    result of individual security selections, although the
The portfolio       manager expects major industry sectors to typically be
may invest up to    represented in the portfolio.
15% of its
assets in           Although the research analysts do not intend to seek
securities of       short-term profits, they may sell securities whenever they
companies           believe appropriate, without regard to the length of time
domiciled           a security has been held.
outside the U.S.
that are not
included in the
Standard &
Poor's 500
Composite Stock
Price Index.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Diversified Research Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio invests in large to medium size companies, which tend to have more stable prices than smaller companies.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                 DIVERSIFIED RESEARCH PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                      [GRAPH OF DIVERSIFIED RESEARCH PORTFOLIO APPEARS HERE] The bar chart
shows how the                                00      01
portfolio's                                -----  ------
performance has                            10.21  (2.74)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 14.52%; 3rd quarter 2001: (13.58)%
The table below
the bar chart       Average annual total return                2 years/
compares            as of December 31, 2001          1 year    Since inception
portfolio           -----------------------------------------------------------
performance to      Diversified Research Portfolio   (2.74)%   3.54 %
its benchmark       Standard & Poor's 500 Composite
index.               Stock Price Index/1/            (11.88)% (10.50)%

Returns do not      /1/ The Standard & Poor's 500 Composite Stock Price Index,
reflect fees and        an index of the stocks of approximately 500 large-
expenses of any         capitalization companies traded in U.S. stock markets.
variable annuity        Results include reinvested dividends.
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how Capital
Guardian has
managed
substantially
similar accounts
see page 77.

             [SYMBOL] ---------------------------------------------------------

Who manages the     This portfolio is managed by a team of analysts led by
portfolio           Andrew F. Barth.

[LOGO OF CAPITAL    Andrew F. Barth, is president and research director-U.S.
GUARDIAN APPEARS    of Capital International Research, Inc., the research arm
HERE]               and a subsidiary of Capital Guardian. He is also a
                    director of Capital Guardian and member of its executive
The Diversified     committee and global institution group North American
Research            committee. As the research coordinator for the portfolio,
Portfolio is        Mr. Barth facilitates the communication and comparison of
managed by          investment ideas and allocates the portfolio's assets
Capital Guardian    among the 23 analysts. The analysts have an average of 15
Trust Company       years investment experience and an average of 11 years
(Capital            with Capital Guardian or its affiliates.
Guardian).
You'll find more
about Capital
Guardian on page
69.

ABOUT THE
PORTFOLIOS          SMALL-CAP EQUITY PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital. The
goal                realization of current income will not be a factor in
                    considering portfolio securities.

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities of companies that have small market
                    capitalizations (between $50 million and $1.5 billion). It
A company's         invests principally in common stocks. The portfolio may
"capitalization"    also invest in fixed income securities, including those
is a measure of     that can be converted into equity securities, and foreign
its size.           securities that are listed on a U.S. stock exchange or
Capitalization      over the counter market.
is calculated by
multiplying the     The portfolio is managed by a team of portfolio managers.
current share       The portfolio is divided into segments, and each has its
price by the        own manager who makes independent decisions within
number of shares    portfolio guidelines and objectives.
held by
investors.          When assessing companies, the team uses a value-oriented
                    approach in which it tries to identify the difference
A smaller           between the underlying value of a company and the market
company with a      price of its security. Value is identified in a number of
promising           ways, including the relationship of the stock's current
product or          price to earnings, the strength of the company's balance
operating in a      sheet, and price-to-book value. The team looks at a number
dynamic field       of variables, including the fundamental long-term outlook
may have greater    for the company, the extent to which shares may be
potential for       considered undervalued and the expectations of the market
rapid earnings      as a whole.
growth than a
larger one.         The team considers strong company management important,
However, it may     and investment decisions may be based on meetings with the
have a harder       company's senior executives and its competitors, as well
time securing       as on information from economists, government officials
financing and       and industry specialists.
may be more
sensitive to a
setback in sales
or to economic
downturns than
larger, more
established
companies.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Small-Cap Equity Portfolio may be affected by the
be aware of         following risk, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies with smaller capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with larger capitalizations.

                     In addition, the securities of smaller companies generally have less liquidity and may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                                                     SMALL-CAP EQUITY PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                        [GRAPH OF SMALL-CAP EQUITY PORTFOLIO APPEARS HERE]
The bar chart
shows how the                   92     93      94      95     96
portfolio's                    -----  -----  -------  -----  -----
performance has                20.53  21.89  (10.49)  25.75  23.62
varied over the
past 10 years.                    97     98    99      00      01
                                -----  ----  -----  ------  ------
The table below                 30.27  2.69  47.52  (22.41) (2.54)
the bar chart
compares
portfolio           Best and worst quarterly performance during this period:
performance to      4th quarter 1998: 30.37%; 3rd quarter 1998: (25.65)%
its benchmark
index               Average annual total return
                    as of December 31, 2001     1 year  5 years 10 years
Returns do not      ----------------------------------------------------
reflect fees and    Small-Cap Equity Portfolio  (2.54)% 8.34%   11.80%
expenses of any     Russell 2000 Index/1/        2.49 % 7.52 %  11.51%
variable annuity
contract or         /1/ The Russell 2000 Index, an index of the 2,000 smallest
variable life           companies listed in the Russell 3000 Index. Results
insurance               include reinvested dividends.
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Lawrence R. Solomon, CFA, senior vice president of Capital
portfolio           International Research Inc., is the lead portfolio
                    manager. He has 18 years of experience as an investment
[LOGO OF CAPITAL    professional, including 17 years with the Capital
GUARDIAN APPEARS    organization.
HERE]
                    Michael R. Ericksen, senior vice president of Capital
The Small-Cap       Guardian, has 21 years of experience as an investment
Equity Portfolio    professional, including 15 years with the Capital
is managed by a     organization.
team of
portfolio           James S. Kang, vice president of Capital International
managers at         Research Inc., has 15 years of experience as an investment
Capital Guardian    professional, including 14 years with the Capital
Trust Company       organization.
(Capital
Guardian).          Robert G. Kirby, a senior partner of The Capital Group
You'll find more    Partners L.P., has 49 years of experience as an investment
about Capital       professional, including 36 years with the Capital
Guardian on page    organization.
69.
                    Karen A. Miller, vice president of Capital International
                    Research Inc., has 13 years of research/investment experience, including 11 years with the Capital organization.

ABOUT THE
PORTFOLIOS          I-NET TOLLKEEPER PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% (80% by July 31, 2002) of its assets
invests in          in equity securities of "I-Net Tollkeeper" companies,
                    which are media, telecommunications, technology and
The management      Internet companies that provide access, infrastructure,
team believes       content and services to Internet companies and Internet
that one way to     users, and which have developed, or are seeking to
invest in the       develop, predictable, sustainable or recurring revenue
Internet is to      streams by increasing "traffic," or customers and sales,
invest in those     and raising "tolls," or prices in connection with the
businesses          growth of the Internet.
participating in
the growth of       Examples of I-Net Tollkeeper companies may include:
the Internet
that may have       . Access providers that enable individuals and businesses
long-lasting          to connect to the Internet through, for example, cable
strategic             systems or the telephone network;
advantages
including:          . Infrastructure companies that provide items such as
dominant market       servers, routers, software and storage necessary for
share; strong         companies to participate in the Internet;
brand names;
recurring           . Media content providers that own copyrights,
revenue streams;      distribution networks and/or programming who may benefit
cost advantages;      from increased advertising by Internet companies and/or
economies of          from having new distribution channels;
scale; financial
strength;           . Service providers that may facilitate transactions,
technological         communications, security, computer programming and back-
advantages; and       office functions for Internet businesses.
strong
experienced
management
teams.

This portfolio      Normally, the portfolio invests at least 90% of its assets
may invest up to    in equity securities, primarily in publicly-traded U.S.
25% of its          companies. The portfolio may invest up to 35% (20% as of
assets in           July 31, 2002) of its assets in non-I-Net Tollkeeper
foreign             companies which may use the Internet to enhance their cost
securities,         structure, revenue opportunities or competitive advantage.
including           The portfolio may also invest in Internet-based companies
emerging market     (that are not I-Net Tollkeeper companies) that the
countries.          managers believe exhibit a sustainable business model. The portfolio may participate significantly in the initial public offering (IPO) market.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The I-Net Tollkeeper Portfolio may be affected by the
be aware of         following risks, among others:

Because the         . industry concentration - the portfolio is subject to
portfolio             greater risk of loss as a result of adverse economic,
concentrates its      business or other developments than if its investments
investments in        were diversified across different industry sectors.
I-Net Tollkeeper
companies, the      . Internet - the risk that the stock prices of Internet
portfolio's           and Internet-related companies will experience
performance may       significant price movements as a result of intense
be substantially      worldwide competition, consumer preferences, product
different from        compatibility, product obsolescence, government
the returns of        regulation, excessive investor optimism or pessimism, or
the broader           other factors.
stock market and
of "pure"           . price volatility - the portfolio principally invests in
Internet funds.       equity securities, which may go up or down in value,
                      sometimes rapidly and unpredictably. This portfolio
The prices of         invests in companies participating in the growth of the
Internet              Internet, which may give the portfolio higher volatility
companies may be      than a portfolio that invests in equities of other
affected by           industries, or a broader spectrum of industries.
intense
competition,        . IPO - IPOs may be more volatile than other securities.
changing              IPOs may have a magnified impact on the portfolio when
technologies,         the portfolio's asset base is relatively small. As
consumer              assets grow, the effect of IPOs on the portfolio's
preferences,          performance will not likely be as significant.
problems with
product             . foreign investments - may be riskier than U.S.
compatibility,        investments for many reasons, including changes in
government            currency exchange rates, unstable political and economic
regulation,           conditions, a lack of adequate and timely company
interest rates,       information, differences in the way securities markets
and investor          operate, relatively lower
optimism or
pessimism with
little or no
basis in
traditional
economic
analysis.

                                                     I-NET TOLLKEEPER PORTFOLIO

              [SYMBOL] ---------------------------------------------------------

Risks you should     market liquidity, less stringent financial reporting and
be aware of          accounting standards and controls, less secure foreign
(continued)          banks or securities depositories than those in the U.S.,
                     and foreign controls on investment.

                    . emerging countries - investments in emerging market
                      countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

              [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                        [GRAPH OF I-NET TOLLKEEPER PORTFOLIO APPEARS HERE]
The bar chart
shows how the                              00         01
portfolio's                             -------     -------
performance has                         (32.17)     (33.89)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 23.93%; 3rd quarter 2001: (37.43)%
The table below
the bar chart       Average annual total return               Since inception
compares            as of December 31, 2001          1 year   (May 1, 2000)
portfolio           -----------------------------------------------------------
performance to      I-Net Tollkeeper
its benchmark        Portfolio                       (33.89)% (38.11)%
index.              Standard & Poor's 500
                     Composite Stock Price
Returns do not       Index/1/                        (11.88)% (12.00)%
reflect fees and
expenses of any     /1/ The Standard & Poor's 500 Composite Stock Price Index,
variable annuity        an index of the stocks of approximately
contract or             500 large-capitalization companies traded in U.S.
variable life           stock markets. Results include reinvested dividends.
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

              [SYMBOL] ---------------------------------------------------------

Who manages the     Herbert E. Ehlers is a managing director, senior portfolio
portfolio           manager and chief investment officer of the growth equity
                    investment team of Goldman Sachs. He joined the company in
[LOGO OF GOLDMAN    1997.
SACHS APPEARS
HERE]               Scott Kolar is a vice president and portfolio manager of
                    Goldman Sachs. He joined the company as an equity analyst
The I-Net           in 1997 and became a portfolio manager in 1999.
Tollkeeper
Portfolio is        David G. Shell is a managing director and senior portfolio
managed by a        manager of Goldman Sachs. He joined the company as a
team of             portfolio manager in 1997.
portfolio
managers at
Goldman Sachs
Asset Management
(Goldman Sachs).
You'll find more
about Goldman
Sachs on page
69.

ABOUT THE
PORTFOLIOS          FINANCIAL SERVICES PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

              [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

              [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal strategy is to invest at least
portfolio           65% (80% by July 31, 2002) of its assets in equity
invests in          securities and derivatives of companies in the financial
                    services sector.
A company is
considered part     The financial services sector includes banks, insurance
of the financial    companies, brokerage firms, asset management firms,
services sector     government sponsored agencies, and other investment-
if:                 related or finance-related companies.

.. at least 50%      The portfolio manager uses a bottom-up investment
  of its gross      approach, focusing on company fundamentals and growth
  income or its     prospects when selecting securities. The manager
  net sales come    emphasizes companies it believes are strongly managed and
  from              will generate above-average growth rates for the next 3 -
  activities in      5 years. The manager will invest in securities it
  the sector; or    believes will rise in price faster than other securities.

.. at least 50%      The manager focuses on markets and industries where
  of its assets     leadership is concentrated in a few companies, and
  are devoted to    generally does not invest in slower-growing markets or
  producing         industries. The manager looks for market-driven companies
  revenues from     they believe have superior technology to deliver products
  the sector; or    and services that match customer needs.

.. the manager       The manager places a greater emphasis on companies that
  believes,         are increasing their revenue streams along with their
  after             earnings. The manager seeks companies that it believes can
  completion of     grow their revenues and earnings in a variety of interest
  corporate         rate environments - although securities prices of
  actions or        financial services companies generally are interest rate
  developments      sensitive.
  announced
  prior to          The manager prefers companies that have both marketing
  investment in     expertise and superior technology, because it believes
  a company,        these companies are more likely to deliver products that
  that a company    match their customers' needs. The manager attempts to keep
  would meet the    the portfolio holdings well-diversified across the other
  above             financial services sector. The manager adjusts portfolio
  criteria.         weightings depending on current economic conditions and
                    relative valuations of securities.
This portfolio
may invest up to    The manager may also invest in derivatives (such as
25% of its          options) to help achieve the portfolio's investment goal.
assets in
foreign
securities,
including
emerging market
countries. ADRs
and Canadian
issuers are
excluded from
this limit.
              [SYMBOL] --------------------------------------------------------

Risks you should    The Financial Services Portfolio may be affected by the
be aware of         following risks, among others:

The financial       . industry concentration - since the portfolio invests
services sector       principally in only one industry, it is subject to
is subject to         greater risk of loss as a result of adverse economic,
extensive             business or other developments than if its investments
government            were diversified across different industry sectors.
regulation,
which may change    . price volatility - the portfolio principally invests in
frequently and        equity securities, which may go up or down in value,
impact the            sometimes rapidly and unpredictably. This portfolio may
portfolio             invest in small companies. The market prices of smaller
significantly.        companies tend to rise and fall more rapidly and have
                      greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                                                   FINANCIAL SERVICES PORTFOLIO

              [SYMBOL] ---------------------------------------------------------

Risks you should    . liquidity - investments in smaller companies have a
be aware of           greater risk of being or becoming less liquid than other
(continued)           securities. Liquidity is the ability to sell securities
                      at about carrying cost within a reasonable time.

                    . changes in interest rates - securities prices of
                      financial services companies are generally interest rate sensitive. The profitability of business in this sector depends heavily upon the availability and cost of money, and may fluctuate significantly in response to changes in interest rates as well as changes in general economic conditions.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

              [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                        [GRAPH OF FINANCIAL SERVICES PORTFOLIO APPEARS HERE]
The bar chart
shows how the                                     01
portfolio's                                    ------
performance has                                (7.28)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 7.24%; 3rd quarter 2001: (12.20)%
The table below
the bar chart       Total return                                 1 year/
compares            as of December 31, 2001                      Since inception
portfolio           ------------------------------------------------------------
performance to      Financial Services Portfolio                 (7.28)%
its benchmark       Standard & Poor's 500 Composite Stock Price
index.               Index/1/                                    (11.88)%

Returns do not      /1/ The Standard & Poor's 500 Composite Stock Price Index,
reflect fees and        an index of the stocks of approximately 500 large-
expenses of any         capitalization companies traded in U.S. stock markets.
variable annuity        Results include reinvested dividends.
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how INVESCO
has managed
substantially
similar accounts
see page 78.

              [SYMBOL] ---------------------------------------------------------

Who manages the     Joseph W. Skornicka, CFA, is a portfolio manager of
portfolio           INVESCO. He joined INVESCO in 2001. Prior to that, Mr.
                    Skornicka was a senior equity analyst and fund manager
[LOGO OF INVESCO    with Munder Capital Management and an assistant vice
FUNDS APPEARS       president for Comerica Incorporated. Mr. Skornicka has a
HERE]               BA from Michigan State University and an MBA from the
                    University of Michigan.
The Financial
Services
Portfolio is
managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 69.

ABOUT THE
PORTFOLIOS          HEALTH SCIENCES PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

              [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
              [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal strategy is to invest at least
portfolio           65% (80% by July 31, 2002) of its assets in equity
invests in          securities and derivatives of companies in the health
                    sciences sector.
A company is
considered part     These companies develop, produce or distribute products or
of the health       services related to health care. Such companies include,
sciences sector     but are not limited to, those involved with medical
if:                 equipment or supplies, pharmaceuticals, biotechnology, and health care providers and service companies.
.. at least 50%
  of its gross      The portfolio manager uses a bottom-up investment
  income or its     approach, focusing on company fundamentals and growth
  net sales come    prospects when selecting securities. The manager
  from              emphasizes companies it believes are strongly managed and
  activities in     will generate above-average growth rates for the next 3 -
  the sector; or     5 years. The manager will invest in securities it
                    believes will rise in price faster than other securities.
.. at least 50%
  of its assets     The manager focuses on markets and industries where
  are devoted to    leadership is concentrated in a few companies, and
  producing         generally does not invest in slower-growing markets or
  revenues from     industries. The manager looks for market-driven companies
  the sector; or    it believes has superior technology to deliver products
                    and services that match customer needs.
.. the manager
  believes,         In selecting securities, the manager seeks to balance the
  after             portfolio with a blend of well-established health care
  completion of     companies and faster-growing, more dynamic companies.
  corporate
  actions or        Well established health care companies that typically
  developments      provide liquidity and earnings are generally expected to
  announced         be core holdings of the portfolio. For the rest of the
  prior to          portfolio, the manager will target innovative companies it
  investment in     believes have strong management and that have new products
  a company,        or the potential to increase their share of existing
  that a company    products.
  would meet the
  above             The manager may also invest in derivatives (such as
  criteria.         options) to help achieve the portfolio's investment goal.

This portfolio
may invest up to
25% of its
assets in
foreign
securities,
including
emerging market
countries.
American
Depositary
Receipts (ADRs)
and Canadian
issuers are
excluded from
this limit.

              [SYMBOL] ---------------------------------------------------------

Risks you should    The Health Sciences Portfolio may be affected by the
be aware of         following risks, among others:

                    . industry concentration - since the portfolio invests
                      principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small companies. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

The health          . liquidity - investments in smaller companies have a
sciences sector       greater risk of being or becoming less liquid than other
is subject to         securities. Liquidity is the ability to sell securities
extensive             at about carrying cost within a reasonable time.
government
regulation,
which may change
frequently and
impact the
portfolio
significantly.

                                                      HEALTH SCIENCES PORTFOLIO

              [SYMBOL] ---------------------------------------------------------

Risks you should    . regulatory impact - many faster-growing health care
be aware of           companies have limited operating histories and their
(continued)           potential profitability may be dependent on regulatory
                      approval of their products, which increases the volatility of these companies' securities prices and could have an adverse impact upon the companies' future growth and profitability.

                      Changes in government regulation could also have an adverse impact. Continuing technological advances may mean rapid obsolescence of products and services.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

              [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                         [GRAPH OF HEALTH SCIENCES PORTFOLIO APPEARS HERE]
The bar chart
shows how the                                    01
portfolio's                                    -----
performance has                               (7.69)
varied since its
inception.          Best and worst quarterly performance during this period:
                    2nd quarter 2001: 12.09%; 1st quarter 2001: (17.39)%
The table below
the bar chart       Total return                             1 year/
compares            as of December 31, 2001                  Since inception
portfolio           --------------------------------------------------------
performance to      Health Sciences Portfolio                 (7.69)%
its benchmark       Standard & Poor's Composite Stock Price
index.               Index/1/                                (11.88)%

Returns do not      /1/ The Standard & Poor's 500 Composite Stock Price Index,
reflect fees and        an index of the stocks of approximately 500 large-
expenses of any         capitalization companies traded in U.S. stock markets.
variable annuity        Results include reinvested dividends.
contract or
variable life
insurance policy,
and would be
lower if they
did.

Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how INVESCO
has managed
substantially
similar accounts
see page 78.
              [SYMBOL] ---------------------------------------------------------

Who manages the     Thomas R. Wald, CFA, is a vice president of INVESCO.
portfolio           Before joining INVESCO in 1997, he was an analyst with
                    Munder Capital Management. Mr. Wald has a BA from Tulane
[LOGO OF INVESCO    University and an MBA from the University of Pennsylvania.
FUNDS APPEARS
HERE]

The Health
Sciences
Portfolio is
managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 69.

ABOUT THE
PORTFOLIOS          TECHNOLOGY PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

              [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

              [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal strategy is to invest at least
portfolio           65% (80% by July 31, 2002) of its assets in equity
invests in          securities and derivatives in the technology-related
                    sector.
A company is
considered part     Such companies include, but are not limited to, those
of the              involved with applied technology, biotechnology,
technology          communications, computers, electronics, Internet, IT
sector if:          services and consulting, software, telecommunications
                    equipment and services, IT infrastructure and networking
.. at least 50%      companies.
  of its gross
  income or its     The portfolio manager uses a bottom-up investment
  net sales come    approach, focusing on company fundamentals and growth
  from              prospects when selecting securities. The manager
  activities in     emphasizes companies it believes are strongly managed and
  the sector; or    will generate above-average growth rates for the next 3 -
                     5 years. The manager will invest in securities it
.. at least 50%      believes will rise in price faster than other securities.
  of its assets
  are devoted to    The manager focuses on markets and industries where
  producing         leadership is concentrated in a few companies, and
  revenues from     generally does not invest in slower-growing markets or
  the sector; or    industries. The manager looks for market-driven companies
                    it believes has superior technology to deliver products
.. the manager       and services that match customer needs.
  believes,
  after             A core portion of the portfolio is expected to be invested
  completion of     in market-leading technology companies that the manager
  corporate         believes will maintain or improve their market share
  actions or        regardless of overall economic conditions. These companies
  developments      are leaders in their field and have a strategic advantage
  announced         over many of their competitors. The remainder of the
  prior to          portfolio will consist of faster-growing, more volatile
  investment in     technology companies that the manager believes to be
  a company,        emerging leaders in their fields, including small
  that a company    companies.
  would meet the
  above             The manager may also invest in derivatives (such as
  criteria.         options) to try to achieve the portfolio's investment
                    goal.
This portfolio
may invest up to
25% of its
assets in
foreign
securities,
including
emerging market
countries.
American
Depositary
Receipts (ADRs)
and Canadian
issuers are
excluded from
this limit.

              [SYMBOL] ---------------------------------------------------------

Risks you should    The Technology Portfolio may be affected by the following
be aware of         risks, among others:

Many of the         . industry concentration - since the portfolio invests
products and          principally in only one industry, it is subject to
services in the       greater risk of loss as a result of adverse economic,
technology            business or other developments than if its investments
industry are          were diversified across different industry sectors.
subject to rapid
obsolescence,       . price volatility - the portfolio principally invests in
which may lower       equity securities, which may go up or down in value,
the market value      sometimes rapidly and unpredictably. This portfolio may
of the                invest in small companies. The market prices of smaller
securities of         companies tend to rise and fall more rapidly and have
the companies in      greater price swings than larger companies because they
this sector.          may have fewer financial resources, limited product and
                      market diversification, and many are dependent on a few key managers.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                                                           TECHNOLOGY PORTFOLIO

              [SYMBOL] ---------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and future contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

              [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
The bar chart
shows how the
portfolio's                [GRAPH OF TECHNOLOGY PORTFOLIO APPEARS HERE]
performance has
varied since its                                 01
inception.                                    -------
                                              (40.94)
The table below
the bar chart       Best and worst quarterly performance during this period:
compares            4th quarter 2001: 36.85%; 3rd quarter 2001: (39.60)%
portfolio
performance to      Total return                                 1 year/
its benchmark       as of December 31, 2001                      Since inception
index.              ------------------------------------------------------------

Returns do not      Technology Portfolio                         (40.94)%
reflect fees and    Standard & Poor's 500 Composite Stock Price
expenses of any     Index/1/                                     (11.88)%
variable annuity
contract or         /1/ The Standard & Poor's 500 Composite Stock Price Index,
variable life           an index of the stocks of approximately 500 large-
insurance               capitalization companies traded in U.S. stock markets.
policy, and             Results include reinvested dividends.
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how INVESCO
has managed
substantially
similar accounts
see page 79.

              [SYMBOL] ---------------------------------------------------------

Who manages the     William R. Keithler, CFA, is senior vice president and
portfolio           director of sector management. He rejoined INVESCO in
                    1998. He previously worked at INVESCO from 1986 to 1993
[LOGO OF INVESCO    before joining Berger Associates in 1993. Mr. Keithler has
FUNDS APPEARS       19 years of investment experience, a BA from Webster
HERE]               College and an MS from the University of Wisconsin.

The Technology
Portfolio is
managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 69.

ABOUT THE
PORTFOLIOS          TELECOMMUNICATIONS PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

              [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital. Current
goal                income is of secondary importance.

              [SYMBOL] ---------------------------------------------------------

                    This portfolio's principal strategy is to invest at least
What the            65% (80% by July 31, 2002) of its assets in equity
portfolio           securities and derivatives of companies engaged in the
invests in          telecommunications sector. The companies may be located in the U.S. or around the world.
A company is
considered part     These companies include, but are not limited to, those
of the              that design, develop, manufacture, distribute, or sell
telecommunications  communication services and equipment and companies that
sector if:          are involved in supplying equipment or services to such
                    companies, such as companies that offer telephone service,
.. at least 50%      wireless communications, satellite communications,
  of its gross      television and movie programming, broadcasting and
  income or its     Internet access.
  net sales come
  from              The portfolio manager uses a bottom-up investment
  activities in     approach, focusing on company fundamentals and growth
  the sector; or    prospects when selecting securities. The manager
                    emphasizes companies it believes are strongly managed and
.. at least 50%      will generate above-average growth rates for the next 3 -
  of its assets      5 years. The manager will invest in securities it
  are devoted to    believes will rise in price faster than other securities.
  producing
  revenues from     The manager focuses on markets and industries where
  the sector; or    leadership is concentrated in a few companies, and
                    generally does not invest in slower-growing markets or
.. the manager       industries. The manager looks for market-driven companies
  believes,         they believe have superior technology to deliver products
  after             and services that match customer needs.
  completion of
  corporate         The manager selects stocks based on its analysis of
  actions or        projected total returns for companies. The manager
  developments      analyzes country specific factors that might affect stock
  announced         performance or influence company valuation.
  prior to
  investment in     Normally, the portfolio will invest primarily in companies
  a company,        located in at least three different countries, although
  that a company    U.S. issuers are expected to dominate the portfolio often.
  would meet the    The manager emphasizes investment in companies it believes
  above             are strongly managed market leaders, with a lesser
  criteria.         weighting on smaller, faster growing companies that offer
                    new products or services and/or are increasing their market share.

                    The manager may also invest in derivatives (such as options) to help achieve the portfolio's investment goal.

              [SYMBOL] ---------------------------------------------------------

Risks you should    The Telecommunications Portfolio may be affected by the
be aware of         following risks, among others:

                    . industry concentration - since the portfolio invests
                      principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small companies. The market prices of smaller companies tend to rise and fall more rapidly and have greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                    . liquidity - investments in smaller companies have a
                      greater risk of being or becoming less liquid than other securities. Liquidity is the ability to sell securities at about carrying cost within a reasonable time.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                   TELECOMMUNICATIONS PORTFOLIO

              [SYMBOL] ---------------------------------------------------------

Risks you should    . emerging countries - investments in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets for many reasons including
This portfolio        smaller market capitalizations, greater price
may invest            volatility, less liquidity, higher degree of political
without limit in      and economic instability, less governmental regulation
foreign               of the financial industry and markets, and less
securities,           stringent reporting and accounting standards and
including             controls. Such investments may also involve risk of loss
emerging market       resulting from problems in share registration and
countries.            custody, especially in Eastern European countries,
                      including in particular Russia.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

              [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                       [GRAPH OF TELECOMMUNICATIONS PORTFOLIO APPEARS HERE]
The bar chart
shows how the                                    01
portfolio's                                   -------
performance has                               (46.72)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 19.29%; 3rd quarter 2001: (37.55)%
The table below
the bar chart       Total return                                 1 year/
compares            as of December 31, 2001                      Since inception
portfolio           ------------------------------------------------------------
performance to      Telecommunications Portfolio                 (46.72)%
its benchmark       Standard & Poor's 500 Composite Stock Price
index.              Index/1/                                     (11.88)%

Returns do not      /1/ The Standard & Poor's 500 Composite Stock Price Index,
reflect fees and        an index of the stocks of approximately 500 large-
expenses of any         capitalization companies traded in U.S. stock markets.
variable annuity        Results include reinvested dividends.
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how INVESCO
has managed
substantially
similar accounts
see page 79.

              [SYMBOL] ---------------------------------------------------------

Who manages the     Brian B. Hayward, CFA, is senior vice president of
portfolio           INVESCO. He joined the firm in 1997. Before joining
                    INVESCO he was a senior equity analyst at Mississippi
[LOGO OF INVESCO    Valley Advisors. Mr. Hayward has 15 years of investment
FUNDS APPEARS       experience, and both a BA and MA from the University of
HERE]               Missouri.

The
Telecommunications
Portfolio is
managed by
INVESCO Funds
Group, Inc.
(INVESCO).
You'll find more
about INVESCO on
page 69.

ABOUT THE
PORTFOLIOS          MULTI-STRATEGY PORTFOLIO

              [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks to provide a high total return from a
goal                portfolio of equity and fixed income securities. Total
                    return will consist of income plus realized and unrealized capital gains and losses.

              [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in a mix of equity and fixed income securities.
invests in
                    Equity securities, which usually make up about 60% of the
                    portfolio, are principally the common stock of large and
A portfolio that    medium-sized U.S. companies. The portfolio may also invest
invests in a mix    in preferred stock, warrants, rights and fixed income
of fixed income     securities that can be converted into equity securities.
and equity          Fixed income securities of any credit rating, which
securities tends    usually make up about 40% of the portfolio, are
to be less          principally bonds and notes issued by U.S. and foreign
volatile than a     companies and governments, and mortgage related securities
portfolio that      including stripped mortgage related securities.
invests
principally in      The portfolio management team allocates assets among
equities.           equity and fixed income securities using a variety of
                    analytical tools, and then periodically rebalances the
                    portfolio to try to increase returns and reduce risk. The
Duration is a       team will vary the percentage allocated to the two types
mathematical        of securities depending on its analysis of market
measure of the      conditions.
average life of
a bond that         Within the equity portion of the portfolio, the team uses
includes its        the same three-step investment process it uses for the
yield, coupon,      Large-Cap Core Portfolio. That process includes research,
final maturity      valuation of companies using quantitative dividend
and call            analysis, and selection of individual stocks based on
features. It's      their relative valuation.
often used to
measure the         Within the fixed income portion of the portfolio, the team
potential           sets duration objectives based on the yield curve,
volatility of a     allocates assets across a broad range of fixed income
bond's price,       sectors, and then selects individual securities based on
and is              research by a team of managers, analysts and traders. The
considered a        average duration of the portfolio will usually be within
more accurate       two years of the duration of the Lehman Brothers Aggregate
measure than        Bond Index. The index had an average duration of 4.44
maturity of a       years on December 31, 2001.
security's
sensitivity to      The team may use derivatives (such as options and futures
changes in          contracts) to try to increase returns, to try to hedge
interest rates.     against changes in interest rates or market declines, or
                    to otherwise help achieve the portfolio's investment goal.
                    The team may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

              [SYMBOL] ---------------------------------------------------------

Risks you should    The Multi-Strategy Portfolio invests in a mix of equity
be aware of         and fixed income securities. The portfolio may be affected by the following risks, among others:
This portfolio
may invest up to    . price volatility - the value of the portfolio changes as
10% of its            the prices of its investments go up or down. This
assets in             portfolio invests in large and medium-sized companies,
foreign fixed         which tend to have less volatile prices than smaller
income                companies. The portfolio may, however, invest in smaller
securities.           companies.

                    . changes in interest rates - the portfolio's fixed income investments may make it sensitive to changes in interest rates. The value of the portfolio may fall when interest rates rise.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                       MULTI-STRATEGY PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . derivatives and forward contracts - derive their value
be aware of           from the value of an underlying security, a group of
(continued)           securities or an index. Derivatives and forward
                      contracts could increase a portfolio's volatility and reduce returns.

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                         [GRAPH OF MULTI-STRATEGY PORTFOLIO APPEARS HERE]
The bar chart
shows how the                    92    93     94      95    96
portfolio's                     ----  ----  ------  -----  -----
performance has                 5.57  9.25  (1.50)  25.25  12.56
varied over the
past 10 years.                     97     98     99    00     01
                                 -----  -----  ----  ----  ------
The table below                  19.62  18.17  7.04  0.75  (1.15)
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 1998: 12.08%; 3rd quarter 2001: (7.05)%
performance to
its benchmark       Average annual total return
indices.            as of December 31, 2001            1 year   5 years 10 years
                    ------------------------------------------------------------
Returns do not      Multi-Strategy Portfolio/1/        (1.15)%  8.55%   9.21%
reflect fees and    Lehman Brothers Aggregate
expenses of any      Bond Index/2/                     8.42%    7.43%   7.23%
variable annuity    Standard & Poor's 500
contract or          Composite Stock Price Index/3/    (11.88)% 10.70%  12.93%
variable life
insurance           /1/ J.P. Morgan Investment Management Inc. began managing
policy, and             the portfolio on January 1, 1994, and the investment
would be lower          objective and some investment policies changed at that
if they did.            time. Another firm managed the portfolio before that
                        date.
Past performance    /2/ The Lehman Brothers Aggregate Bond Index, an index of
is important,           investment grade fixed income securities with
but it's no             maturities of at least one year. Results include
guarantee of            reinvested dividends.
future              /3/ The Standard & Poor's 500 Composite Stock Price Index,
performance.            an index of the stocks of approximately 500 large-
                        capitalization companies traded in U.S. stock markets.
                        Results include reinvested dividends.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Henry Cavanna, managing director, is a senior equity
portfolio           portfolio manager in the U.S. equity group. He joined J.P.
                    Morgan in 1971 and his first assignment was in pension
[LOGO OF J.P.       administration. He began managing the Multi-Strategy
MORGAN APPEARS      Portfolio in 1997. He has a BA from Boston College and an
HERE]               LLB from the University of Pennsylvania.

The Multi-          Mark D. Settles, vice president, is a portfolio manager in
Strategy            the U.S. fixed income group. He joined J.P. Morgan in
Portfolio is        1994, and is responsible for central bank and global fixed
managed by a        income clients and mutual fund strategies. Prior to that,
team of             Mr. Settles spent 5 years trading fixed income products on
portfolio           the New York and London trading desks. He has a BA from
managers at         Columbia University and an MBA from Northwestern
J.P. Morgan         University.
Investment
Management Inc.     Jonathon N. Golub, CFA, vice president, is a portfolio
(J.P. Morgan)       manager in the U.S. equity group. He joined J.P. Morgan in
You'll find more    2001, and is responsible for portfolio and product
about J.P.          management for U.S. large-capitalization equity products.
Morgan on page      Prior to joining the firm, Mr. Golub led consultant
69.                 relations at Scudder Kemper Investment and Chancellor LGT.
                    He has a BS from the Wharton School at the University of Pennsylvania.

ABOUT THE
PORTFOLIOS          LARGE-CAP CORE PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital and
goal                income.

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities of U.S. companies with large market
                    capitalizations. Large-cap companies have a market
A company's         capitalization of $2 billion or more. The portfolio
"capitalization"    manager generally expects to invest in companies with a
is a measure of     market capitalization of $5 billion or more. It may invest
its size.           in medium and small companies or in companies located
Capitalization      outside the U.S. that are listed on a U.S. stock exchange.
is calculated by
multiplying the     The portfolio is managed by a team of portfolio managers
current share       who maintain industry sector weightings that are similar
price by the        to those of the Standard & Poor's 500 Composite Stock
number of shares    Price Index. The team moderately underweights or
held by             overweights sectors when it believes this will enhance
investors.          performance.

The portfolio       The team chooses companies to invest in within these
manager tries to    industry sectors using a three-step process:
achieve gross
income of 75% of    Research - the team looks at company prospects over the
the dividend        short term as well as over a relatively long period -
income generated    often as much as five years - to gain insight into a
on the stocks       company's real growth potential.
included in the
Standard &          Valuation - the team ranks the companies in each industry
Poor's 500          group according to their relative value using quantitative
Composite Stock     earnings, cash flow and dividend analysis and forecasts.
Price Index.        The more the team's estimated worth of a company exceeds
When selecting      the current market price of its stock, the more
stocks, however,    undervalued it considers the company.
the manager puts
more emphasis on    Stock selection - using the research and valuation
the potential       rankings as a guide, the team buys stocks that are
for capital         undervalued and considers selling them when they appear
appreciation        overvalued. Along with attractive valuation, the team
than on current     considers a number of other criteria, including:
dividends.
                    . events that could trigger a rise in a stock's price

                    . high potential reward compared with potential risk

                    . temporary mispricings caused by market overreactions.

                    The portfolio invests principally in dividend-paying common stock. It may also invest in other equity securities like non-dividend-paying common stock and preferred stock, and in fixed income securities that can be converted into equity securities.

                    The portfolio may invest in derivatives (such as index options and stock index futures contracts) to try to increase returns, to try to gain access to a market or as a substitute for buying the securities in the index.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Large-Cap Core Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. The portfolio manager tries to control price volatility by investing in many different companies in a wide range of industries.

                                                       LARGE-CAP CORE PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . derivatives - such as options and futures contracts
be aware of           derive their value from the value of an underlying
(continued)           security, group of securities or an index. Derivatives
                      could increase a portfolio's volatility and reduce returns.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                         [GRAPH OF LARGE-CAP CORE PORTFOLIO APPEARS HERE]
The bar chart
shows how the                    92     93     94      95    96
portfolio's                     ----   ----  ------  -----  -----
performance has                 5.36   8.29  (0.28)  31.66  19.43
varied over the
past 10 years.                    97     98     99      00      01
                                -----  -----  -----  ------  ------
The table below                 28.60  24.18  13.26  (6.71)  (8.87)
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 1998: 21.81%; 3rd quarter 2001: (16.06)%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001          1 year   5 years 10 years
                    ----------------------------------------------------------
Returns do not      Large-Cap Core Portfolio/1/       (8.87)%  8.99%   10.65%
reflect fees and    Standard & Poor's 500
expenses of any      Composite Stock Price Index/2/  (11.88)% 10.70%   12.93%
variable annuity
contract or         /1/ J.P. Morgan Investment Management Inc. began managing
variable life           the portfolio on January 1, 1994, and some investment
insurance               policies changed at that time. Another firm managed
policy, and             the portfolio before that date.
would be lower
if they did.        /2/ The Standard & Poor's 500 Composite Stock Price Index,
                        an index of the stocks of approximately 500 large-
Past performance        capitalization companies traded in U.S. stock markets.
is important,           Results include reinvested dividends.
but it's no
guarantee of
future
performance.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Henry Cavanna, managing director, is a senior equity
portfolio           portfolio manager in the U.S. equity group. He joined J.P.
                    Morgan in 1971 and his first assignment was in pension
[LOGO OF J.P.       administration. He began managing the Large-Cap Core
MORGAN              Portfolio in 1997, and has a BA from Boston College and an
INVESTMENT]         LLB from the University of Pennsylvania.

The Large-Cap       Jonathon N. Golub, CFA, vice president, is a portfolio
Core Portfolio      manager in the U.S. equity group. He joined J.P. Morgan in
is managed by a     2001, and is responsible for portfolio and product
team of             management for U.S. large-capitalization equity products.
portfolio           Prior to joining the firm, Mr. Golub led consultant
managers at         relations at Scudder Kemper Investment and Chancellor LGT.
J.P. Morgan         He has a BS from the Wharton School at the University of
Investment          Pennsylvania.
Management Inc.
(J.P. Morgan)
You'll find more
about J.P.
Morgan on page
69.

ABOUT THE
PORTFOLIOS          STRATEGIC VALUE PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

             [SYMBOL] ---------------------------------------------------------

What the            The portfolio invests primarily in domestic and foreign
portfolio           equity securities (which may include preferred stocks,
invests in          common stocks, warrants and securities convertible into
                    common or preferred stocks) with the potential for long-
A P/E ratio is      term growth of capital using a "value" approach.
the relationship
between the         The approach emphasizes investments in companies that the
price of a stock    manager believes are undervalued relative to their
and its earnings    intrinsic worth. The portfolio manager measures value as a
per share. This     function of price/earnings (P/E) ratios and price/free
figure is           cash flow.
determined by
dividing a          The manager will typically seek attractively valued
stock's market      companies that are improving their free cash flow and
price by the        improving their returns on invested capital. These
company's           companies may also include special situations companies
earnings per        that are experiencing management changes and/or are
share amount.       temporarily out of favor.
Price/free cash
flow is the         The manager applies a "bottom-up" approach in choosing
relationship        investments. In other words, the manager looks for
between the         companies with earnings growth potential that may not be
price of the        recognized by the market at large. If the manager is
stock and the       unable to find such investments, a significant portion of
company's           the portfolio's assets may be in cash or similar
available cash      investments.
from operations
minus capital       Foreign securities are generally selected on a stock-by-
expenditures.       stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors
This Portfolio      such as expected levels of inflation, government policies
may invest          influencing business conditions, the outlook for currency
without limit in    relationships, and prospects for economic growth among
foreign equity      countries, regions or geographic areas may warrant greater
and debt            consideration in selecting foreign securities. There are
securities and      no limitations on the countries in which the portfolio may
may invest up to    invest, and the portfolio may at times have significant
35% of its          foreign exposure.
assets in high-
yield or "junk"     The portfolio may also invest in debt securities and
bonds.              indexed/structured securities, purchase securities on a
                    when-issued, delayed delivery or forward commitment basis, and purchase high-yield ("junk") bonds.

                    The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines or to otherwise help achieve the portfolio's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Strategic Value Portfolio may be affected by the
be aware of         following risks, among others:

                    . non-diversified - this portfolio is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.
                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                      STRATEGIC VALUE PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . credit - the portfolio could lose money if the issuer of
be aware of           a fixed income security is unable to meet its financial
(continued)           obligations or goes bankrupt. This portfolio may be
                      subject to more credit risk than certain other
This fund may be      portfolios, because it invests in high yield or "junk"
subject to more       bonds. These bonds are given a low credit rating by
credit risk than      Moody's (Ba and lower), or Standard & Poor's (BB and
certain other         lower), or have not been rated, but are of comparable
funds because of      quality. High-yield bonds are subject to credit risk,
its ability to        especially during periods of economic uncertainty or
invest in high-       during economic downturns, and are considered to be
yield                 mostly speculative in nature.
investments,
especially          . changes in interest rates - the value of the portfolio's
during periods        investments may fall when interest rates rise. This
of economic           portfolio may be sensitive to changes in interest rates
uncertainty or        because it may invest in fixed income securities with
economic              intermediate and long terms to maturity.
downturns.
                    . liquidity - high-yield/high-risk bonds may be less
                      liquid than higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

                    . derivatives and forward contracts - derive their value
                      from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed

The bar chart            [GRAPH OF STRATEGIC VALUE PORTFOLIO APPEARS HERE]
shows how the
portfolio's                                    00     01
performance has                             ------ ------
varied since its                            (0.41) (9.87)
inception.
                    Best and worst quarterly performance during this period:
The table below     4th quarter 2001: 13.08%; 3rd quarter 2001: (18.30)%
the bar chart
compares            Average annual total return                  Since inception
portfolio           as of December 31, 2001           1 year   (October 2, 2000)
performance to      ------------------------------------------------------------
its benchmark       Strategic Value Portfolio          (9.87)%  (9.59)%
index.              Standard & Poor's 500
                     Composite Stock Price Index/1/   (11.88)% (16.97)%
Returns do not
reflect fees and    /1/ The Standard & Poor's 500 Composite Stock Price Index,
expenses of any         an index of the stocks of approximately 500
variable annuity        large-capitalization companies traded in U.S. stock
contract or             markets. Results include reinvested dividends.
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how Janus has
managed
substantially
similar accounts
see page 80.

             [SYMBOL] ---------------------------------------------------------

Who manages the     David C. Decker, CFA, vice president of Janus, joined
portfolio           Janus in 1992, and is manager and executive vice president of similar funds managed by Janus. He also manages private
[LOGO OF JANUS      accounts with a similar strategic value strategy as well
APPEARS HERE]       as other institutional funds. He has a BA from Tufts
                    University and an MBA from Duke University.
The Strategic
Value Portfolio
is managed by
Janus Capital
Management LLC
(Janus). You'll
find more about
Janus on page
70.

ABOUT THE
PORTFOLIOS          GROWTH LT PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital in a
goal                manner consistent with the preservation of capital.

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in a large number of companies of any size, from
invests in          small emerging growth to well established companies. It
                    principally invests in equity securities.
This portfolio
may invest some     The portfolio manager looks for companies that have high
of its assets in    potential for earnings growth that may not be recognized
foreign             by other investors. The manager generally does not limit
companies.          security selection to any industry sector or use other
Investing           defined selection procedures. The realization of income is
globally offers     not a significant factor in considering portfolio
greater             securities.
diversification
because the         The manager applies a "bottom-up" approach in choosing
portfolio can       investments. In other words, the manager looks for
take advantage      companies with earnings growth potential that may not be
of investment       recognized by the market at large. If the manager is
opportunities       unable to find such investments, a significant portion of
that are not        the portfolio's assets may be in cash or similar
available in the    investments.
U.S.
                    Foreign securities are generally selected on a stock-by-
This portfolio      stock basis without regard to any defined allocation among
may invest up       countries or geographic regions. However, certain factors
to:                 such as expected levels of inflation, government policies
.. 10% of its        influencing business conditions, the outlook for currency
  assets in         relationships, and prospects for economic growth among
  lower-rated,      countries, regions or geographic areas may warrant greater
  high-yield        consideration in selecting foreign securities.
  ("junk") bonds
.. 25% of its        The portfolio may also invest in debt securities and
  assets in         indexed/structured securities, purchase securities on a
  foreign           when-issued, delayed delivery or forward commitment basis,
  investments       and purchase high-yield ("junk") bonds.

                    The manager may use derivatives (such as options and futures contracts) and forward contracts to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

                    The portfolio may invest in U.S. government securities, higher-quality corporate fixed income securities, money market instruments or repurchase agreements if the manager believes they have growth potential or cannot find equity investments that meet investment criteria.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Growth LT Portfolio may be affected by the following
be aware of         risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are "undervalued," for example.

                      This portfolio may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                            GROWTH LT PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . derivatives and forward contracts - derive their value
be aware of           from the value of an underlying security, a group of
(continued)           securities or an index. Derivatives and forward
                      contracts could increase a portfolio's volatility and reduce returns.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may invest in high-yield or "junk" bonds, which are given a low credit rating by Moody's (Ba and lower), or Standard & Poor's (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or economic downturns, and are considered to be mostly speculative in nature.

                    . liquidity - high yield bonds may be less liquid than
                      higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                            [GRAPH OF GROWTH LT PORTFOLIO APPEARS HERE]
The bar chart
shows how the          94     95     96     97     98     99      00       01
portfolio's         -----  -----  -----  -----  -----  -----  -------  -------
performance has     13.25  36.75  17.87  10.96  58.29  98.08  (21.70)  (29.55)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 1999: 43.24%; 1st quarter 2001: (24.11)%
The table below
the bar chart       Average annual total return                  8 years/
compares            as of December 31, 2001     1 year   5 years Since inception
portfolio           -----------------------------------------------------------
performance to      Growth LT Portfolio         (29.55)% 13.92%  16.97%
its benchmark       Standard & Poor's 500
index.               Composite Stock Price
                     Index/1/                   (11.88)% 10.70%  12.93%
Returns do not
reflect fees and    /1/ The Standard & Poor's 500 Composite Stock Price Index,
expenses of any         an index of the stocks of approximately 500 large-
variable annuity        capitalization companies traded in U.S. stocks
contract or             markets. Results include reinvested dividends.
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Warren B. Lammert, III, CFA, vice president of Janus,
portfolio           joined Janus in 1987 and is portfolio manager and
                    executive vice president of similar funds managed by
[LOGO OF JANUS      Janus. He has been the manager of various growth-oriented
APPEARS HERE]       accounts since 1991. He has a BA from Yale University and
                    an MA (with distinction) from the London School of
The Growth LT       Economics.
Portfolio is
managed by Janus
Capital
Management LLC
(Janus). You'll
find more about
Janus on page
70.

ABOUT THE
PORTFOLIOS          FOCUSED 30 PORTFOLIO

                    This Portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

             [SYMBOL] ---------------------------------------------------------

The investment      This Portfolio seeks long-term growth of capital.
goal

             [SYMBOL] ---------------------------------------------------------

What the            The portfolio's principal investment strategy is to invest
portfolio           primarily in domestic and foreign equity securities
invests in          (including common stock, preferred stock, warrants, and
                    securities convertible into common or preferred stock) selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The portfolio normally concentrates its investments in a core group of 20-30 common stocks.

                    The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks for companies with earnings growth potential that may not be recognized by the market at large. If the manager is unable to find such investments, a significant portion of the portfolio's assets may be in cash or similar investments.

                    Realization of income is not a significant consideration when choosing investments for the portfolio. Income realized on the portfolio's investments will be incidental to its objective.

                    Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the portfolio may invest and the portfolio may at times have significant foreign exposure.

This portfolio      The portfolio may also purchase securities on a when-
may invest          issued, delayed delivery or forward commitment basis, and
without limit in    purchase high-yield ("junk") bonds.
foreign equity
and debt            The manager may use derivatives (such as options and
securities and      future contracts) to try to increase returns, to try to
may invest up to    hedge against changes in interest rates or market
35% of its          declines, or to otherwise help achieve the portfolio's
assets in high-     investment goal. The manager may also use forward foreign
yield or "junk"     currency contracts or derivatives to hedge against changes
bonds.              in currency exchange rates.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Focused 30 Portfolio may be affected by the following
be aware of         risks, among others:

                    . non-diversified - the portfolio is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the portfolio manager believes have the potential for rapid growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests in equities that are "undervalued," for example. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                           FOCUSED 30 PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . credit - the portfolio could lose money if the issuer of
be aware of           a fixed income security is unable to meet its financial
(continued)           obligations or goes bankrupt. This portfolio may be
                      subject to more credit risk than certain other
This portfolio        portfolios, because it invests in high-yield or "junk"
may be subject        bonds. These bonds are given a low credit rating by
to more credit        Moody's (Ba and lower), or Standard & Poor's (BB and
risk than             lower), or have not been rated, but are of comparable
certain other         quality. High-yield bonds are subject to credit risk,
portfolios            especially during periods of economic uncertainty or
because of its        during economic downturns, and are considered to be
ability to            mostly speculative in nature.
invest in high-
yield               . changes in interest rates - the value of the portfolio's
investments,          investments may fall when interest rates rise. This
especially            portfolio may be sensitive to changes in interest rates
during periods        because it may invest in fixed income securities.
of economic
uncertainty or      . liquidity - high-yield bonds may be less liquid than
economic              higher quality investments. Liquidity is the ability to
downturns.            sell securities at about carrying cost within a
                      reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

                    . derivatives and forward contracts - derive their value
                      from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                           [GRAPH OF FOCUSED 30 PORTFOLIO APPEARS HERE]
The bar chart
shows how the                                    01
portfolio's                                   ------
performance has                               (13.35)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 22.82%; 1st quarter 2001: (20.83)%
The table below
the bar chart       Average annual total return               Since inception
compares            as of December 31, 2001          1 year   (October 2, 2000)
portfolio           -----------------------------------------------------------
performance to      Focused 30 Portfolio             (13.35)% (23.49)%
its benchmark       Standard & Poor's 500
index.               Composite Stock Price Index/1/  (11.88)% (16.97)%

Returns do not      /1/ The Standard & Poor's 500 Composite Stock Price Index,
reflect fees and        an index of the stocks of approximately 500 large-
expenses of any         capitalization companies traded in U.S. stock markets.
variable annuity        Results include reinvested dividends.
contract or
variable life
insurance
policy, and
would be lower
if they did.
Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how Janus has
managed
substantially
similar accounts
see page 81.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Ron V. Sachs, CFA, joined Janus in 1996, and is the
portfolio           manager and executive vice president of a similar fund
                    managed by Janus. He also manages private accounts with a
[LOGO OF JANUS      similar aggressive growth strategy. He has a BA from
APPEARS HERE]       Princeton and obtained his law degree from the University
                    of Michigan.
The Focused 30
Portfolio is
managed by Janus
Capital
Management LLC
(Janus). You'll
find more about
Janus on page
70.

ABOUT THE
PORTFOLIOS          MID-CAP VALUE PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks capital appreciation.
goal

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets in the common stocks of
invests in          U.S. companies with medium market capitalizations in the
                    range of the Russell Midcap Index that are believed to be
A company's         undervalued based on their return on total capital or
"capitalization"    equity. The Russell Midcap Index is composed of selected
is a measure of     common stocks of medium-sized U.S. companies.
its size.
Capitalization      The portfolio management team determines a company's value
is calculated by    by comparing its share price with its return on total
multiplying the     capital or equity. Companies are considered undervalued
current share       when their share price is lower than their estimated worth
price by the        or growth prospects.
number of shares
held by             The team attempts to identify undervalued securities using
investors.          traditional measures of value, including low price to
                    earnings ratio, high yield, unrecognized assets, potential for management change and the potential to improve profitability. The team's global investment specialists apply both quantitative and qualitative analysis to securities selection. The team focuses on individual stock selection rather than on forecasting stock market trends.

This portfolio      The team may also invest in equity securities of larger
may invest up to    capitalization companies, investment grade fixed income
15% of its          securities, and foreign equity and fixed income
assets in           securities.
foreign
investments.        It may use borrowed money to make investments, which may
                    include short selling securities it doesn't own. Selling short is the opposite of a typical stock market transaction. Instead of buying a stock and then selling it - hopefully at a higher price - you sell the stock first, and then buy it, hopefully at a lower price. In a short sale, you normally borrow the stock you're selling.

                    The team may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Mid-Cap Value Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in medium-sized companies, which are more susceptible to price swings than larger companies, but usually tend to have less volatile price swings than smaller companies.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                        MID-CAP VALUE PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

Risks you should    . derivatives and forward contracts - derive their value
be aware of           from the value of an underlying security, a group of
(continued)           securities or an index. Derivatives and forward
                      contracts could increase a portfolio's volatility and reduce returns.

                    . leveraging - leveraging, or using borrowed money to buy
                      securities, can magnify the gain - and the loss - on the security. The portfolio will be charged interest on any money it borrows. The lender will have priority over shareholders against the portfolio's assets.

             [SYMBOL] ---------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                          [GRAPH OF MID-CAP VALUE PORTFOLIO APPEARS HERE]
The bar chart
shows how the                             99    00     01
portfolio's                             ----  -----  -----
performance has                         5.22  24.91  13.30
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 18.92%; 3rd quarter 1999: (14.64)%
The table below
the bar chart       Average annual total return                  3 years/
compares            as of December 31, 2001      1 year          Since inception
portfolio           ------------------------------------------------------------
performance to      Mid-Cap Value Portfolio            13.30%    14.22%
its benchmark       Russell Midcap Index/1/           (5.62)%     6.50%
index.
                    /1/ The Russell Midcap Index, an index of 800 of the
Returns do not          smallest companies in the Russell 1000 Index. Results
reflect fees and        include reinvested dividends.
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

             [SYMBOL] ---------------------------------------------------------

Who manages the     Herbert W. Gullquist is chief investment officer and a
portfolio           managing director of Lazard and a vice chairman of Lazard
                    Freres & Co. LLC. He joined Lazard in 1982. He is
[LOGO OF LAZARD     responsible for monitoring all investment activity to
ASSET MANAGEMENT    ensure adherence to Lazard's investment philosophy and
APPEARS HERE]       guidelines. He has a BA from Northwestern University.

The Mid-Cap         Andrew D. Lacey is a director and a portfolio manager at
Value Portfolio     Lazard and has seven years of investment experience. Prior
is managed by a     to becoming a full-time member of Lazard's equity team in
team of             1996, Mr. Lacey worked part-time at Lazard from 1995 to
portfolio           1996 while attaining his MBA from Columbia University. He
managers at         also has a BA from Wesleyan University.
Lazard Asset
Management          Christopher H. Blake is a senior vice president and a
(Lazard). You'll    portfolio manager at Lazard. He maintains a research focus
find more about     on U.S. consumer and commercial services stocks. Mr. Blake
Lazard on page      joined Lazard in 1995 and has a BSBA in Finance from the
70.                 University of Denver.

ABOUT THE
PORTFOLIOS          INTERNATIONAL VALUE PORTFOLIO

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks long-term capital appreciation
goal                primarily through investment in equity securities of
                    corporations domiciled in countries with developed economies and markets other than the United States.
                    Current income from dividends and interest will not be an important consideration.

             [SYMBOL] ---------------------------------------------------------

What the            The Portfolio invests primarily in equity securities of
portfolio           relatively large non-U.S. companies with market
invests in          capitalizations in the range of companies represented in
                    the Morgan Stanley Capital International (MSCI) Europe,
                    Australasia and Far East (EAFE) Index that the portfolio manager believes are undervalued based on their earnings, cash flow or asset values. The portfolio may invest in American Depositary Receipts (ADRs). The portfolio may also invest in companies in developed countries that are not included in the MSCI EAFE Index.

                    The portfolio will normally invest at least 80% of its assets in equity securities of companies located in at least three different foreign countries. The allocation of the portfolio's assets among geographic sectors may shift from time to time based on the manager's judgment and its analysis of market conditions. The manager currently intends to invest the portfolio's assets primarily in companies based in developed markets.

                    The manager may sell a stock when it believes the issuer is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the manager's expectations.

                    The manager may use derivatives (such as options and futures contracts) to try to increase returns, to try to hedge against changes in interest rates or market declines, or to otherwise help achieve the portfolio's investment goal. The manager may also use forward foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The International Value Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives, forward contracts and currency
                      transactions - such as options and futures contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives, forward foreign currency contracts and foreign currency transactions could increase a portfolio's volatility and reduce returns.

                                                  INTERNATIONAL VALUE PORTFOLIO

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                       [GRAPH OF INTERNATIONAL VALUE PORTFOLIO APPEARS HERE] The bar chart
shows how the                     92    93     94    95     96
portfolio's                     ------ -----  ----  -----  -----
performance has                 (9.78) 30.02  3.01  10.56  21.89
varied over the
past 10 years.                    97    98    99      00       01
                                ----  ----  -----  -------  -------
The table below                 9.28  5.60  22.82  (11.40)  (21.87)
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           1st quarter 1998: 12.52%; 3rd quarter 1998: (17.04)%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001           1 year   5 years 10 years
                    -----------------------------------------------------------
Returns do not      International Value Portfolio/1/  (21.87)% (0.38)% 4.79%
reflect fees and    MSCI EAFE Index/2/                (21.21)%   1.17% 4.76%
expenses of any
variable annuity    /1/ Lazard Asset Management began managing the portfolio
contract or             on January 1, 2001. Other firms managed the portfolio
variable life           before that date.
insurance
policy, and         /2/ The Morgan Stanley Capital International Europe,
would be lower          Australasia, Far East Index (MSCI EAFE Index), an
if they did.            index of stocks from 21 countries in Europe,
                        Australia, New Zealand and Asia. Results include
Past performance        reinvested dividends.
is important,
but it's no
guarantee of
future
performance.

For information
on how Lazard
has managed
substantially
similar accounts
see page 91.

                [SYMBOL] -------------------------------------------------------

Who manages the     Herbert W. Gullquist is chief investment officer and a
portfolio           managing director of Lazard and a vice chairman of Lazard
                    Freres & Co. LLC. He joined Lazard in 1982. He is
[LOGO OF LAZARD     responsible for monitoring all investment activity to
APPEARS HERE]       ensure adherence to Lazard's investment philosophy and
                    guidelines. He has a BA from Northwestern University.
The International
Value Portfolio is  John R. Reinsberg is a managing director of Lazard. He is
managed by Lazard   responsible for international/global equity management and
Asset Management    overseeing the day-to-day operations of Lazard's
(Lazard). You'll    international equity investment team. He joined Lazard in
find more about     1991. Mr. Reinsberg has a BA from the University of
Lazard on page 70.  Pennsylvania and an MBA from Columbia University.

                    Ronald J. Saba is a director of Lazard and a portfolio manager. He has 19 years of investment experience and joined Lazard in 1996. He has a Bachelor of Commerce from McGill University, Montreal, and an MBA from the University of Chicago Graduate School of Business.

ABOUT THE
PORTFOLIOS          CAPITAL OPPORTUNITIES PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% of its assets in common stocks and
invests in          related securities, such as preferred stock, convertible
                    securities and depositary receipts. The portfolio capital appreciation focuses on companies which the portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

                    The manager uses a bottom-up, as opposed to a top-down, investment style in managing this portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts.

This portfolio      The portfolio may invest in foreign securities (including
may invest up to    emerging market securities), and may have exposure to
35% of its          foreign currencies through its investment in these
assets in           securities, its direct holdings of foreign currencies or
foreign             through its use of foreign currency exchange contracts for
securities,         the purchase or sale of a fixed quantity of a foreign
including those     currency at a future date.
of emerging
market
countries.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Capital Opportunities Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are "undervalued." Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                CAPITAL OPPORTUNITIES PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . emerging countries - investments in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed

The bar chart
shows how the
portfolio's           [GRAPH OF CAPITAL OPPORTUNITIES PORTFOLIO APPEARS HERE]
performance has
varied since its                                 01
inception.                                    -------
                                              (15.54)
The table below
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 2001: 18.04%; 3rd quarter 2001: (25.33)%
performance to
its benchmark
index.              Total return                                 1 year/
                    as of December 31, 2001                      Since inception
Returns do not      ------------------------------------------------------------
reflect fees and    Capital Opportunities Portfolio              (15.54)%
expenses of any     Standard & Poor's 500 Composite Stock Price
variable annuity    Index/1/                                     (11.88)%
contract or
variable life       /1/ The Standard & Poor's 500 Composite Stock Price Index,
insurance               an index of the stocks of approximately 500 large-
policy, and             capitalization companies traded in U.S. stock markets.
would be lower          Results include reinvested dividends.
if they did.

Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how MFS has
managed
substantially
similar accounts
see page 83.

                [SYMBOL] -------------------------------------------------------

Who manages the     Maura A. Shaughnessy, CFA, is a senior vice president of
portfolio           MFS and has been employed in the investment management
                    area of MFS since 1991. Before joining MFS, Ms.
[LOGO OF MFS        Shaughnessy was an analyst at Harvard Management Co. She
APPEARS HERE]       has a BS from Colby College and an MBA from Dartmouth
                    College.
The Capital
Opportunities
Portfolio is
managed by MFS
Investment
Management
(MFS). You'll
find more about
MFS on page 70.

ABOUT THE
PORTFOLIOS          GLOBAL GROWTH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal

                [SYMBOL] -------------------------------------------------------

What the            The Portfolio's principal investment strategy is to
portfolio           invest, under normal market conditions, at least 65% of
invests in          its assets in common stocks and related equity securities, such as preferred stock, convertible securities and
Foreign growth      depositary receipts, of companies in three distinct market
companies are       sectors:
companies
located in more     . U.S. emerging growth companies that the portfolio
developed             manager believes are either early in their life cycle
securities            but which have the potential to become major
markets (such as      enterprises, or are major enterprises whose rates of
Australia,            earnings growth are expected to accelerate because of
Canada, Japan,        special factors, such as rejuvenated management, new
New Zealand and       products, changes in consumer demand, or basic changes
Western European      in the economic environment.
countries).
                    . Foreign growth companies that the manager believes have
Emerging market       favorable growth prospects and attractive valuations
countries are         based on current and expected earnings and cash flow.
typically less        The manager generally seeks to purchase foreign growth
developed             securities of companies with relatively large
economically          capitalizations relative to the market in which they are
than                  traded.
industrialized
countries and       . Emerging market securities are securities of issuers
may offer high        whose principal activities are located in emerging
growth potential      market countries.
as well as
considerable        Under normal market conditions, the portfolio invests in
investment risk.    at least three different countries, one of which may be
These countries     the U.S.
are generally
located in Latin
America, Asia,
the Middle East,
Eastern Europe
and Africa.
                [SYMBOL] -------------------------------------------------------

Risks you should    The Global Growth Portfolio may be affected by the
be aware of         following risks, among others:

                    . non-diversified - the portfolio is considered "non-
                      diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of poor performance of a single investment or small number of investments.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in companies that the team thinks have the potential for above average growth, which may give the portfolio a higher risk of price volatility than a portfolio that invests principally in equities that are "undervalued." Small emerging growth companies may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, limited product and market diversification and many are dependent on a few key managers. Emerging growth companies and companies in cyclical industries may be particularly susceptible to rapid price swings during periods of economic uncertainty. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                                                        GLOBAL GROWTH PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . emerging countries - investment in emerging market
be aware of           countries (such as many in Latin America, Asia, the
(continued)           Middle East, Eastern Europe and Africa) may be riskier
                      than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investment may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed

The bar chart
shows how the
portfolio's               [GRAPH OF GLOBAL GROWTH PORTFOLIO APPEARS HERE]
performance has
varied since its                                 01
inception.                                    -------
                                              (14.97)
The table below
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 2001: 12.18%; 3rd quarter 2001: (18.67)%
performance to
its benchmark       Total return                          1 year/
index.              as of December 31, 2001               Since inception
                    -----------------------------------------------------
Returns do not      Global Growth Portfolio               (14.97)%
reflect fees and    MSCI All Country World Free Index/1/  (16.82)%
expenses of any
variable annuity    /1/ The MSCI All Country World Free Index, an index of
contract or             stocks from 23 developed markets and 26 emerging
variable life           markets. Results include reinvested dividends.
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of future
performance.

For information
on how MFS has
managed
substantially
similar accounts
see page 84.

                [SYMBOL] -------------------------------------------------------

Who manages the     John E. Lathrop, CFA, is a senior vice president at MFS.
portfolio           Mr. Lathrop has been employed in the investment management area of MFS since 1994. Before joining MFS, Mr. Lathrop
[LOGO OF MFS        was an equity research analyst and account controller at
APPEARS HERE]       the Putnam Companies. He has a BA from Northwestern
                    University and an MBA from Cornell University.
The Global
Growth Portfolio    David A. Antonelli is a senior vice president and director
is managed by a     of international equity research at MFS. Mr. Antonelli has
team of             been employed in the investment management area of MFS
analysts, led by    since 1991. He has a BS from Pennsylvania State University
the portfolio       and an MBA from the Wharton School at the University of
managers at MFS     Pennsylvania.
Investment
Management
(MFS). You'll
find more about
MFS on page 70.

ABOUT THE
PORTFOLIOS          EQUITY INDEX PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks to provide investment results that
goal                correspond to the total return of common stocks that are
                    publicly traded in the United States.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities of companies that are included in the
                    Standard & Poor's 500 Composite Stock Price Index or representative of that index (including derivatives). The portfolio principally invests in common stock.

                    The goal of an index fund is to mirror the performance of a specific index. Because individual investment selection is virtually eliminated, active portfolio management is not required.

The Standard &      The portfolio management team has two objectives:
Poor's 500
Composite Stock     . match the returns of the index before taking into
Price Index is        account portfolio costs
an index of the     The portfolio usually holds between 400 and 500 of the
stocks of           stocks in the index and tries to match its industry
approximately       weightings. Since the portfolio generally invests in
500 large-          securities that are included in the index, it has similar
capitalization      risk characteristics and performance. The team
companies traded    periodically reviews and rebalances the portfolio's
in U.S. stock       investments to more closely track the performance of the
markets.            index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

                    The team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio's cash position.

                    Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio's ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

                    . lower transaction costs
                    This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

                    The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

                    The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio's investment goal.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Equity Index Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio primarily invests in large companies, which sometimes have less volatile prices than smaller companies.

                                                         EQUITY INDEX PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . stock market - The portfolio is not actively managed,
be aware of           and invests in securities included in the index
(continued)           regardless of their investment merit. The team cannot
                      change this investment strategy even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

                    . derivatives - such as index options and futures
                      contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                          [GRAPH OF EQUITY INDEX PORTFOLIO APPEARS HERE]
The bar chart
shows how the                       92    93    94    95     96
portfolio's                        ----  ----  ----  -----  -----
performance has                    6.95  9.38  1.05  36.92  22.36
varied over the
past 10 years.                    97     98     99      00      01
                               -----  -----  -----  ------  -------
The table below                32.96  28.45  20.59  (9.29)  (12.15)
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 1998: 21.31%; 3rd quarter 2001: (14.73)%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001          1 year   5 years 10 years
                    ----------------------------------------------------------
Returns do not      Equity Index Portfolio/1/        (12.15)% 10.42%  12.51%
reflect fees and    Standard & Poor's 500 Composite
expenses of any      Stock Price Index/2/            (11.88)% 10.70%  12.93%
variable annuity
contract or         /1/ Mercury Advisors began managing the portfolio on
variable life           January 1, 2000. Another firm managed the portfolio
insurance               before that date.
policy, and
would be lower      /2/ The Standard & Poor's 500 Composite Stock Price Index,
if they did.            an index of the stocks of approximately 500 large-
                        capitalization companies traded in U.S. stock markets.
Past performance        Results include reinvested dividends.
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Mercury Quantitative Strategies Division has day-to-
portfolio           day responsibility for management of this portfolio.

[LOGO OF MERCURY
ADVISORS]

The Equity Index
Portfolio is
managed by the
Quantitative
Strategies
Division of
Mercury Advisors
(Mercury).
You'll find more
about Mercury on
page 70.

ABOUT THE
PORTFOLIOS          SMALL-CAP INDEX PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks investment results that correspond to
goal                the total return of an index of small capitalization
                    companies.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities of companies with small market
                    capitalizations that are included in the Russell 2000
A company's         Index or representative of that index (including
"capitalization"    derivatives). The portfolio principally invests in common
is a measure of     stock.
its size.
Capitalization      The goal of an index fund is to mirror the performance of
is calculated by    a specific index. Because individual investment selection
multiplying the     is virtually eliminated, active portfolio management is
current share       not required and transaction costs are reduced.
price by the
number of shares    The portfolio management team has two objectives:
held by
investors.

The Russell 2000    . match the returns of the index before taking into
Index is an           account portfolio costs
index of the        The portfolio can invest in any number of the stocks in
2,000 smallest      the index and tries to match its industry weightings.
companies listed    Since the portfolio generally invests in securities that
in the Russell      are included in the index, it has similar risk
3000 Index.         characteristics and performance. The team periodically
                    reviews and rebalances the portfolio's investments to more closely track the performance of the index. It will not, however, actively manage the portfolio or carry out a financial analysis of its holdings.

                    The team frequently uses index futures contracts as a substitute for securities and to provide equity exposure to the portfolio's cash position.

                    Portfolio returns will likely be lower than the index because of transaction costs and other expenses the portfolio has to pay. The portfolio's ability to match the returns of the index will also depend on the size of the portfolio, its cash flow, and how easy it is to sell the investments it holds.

                    . lower transaction costs
                    This portfolio is expected to have lower transaction costs than actively managed portfolios because it generally makes fewer transactions.

                    The portfolio may hold some cash for liquidity, but the team will not change these strategies at any time for any other reason.

                    The manager may also invest in derivatives (such as index options and futures contracts) to help achieve the portfolio's investment goal.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Small-Cap Index Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests in small-capitalization companies, which tend to have greater price swings than larger companies because they have fewer financial resources, limited product and market diversification and many are dependent on a few key managers.

                                                      SMALL-CAP INDEX PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . stock market - The portfolio is not actively managed,
be aware of           and invests in securities included in the index
(continued)           regardless of their investment merit. The team cannot
                      change its investment strategy even temporarily to protect the portfolio from loss during poor economic conditions. This means the portfolio is susceptible to a general decline in the U.S. stock market.

                    . derivatives - such as index options and futures
                      contracts derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                         [GRAPH OF SMALL-CAP INDEX PORTFOLIO APPEARS HERE]
The bar chart
shows how the                            99     00      01
portfolio's                             -----  ------  ----
performance has                         19.36  (3.61)  1.74
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 2001: 21.12%; 3rd quarter 2001: (20.77)%
The table below
the bar chart       Average annual total return          3 years/
compares            as of December 31, 2001       1 year Since inception
portfolio           ----------------------------------------------------
performance to      Small-Cap Index Portfolio/1/  1.74%  5.40%
its benchmark       Russell 2000 Index/2/         2.49%  6.42%
index.
                    /1/ Mercury Advisors began managing the portfolio on
Returns do not          January 1, 2000. Another firm managed the portfolio
reflect fees and        before that date.
expenses of any
variable annuity    /2/ The Russell 2000 Index, an index of the 2,000 smallest
contract or             companies listed in the Russell 3000 Index. Results
variable life           include reinvested dividends.
insurance
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Mercury Quantitative Strategies Division has day-to-
portfolio           day responsibility for management of this portfolio.

[LOGO OF MERCURY
ASSET
MANAGEMENT]

The Small-Cap
Index Portfolio
is managed by
the Quantitative
Strategies
Division of
Mercury Advisors
(Mercury).
You'll find more
about Mercury on
page 70.

ABOUT THE
PORTFOLIOS          REAL ESTATE PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

             [SYMBOL] ---------------------------------------------------------

The investment      This portfolio seeks current income and long-term capital
goal                appreciation.

             [SYMBOL] ---------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% of its assets (80% by July 31, 2002)
invests in          in equity securities of companies principally engaged in
                    the U.S. real estate industry.
Real estate
investment          The portfolio focuses on real estate investment trusts, as
trusts (REITs)      well as real estate operating companies, that invest in a
and real estate     variety of property types and regions which may include
operating           office and industrial buildings, apartments, manufactured
companies           homes and hotels.
(REOCs) are
entities that       The portfolio management team uses a combination of
generally invest    "bottom-up" and "top-down" investment processes. When
in portfolios of    selecting securities, the team uses a "bottom-up" process
real estate.        that emphasizes underlying asset values, values per square
REITs and REOCs     foot and property yields. The top-down asset allocation
invest primarily    overlay is determined by focusing on key regional criteria
in properties       that include demographic and macroeconomic factors like
that produce        population, employment, household formation and income.
income and in
real estate-        The team may use derivatives (such as options) to try to
related             increase returns, and futures contracts, interest rate
interests or        derivative products and structured notes to try to hedge
loans.              against changes in interest rates.

This portfolio
may invest up to
10% of its
assets in
foreign
investments.

             [SYMBOL] ---------------------------------------------------------

Risks you should    The Real Estate Portfolio may also be affected by the
be aware of         following risks, among others:

                    . non-diversified - the portfolio is considered to be
                      "non-diversified" because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or small number of investments.

                    . price volatility - the portfolio principally invests in
                      equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio invests principally in companies participating in the real estate industry. The prices of these companies are affected by real estate cycles, cash flows, availability of mortgage financing, changes in interest rates, overbuilding, property taxes and operating expenses, environmental regulation and changes in zoning laws and regulations.

                    . real estate investment trusts (REITs) and real estate
                      operating companies (REOCs) - REITs and REOCs expose the portfolio to the risks of the real estate market. For example, some REITs and REOCs may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment. Borrowers could default on or sell investments the REIT and REOC holds, which could reduce the cash flow needed to make distributions to investors. In addition, a REIT or REOC may not qualify for preferential tax treatments or exemptions. REITs and REOCs require specialized management and pay management expenses.

                                                          REAL ESTATE PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives - such as options and futures contracts
                      derive their value from the value of an underlying security, group of securities or an index. Derivatives could increase a portfolio's volatility and reduce returns.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                          [GRAPH OF REAL ESTATE PORTFOLIO APPEARS HERE]
The bar chart
shows how the
portfolio's                               99     00     01
performance has                         ------  -----  ----
varied since its                        (0.01)  32.77  8.55
inception.

The table below     Best and worst quarterly performance during this period:
the bar chart       2nd quarter 2000: 12.74%; 3rd quarter 1999: (7.89)%
compares
portfolio           Average annual total return          3 years/
performance to      as of December 31, 2001       1 year Since inception
its benchmark       ----------------------------------------------------
index.
                    Real Estate Portfolio          8.55% 12.98%
Returns do not      NAREIT Equity Index/1/        13.93% 11.15%
reflect fees and
expenses of any     /1/ The North American Real Estate Investment Trust
variable annuity        (NAREIT) Equity Index, an index of all tax-qualified
contract or             REITs listed on the New York Stock Exchange, American
variable life           Stock Exchange and NASDAQ. Results include reinvested
insurance               dividends.
policy, and
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     This portfolio is managed by MSAM's Real Estate Team.
portfolio           Current members of the team include Theodore R. Bigman,
                    managing director and Douglas A. Funke, executive
[LOGO OF MORGAN     director.
STANLEY APPEARS
HERE]

The Real Estate
Portfolio is
managed by
Morgan Stanley
Asset Management
(MSAM). You'll
find more about
MSAM on page 71.

ABOUT THE
PORTFOLIOS          INFLATION MANAGED PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks to maximize total return consistent
goal                with prudent investment management.

                [SYMBOL] -------------------------------------------------------

What the            The portfolio's principal investment strategy is to invest
portfolio           its assets in fixed income securities. Normally, the
invests in          portfolio focuses on investment in inflation-indexed bonds such as Treasury Inflation Protection Securities ("TIPS")
Total return is     which are issued by the U.S. government. It is expected
made up of          that the amount invested in or exposed to inflation-
coupon income       indexed bonds (either through cash market purchases,
plus any gains      forward commitments or derivative instruments) normally
or losses in the    will be equivalent to 80-90% of the net assets of the
value of            portfolio. Inflation-indexed bonds are fixed income
portfolio           securities whose principal value or coupon payments are
securities.         periodically adjusted according to an inflation index. If
                    the index measuring inflation falls, the principal value
Duration is a       of inflation-indexed bonds and/or interest payable on such
mathematical        bonds tends to fall. Principal investments may include:
measure of the
average life of     . inflation-indexed bonds issued by the U.S. government,
a bond that           its agencies, government-sponsored enterprises, non-U.S.
includes its          governments and U.S. and foreign companies;
yield, coupon,      . mortgage-related securities, including stripped
final maturity        mortgage-related securities;
and call            . other fixed income securities, including corporate bonds
features. It's        and notes, asset-backed securities, money market
often used to         instruments; and
measure the         . derivative instruments and forward commitments relating
potential             to the above securities.
volatility of a
bond's price,       When selecting securities, the portfolio manager:
and is
considered a        . decides what duration to maintain. The manager uses
more accurate         duration management as a fundamental part of the
measure than          management strategy for this portfolio. Generally, the
maturity of a         manager expects the portfolio's average duration to be
bond's                within 3 years (plus or minus) of the portfolio's
sensitivity to        benchmark index duration.
changes in          . decides how to allocate among short, intermediate and
market (or            long duration issues and how much should be invested in
nominal)              U.S. government, corporate, mortgage-related, and
interest rates.       foreign securities as well as derivative instruments
                      relating to such securities. The manager uses analytical
The factors that      systems it has developed to help select securities that
will most             meet yield, duration, maturity, credit and other
influence the         criteria.
portfolio's         . chooses companies to invest in by carrying out credit
performance are       analysis of each potential investment, which may include
actual and            meetings or periodic contact with the company's
expected              management.
inflation rates,    . frequently uses derivatives (such as options, futures
as well as            contracts and swap agreements) and forward commitments
changes in real       as a substitute for securities, to try to increase
and nominal           returns or to hedge against changes in interest rates or
interest rates.       to otherwise try to achieve the portfolio's investment
(A real interest      goal. The manager may also use foreign currency options
rate is the           and foreign currency forward contracts to increase
nominal interest      exposure to a foreign currency or to shift exposure to
rate less             foreign currency fluctuations from one country to
expected              another. A substantial portion of the portfolio is
inflation.)           expected to be invested in forward purchase commitments
                      on inflation-indexed bonds.
This portfolio
may invest up to
20% of its
assets in
foreign
investments
denominated in
foreign
currencies.

This portfolio
may invest up to
10% of its
assets in lower-
rated, high-
yield ("junk")
bonds.
                [SYMBOL] -------------------------------------------------------

Risks you should    Since the Inflation Managed Portfolio principally invests
be aware of         in fixed income securities, it may be affected by the
                    following risks, among others:
When real
interest rates      . changes in interest and inflation rates - the value of
go up, the value      inflation-indexed bonds is expected to change in
of inflation-         response to changes in real interest rates. Bonds with
indexed bonds         longer durations tend to be more sensitive to changes in
will tend to go       interest rates, giving them more price volatility than
down and when         bonds with shorter durations. If the index measuring
real interest         inflation falls, the principal value of inflation-
rates go down,        indexed bonds and/or interest payable on such bonds
the value of          tends to fall.
such bonds will
tend to go up.      . credit - the portfolio could lose money if the issuer of
Similarly, the        a fixed income security is unable to meet its financial
value of non-         obligations or goes bankrupt. The portfolio may invest
inflation-            in high yield ("junk") bonds, which have low credit
indexed bonds is      ratings by Moody's (Ba and lower), or Standard & Poor's
expected to           (BB and lower), or have not been rated but are of
change in             comparable quality. High yield bonds are especially
response to           subject to credit risk during periods of economic
changes in            uncertainty or downturns, and are considered to be
nominal interest      mostly speculative in nature. This portfolio is subject
rates. As             to less credit risk than most other bond portfolios
nominal interest
rates go up, the
value of such
bonds will tend
to go down.

                                                    INFLATION MANAGED PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    because it principally invests in fixed income securities
be aware of         issued or guaranteed by the U.S. government, its agencies
(continued)         and government-sponsored enterprises and in other high
                    quality bonds.

                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

The use of          . derivatives and forward commitments - derive their value
derivatives and       from the value of an underlying security, a group of
forward               securities or an index. Use of derivatives and forward
commitments may       commitments could reduce returns and increase the
also create           portfolio's volatility. Derivatives and forward
leverage risk.        commitments are particularly sensitive to counterparty
To mitigate           risk.
leverage risk,
the manager will    . mortgage-related securities - can be paid off early if
segregate liquid      the owners of underlying mortgages pay off their
assets or             mortgages sooner than scheduled. If interest rates are
otherwise cover       falling, the portfolio will be forced to reinvest this
transactions          money at lower yields. Conversely, if interest rates
that may give         rise, the duration of such securities tends to extend,
rise to such          making them more sensitive to changes in interest rates.
risk.                 Stripped mortgage-related securities can be particularly
                      sensitive to changes in interest rates.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                        [GRAPH OF INFLATION MANAGED PORTFOLIO APPEARS HERE]
The bar chart
shows how the                    92     93      94     95     96
portfolio's                     -----  -----  ------  -----  ----
performance has                 7.52   10.79  (5.10)  18.81  2.94
varied over the
past 10 years.                      97    98     99     00     01
                                  ----  ----  ------  -----  ----
The table below                   9.48  9.24  (1.95)  11.85  4.27
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           2nd quarter 1995:  5.56%; 1st quarter 1994 : (3.73)%
performance to
its current and
prior benchmark     Average annual total return
indices.            as of December 31, 2001             1 year 5 years 10 years
                    -----------------------------------------------------------
Returns do not      Inflation Managed Portfolio/1/      4.27%  6.46%   6.58%
reflect fees and    Lehman Brothers Government Bond
expenses of any      Index/2/                           7.24%  7.40%   7.14%
variable annuity    Lehman Brothers Global/Real: U.S.
contract or          TIPS Index/3/                      7.90%  N/A     N/A
variable life
insurance policy,   /1/ During the periods shown above, the portfolio operated
and would be            under the name Government Securities Portfolio and had
lower if they           a different investment focus. Effective May 1, 2001,
did.                    the portfolio changed its name and investment focus as
                        reflected in this prospectus.
Past performance    /2/ The Lehman Brothers Government Bond Index, an index of
is important,           fixed income securities issued by the U.S. government
but it's no             and its agencies. Results include reinvested
guarantee of            dividends.
future              /3/ The Lehman Brothers Global/Real: U.S. TIPS Index,
performance.            (formerly called the Lehman Brothers Inflation Linked
                        Treasury Index), an index of all outstanding Treasury
For information         inflation protected securities issued by the U.S.
on how PIMCO has        government. Results include reinvested dividends.
managed
substantially
similar accounts
see page 84.

                [SYMBOL] -------------------------------------------------------

Who manages the     John B. Brynjolfsson, CFA, executive vice president,
portfolio           joined PIMCO in 1990. He is the portfolio manager of
                    similar funds advised by PIMCO. Mr. Brynjolfsson has 14
[LOGO OF PIMCO      years of investment experience and is co-author of
APPEARS HERE]       Inflation-Protection Bonds and co-editor of The Handbook
                    of Inflation-Indexed Bonds. He has a bachelor's degree
The Inflation       from Columbia College and an MBA from the MIT Sloan School
Managed             of Management.
Portfolio is
managed by
Pacific
Investment
Management
Company LLC
(PIMCO). You'll
find more about
PIMCO on page
71.

ABOUT THE
PORTFOLIOS          MANAGED BOND PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks to maximize total return consistent
goal                with prudent investment management.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 65% (80% by July 31, 2002) of its assets
invests in          in fixed income securities with varying terms to maturity.
                    The securities will principally be medium to high-quality, investment grade securities. These securities include
                    principally:
Total return is
made up of          . U.S. treasury bonds and notes, or derivatives on them or
coupon income         related indices
plus any gains      . mortgage-related securities, including stripped
or losses in the      mortgage-related securities
value of            . corporate bonds and notes
portfolio           . commercial paper and other money market instruments
securities.         . fixed income securities issued by foreign governments
                      and companies that are denominated in U.S. dollars or
Duration is a         foreign currencies, some of which may be issued by
mathematical          governments in emerging market countries.
measure of the
average life of     The portfolio manager may also invest in high-yield
a bond that         ("junk") bonds.
includes its
yield, coupon,      When selecting securities, the manager:
final maturity
and call            . decides what duration to maintain. Duration management
features. It's        is a fundamental part of the management strategy for
often used to         this portfolio. The portfolio usually maintains an
measure               average duration of three to seven years, varying within
potential             this range based on the manager's outlook on the economy
volatility of a       and interest rates. The manager then decides what
bond's price,         proportion of securities in the portfolio should have
and is                among short, intermediate and long duration issues.
considered a
more accurate       . decides how to allocate how much should be invested in
measure than          U.S. government securities, foreign bonds, U.S.
maturity of a         corporate bonds and U.S mortgage-related securities.
bond's
sensitivity to      . uses an analytical system developed by the manager to
changes in            help select government and other securities that meet
market (or            yield, duration, maturity and other criteria.
nominal)
interest rates.     . chooses companies to invest in by carrying out a credit
                      analysis of each potential investment, which may include
This portfolio        meetings or periodic contact with the company's
may invest up         management.
to:
.. 10% of its        . frequently uses derivatives (such as options, futures
  assets in           contracts and swap agreements) and forward commitments
  lower-rated,        as a substitute for securities, to try to increase
  high-yield          returns or to hedge against changes in interest rates or
  ("junk") bonds      to otherwise try to achieve the portfolio's investment
.. 20% of its          goal. The manager may also use foreign currency options
  assets in           and foreign currency forward contracts to increase
  foreign             exposure to a foreign currency or to shift exposure to
  investments         foreign currency fluctuations from one country to
  denominated in      another.
  foreign
  currencies
                [SYMBOL] -------------------------------------------------------

Risks you should    Since the Managed Bond Portfolio principally invests in
be aware of         fixed income securities, it may be affected by the
                    following risks, among others:
The price of
bonds that are      . changes in interest rates - the value of the portfolio's
denominated in        investments may fall when interest rates rise. Changes
foreign               in interest rates may have a significant effect on this
currencies is         portfolio, because it may invest in securities with
affected by the       medium or long terms to maturity and may use interest-
value of the          sensitive derivatives. Bonds with longer durations tend
U.S. dollar. In       to be more sensitive to changes in interest rates,
general, as the       usually making them more volatile than bonds with
value of the          shorter durations.
U.S. dollar
rises, the U.S.     . credit - the portfolio could lose money if the issuer of
dollar price of       a fixed income security is unable to meet its financial
a foreign bond        obligations or goes bankrupt. This portfolio may invest
will fall. As         in high yield (junk) bonds, which are given a low credit
the value of the      rating by Moody's (Ba and lower), or Standard & Poor's
U.S. dollar           (BB and lower), or have not been rated, but are of
falls, the U.S.       comparable quality. High-yield bonds are subject to
dollar value of       credit risk, especially during periods of economic
a foreign bond        uncertainty or during economic downturns, and are
will rise.            considered to be mostly speculative in nature.

                                                         MANAGED BOND PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives and forward commitments - derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward commitments could reduce returns and increase the portfolio's volatility. Derivatives and forward commitments are particularly sensitive to counterparty risk.

                    . mortgage-related securities - can be paid off early if
                      the owners of underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the portfolio will be forced to reinvest this money at lower yields. Conversely, if interest rates rise, the duration of such securities tends to extend, making them more sensitive to changes in interest rates. Stripped mortgage-related securities can be particularly sensitive to changes in interest rates.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                          [GRAPH OF MANAGED BOND PORTFOLIO APPEARS HERE]
The bar chart
shows how the
portfolio's                    92      93        94       95      96
performance has              ------  -------  -------  -------  ------
varied over the               8.68    11.63    (4.36)   19.04    4.25
past 10 years.
                                97      98        99       00      01
The table below              ------  -------  -------  -------  ------
the bar chart                 9.92    9.20     (1.91)   11.53    7.33
compares
portfolio
performance to
its benchmark       Best and worst quarterly performance during this period:
index.              3rd quarter 2001: 5.61%; 1st quarter 1994: (2.98)%:

Returns do not      Average annual total return
reflect fees and    as of December 31, 2001            1 year 5 years 10 years
expenses of any     ----------------------------------------------------------
variable annuity    Managed Bond Portfolio             7.33%  7.10%   7.33%
contract or         Lehman Brothers Government/Credit
variable life       Index/1/                           8.51%  7.36%   7.27%
insurance
policy, and         /1/ The Lehman Brothers Government/Credit Index, an index
would be lower          of government and corporate fixed income securities.
if they did.            Results include reinvested dividends.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     This portfolio is managed by a team led by William H.
portfolio           Gross.

[LOGO OF PIMCO      William H. Gross, CFA, managing director and chief
APPEARS HERE]       investment officer, was a founding partner of PIMCO in
                    1971. Mr. Gross has over 30 years of investment experience
The Managed Bond    and is the author of Bill Gross on Investing. Mr. Gross
Portfolio is        has an MBA from UCLA Graduate School of Business.
managed by
Pacific
Investment
Management
Company LLC
(PIMCO). You'll
find more about
PIMCO on page
71.

ABOUT THE
PORTFOLIOS          MONEY MARKET PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks current income consistent with
goal                preservation of capital.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in money market instruments that the portfolio
invests in          manager believes have limited credit risk. These
                    investments principally include commercial paper and U.S.
The Money Market    government obligations. The portfolio may also invest in
Portfolio           asset-backed money market instruments and foreign money
invests at least    market instruments denominated in U.S. dollars. The
95% of its          portfolio's dollar-weighted average term to maturity will
assets in money     not exceed 90 days.
market
instruments that    The portfolio manager looks for money market instruments
have been given     with the highest yields within the highest credit rating
the highest         categories, based on the evaluation of credit risk and
credit rating       interest rates.
for short-term
debt securities,    Unlike many money market funds, the Money Market Portfolio
or have not been    is not managed to maintain a constant net asset value.
rated, but are      Instead, the net asset value will change with the value of
of comparable       the investments in the portfolio.
quality.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Money Market Portfolio generally has the least
be aware of         investment risk of the Pacific Select Fund portfolios
                    because its principal investment strategy is to invest in
An investment in    short-term securities that are either government
the portfolio is    guaranteed or have very high credit ratings. The value of
not a bank          the portfolio may, however, be affected by the following
deposit, and it     risks:
is not insured
or guaranteed by    . changes in interest rates - the value of the portfolio's
the Federal           investments may fall when interest rates rise. Short-
Deposit               term money market instruments generally are affected
Insurance             less by changes in interest rates than fixed income
Corporation or        securities with longer terms to maturity.
any other
government          . credit - the portfolio could lose money if the issuer of
agency. It's          a money market instrument is unable to meet its
possible to lose      financial obligations or goes bankrupt.
money by
investing in the
portfolio.

                                                         MONEY MARKET PORTFOLIO

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                          [GRAPH OF MONEY MARKET PORTFOLIO APPEARS HERE]
The bar chart
shows how the                  92      93      94      95      96
portfolio's                   ------  ------  ------  ------  ------
performance has                 3.22    2.58    3.76    5.54    5.07
varied over the
past 10 years.                   97      98      99      00      01
                              ------  ------  ------  ------  ------
The table below                 5.28    5.29    4.94    6.18    3.86
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           4th quarter 2000: 1.61%; 4th quarter 2001: 0.56%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001        1 year   5 years    10 years
                    -----------------------------------------------------------
Returns do not      Money Market Portfolio         3.86%    5.11%      4.57%
reflect fees and    Merrill Lynch 3-Month U.S.
expenses of any     T-Bill Index/1/                4.42%    5.20%      4.86%
variable annuity
contract or         7-day yield ending December 31, 2001: 1.70%
variable life
insurance
policy, and         /1/ The Merrill Lynch 3-Month U.S. T-Bill Index, an index
would be lower          comprised of a single Treasury bill purchased at the
if they did.            beginning of the month and held for a full month then
                        sold and rolled into a newly selected issue. Results
Past performance        include reinvested dividends.
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     Dale W. Patrick is a portfolio manager and senior
portfolio           investment manager at Pacific Life. He joined the company
                    in 1985, and has managed the Money Market Portfolio since
[LOGO OF PACIFIC    1994. He is also responsible for trading/managing public
LIFE APPEARS        bond portfolios, managing short-term fixed income
HERE]               securities, and jointly managing a total return fund.
                    Mr. Patrick has a BA from the University of Colorado and
The Money Market    an MBA from the University of California, Irvine.
Portfolio is
managed by          Brendan L. Collins, CFA, is a portfolio manager and senior
Pacific Life        investment manager at Pacific Life. He joined the company
Insurance           in 1996 and since 1998 has been with Pacific Life's
Company (Pacific    portfolio management group. He is also responsible for
Life). You'll       trading public bonds, managing short-term investments, and
find more about     managing Pacific Life's derivatives book, along with
Pacific Life on     managing Pacific Financial Product's credit derivative
page 68.            investments. Prior to joining Pacific Life, Mr. Collins
                    spent 5 years with Pacific Investment Management Company
                    LLC in their mortgage and corporate operations area. He has a BA from California State University, Fullerton.

ABOUT THE
PORTFOLIOS          HIGH YIELD BOND PORTFOLIO

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks a high level of current income.
goal
                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in fixed income securities with lower and medium-
invests in          quality credit ratings and intermediate to long terms to
                    maturity.

                    Securities principally include high yield ("junk") bonds
Bonds are given     and notes. The portfolio may also invest in fixed income
a credit rating     securities that can be converted into equity securities,
based on the        and preferred stocks and bonds of foreign issuers that are
issuer's ability    denominated in U.S. dollars.
to pay the
quoted interest     When selecting securities, the portfolio manager focuses
rate and            on:
maturity value
on time.            . seeking high yields while addressing risk by looking for securities that offer the highest yields for their
The High Yield        credit rating.
Bond Portfolio
invests             . seeking gains by looking for securities that may be more
principally in        creditworthy than their credit rating indicates. This
high yield or         involves an analysis of each potential security, and may
"junk" bonds,         include meeting with the company's management team.
which are given
a low credit        . reducing credit risk by investing in many different
rating by             issuers in a wide range of industries.
Moody's (Ba and
lower), or          The managers may temporarily change these strategies if
Standard &          they believe that economic conditions make it necessary to
Poor's (BB and      maintain liquidity or to try to protect the portfolio from
lower), or have     potential loss. In this case, the portfolio may invest in
not been rated,     U.S. government securities, higher-quality corporate fixed
but are of          income securities or money market securities, which may
comparable          prevent the portfolio from achieving its investment goal.
quality. High
yield bonds are
considered to be
mostly
speculative in
nature.

This gives the
portfolio more
credit risk than
the other bond
portfolios, but
also gives it
the potential
for higher
income.

                [SYMBOL] -------------------------------------------------------

Risks you should    Since the High Yield Bond Portfolio's principal strategy
be aware of         is to invest in low and medium quality fixed income
                    securities, it may be affected by the following risks, among others:

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than the other bond portfolios, because it invests principally in high yield
                      (junk) bonds. These bonds are given a low credit rating by Moody's (Ba and lower), or Standard & Poor's (BB and lower), or have not been rated, but are of comparable quality. High-yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

                    . changes in interest rates - the value of the portfolio's investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities with intermediate and long terms to maturity.

                    . liquidity - high-yield bonds may be less liquid than
                      higher quality investments. Liquidity is the ability to sell securities at about carrying cost within a reasonable time. A security with a lowered credit rating may be particularly difficult to sell.

                                                      HIGH YIELD BOND PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    . foreign investments - may be riskier than U.S.
be aware of           investments for many reasons, including changes in
(continued)           currency exchange rates, unstable political and economic
                      conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year
performed
                             [GRAPH OF HIGH YIELD BOND PORTFOLIO HERE]
The bar chart
shows how the                  92      93      94      95      96
portfolio's                   ------  ------  ------  ------  ------
performance has                18.72   18.01    0.42    18.87  11.31
varied over the
past 10 years.                   97      98      99      00      01
                              ------  ------  ------  ------  ------
The table below                 9.44    2.46    2.90   (3.72)   1.35
the bar chart
compares            Best and worst quarterly performance during this period:
portfolio           1st quarter 1992: 6.42%; 3rd quarter 2001 : (6.81)%
performance to
its benchmark       Average annual total return
index.              as of December 31, 2001          1 year 5 years 10 years
                    --------------------------------------------------------
Returns do not      High Yield Bond Portfolio        1.35%  2.40%   7.68%
reflect fees and    CS First Boston High Yield Bond
expenses of any     Index/1/                         5.80%  3.25%   7.85%
variable annuity
contract or         /1/ The CS First Boston High Yield Bond Index, an index
variable life           designed to mirror the performance of the global
insurance               high-yield bond market. Results include reinvested
policy, and             dividends.
would be lower
if they did.

Past performance
is important,
but it's no
guarantee of
future
performance.

                [SYMBOL] -------------------------------------------------------

Who manages the     Simon Lee is a vice president of Pacific Life. He joined
portfolio           the company in 1985 and has shared management
                    responsibility for the High Yield Bond Portfolio since
[LOGO OF PACIFIC    1995. He also manages Pacific Life's high yield and
LIFE APPEARS        convertible bond assets. He has both a BA and an MBA from
HERE]               Loyola Marymount University.

The High Yield      Michael Long is an assistant vice president of Pacific
Bond Portfolio      Life. He joined Pacific Life in 1994 as an investment
is managed by       analyst. He was promoted to his current position in 1998.
Pacific Life        Mr. Long has 17 years experience in the financial and
Insurance           securities industry, including 6 years in investment
Company (Pacific    analyst positions at Franklin Resources, Inc., Bradford
Life). You'll       and Marzec, Inc., and Great Northern Annuity, prior to
find more about     joining Pacific Life. He has a BA from the University of
Pacific Life on     California, Davis and an MBA from Pepperdine University.
page 68.
                    Lori A. Johnstone, CFA, is an assistant vice president of Pacific Life. Ms. Johnstone joined Pacific Life in 1990 as an investment analyst in high yield securities and emerging markets. She was promoted to assistant vice president in 1998. Ms. Johnstone has 15 years financial industry experience including experience at a regional broker dealer with a focus on portfolio management and in the high yield bond investment group at Columbia Savings.
                    She has a BS from the University of Southern California and an MBA from San Diego State University.

ABOUT THE
PORTFOLIOS          EQUITY INCOME PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks current income. Capital growth is of
goal                secondary importance.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest primarily in common stocks of large U.S. companies,
invests in          with a focus on value stocks that offer the potential for
                    current income and may also offer the potential for capital growth. Value stocks are those that the manager believes are currently undervalued by the market.

This portfolio      To determine whether to buy or sell investments, the
may invest up to    portfolio manager will consider, among other factors, a
20% of its          company's financial strength, competitive position in its
assets in           industry, projected future earnings, cash flows and
foreign             dividends.
securities that
are principally     The portfolio will normally invest at least 65% (80% by
traded outside      July 31, 2002) of its assets in common stocks and other
the U.S.,           equity investments. The manager may invest in foreign
including those     securities (including emerging market securities),
of emerging         preferred stocks, convertible securities, and fixed income
market              securities, including high yield ("junk") bonds.
countries.
American            The manager may use derivatives (such as options, futures
Depositary          contracts, swaps and warrants) to try to increase returns,
Receipts (ADRs)     for hedging purposes, as a substitute for securities, or
are excluded        to otherwise help achieve the portfolio's investment goal.
from this limit.    The manager may use foreign currency contracts or
                    derivatives to hedge against changes in currency exchange
This portfolio      rates.
may invest up to
20% of its net
assets in lower-
rated high-yield
("junk") bonds.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Equity Income Portfolio may be affected by the
be aware of         following risks, among others:

                    . price volatility - the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . emerging countries - investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                    . derivatives and forward contracts - derive their value from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

                                                        EQUITY INCOME PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    .  changes in interest rates - the value of the
be aware of            portfolio's investments may fall when interest rates
(continued)            rise. This portfolio may be sensitive to changes in
                       interest rates because it may invest in fixed income securities.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt. This portfolio may be subject to more credit risk than certain other portfolios, because it may invest in high yield or "junk" bonds. These bonds are given a low credit rating by Moody's (Ba and lower) or Standard & Poor's (BB and lower), or have not been rated, but are of comparable quality. High yield bonds are subject to credit risk, especially during periods of economic uncertainty or during economic downturns, and are considered to be mostly speculative in nature.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Putnam Large-Cap Value Team has day-to-day
portfolio           responsibility for management of this portfolio.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The Equity Income   responsibility for management of the portfolio.
Portfolio is
managed by Putnam
Investment
Management, LLC
(Putnam). You'll
find more about
Putnam on
page 71.

--------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
--------------------------------------------------------------------------------

This portfolio      This chart does not show you the performance of the Equity
has no              Income Portfolio -- it shows the performance of a similar
historical          account managed by Putnam.
performance to
report because      -----------------------------------------------------------
it started on       Annual total returns/Average annual total returns for the
January 2, 2002.    periods ending December 31, 2001

This chart shows                      Putnam-managed
the historical                        mutual fund,            Russell 1000
performance of      Year/Period       Class A(%)/1/           Value Index (%)/2/
Class A shares of   ------------------------------------------------------------
a Putnam-managed    2001             (1.57)                    (5.59)
mutual fund that    2000             13.15                      7.01
has investment      1999              1.07                      7.35
objectives,         1998             12.70                     15.63
policies and        1997             26.46                     35.18
strategies that     1996             21.32                     21.64
are substantially   1995             34.64                     38.36
similar to those    1994              1.27                     (1.98)
of the Equity       1993             16.54                     18.07
Income Portfolio.   1992              4.82                     13.58
                    ------------------------------------------------------------
The performance     1 year           (1.57)                    (5.59)
shows the           5 years           9.92                     11.13
historical track    10 years         12.48                     14.16
record of the       ------------------------------------------------------------
portfolio manager
and is not          /1/  This column shows performance (calculated in
intended to imply        accordance with SEC standards) of a comparable Putnam-
how the Equity           managed fund after Class A advisory fees and operating
Income Portfolio         expenses have been deducted, including custody fees and
has performed or         other expenses normally paid by mutual funds and which
will perform.            the Equity Income Portfolio will pay. The Equity Income
Total returns            Portfolio's fees and expenses may be higher than those
represent past           reflected in the comparable fund which would reduce
performance of           performance.
Class A shares of
the comparable      /2/  The Russell 1000 Value Index shows the performance of
mutual fund and          companies with a less-than-average growth orientation.
not the Equity           Companies in this Index have lower price-to-book and
Income Portfolio.        price-earnings ratios, higher dividend yields and lower
                         forecasted growth rates than companies in the Russell
Returns do not           1000 Growth Index. Results include reinvested
reflect fees and         dividends.
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be
lower if they
did.

ABOUT THE
PORTFOLIOS          RESEARCH PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts
                    . Pacific Select variable life insurance policies

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks long-term growth of capital.
goal
                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest in common stocks of large U.S. companies which the
invests in          portfolio manager believes have the greatest potential for capital appreciation. These are companies whose stock prices reflect a value lower than that which the manager places on the company or whose earnings the manager believes are likely to grow over time.

                    The portfolio's name reflects the team approach used to manage its assets. Portfolio assets are allocated to analysts covering various industry sectors, and each analyst makes independent investment recommendations within the portfolio's guidelines and objectives. The analysts recommendations as to which securities to purchase and sell are run through an optimization model designed to reduce risk by controlling sector and factor exposures. So, sector weightings are the result of the research and analysis process, and as a result, certain sectors may be under- or over-weighted relative to the benchmark index.

                    To determine whether to buy or sell investments, the manager will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

This portfolio      The manager may invest in foreign securities (including
may invest up to    emerging market securities), preferred stocks, convertible
20% of its          securities, and fixed income securities.
assets in
foreign             The manager may use derivatives (such as options, futures
securities that     contracts, swaps and warrants) to try to increase returns,
are principally     for hedging purposes, as a substitute for securities, or
traded outside      to otherwise help achieve the portfolio's investment goal.
the U.S.,           The manager may use foreign currency contracts or
including those     derivatives to hedge against changes in currency exchange
of emerging         rates.
countries.
American
Depositary
Receipts (ADRs)
are excluded
from this limit.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Research Portfolio may be affected by the following
be aware of         risks, among others:

                    . price volatility - the portfolio principally invests in equity securities, which may go up or down in value, sometimes rapidly and unpredictably. This portfolio may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. This portfolio may invest in small and medium-sized companies, which may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, and many are dependent on a few key managers.

                    . foreign investments - may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . emerging countries - investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets, for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

                                                             RESEARCH PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    .  derivatives and forward contracts - derive their value
be aware of            from the value of an underlying security, a group of
(continued)            securities or an index. Derivatives and forward
                       contracts could increase a portfolio's volatility and reduce returns.

                    . changes in interest rates - the value of the portfolio's investments may fall when interest rates rise. This portfolio may be sensitive to changes in interest rates because it may invest in fixed income securities.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Putnam Global Equity Research Team has day-to-day
portfolio           responsibility for management of this portfolio.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The Research        responsibility for management of the portfolio.
Portfolio is
managed by
Putnam
Investment
Management, LLC
(Putnam). You'll
find more about
Putnam on
page 71.

-------------------------------------------------------------------------------
PERFORMANCE OF COMPARABLE ACCOUNTS
-------------------------------------------------------------------------------

This portfolio      This chart does not show you the performance of the
has no              Research Portfolio -- it shows the performance of similar
historical          accounts managed by Putnam.
performance to
report because      -----------------------------------------------------------
it started on       Annual total returns/Average annual total returns for the
January 2, 2002.    periods ending December 31, 2001

This chart shows                           Putnam Research          S&P 500
the historical      Year/Period            Composite (%)/1/         Index (%)/2/
performance of      ------------------------------------------------------------
the Putnam          2001                   (18.89)                  (11.88)
Research            2000                    (2.88)                   (9.11)
Composite. The      1999                    26.57                    21.04
accounts in the     1998                    28.39                    28.58
composite have      1997                    31.83                    33.36
investment          1996                    22.26                    22.96
objectives,         1995/3/                  6.53                     6.40
policies and        ------------------------------------------------------------
strategies that     1 year                 (18.89)                  (11.88)
are substantially   3 years                  0.44                    (1.03)
similar to those    5 years                 11.75                    10.70
of the Research     Since Inception/3/      14.38                    13.42
Portfolio. As of    ------------------------------------------------------------
12/31/01 the
composite           /1/  This column shows performance after advisory fees and
consisted of 2           operating expenses charged to the accounts in the
mutual funds.            composite have been deducted, including custody fees
                         and other expenses normally paid by mutual funds and
The performance          which the Research Portfolio will pay. The Research
shows the                Portfolio's fees and expenses may be higher than
historical track         those reflected in the Putnam Research Composite
record of the            which would reduce performance.
portfolio manager
and is not          /2/  The Standard & Poor's 500 Composite Stock Price Index
intended to imply        shows the performance of the stocks of approximately
how the Research         500 large-capitalization companies traded in U.S. stock
Portfolio has            markets. Results include reinvested dividends.
performed or will
perform. Total      /3/  The inception date of the composite was 10/31/95.
returns represent        Total returns and expenses are not annualized for the
past performance         first year of operations.
of the composite
and not the
Research
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

ABOUT THE
PORTFOLIOS          AGGRESSIVE EQUITY PORTFOLIO

                    This portfolio is not available for:
                    . Pacific Corinthian variable annuity contracts

                [SYMBOL] -------------------------------------------------------

The investment      This portfolio seeks capital appreciation. No
goal                consideration is given to income.

                [SYMBOL] -------------------------------------------------------

What the            This portfolio's principal investment strategy is to
portfolio           invest at least 80% of its assets (as of July 31, 2002) in
invests in          equity securities. It will generally invest in small and
                    medium-sized companies, but it may also invest in larger,
A company's         more well-established companies. It tends to emphasize
"capitalization"    companies that have a total market capitalization of up to
is a measure of     $10 billion at time of purchase. The portfolio focuses
its size.           primarily on U.S. companies, but may invest in companies
Capitalization      located outside of the U.S.
is calculated by
multiplying the     Investments principally include common stocks, as well as
current share       preferred stocks, fixed income securities - some of which
price by the        can be converted to equity securities, and warrants.
number of shares
held by             The portfolio management team considers, among other
investors.          factors, a company's valuation, financial strength,
                    competitive position in its industry, projected future
A high P/E ratio    earnings, cash flows and dividends when making investment
could indicate a    decisions. In measuring the value of a company, the team
high level of       may consider price to earnings ratios (P/E). P/E is the
investor            price of a stock divided by its estimated or actual
confidence in       earnings per share.
the company.
                    The team may use derivatives (such as options, futures
This portfolio      contracts, swaps and warrants) to try to increase returns,
may invest up to    for hedging purposes, as a substitute for securities, or
20% of              to otherwise help achieve the portfolio's investment goal.
its assets in       The team may use foreign currency contracts or derivatives
foreign             to hedge against changes in currency exchange rates.
investments that
are principally
traded outside
the U.S.
American
Depositary
Receipts (ADRs)
are excluded
from this limit.

                [SYMBOL] -------------------------------------------------------

Risks you should    The Aggressive Equity Portfolio may be affected by the
be aware of         following risks, among others:

Companies that      . price volatility - the portfolio principally invests in
are in their          equity securities, which may go up or down in value,
developmental         sometimes rapidly and unpredictably. This portfolio
stages may have       invests in companies that the team thinks have the
a greater degree      potential for above average growth, which may give the
of price              portfolio a higher risk of price volatility than a
volatility than       portfolio that invests principally in equities that are
more established      "undervalued."
companies
because there's       small and medium-sized companies may be more susceptible
less evidence         to greater price swings than large companies because they
that their            may have fewer financial resources, limited product and
research and          market diversification and many are dependent on a few
development           key managers. Small companies and companies in cyclical
efforts will          industries may be particularly susceptible to rapid price
result in future      swings during periods of economic uncertainty.
growth.
                    . foreign investments - may be riskier than U.S.
                      investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

                    . derivatives and forward contracts - derive their value
                      from the value of an underlying security, a group of securities or an index. Derivatives and forward contracts could increase a portfolio's volatility and reduce returns.

                                                    AGGRESSIVE EQUITY PORTFOLIO

                [SYMBOL] -------------------------------------------------------

Risks you should    .  changes in interest rates - the value of the
be aware of            portfolio's investments may fall when interest rates
(continued)            rise. This portfolio may be sensitive to changes in
                       interest rates because it may invest in fixed income securities.

                    . credit - the portfolio could lose money if the issuer of a fixed income security is unable to meet its financial obligations or goes bankrupt.

                [SYMBOL] -------------------------------------------------------

How the             Year by year total return (%)
portfolio           as of December 31 each year/1/
performed
                        [GRAPH OF AGGRESSIVE EQUITY PORTFOLIO APPEARS HERE]
The bar chart
shows how the               96      97      98      99       00       01
portfolio's              ------  ------  ------  ------  -------  -------
performance has           7.86    3.78    13.22   27.35  (21.06)  (17.24)
varied since its
inception.          Best and worst quarterly performance during this period:
                    4th quarter 1999: 24.91%; 3rd quarter 2001: (26.19)%
The table below
the bar chart       Average annual total return                  Since inception
compares            as of December 31, 2001      1 year  5 years (April 1, 1996)
portfolio           -----------------------------------------------------------
performance to      Aggressive Equity
its current and     Portfolio/1/                 (17.24)% (0.45)%  0.93%
prior benchmark     Russell 2500 Index/2/          1.22 % 10.34 % 11.17%
indices.            Russell 2500 Growth Index/3/ (10.83)%  6.60 %  7.06%

Returns do not      /1/ Putnam Investment Management, LLC began managing the
reflect fees and        portfolio on December 1, 2001 and investment
expenses of any         strategies changed at that time. Other firms managed
variable annuity        the portfolio before that date.
contract or         /2/ The Russell 2500 Index, an index of the stocks of
variable life           approximately 2,500 mid-capitalization U.S. companies.
insurance               Results include reinvested dividends.
policy, and         /3/ The Russell 2500 Growth Index, an index of the stocks
would be lower          of approximately 1,600 small to mid-capitalization
if they did.            U.S. companies displaying faster than average growth.
                        Results include reinvested dividends.
Past performance
is important,
but it's no
guarantee of
future
performance.

For information
on how Putnam
has managed
substantially
similar
accounts, see
page 85.

                [SYMBOL] -------------------------------------------------------

Who manages the     The Putnam Small and Mid-Cap Core Team has day-to-day
portfolio           responsibility for management of this portfolio.

[LOGO OF PUTNAM     Putnam funds are managed by teams in a collaborative
INVESTMENTS         environment that promotes an active exchange of
APPEARS HERE]       information. Teamwork is a cornerstone of Putnam's
                    investment philosophy and each team member has joint
The Aggressive      responsibility for management of the portfolio.
Equity Portfolio
is managed by
Putnam
Investment
Management, LLC
(Putnam). You'll
find more about
Putnam on
page 71.

MANAGING PACIFIC SELECT FUND

                       --------------------------------------------------------
About the portfolio    This section provides information about the firms that
managers               manage the Pacific Select Fund portfolios.

                       --------------------------------------------------------
[LOGO OF PACIFIC       Founded in 1868, Pacific Life provides life and health
LIFE APPEARS HERE]     insurance products, individual annuities, mutual funds,
                       group employee benefits, and offers to individuals,
Pacific Life           businesses, and pension plans a variety of investment
Insurance Company      products and services. Over the past five years, the
700 Newport Center     company has grown from the 20th to the 15th largest
Drive                  life insurance company in the nation, based on assets
Newport Beach,         as of December 31, 2001. The Pacific Life family of
California 92660       companies manages more than $357 billion in assets,
                       making it one of the largest financial institutions in America, and currently counts 81 of the 100 largest
                       U.S. companies as clients. Additional information about
                       Pacific Life can be obtained at its Web site, www.PacificLife.com.

                       In its role as investment adviser, Pacific Life supervises the management of all of the fund's portfolios. Pacific Life manages two portfolios directly: the Money Market Portfolio and the High Yield Bond Portfolio. To manage the other portfolios, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. Some of the portfolios are managed by a team of managers whose members could change from time to time. Pacific Life oversees and monitors the performance of these portfolio managers.

                       Pacific Life, subject to the review of the fund's board, has ultimate responsibility to oversee the other portfolio managers. Under an exemptive order from the SEC, Pacific Life and Pacific Select Fund can hire, terminate and replace the portfolio managers (except, as a general matter, portfolio managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new portfolio manager, shareholders of the affected portfolio will be sent information about the change.

                       --------------------------------------------------------
[LOGO OF A I M         A I M Capital Management, Inc. (AIM) was founded in
CAPITAL APPEARS        1986 and together with its affiliates manages over 150
HERE]                  investment portfolios with approximately $158 billion
                       as of December 31, 2001. AIM is an indirect subsidiary
A I M Capital          of AMVESCAP PLC, an international investment management
Management, Inc.11     company that manages more than $398 billion in assets
Greenway Plaza         worldwide as of December 31, 2001. AMVESCAP PLC is
Houston, Texas         based in London, with money managers located in Europe,
77046                  North and South America, and the Far East.

                       AIM manages the Blue Chip Portfolio and the Aggressive Growth Portfolio.

                       --------------------------------------------------------
[LOGO OF ALLIANCE      Alliance Capital Management L.P. (Alliance Capital) is
CAPITAL APPEARS        a leading global investment adviser supervising client
HERE]                  accounts with assets as of December 31, 2001 totaling
                       $455 billion. Alliance Capital and its affiliates have
Alliance Capital       13 offices in the U.S. and 26 offices abroad. Alliance
Management L.P.        Capital's clients are primarily major corporate
1345 Avenue of the     employee benefit funds, public employee retirement
Americas               systems, investment companies, foundations, endowment
New York, New York     funds and private clients.
10105
                       Alliance Capital is an affiliate of The Equitable Life
                       Assurance Society of the United States and AXA
                       Financial, Inc.

                       Alliance Capital manages the Emerging Markets
                       Portfolio.

                       --------------------------------------------------------
[LOGO OF CAPITAL       Capital Guardian Trust Company (Capital Guardian), a
GUARDIAN APPEARS       wholly-owned subsidiary of Capital Group International,
HERE]                  Inc., which is in turn a subsidiary of The Capital
                       Group Companies, Inc., was established in 1968 as a
Capital Guardian       non-depository trust company. As of December 31, 2001,
Trust Company          Capital Guardian managed approximately $120 billion,
333 South Hope         primarily for large institutional clients.
Street
Los Angeles,           Capital Guardian uses a multiple portfolio management
California 90071       system under which a group of portfolio managers each
                       have investment discretion over a portion of a client's account. Portfolio management is supported by the research efforts of over 170 investment professionals.
                       Capital Group International, Inc. spent over $110 million in 2001 on its research efforts.

                       Capital Guardian manages the Small-Cap Equity Portfolio and the Diversified Research Portfolio.

                       --------------------------------------------------------
[LOGO OF GOLDMAN       Created in 1988, Goldman Sachs Asset Management
SACHS APPEARS HERE]    (Goldman Sachs) is a unit of the Investment Management
                       Division (IMD) of Goldman, Sachs & Co. Goldman Sachs
Goldman Sachs Asset    provides a wide range of discretionary investment
Management             advisory services, quantitatively driven and actively
32 Old Slip            managed to U.S. and international equity portfolios,
New York, New York     U.S. and global fixed-income portfolios, commodity and
10005                  currency products and money market accounts. As of
                       December 31, 2001, Goldman Sachs, along with other units of IMD, had assets under management of approximately $330 billion.

                       Portfolio management at Goldman Sachs is conducted by teams that are supported by 600 investment research professionals, 20 market strategists and 30 economists around the world. The company has more than 14,500 professionals in 41 offices worldwide.

                       Goldman Sachs manages the I-Net Tollkeeper PortfolioSM. I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.

                       --------------------------------------------------------
[LOGO OF INVESCO       INVESCO Funds Group, Inc. (INVESCO) was founded in 1932
FUNDS APPEARS HERE]    and as of December 31, 2001, manages over $29 billion
                       for more than 46 INVESCO mutual funds. INVESCO is a
INVESCO Funds          subsidiary of AMVESCAP PLC, an international investment
Group, Inc.            management company that manages more than $398 billion
4350 South Monaco      in assets worldwide as of December 31, 2001.
Street                 AMVESCAP PLC is based in London, with money managers
Denver, Colorado       located in Europe, North and South America, and the
80237                  Far East.

                       INVESCO manages the Financial Services Portfolio, the Health Sciences Portfolio, the Technology Portfolio and the Telecommunications Portfolio.

                       --------------------------------------------------------
[LOGO OF J.P.          Formed in 1984, J.P. Morgan Investment Management Inc.
MORGAN INVESTMENT      (J.P. Morgan) manages portfolios for corporations,
APPEARS HERE]          governments and endowments as well as many of the
                       largest corporate retirement plans in the nation. A
J.P. Morgan            wholly-owned subsidiary of J.P. Morgan Chase & Co.,
Investment             J.P. Morgan and its affiliated companies had
Management Inc.        approximately $605 billion in assets under management
522 Fifth Avenue       as of December 31, 2001.
New York, New York
10036                  J.P. Morgan believes that strong portfolio management
                       depends on access to information. It has one of the largest research organizations in the investment management field, with more than 100 analysts who carry out fixed income, equity, capital market, credit and economic research around the world.

                       J.P. Morgan manages the Large-Cap Core Portfolio and the Multi-Strategy Portfolio.

MANAGING PACIFIC SELECT FUND

                       --------------------------------------------------------
[LOGO OF JANUS         Founded in 1969, Janus Capital Management LLC (formerly
APPEARS HERE]          Janus Capital Corporation) (Janus) manages accounts for
                       corporations, individuals, retirement plans and non-
Janus Capital          profit organizations, and serves as the adviser or
Management LLC         subadviser to the Janus Funds and other mutual funds.
100 Fillmore Street    Janus had approximately $182 billion in assets under
Denver, Colorado       management as of December 31, 2001.
80206
                       The Janus investment team focuses on individual companies, using an investment process supported by the company's 23 portfolio managers and 41 securities analysts.

                       Janus manages the Strategic Value Portfolio, the Growth LT Portfolio and the Focused 30 Portfolio.

                       --------------------------------------------------------
[LOGO OF LAZARD        Lazard Asset Management (Lazard), is a division of
APPEARS HERE]          Lazard Freres & Co. LLC (Lazard Freres), a New York
                       limited liability company. Lazard Freres provides both
Lazard Asset           individual and institutional clients with a wide
Management, a          variety of investment banking, brokerage and related
division of Lazard     services. Lazard and its affiliates provide investment
Freres & Co. LLC 30    management services to client discretionary accounts
Rockefeller Plaza      with assets totaling approximately $66 billion as of
New York, New York     December 31, 2001.
10112
                       Teamwork is the foundation of Lazard. Lazard's team of more than 130 portfolio managers and analysts drive its bottom-up approach to understanding individual companies within the global marketplace.

                       Lazard manages the Mid-Cap Value Portfolio and the International Value Portfolio.

                       --------------------------------------------------------
[LOGO OF MFS           Massachusetts Financial Services Company, doing
APPEARS HERE]          business as MFS Investment Management (MFS), and its
                       predecessor organizations have a history of money
MFS Investment         management dating from 1924 and the founding of the
Management 500         first mutual fund. Net assets under the management of
Boylston Street        the MFS organization were approximately $137 billion as
Boston,                of December 31, 2001.
Massachusetts 02116
                       MFS manages the Capital Opportunities Portfolio and the Global Growth Portfolio.

                       --------------------------------------------------------
[LOGO OF MERCURY       Mercury Advisors (Mercury) is a subsidiary of Merrill
ADVISORS]              Lynch & Company, Inc. (Merrill). Merrill Lynch
                       Investment Managers, Merrill's asset management unit,
Mercury Advisors       (MLIM) is the world's third largest active global
2 World Financial      investment management organization, managing
Center                 $529 billion in assets as of December 31, 2001. MLIM
New York, NY 10281-    has both experience and expertise to offer a broad
6100                   range of investment services to many diversified market
                       segments. MLIM is comprised of various divisions and subsidiaries including Fund Asset Management, L.P., doing business as Mercury Advisors. Mercury/MLIM have a dedicated Quantitative Strategies Division, which includes a five-member senior management team from the firm that served as portfolio manager prior to January
                       1, 2000, which had been responsible for portfolio management of the fund's Equity Index and Small-Cap
                       Index Portfolios since January 30, 1991 and January 1,
                       1999, respectively, until July 2, 1999.

                       Mercury manages the Equity Index Portfolio and the Small-Cap Index Portfolio.

                       --------------------------------------------------------
[LOGO OF MORGAN        Formed in 1975, Morgan Stanley Investment Management
STANLEY ASSET          Inc., doing business in certain instances as Morgan
MANAGEMENT APPEARS     Stanley Asset Management (MSAM), a subsidiary of Morgan
HERE]                  Stanley Dean Witter & Co., conducts a worldwide
                       portfolio management business and provides a broad
Morgan Stanley         range of portfolio management services to customers in
Asset Management       the U.S. and abroad. MSAM and its institutional
1221 Avenue of the     investment advisory affiliates managed or acted as
Americas               fiduciary adviser for approximately $416 billion in
New York, New York     assets as of December 31, 2001. MSAM's portfolio
10020                  managers are supported by a network of experienced
                       research professionals based in New York, London, Singapore and Tokyo.

                       MSAM manages the Real Estate Portfolio.

                       --------------------------------------------------------
[LOGO OF PIMCO         Founded in 1971, Pacific Investment Management Company
APPEARS HERE]          LLC (PIMCO) has nearly 300 clients, including some of
                       the largest employee benefit plans, endowments and
Pacific Investment     foundations in America. PIMCO had over $241 billion in
Management             assets under management as of December 31, 2001. PIMCO
Company LLC            specializes in the management of fixed income
840 Newport Center     portfolios. It has a long-term investment philosophy,
Drive,                 and uses a variety of techniques, including software
Suite 300              programs it has developed, to help increase portfolio
Newport Beach,         performance while controlling volatility. PIMCO is a
California 92660       subsidiary of Allianz Dresdner Asset Management of
                       America L.P. (ADAM LP). Allianz AG is the indirect majority owner of ADAM LP. Allianz is a European-based, multi-national insurance and financial services holding company. Pacific Life holds an indirect minority interest in ADAM LP.

                       PIMCO manages the Inflation Managed Portfolio and the Managed Bond Portfolio.

                       --------------------------------------------------------
[LOGO OF PUTNAM        Putnam Investment Management, LLC (Putnam) is one of
INVESTMENTS            the oldest and largest money management firms in the
APPEARS HERE]          U.S. Putnam is an indirect subsidiary of Marsh &
                       McLennan Companies, Inc. a publicly-owned holding
Putnam Investment      company whose principal businesses are international
Management, LLC        insurance and reinsurance brokerage, employee benefit
One Post Office        consulting and investment management. As of December
Square                 31, 2001, Putnam and its affiliates managed
Boston, MA 02109       $315 billion in assets.

                       Putnam manages the Equity Income Portfolio, the Research Portfolio and the Aggressive Equity Portfolio.

MANAGING PACIFIC SELECT FUND


                       --------------------------------------------------------
Fees and expenses      The table below shows the advisory fee and fund
paid by the fund       expenses as an annual percentage of each portfolio's
                       average daily net assets, based on the year 2001 unless
The fund pays          otherwise noted. To help limit fund expenses, effective
Pacific Life an        July 1, 2000 Pacific Life contractually agreed to waive
advisory fee for       all or part of its investment advisory fees or
the services it        otherwise reimburse each portfolio for operating
provides as            expenses (including organizational expenses, but not
investment adviser.    including advisory fees, additional costs associated
It also pays for       with foreign investing and extraordinary expenses) that
all of the costs of    exceed an annual rate of 0.10% of its average daily net
its operations, as     assets. Such waiver or reimbursement is subject to
well as for other      repayment to the extent such expenses fall below the
services Pacific       0.10% expense cap in future years. Any amounts repaid
Life provides          to Pacific Life will have the effect of increasing such
through a support      expenses of the portfolio, but not above the 0.10%
services agreement.    expense cap. For each portfolio, Pacific Life's right
                       to repayment of amounts waived and/or reimbursed is
Pacific Life uses      limited to amounts that do not cause such expenses to
part of the            exceed the new 0.10% expense cap and, except for
advisory fee to pay    portfolios that started on or after October 2, 2000,
for the services of    that do not exceed the previously established 0.25%
the portfolio          expense cap with respect to expenses incurred through
managers.              December 31, 2001. There is no guarantee that
                       Pacific Life will continue to cap expenses after December 31, 2002.

                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.

                    --------------------------------------------------------------------------------------
                                                                                   Less
                                               Advisory Other    12b-1    Total    adviser's     Total net
                    Portfolio                  fee      expenses amounts+ expenses reimbursement expenses
                    --------------------------------------------------------------------------------------
                                                       As an annual % of average daily net assets
                    Blue Chip/1/               0.95     0.05     0.04     1.04      --           1.04
                    Aggressive Growth/1/       1.00     0.18     0.06     1.24     (0.08)        1.16
                    Emerging Markets/1/        1.10     0.22     --       1.32      --           1.32
                    Diversified Research/1/    0.90     0.04     0.02     0.96      --           0.96
                    Small-Cap Equity/1/        0.65     0.05     --       0.70      --           0.70
                    I-Net Tollkeeper/2/        1.40     0.07     --       1.47      --           1.47
                    Financial Services/1/      1.10     0.20     0.04     1.34     (0.09)        1.25
                    Health Sciences/1/         1.10     0.11     0.03     1.24     (0.01)        1.23
                    Technology                 1.10     0.21     --       1.31     (0.11)        1.20
                    Telecommunications         1.10     0.29     --       1.39     (0.18)        1.21
                    Multi-Strategy/1/          0.65     0.04     0.01     0.70      --           0.70
                    Large-Cap Core/1/          0.65     0.04     0.02     0.71      --           0.71
                     (formerly Equity Income)
                    --------------------------------------------------------------------------------------

Fees and expenses
paid by the fund
(continued)

                    -------------------------------------------------------------------------------------
                                                                                  Less
                                              Advisory Other    12b-1    Total    adviser's     Total net
                    Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                    -------------------------------------------------------------------------------------
                                                      As an annual % of average daily net assets
                    Strategic Value           0.95     0.10     --       1.05      --           1.05
                    Growth LT/1/              0.75     0.04     0.03     0.82      --           0.82
                    Focused 30/1/             0.95     0.11     --       1.06      --           1.06
                    Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                    International Value       0.85     0.08     --       0.93      --           0.93
                    Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                    Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                    Equity Index              0.25     0.04     --       0.29      --           0.29
                    Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                    Real Estate               1.10     0.05     --       1.15      --           1.15
                     (formerly REIT)
                    Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                    Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                    Money Market              0.33     0.03     --       0.36      --           0.36
                    High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                    Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                    Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                    Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                       ----------------------------------------------------------------------------------

                       /1/ Total adjusted net expenses for these portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, and 0.87% for the Aggressive Equity Portfolio.
                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.
                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2001 because the portfolios started after December 31, 2001.
                       + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

MANAGING PACIFIC SELECT FUND

                       --------------------------------------------------------
How the fund is        The Pacific Select Fund is organized as a Massachusetts
organized              business trust. Its business and affairs are managed by
                       its board of trustees.

                       Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable if the fund is not able to meet its financial obligations. It is very unlikely that this will ever happen, and the fund's declaration of trust protects shareholders from liability.

                       Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Portfolios that qualify do not have to pay income tax as long as they distribute sufficient taxable income and net capital gains. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code that apply to mutual funds underlying variable contracts. You'll find more information about taxation in the fund's SAI.

                       The Pacific Select Fund may discontinue offering shares of any portfolio at any time or may offer shares of a new portfolio. If a portfolio is discontinued, any investment allocation to that portfolio will be allocated to another portfolio the trustees believe is suitable, as long as any required regulatory approvals are met.

PERFORMANCE OF COMPARABLE ACCOUNTS

                       --------------------------------------------------------
About the              This section shows you how a substantially similar
composites             account (or composite of accounts), managed by the
                       companies that now manage a portfolio has performed in the past. It does not show you how the portfolios have performed or will perform.

                       When showing comparable performance using a composite of accounts, the manager generally includes all accounts with substantially similar goals and policies. The managers have each represented that exclusion or omission of any substantially similar account's performance from the composite, individually or in the aggregate, does not result in a performance presentation that differs materially from a performance presentation that includes such accounts. The manager may, however, not include accounts that are too small or have too short an investment time horizon to accurately reflect the manager's performance, or that do not meet other established criteria to be included in a published composite.

                       Each composite's results are asset weighted and calculated on a monthly basis. Quarterly and annual composite performance figures are computed by linking monthly returns. Performance figures for each account are calculated monthly. Monthly market values include income accruals.

                       The overall performance of mutual funds and their expenses reflected in each composite, other than those funds sponsored by the respective portfolio managers (non-proprietary funds), have been provided by the sponsors or administrators for such funds and are not within control of and have not been independently verified by the portfolio manager or Pacific Life.

AIM CAPITAL MANAGEMENT, INC.

This chart shows    This chart does not show you the performance of the Blue
the historical      Chip Portfolio -- it shows the performance of a similar
performance of      account managed by AIM.
the Class A
shares of a         -----------------------------------------------------------
mutual fund         Annual total returns/Average annual total returns for the
managed by AIM.     periods ending December 31, 2001
The mutual fund
has investment                               AIM-managed
objectives,                                  mutual fund,
policies and                                 Class A               S&P 500
strategies that     Year/Period              (%)/1/                Index (%)/2/
are                 -----------------------------------------------------------
substantially       2001                     (22.91)               (11.88)
similar to those    2000                      (9.29)                (9.11)
of the Blue Chip    1999                      25.65                 21.04
Portfolio.          1998                      30.42                 28.58
                    1997                      31.91                 33.36
The performance     1996                      23.75                 22.96
shows the           1995                      32.00                 37.58
historical track    1994                       4.66                  1.32
record of the       1993                       4.61                 10.08
portfolio           1992                       2.64                  7.62
manager and is      -----------------------------------------------------------
not intended to     1 year                   (22.91)               (11.88)
imply how the       5 years                    8.62                 10.70
Blue Chip           10 years                  10.75                 12.93
Portfolio has       -----------------------------------------------------------
performed or
will perform.       /1/ This column shows performance (calculated in accordance
Total returns           with SEC standards) of a comparable AIM-managed fund
represent past          after Class A advisory fees and operating expenses have
performance of          been deducted, including custody fees and other expenses
the, Class A            normally paid by mutual funds and which the Blue Chip
shares of the           Portfolio will pay. The Blue Chip Portfolio's fees and
comparable              expenses may be higher than those reflected in the
mutual fund and         comparable fund which would reduce performance.
not the Blue
Chip Portfolio.     /2/ The Standard & Poor's 500 Composite Stock Price Index
                        shows the performance of the stocks of approximately 500
Returns do not          large-capitalization U.S. companies. Results include
reflect fees and        reinvested dividends.
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

--------------------------------------------------------------------------------

This chart shows    This chart does not show you the performance of the
the historical      Aggressive Growth Portfolio-- it shows the performance of
performance of      a similar account managed by AIM.
the Class A
shares of a         -----------------------------------------------------------
mutual fund         Annual total returns/Average annual total returns for the
managed by AIM.     periods ending December 31, 2001
The mutual fund
has investment                            AIM-managed
objectives,                               mutual
policies and                              fund, Class              Russell 2500
strategies that     Year/Period              A (%)/1/              Index (%)/2/
are                 -----------------------------------------------------------
substantially       2001                     (26.00)                1.22
similar to those    2000                       3.00                 4.27
of the              1999                      44.98                24.15
Aggressive          1998                       4.99                 0.38
Growth              1997                      12.24                24.36
Portfolio.          1996                      14.34                19.03
                    1995                      41.51                31.70
The performance     1994                      17.18                (1.06)
shows the           1993                      32.03                16.54
historical track    1992                      21.34                16.19
record of the       -----------------------------------------------------------
portfolio           1 year                   (26.00)                1.22
manager and is      5 years                    5.42                10.34
not intended to     10 years                  14.74                13.13
imply how the       -----------------------------------------------------------
Aggressive
Growth Portfolio    /1/ This column shows performance (calculated in accordance
has performed or        with SEC standards) of a comparable AIM-managed fund
will perform.           after Class A advisory fees and operating expenses have
Total returns           been deducted, including custody fees and other expenses
represent past          normally paid by mutual funds and which the Aggressive
performance of          Growth Portfolio will pay. The Aggressive Growth
the Class A             Portfolio's fees and expenses may be higher than those
shares of the           reflected in the comparable fund which would reduce
comparable              performance.
mutual fund and
not the             /2/ The Russell 2500 Index shows the performance of 2,500
Aggressive              of the smallest companies in the Russell 3000 Index.
Growth                  Results include reinvested dividends.
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

ALLIANCE CAPITAL MANAGEMENT L.P.


This chart shows       This chart does not show you the performance of the
the historical         Emerging Markets Portfolio - it shows the performance
performance of the     of a similar account managed by Alliance Capital.
Alliance Emerging
Markets Equity         --------------------------------------------------------
Composite. The         Annual total returns/Average annual total returns for
accounts in the        the periods ending December 31, 2001
composite have
investment                               Alliance
objectives,                              Emerging                  MSCI Emerging
policies and                             Markets Equity            Markets Free
strategies that are    Year/Period       Composite (%)/1/          Index (%)/2/
substantially          ---------------------------------------------------------
similar to those of    2001               (7.55)                   (2.37)
the Emerging           2000              (29.96)                  (30.61)
Markets Portfolio.     1999              116.29                    66.41
As of 12/31/01 the     1998              (28.80)                  (25.34)
composite consisted    1997               (9.33)                  (11.58)
of 3 advisory          1996               21.34                     6.03
accounts.              1995               (4.03)                   (5.21)
                       1994              (13.16)                   (7.32)
The performance        1993               63.33                    74.84
shows the              1992               16.36                    11.41
historical track       ---------------------------------------------------------
record of the          1 year             (7.55)                   (2.37)
portfolio manager      5 years            (1.07)                   (5.74)
and is not intended    10 years            5.27                     3.05
to imply how the       ---------------------------------------------------------
Emerging Markets
Portfolio has          /1/  This column shows performance after average
performed or will           advisory fees and operating expenses charged to the
perform. Total              accounts in the composite have been deducted. The
returns represent           Emerging Markets Portfolio's fees and expenses may
past performance of         be higher than those reflected in this composite
the composite and           which would reduce performance. Accounts in the
not the Emerging            composite other than mutual funds, were not subject
Markets Portfolio.          to the investment limitations, diversification
                            requirements and other restrictions of the 1940 Act
Returns do not              or Subchapter M of the IRC, which, if imposed, could
reflect fees and            have adversely affected the performance. The
expenses of any             composite reflects investment advisory fees and
variable annuity            transaction costs, but, for the accounts other than
contract or                 the mutual funds, does not include custody fees or
variable life               other expenses normally paid by mutual funds and
insurance policy,           which the Emerging Markets Portfolio will pay. If
and would be lower          these expenses were included, returns would be
if they did.                lower.

                       /2/ The MSCI Emerging Markets Free Index shows the performance typically of 800 to 900 stocks from approximately 26 emerging market countries. Results include reinvested dividends.

CAPITAL GUARDIAN TRUST COMPANY

This chart shows       This chart does not show you the performance of the
the historical         Diversified Research Portfolio - it shows the
performance of the     performance of similar accounts managed by Capital
Capital Guardian       Guardian.
U.S. Equity
Diversified            --------------------------------------------------------
Research Composite.    Annual total returns/Average annual total returns for
The accounts in the    the periods ending December 31, 2001
composite have
investment                                Capital Guardian
objectives,                               U.S. Equity Diversified   S&P 500
policies and           Year/Period        Research Composite (%)/1/ Index (%)/2/
strategies that are    ---------------------------------------------------------
substantially          2001               (3.43)                    (11.88)
similar to those of    2000                6.26                      (9.11)
the Diversified        1999               23.56                      21.04
Research Portfolio.    1998               28.40                      28.58
As of 12/31/01 the     1997               30.91                      33.36
composite consisted    1996               21.91                      22.96
of 7 advisory          1995               39.63                      37.58
accounts, including    1994                4.41                       1.32
3 mutual funds.        1993/3/             3.42                       5.42
                       ---------------------------------------------------------
The performance        1 year             (3.43)                    (11.88)
shows the              3 years             8.24                      (1.03)
historical track       5 years            16.34                      10.70
record of the          Since Inception/3/ 16.89                      13.36
portfolio manager      ---------------------------------------------------------
and is not intended
to imply how the       /1/  This column shows performance after the highest
Diversified                 advisory fees and operating expenses charged to the
Research Portfolio          accounts in the composite have been deducted. The
has performed or            Diversified Research Portfolio's fees and expenses
will perform. Total         may be higher than those reflected in this
returns represent           composite which would reduce performance. Accounts
past performance of         in the composite other than mutual funds, were not
the composite and           subject to the investment limitations,
not the Diversified         diversification requirements and other restrictions
Research Portfolio.         of the 1940 Act or Subchapter M of the IRC, which,
                            if imposed, could have adversely affected the
Returns do not              performance. The composite reflects investment
reflect fees and            advisory fees and transaction costs, but, for the
expenses of any             accounts other than the mutual funds, does not
variable annuity            include custody fees or other expenses normally paid
contract or                 by mutual funds and which the Diversified Research
variable life               Portfolio will pay. If these expenses were included,
insurance policy,           returns would be lower. Since 7/1/98, composite
and would be lower          results are calculated using an asset-weighted and
if they did.                cash-flow weighted method. (An asset-weighted method
                            was used from 4/1/93 to 6/30/98.)

                       /2/ The Standard & Poor's 500 Composite Stock Price Index shows the performance of the stocks of approximately 500 large-capitalization U.S. companies. Results include reinvested dividends.

                       /3/ The inception date of the composite was 3/31/93. Total returns and expenses are not annualized for the first year of operations.

PERFORMANCE OF COMPARABLE ACCOUNTS

INVESCO FUNDS GROUP, INC.

This chart shows    This chart does not show you the performance of the
the historical      Financial Services Portfolio -- it shows the performance
performance of      of similar accounts managed by INVESCO.
the INVESCO
Financial           -----------------------------------------------------------
Services            Annual total returns/Average annual total returns for the
Composite. The      periods ending December 31, 2001
accounts in the
composite have                      INVESCO Financial              S&P 500
investment          Year/Period     Services Composite (%)/1/      Index (%)/2/
objectives,         ------------------------------------------------------------
policies and        2001           (10.14)                         (11.88)
strategies that     2000            26.65                           (9.11)
are substantially   1999             0.74                           21.04
similar to those    1998            13.45                           28.58
of the Financial    1997            44.79                           33.36
Services            1996            30.29                           22.96
Portfolio. As of    1995            39.81                           37.58
12/31/01 the        1994            (5.89)                           1.32
composite           1993            18.52                           10.08
consisted of        1992            26.76                            7.62
2 mutual funds.     ------------------------------------------------------------
                    1 year         (10.14)                         (11.88)
The performance     5 years         13.50                           10.70
shows the           10 years        17.11                           12.93
historical track    ------------------------------------------------------------
record of the
portfolio           /1/  This column shows performance after average advisory
manager and is           fees and operating expenses charged to the accounts in
not intended to          the composite have been deducted, including custody
imply how the            fees and other expenses normally paid by mutual funds
Financial                and which the Financial Services Portfolio will pay.
Services                 The Financial Service Portfolio's fees and expenses may
Portfolio has            be higher than those reflected in this composite which
performed or             would reduce performance.
will perform.
Total returns       /2/  The Standard & Poor's 500 Composite Stock Price Index
represent past           shows the performance of the stocks of approximately
performance of           500 large-capitalization U.S. companies. Results
the composite            include reinvested dividends.
and not the
Financial
Services
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

--------------------------------------------------------------------------------

This chart shows    This chart does not show you the performance of the Health
the historical      Sciences Portfolio -- it shows the performance of similar
performance of      accounts managed by INVESCO.
the INVESCO         -----------------------------------------------------------
Health Sciences
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                         INVESCO Health                  S&P 500
objectives,         Year/Period    Sciences Composite (%)/1/       Index (%)/2/
policies and        ------------------------------------------------------------
strategies that     2001           (14.39)                          (11.88)
are                 2000            26.13                            (9.11)
substantially       1999             0.62                            21.04
similar to those    1998            43.40                            28.58
of the Health       1997            18.47                            33.36
Sciences            1996            11.41                            22.96
Portfolio. As of    1995            58.89                            37.58
12/31/01 the        1994             0.94                             1.32
composite           1993            (8.41)                           10.08
consisted of        1992           (13.74)                            7.62
2 mutual funds.     ------------------------------------------------------------
                    1 year         (14.39)                          (11.88)
The performance     5 years         13.04                            10.70
shows the           10 years        10.05                            12.93
historical track    ------------------------------------------------------------
record of the
portfolio           /1/ This column shows performance after average advisory
manager and is          fees and operating expenses charged to the accounts in
not intended to         the composite have been deducted, including custody fees
imply how the           and other expenses normally paid by mutual funds and
Health Sciences         which the Health Sciences Portfolio will pay. The Health
Portfolio has           Sciences Portfolio's fees and expenses may be higher
performed or            than those reflected in this composite which would
will perform.           reduce performance.
Total returns
represent past      /2/ The Standard & Poor's 500 Composite Stock Price Index
performance of          shows the performance of the stocks of approximately 500
the composite           large-capitalization U.S. companies. Results include
and not the             reinvested dividends.
Health Sciences
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

INVESCO FUNDS GROUP, INC.

This chart shows    This chart does not show you the performance of the
the historical      Technology Portfolio -- it shows the performance of
performance of      similar accounts managed by INVESCO.
the INVESCO
Technology          -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                                 INVESCO
objectives,                                Technology               S&P 500
policies and        Year/Period            Composite (%)/1/         Index (%)/2/
strategies that     ------------------------------------------------------------
are substantially   2001                   (45.40)                  (11.88)
similar to those    2000                   (22.69)                   (9.11)
of the              1999                   145.22                    21.04
Technology          1998                    28.83                    28.58
Portfolio. As of    1997                     8.85                    33.36
12/31/01 the        1996                    21.75                    22.96
composite           1995                    45.80                    37.58
consisted of 2      1994                     5.27                     1.32
mutual funds.       1993                    15.03                    10.08
                    1992                    18.79                     7.62
The performance     ------------------------------------------------------------
shows the           1 year                 (45.40)                  (11.88)
historical track    5 years                  7.74                    10.70
record of the       10 years                14.00                    12.93
portfolio           ------------------------------------------------------------
manager and is
not intended to     /1/ This column shows performance after average advisory
imply how the           fees and operating expenses charged to the accounts in
Technology              the composite have been deducted, including custody fees
Portfolio has           and other expenses normally paid by mutual funds and
performed or            which the Technology Portfolio will pay. The Technology
will perform.           Portfolio's fees and expenses may be higher than those
Total returns           reflected in this composite which would reduce
represent past          performance.
performance of
the composite       /2/ The Standard & Poor's 500 Composite Stock Price Index
and not the             shows the performance of the stocks of approximately 500
Technology              large-capitalization U.S. companies. Results include
Portfolio.              reinvested dividends.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

--------------------------------------------------------------------------------

This chart shows    This chart does not show you the performance of the
the historical      Telecommunications Portfolio -- it shows the performance
performance of      of similar accounts managed by INVESCO.
the INVESCO
Telecommunications  -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                                   INVESCO
objectives,                                  Telecommunications     S&P 500
policies and        Year/Period              Composite (%)/1/       Index (%)/2/
strategies that     ------------------------------------------------------------
are substantially   2001                     (54.17)                (11.88)
similar to those    2000                     (26.89)                 (9.11)
of the              1999                     144.09                  21.04
Telecommunications  1998                      40.99                  28.58
Portfolio. As of    1997                      30.29                  33.36
12/31/01 the        1996                      16.81                  22.96
composite           1995                      27.37                  37.58
consisted of 2      1994/3/                    5.02                   1.53
mutual funds.       ------------------------------------------------------------
                    1 year                   (54.17)                (11.88)
The performance     3 years                   (6.48)                 (1.03)
shows the           5 years                    8.48                  10.70
historical track    Since Inception/3/        12.19                  15.19
record of the       -----------------------------------------------------------
portfolio
manager and is      /1/ This column shows performance after average advisory
not intended to         fees and operating expenses charged to the accounts in
imply how the           the composite have been deducted, including custody fees
Telecommunications      and other expenses normally paid by mutual funds and
Portfolio has           which the Telecommunications Portfolio will pay. The
performed or            Telecommunications Portfolio's fees and expenses may be
will perform.           higher than those reflected in this composite which
Total returns           would reduce performance.
represent past
performance of      /2/ The Standard & Poor's 500 Composite Stock Price Index
the composite           shows the performance of the stocks of approximately 500
and not the             large-capitalization U.S. companies. Results include
Telecommunications      reinvested dividends.
Portfolio.
                    /3/ The inception date of the composite was 8/1/94. Total
Returns do not          returns and expenses are not annualized for the first
reflect fees and        year of operations.
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

JANUS CAPITAL MANAGEMENT LLC

This chart shows    This chart does not show you the performance of the
the historical      Strategic Value Portfolio - it shows the performance of
performance of      similar accounts managed by Janus.
the Janus
Strategic Value     -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                                 Janus Strategic Value    S&P 500
objectives,         Period                 Composite (%)/1/         Index (%)/2/
policies and        ------------------------------------------------------------
strategies that     2001                   (11.84)                     (11.88)
are                 2000/3/                 (0.41)                     (11.14)
substantially       ------------------------------------------------------------
similar to those    1 year                 (11.84)                     (11.88)
of the Strategic    Since Inception/3/      (7.16)                     (13.05)
Value Portfolio.    ------------------------------------------------------------
As of 12/31/01
the composite       /1/ This column shows performance after advisory fees and
consisted of 8          operating expenses charged to the accounts in the
advisory                composite have been deducted. The Strategic Value
accounts,               Portfolio's fees and expenses may be higher than those
including 5             reflected in this composite which would reduce
mutual funds.           performance. Accounts in the composite other than mutual
                        funds, were not subject to the investment limitations,
The performance         diversification requirements and other restrictions of
shows the               the 1940 Act or Subchapter M of the IRC, which, if
historical track        imposed, could have adversely affected the performance.
record of the           The composite reflects investment advisory fees and
portfolio               transaction costs, but, for the accounts other than the
manager and is          mutual funds, do not include custody fees or other
not intended to         expenses normally paid by mutual funds and which the
imply how the           Strategic Value Portfolio will pay. If these expenses
Strategic Value         were included, returns would be lower.
Portfolio has
performed or        /2/ The Standard & Poor's 500 Composite Stock Price Index
will perform.           shows the performance of the stocks of approximately 50
Total returns           large-capitalization U.S. companies. Results include
represent past          reinvested dividends.
performance of
the composite       /3/ The inception date of the composite was 4/1/00. Total
and not the             returns and expenses are not annualized for the first
Strategic Value         year of operations.
Portfolio.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

JANUS CAPITAL MANAGEMENT LLC

This chart shows    This chart does not show you the performance of the
the historical      Focused 30 Portfolio - it shows the performance of similar
performance of      accounts managed by Janus.
the Janus
Aggressive          -----------------------------------------------------------
Growth              Annual total returns/Average annual total returns for the
Composite. The      periods ending December 31, 2001
accounts in the
composite have                             Janus Aggressive
investment                                 Growth                  S&P 500
objectives,         Year/Period            Composite (%)/1/        Index (%)/2/
policies and        -----------------------------------------------------------
strategies that     2001                   (28.76)                 (11.88)
are                 2000                   (29.42)                  (9.11)
substantially       1999                    65.42                   21.04
similar to those    1998                    66.36                   28.58
of the Focused      1997                    27.55                   33.36
30 Portfolio. As    1996                    16.39                   22.96
of 12/31/01 the     1995                    45.85                   37.58
composite           1994                    (6.33)                   1.32
consisted of 46     1993                     7.36                   10.08
advisory            1992                     2.42                    7.62
accounts,           ------------------------------------------------------------
including 17        1 year                 (28.76)                 (11.88)
mutual funds.       5 years                 12.03                   10.70
                    10 years                16.05                   12.93
The performance     ------------------------------------------------------------
shows the
historical track    /1/ This column shows performance after advisory fees and
record of the           operating expenses charged to the accounts in the
portfolio               composite have been deducted. The Focused 30 Portfolio's
manager and is          fees and expenses may be higher than those reflected in
not intended to         this composite which would reduce performance. Accounts
imply how the           in the composite other than mutual funds, were not
Focused 30              subject to the investment limitations, diversification
Portfolio has           requirements and other restrictions of the 1940 Act or
performed or            Subchapter M of the IRC, which, if imposed, could have
will perform.           adversely affected the performance. The composite
Total returns           reflects investment advisory fees and transaction costs,
represent past          but, for the accounts other than the mutual funds, does
performance of          not include custody fees or other expenses normally
the composite           paid by mutual funds and which the Focused 30 Portfolio
and not the             will pay. If these expenses were included, returns
Focused 30              would be lower.
Portfolio.
                    /2/ The Standard & Poor's 500 Composite Stock Price Index
Returns do not          shows the performance of the stocks of approximately 50
reflect fees and        large-capitalization U.S. companies. Results include
expenses of any         reinvested dividends.
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

LAZARD ASSET MANAGEMENT

This chart shows       This chart does not show you the performance of the
the historical         International Value Portfolio -- it shows the
performance of the     performance of similar accounts managed by Lazard.
Lazard
International          --------------------------------------------------------
Equity Select          Annual total returns/Average annual total returns for
Composite as           the periods ending December 31, 2001
prepared for the
Pacific Select Fund                            Lazard
International Value                            International
Portfolio. The                                 Equity Select        MSCI EAFE
accounts in the        Year/Period             Composite (%)/1/     Index (%)/2/
composite have         ---------------------------------------------------------
investment             2001                    (19.69)              (21.21)
objectives,            2000                      3.19               (13.96)
policies and           1999                     20.19                27.30
strategies that are    1998                     23.74                20.33
substantially          1997                     18.91                 2.06
similar to those of    1996                     12.09                 6.36
the International      1995                      6.00                11.55
Value Portfolio. As    1994/3/                   1.24                 7.80
of 12/31/01 the        ---------------------------------------------------------
composite consisted    1 year                  (19.69)              (21.21)
of 192 advisory        3 years                  (0.13)               (4.79)
accounts, including    5 years                   7.94                 1.17
3 mutual funds.        Since Inception/3/        7.34                 3.91
                       ---------------------------------------------------------
The composite
performance shows      /1/ This column shows performance after advisory fees
the historical             and operating expenses charged to the accounts in
track record of the        the composite have been deducted. The International
portfolio manager          Value Portfolio's fees and expenses may be higher
and is not intended        than those reflected in the composite as prepared
to imply how the           for the Pacific Select Fund International Value
International Value        Portfolio, which would reduce performance. Accounts
Portfolio has              in the composite, other than mutual funds, were not
performed or will          subject to the investment limitations,
perform. Total             diversification requirements and other restrictions
returns represent          of the 1940 Act or Subchapter M of the IRC, which,
past performance of        if imposed, could have adversely affected the
the composite and          performance. The composite reflects investment
not the                    advisory fees and transaction costs, but, for the
International Value        accounts other than the mutual funds, does not
Portfolio.                 include custody fees or other expenses normally
                           paid by mutual funds and which the International
The International          Value Portfolio will pay. If these expenses were
Value Portfolio            included, returns would be lower.
will invest
primarily in           /2/ The MSCI EAFE Index shows the performance of stocks
foreign securities.        from 21 countries in Europe, Australia, New Zealand
Prior to 5/1/01,           and Asia. Results include reinvested dividends.
the composite
consisted of           /3/  The inception date of the composite was 1/1/94.
accounts that
invested in ADRs
(U.S. dollar-
denominated
securities). Lazard
believes that
investing all of
the accounts in
foreign securities
would have produced
substantially the
same performance.

Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be lower
if they did.

MFS INVESTMENT MANAGEMENT

This chart shows    This chart does not show you the performance of the
the historical      Capital Opportunities Portfolio -- it shows the
performance of      performance of similar accounts managed by MFS.
the MFS Capital
Opportunities       -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                                 MFS Capital
objectives,                                Opportunities           S&P 500
policies and        Year/Period            Composite (%)/1/        Index (%)/2/
strategies that     -----------------------------------------------------------
are
substantially       2001                   (24.51)                 (11.88)
similar to those    2000                    (4.90)                  (9.11)
of the Capital      1999                    48.40                   21.04
Opportunities       1998                    27.67                   28.58
Portfolio. As of    1997                    27.17                   33.36
12/31/01 the        1996                    17.32                   22.96
composite           1995                    45.06                   37.58
consisted of 8      1994                    (1.87)                   1.32
advisory            1993                    26.13                   10.08
accounts,           1992                    18.90                    7.62
including           ------------------------------------------------------------
2 mutual funds.     1 year                 (24.51)                 (11.88)
                    5 years                 11.67                   10.70
The performance     10 years                15.89                   12.93
shows the           ------------------------------------------------------------
historical track
record of the       /1/ This column shows performance after advisory fees and
portfolio               operating expenses charged to the accounts in the
manager and is          composite have been deducted. The Capital Opportunities
not intended to         Portfolio's fees and expenses may be higher than those
imply how the           reflected in this composite which would reduce
Capital                 performance. Accounts in the composite other than mutual
Opportunities           funds, were not subject to the investment limitations,
Portfolio has           diversification requirements and other restrictions of
performed or            the 1940 Act or Subchapter M of the IRC, which, if
will perform.           imposed, could have adversely affected the performance.
Total returns           The composite reflects investment advisory fees and
represent past          transaction costs, but, for the accounts other than the
performance of          mutual funds, does not include custody fees or other
the composite           expenses normally paid by mutual funds and which the
and not the             Capital Opportunities Portfolio will pay. If these
Capital                 expenses were included, returns would be lower.
Opportunities
Portfolio.          /2/ The Standard & Poor's 500 Composite Stock Price Index
                        shows the performance of the stocks of approximately 500
Returns do not          large-capitalization U.S. companies. Results include
reflect fees and        reinvested dividends.
expenses of any
variable annuity
contract or
variable life
insurance
policy, and
would be lower
if they did.

PERFORMANCE OF COMPARABLE ACCOUNTS

MFS INVESTMENT MANAGEMENT

This chart shows    This chart does not show you the performance of the Global
the historical      Growth Portfolio -- it shows the performance of similar
performance of      accounts managed by MFS.
the MFS Global
Growth              -----------------------------------------------------------
Composite. The      Annual total returns/Average annual total returns for the
accounts in the     periods ending December 31, 2001
composite have
investment                                                      MSCI All Countr
objectives,                             MFS Global Growth       World Free
policies and        Year/Period         Composite (%)/1/        Index (%)/2/
strategies that     -----------------------------------------------------------
are
substantially       2001                (18.97)                 (15.91)
similar to those    2000                (12.42)                 (13.94)
of the Global       1999                 64.87                   26.82
Growth              1998                 11.82                   21.97
Portfolio. As of    1997                 15.40                   15.00
12/31/01 the        1996                 14.19                   13.20
composite           1995                 17.07                   19.46
consisted of 3      1994/3/               3.55                    5.03
mutual funds.       -----------------------------------------------------------
                    1 year              (18.97)                 (15.91)
The performance     3 years               5.38                   (2.82)
shows the           5 years               8.59                    5.18
historical track    Since Inception/3/    9.65                    7.83
record of the       -----------------------------------------------------------
portfolio
manager and is      /1/ This column shows performance after average advisory
not intended to         fees and operating expenses charged to the accounts in
imply how the           the composite have been deducted, including custody
Global Growth           fees and other expenses normally paid by mutual funds
Portfolio has           and which the Global Growth Portfolio will pay. The
performed or            Global Growth Portfolio's fees and expenses may be
will perform.           higher than those reflected in this composite which
Total returns           would reduce performance.
represent past
performance of      /2/ The MSCI All Country World Free Index shows the
the composite           performance of stocks from 23 developed markets and 26
and not the             emerging markets. Results include reinvested
Global Growth           dividends.
Portfolio.
                    /3/ The inception date of the composite was 1/1/94.
Returns do not
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be
lower if they
did.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

This chart shows    This chart does not show you the performance of the
the historical      Inflation Managed Portfolio -- it shows the performance of
performance of      similar accounts managed by PIMCO.
the PIMCO Real
Return Full         -----------------------------------------------------------
Authority           Annual total returns/Average annual total returns for the
Composite. The      periods ending December 31, 2001
accounts in the
composite have                              PIMCO                Lehman Brothers
investment                                  Real Return          Inflation
objectives,                                 Full Authority       Linked
policies and        Year/Period             Composite (%)/1/     Index (%)/2/
strategies that     ------------------------------------------------------------
are
substantially       2001                     8.74                 7.90
similar to those    2000                    13.48                13.18
of the Inflation    1999                     5.71                 2.36
Managed             1998                     5.21                 3.95
Portfolio. As of    1997/3/                  3.03                 2.08
12/31/01 the        ------------------------------------------------------------
composite           1 year                   8.74                 7.90
consisted of 4      3 years                  9.27                 7.72
advisory            Since Inception/3/       7.43                 5.98
accounts,           ------------------------------------------------------------
including 3
mutual funds.       /1/ This column shows performance after advisory fees and
                        operating expenses charged to the accounts in the
The composite           composite have been deducted. The Inflation Managed
performance             Portfolio's fees and expenses may be higher than those
shows the               reflected in this composite which would reduce
historical track        performance. Accounts in the composite other than
record of the           mutual funds, were not subject to the investment
portfolio               limitations, diversification requirements and other
manager and is          restrictions of the 1940 Act or Subchapter M of the
not intended to         IRC, which, if imposed, could have adversely affected
imply how the           the performance. The composite reflects investment
Inflation               advisory fees and transaction costs, but, for the
Managed                 accounts other than the mutual funds, does not include
Portfolio has           custody fees or other expenses normally paid by mutual
performed or            funds and which the Inflation Managed Portfolio will
will perform.           pay. If these expenses were included, returns would be
Total returns           lower.
represent past
performance of      /2/ The Lehman Brothers Inflation Linked Index shows the
the composite           performance of all outstanding Treasury inflation
and not the             protected securities (TIPS). Results include
Inflation               reinvested dividends.
Managed
Portfolio.          /3/  The inception date of the composite was 3/1/97. Total returns and expenses are not annualized for the first
Returns do not           year of operations.
reflect fees and
expenses of any
variable annuity
contract or
variable life
insurance policy,
and would be
lower if they
did.

PUTNAM INVESTMENT MANAGEMENT, LLC

This chart shows    This chart does not show you the performance of the
the historical      Aggressive Equity Portfolio -- it shows the performance of a
performance of      similar account managed by Putnam.
Class A shares of
a Putnam-managed
mutual fund that    -----------------------------------------------------------
has investment      Annual total returns/Average annual total returns for the
objectives,         periods ending December 31, 2001
policies and
strategies that                             Putnam-managed
are substantially                           mutual fund,             Russell 25
similar to those    Year/Period             Class A (%)/1/           Index (%)/
of the Aggressive   -----------------------------------------------------------
Equity Portfolio.   2001                    (2.08)                    1.22
                    2000                    21.93                     4.27
The performance     1999                    27.04                    24.14
shows the           1998/3/                 (4.38)                   (4.88)
historical track    -----------------------------------------------------------
record of the       1 year                  (2.08)                    1.22
portfolio manager   3 years                 14.89                     9.43
and is not          Since Inception/3/      10.92                     6.33
intended to imply   -----------------------------------------------------------
how the
Aggressive Equity   /1/ This column shows performance (calculated in
Portfolio has           accordance with SEC standards) of a comparable Putnam-
performed or will       managed fund after Class A advisory fees and operating
perform. Total          expenses have been deducted, including custody fees and
returns represent       other expenses normally paid by mutual funds and which
past performance        the Aggressive Equity Portfolio will pay. The
of Class A shares       Aggressive  Equity Portfolio's fees and expenses may be
of the comparable       higher than those reflected in the comparable fund
mutual fund and         which would reduce performance.
not the
Aggressive Equity   /2/ The Russell 2500 Index shows the performance of 2,500
Portfolio.              of the smallest companies in the Russell 3000 Index.
                        Results include reinvested dividends.
Returns do not
reflect fees and    /3/ The inception date of the composite was 6/1/98. Total
expenses of any         returns and expenses are not annualized for the first
variable annuity         year of operations.
contract or
variable life
insurance policy,
and would be
lower if they
did.

INFORMATION FOR INVESTORS

                       --------------------------------------------------------
Fund availability      The Pacific Select Fund is available only to people who
                       own certain variable annuity contracts or variable life
You'll find            insurance policies. You do not buy, sell or exchange
information about      shares of the fund's portfolios - you choose investment
how this works in      options through your annuity contract or life insurance
the product            policy. The insurance company then invests in the
prospectus or          portfolios of the Pacific Select Fund according to the
offering               investment options you've chosen.
memorandum.

                       --------------------------------------------------------
How share prices       Each Pacific Select Fund portfolio is divided into
are calculated         shares. The price of a portfolio's shares is called its
                       net asset value (NAV) per share. NAV per share forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. It is calculated by taking the total value of a portfolio's assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a portfolio's assets is based on the total market value of all of the securities it holds.

                       Each portfolio's NAV per share is calculated once a day, every day the New York Stock Exchange (NYSE) is open. For purposes of calculating the NAV, the portfolios use pricing data received shortly after the NYSE close, usually at or about 4:00 p.m. Eastern time. Generally, for any transaction, we'll use the net asset value calculated after we receive a request to buy, sell or exchange shares.

An example of how      In general, the value of each security is based on its
we calculate net       actual or estimated market value, with special
asset value per        provision for assets without readily available market
share                  quotes, for short-term debt securities, and for
                       situations where market quotations are deemed unreliable or stale. For purposes of calculating the NAV, the funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets or market participants for those securities. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day. In unusual circumstances, the fund may value securities at fair value as estimated in good faith under procedures established by the board of trustees, based upon recommendations provided by the managers. Fair valuation may be used when market quotations are not readily available or reliable, or if extraordinary events occur after the close of the relevant market but prior to the NYSE close. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used.

     $80 million portfolio's assets
-     $3 million portfolio's liabilities
----------------
     $77 million
/      7 million outstanding shares
----------------
=            $11 net asset value
---------------- per share

                       A delay may happen in any of the following situations:

                       . the NYSE closes on a day other than a regular holiday
                         or weekend
                       . trading on the NYSE is restricted
                       . an emergency exists as determined by the SEC, making
                         securities sales or determinations of variable account asset valuations not practicable
                       . the SEC permits a delay for the protection of
                         shareholders.

Variable annuity       Because foreign securities can be traded on weekends,
contracts and          U.S. holidays and other times when the NYSE is closed,
variable life          changes in the market value of these securities are not
insurance policies     always reflected in the portfolio's NAV. It's not
may have other         possible to buy, sell, exchange or reinvest shares on
restrictions on        days the NYSE is closed, even if there has been a
buying and selling     change in the market value of these securities. For a
shares.                list of holidays observed, call Pacific Life or see the
                       SAI.

                      --------------------------------------------------------
Brokerage              The fund has adopted a brokerage enhancement plan under
enhancement plan       which the fund, through its distributor, Pacific Select
                       Distributors, Inc., can ask Pacific Life and each of
The brokerage          the fund's portfolio managers to allocate brokerage
enhancement plan       transactions to particular brokers or dealers, subject
was adopted by the     to best price and execution, to help promote the
fund pursuant to       distribution of the fund's shares. In return for
Rule 12b-1 under       brokerage transactions, certain brokers and dealers may
the Investment         give brokerage credits, other benefits or services or
Company Act of         other compensation that, under the plan, may be used
1940, and may be       with broker-dealers to help obtain certain
considered a           distribution-related activities or services. These
distribution plan      credits or other compensation may be applied toward
because it uses a      another service or benefit provided by a broker-dealer
fund asset -           such as (but not limited to) the ability to promote the
brokerage - to help    fund at a conference or meeting sponsored by a broker-
promote                dealer.
distribution of the
fund's shares.         The plan is not expected to increase brokerage costs to
                       a portfolio. The granting of brokerage credits or receipt of other compensation under the plan may be a factor considered by a portfolio manager or the adviser in allocating brokerage. In addition, a portfolio manager or the adviser is always free to consider the sale of fund shares or variable contracts in allocating brokerage.

FINANCIAL HIGHLIGHTS

The financial highlights table is designed to help you understand how the Pacific Select Fund portfolios have performed for the past five years (or since inception, if shorter). Certain information reflects financial results for a single portfolio share. Total investment return indicates how much an investment in the portfolio would have earned, assuming all dividends and distributions had been reinvested. Financial highlights do not appear for the Equity Income and Research Portfolios because these Portfolios started on January 2, 2002.

                                     Blue Chip Portfolio                      Aggressive Growth Portfolio
                          ----------------------------------------------  -------------------------------------
                                                                 2001/3/                                2001/3/
------------------------  ----------------------------------------------  -------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                                      10.00                                  10.00

Plus income from
 investment operations
Net investment income
 (loss)                     $                                       0.01                                  (0.03)
Net realized and
 unrealized loss on
 securities                 $                                      (1.86)                                 (1.95)
------------------------  ----------------------------------------------  -------------------------------------
Total from investment
 operations                 $                                      (1.85)                                 (1.98)

Less distributions
Dividends from net
 investment income          $                                      (0.01)                                     -
Distributions from
 capital gains              $                                          -                                      -
------------------------  ----------------------------------------------  -------------------------------------
Total distributions         $                                      (0.01)                                     -

Net asset value, end of
 year                       $                                       8.14                                   8.02
========================  ==============================================  =====================================
Total investment
 return/1/                  %                                     (18.57)                                (19.78)

RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                                    531,021                                 89,520
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                                       1.00                                   1.10
 . before expense
   reductions               %                                       1.04                                   1.24
Ratios of net investment
 income (loss) to
 average net assets
 . after expense
   reductions               %                                       0.11                                  (0.65)
 . before expense
   reductions/2/            %                                       0.07                                  (0.79)
Portfolio turnover rate     %                                      23.71                                  83.91
                                  Emerging Markets Portfolio                 Diversified Research Portfolio
                          ----------------------------------------------  -------------------------------------
                                1997     1998     1999  2000/4/     2001                       2000/3/     2001
------------------------  ----------------------------------------------  -------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   9.68     9.47     6.85    10.48     6.73                         10.00    10.99

Plus income from
 investment operations
Net investment income
 (loss)                     $   0.06     0.10     0.03    (0.03)    0.04                          0.03     0.02
Net realized and
 unrealized gain (loss)
 on securities              $  (0.22)   (2.64)    3.63    (3.71)   (0.62)                         0.99    (0.33)
------------------------  ----------------------------------------------  -------------------------------------
Total from investment
 operations                 $  (0.16)   (2.54)    3.66    (3.74)   (0.58)                         1.02    (0.31)

Less distributions
Dividends from net
 investment income          $  (0.05)   (0.08)   (0.03)   (0.01)   (0.01)                        (0.03)   (0.02)
Distributions from
 capital gains              $      -        -        -        -        -                             -        -
------------------------  ----------------------------------------------  -------------------------------------
Total distributions         $  (0.05)   (0.08)   (0.03)   (0.01)   (0.01)                        (0.03)   (0.02)

Net asset value, end of
 year                       $   9.47     6.85    10.48     6.73     6.14                         10.99    10.66
========================  ==============================================  =====================================
Total investment
 return/1/                  %  (1.69)  (26.83)   53.56   (35.69)   (8.68)                        10.21    (2.74)

RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 99,425  106,570  217,030  178,903  163,150                       144,898  242,648
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %   1.46     1.46     1.41     1.30     1.31                          0.98     0.94
 . before expense
   reductions               %   1.47     1.46     1.42     1.30     1.32                          0.99     0.96
Ratios of net investment
 income to average net
 assets
 . after expense
   reductions               %   0.80     1.42     0.74     0.01     0.92                          0.51     0.28
 . before expense
   reductions/2/            %   0.79     1.42     0.74        -     0.91                          0.50     0.26
Portfolio turnover rate     %  69.60    29.82    48.52   120.01    84.53                         23.71    34.80

The information in the financial highlights tables for the years 1997 through 2001 is included and can be read in conjunction with the fund's financial statements, which are in the fund's annual report dated as of December 31, 2001. These financial statements have been audited by Deloitte & Touche LLP, independent auditors. Please turn to the back cover to find out how you can get a copy of the annual report.

                                  Small-Cap Equity Portfolio                       I-Net Tollkeeper Portfolio
                          -----------------------------------------------  ----------------------------------------
                                 1997     1998     1999     2000     2001                          2000/3/     2001
------------------------  -----------------------------------------------  ----------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   21.45    24.61    22.92    29.79    21.19                            10.00     6.78

Plus income from
 investment operations
Net investment income
 (loss)                     $    0.05     0.02     0.05     0.15     0.12                            (0.04)   (0.08)
Net realized and
 unrealized gain (loss)
 on securities              $    5.65     0.90     9.75    (6.51)   (0.61)                           (3.18)   (2.22)
------------------------  -----------------------------------------------  ----------------------------------------
Total from investment
 operations                 $    5.70     0.92     9.80    (6.36)   (0.49)                           (3.22)   (2.30)

Less distributions
Dividends from net
 investment income          $   (0.05)   (0.02)   (0.05)   (0.15)   (0.11)                               -        -
Distributions from
 capital gains              $   (2.49)   (2.59)   (2.88)   (2.09)   (3.19)                               -        -
------------------------  -----------------------------------------------  ----------------------------------------
Total distributions         $   (2.54)   (2.61)   (2.93)   (2.24)   (3.30)                               -        -

Net asset value, end of
 year                       $   24.61    22.92    29.79    21.19    17.40                             6.78     4.48
========================  ===============================================  ========================================
Total investment
 return/1/                  %   30.27     2.69    47.52   (22.41)   (2.54)                          (32.17)  (33.89)

RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $ 246,555  267,958  425,107  582,644  563,098                          115,554   74,294
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %    0.70     0.70     0.70     0.69     0.69                             1.60     1.57
 . before expense
   reductions               %    0.70     0.70     0.70     0.69     0.70                             1.63     1.57
Ratios of net investment
 income (loss) to average
 net assets
 . after expense
   reductions               %    0.22     0.11     0.22     0.62     0.67                            (1.03)   (1.35)
 . before expense
   reductions/2/            %    0.21     0.11     0.22     0.61     0.67                            (1.06)   (1.35)
Portfolio turnover rate     %   52.20    48.48    49.34    45.54    49.93                            47.56    46.78

                                 Financial Services Portfolio                       Health Sciences Portfolio
                          -----------------------------------------------  ----------------------------------------
                                                                  2001/3/                                   2001/3/
------------------------  -----------------------------------------------  ----------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                                       10.00                                     10.00

Plus income from
 investment operations
Net investment income
 (loss)                     $                                        0.02                                    (0.02)
Net realized and
 unrealized loss on
 securities                 $                                       (0.75)                                   (0.75)
------------------------  -----------------------------------------------  ----------------------------------------
Total from investment
 operations                 $                                       (0.73)                                   (0.77)

Less distributions
Dividends from net
 investment income          $                                       (0.02)                                        -
Distributions from
 capital gains              $                                           -                                         -
------------------------  -----------------------------------------------  ----------------------------------------
Total distributions         $                                       (0.02)                                        -

Net asset value, end of
 year                       $                                        9.25                                      9.23
========================  ===============================================  ========================================
Total investment
 return/1/                  %                                       (7.28)                                    (7.69)

RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                                      61,968                                     86,911
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                                        1.20                                      1.20
 . before expense
   reductions               %                                        1.34                                      1.24
Ratios of net investment
 income (loss) to
 average net assets
 . after expense
   reductions               %                                        0.43                                     (0.42)
 . before expense
   reductions/2/            %                                        0.29                                     (0.46)
Portfolio turnover rate     %                                       82.16                                     94.37

FINANCIAL HIGHLIGHTS


                                 Technology Portfolio                           Telecommunications Portfolio
                      -----------------------------------------------  ---------------------------------------------------
                                                              2001/3/                                              2001/3/
--------------------  -----------------------------------------------  ---------------------------------------------------
OPERATING
PERFORMANCE
Net asset value,
 beginning of year      $                                       10.00                                                10.00

Plus income from
 investment
 operations
Net investment loss     $                                       (0.02)                                                   -
Net realized and
 unrealized loss on
 securities             $                                       (4.07)                                              (4.67)
--------------------  -----------------------------------------------  ---------------------------------------------------
Total from
 investment
 operations             $                                       (4.09)                                              (4.67)

Less distributions
Dividends from net
 investment income      $                                           -                                               (0.01)
Distributions from
 capital gains          $                                           -                                                    -
--------------------  -----------------------------------------------  ---------------------------------------------------
Total distributions     $                                           -                                               (0.01)

Net asset value, end
 of year                $                                        5.91                                                 5.32
===================  ================================================  ===================================================
Total investment
 return/1/              %                                       40.94                                              (46.72)

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 year (in thousands)    $                                      52,160                                               16,399
Ratios of expenses
 to average net
 assets
 . after expense
   reductions/2/        %                                        1.20                                                 1.21
 . before expense
   reductions           %                                        1.31                                                 1.39
Ratios of net
 investment income
 (loss) to average
 net assets
 . after expense
   reductions           %                                       (0.71)                                                0.08
 . before expense
   reductions/2/        %                                       (0.82)                                              (0.10)
Portfolio turnover
 rate                   %                                       69.22                                                77.40
                                                                                  Large-Cap Core Portfolio
                               Multi-Strategy Portfolio                   (formerly called Equity Income Portfolio)
                      -----------------------------------------------  ---------------------------------------------------
                             1997     1998     1999     2000     2001     1997       1998       1999       2000       2001
--------------------  -----------------------------------------------  ---------------------------------------------------
OPERATING
PERFORMANCE
Net asset value,
 beginning of year      $   14.75    16.18    17.32    16.98    15.40    20.45      24.47      26.89      27.75      23.46

Plus income from
 investment
 operations
Net investment
 income                 $    0.50     0.46     0.44     0.44     0.38     0.20       0.20       0.24       0.22       0.16
Net realized and
 unrealized gain
 (loss) on
 securities             $    2.23     2.34     0.74    (0.33)   (0.56)    5.35       5.44       3.20      (1.98)     (2.23)
--------------------  -----------------------------------------------  ---------------------------------------------------
Total from
 investment
 operations             $    2.73     2.80     1.18     0.11    (0.18)    5.55       5.64       3.44      (1.76)     (2.07)

Less distributions
Dividends from net
 investment income      $   (0.50)   (0.46)   (0.43)   (0.43)   (0.37)   (0.20)     (0.20)     (0.24)    (0.22)      (0.15)
Distributions from
 capital gains          $   (0.80)   (1.20)   (1.09)   (1.26)   (0.03)   (1.33)     (3.02)     (2.34)    (2.31)      (0.26)
--------------------  -----------------------------------------------  ---------------------------------------------------
Total distributions     $   (1.30)   (1.66)   (1.52)   (1.69)   (0.40)   (1.53)     (3.22)     (2.58)    (2.53)      (0.41)
Net asset value, end
 of year                $   16.18    17.32    16.98    15.40    14.82    24.47      26.89      27.75      23.46      20.98
--------------------  -----------------------------------------------  ---------------------------------------------------
Total investment
 return/1/              %   19.62    18.17     7.04     0.75    (1.15)   28.60      24.18      13.26      (6.71)     (8.87)

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 year (in thousands)    $ 367,128  576,424  739,506  762,502  760,507  806,112  1,262,143  1,813,224  1,940,766  1,300,440
Ratios of expenses
 to average net
 assets
 . after expense
   reductions/2/        %    0.71     0.70     0.70     0.69     0.69     0.70       0.69       0.70       0.69       0.69
 . before expense
   reductions           %    0.71     0.71     0.70     0.70     0.70     0.70       0.70       0.70       0.69       0.71
Ratios of net
 investment income
 to average net
 assets
 . after expense
   reductions           %    3.25     2.81     2.57     2.68     2.55     0.91       0.84       0.91       0.85       0.68
 . before expense
   reductions/2/        %    3.25     2.81     2.56     2.67     2.54     0.91       0.84       0.91       0.84       0.66
Portfolio turnover
 rate                   %   71.89   102.38   196.97   237.43   220.34   105.93      80.78      69.34      45.41      40.87

                                   Strategic Value Portfolio                          Growth LT Portfolio
                          --------------------------------------------  ---------------------------------------------------
                                                    2000/3/       2001     1997       1998       1999       2000       2001
------------------------  --------------------------------------------  ---------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                         10.00       9.76    16.50      17.31      26.20      47.67      31.30

Plus income from
 investment operations
Net investment income
 (loss)                     $                          0.03       0.03     0.16      (0.04)      0.15       0.33       0.19
Net realized and
 unrealized gain (loss)
 on securities              $                         (0.25)     (0.99)    1.51       9.86      23.95      (9.43)     (8.71)
------------------------  --------------------------------------------  ---------------------------------------------------
Total from investment
 operations                 $                         (0.22)     (0.96)    1.67       9.82      24.10      (9.10)     (8.52)

Less distributions
Dividends from net
 investment income          $                         (0.02)     (0.03)   (0.09)     (0.05)         -      (0.22)     (0.26)
Distributions from
 capital gains              $                             -          -    (0.77)     (0.88)     (2.63)     (7.05)     (3.93)
------------------------  --------------------------------------------  ---------------------------------------------------
Total distributions         $                         (0.02)     (0.03)   (0.86)     (0.93)     (2.63)     (7.27)     (4.19)

Net asset value, end of
 year                       $                          9.76       8.77    17.31      26.20      47.67      31.30      18.59
========================  ============================================  ===================================================
Total investment
 return/1/                  %                         (2.19)     (9.87)   10.96      58.29      98.08     (21.70)    (29.55)

RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                        42,876     86,740  677,147  1,279,759  3,655,851  3,575,195  2,280,990
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                          1.05       1.05     0.82       0.80       0.79       0.79       0.79
 . before expense
   reductions               %                          1.44       1.05     0.82       0.80       0.79       0.80       0.82
Ratios of net investment
 income (loss) to
 average net assets
 . after expense
   reductions               %                          1.30       0.44     0.52      (0.08)     (0.33)      0.30       0.31
 . before expense
   reductions/2/            %                          0.91       0.43     0.52      (0.08)     (0.33)      0.30       0.27
Portfolio turnover rate     %                          9.88      91.97   145.17     116.96     111.56      68.37      90.93
                                     Focused 30 Portfolio                           Mid-Cap Value Portfolio
                          --------------------------------------------  ---------------------------------------------------
                                                    2000/3/       2001                        1999/3/       2000       2001
------------------------  --------------------------------------------  ---------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                         10.00       8.22                          10.00      10.50      12.90

Plus income from
 investment operations
Net investment income       $                          0.04       0.01                           0.02       0.05       0.10
Net realized and
 unrealized gain (loss)
 on securities              $                         (1.78)     (1.11)                          0.50       2.54       1.60
------------------------  --------------------------------------------  ---------------------------------------------------
Total from investment
 operations                 $                         (1.74)     (1.10)                          0.52       2.59       1.70

Less distributions
Dividends from net
 investment income          $                         (0.04)         -                          (0.02)     (0.05)     (0.10)
Distributions from
 capital gains              $                             -          -                              -      (0.14)     (0.34)
------------------------  --------------------------------------------  ---------------------------------------------------
Total distributions         $                         (0.04)         -                          (0.02)     (0.19)     (0.44)

Net asset value, end of
 year                       $                          8.22       7.12                          10.50      12.90      14.16
========================  ============================================  ===================================================
Total investment
 return/1/                  %                        (17.39)    (13.35)                          5.22      24.91      13.30

RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                        48,949     58,095                        107,434    406,528    826,958
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                          1.05       1.05                           0.97       0.88       0.89
 . before expense
   reductions               %                          1.37       1.06                           0.97       0.98       1.00
Ratios of net investment
 income to average net
 assets
 . after expense
   reductions               %                          2.15       0.17                           0.44       0.57       0.83
 . before expense
   reductions/2/            %                          1.83       0.17                           0.44       0.47       0.72
Portfolio turnover rate     %                         23.51     213.23                          84.14     136.97     148.32

FINANCIAL HIGHLIGHTS


                            International Value Portfolio                          Capital Opportunities Portfolio
                  -----------------------------------------------------  ---------------------------------------------------
                      1997/5/     1998       1999       2000    2001/6/                                              2001/3/
----------------  -----------------------------------------------------  ---------------------------------------------------
OPERATING
PERFORMANCE
Net asset value,
 beginning of
 year               $   15.40    16.21      15.80      18.49      15.85                                                10.00

Plus income from
 investment
 operations
Net investment
 income             $    0.41     0.11       0.06       0.09       0.08                                                 0.01
Net realized and
 unrealized gain
 (loss) on
 securities         $    1.00     0.90       3.37      (2.19)     (3.50)                                               (1.56)
----------------  -----------------------------------------------------  ---------------------------------------------------
Total from
 investment
 operations         $    1.41     1.01       3.43      (2.10)     (3.42)                                               (1.55)

Less
 distributions
Dividends from
 net investment
 income             $   (0.29)   (0.17)     (0.12)     (0.02)     (0.14)                                               (0.01)
Distributions
 from capital
 gains              $   (0.31)   (1.25)     (0.62)     (0.52)     (0.23)                                                   -
----------------  -----------------------------------------------------  ---------------------------------------------------
Total
 distributions      $   (0.60)   (1.42)     (0.74)     (0.54)     (0.37)                                               (0.01)

Net asset value,
 end of year        $   16.21    15.80      18.49      15.85      12.06                                                 8.44
================  =====================================================  ===================================================
Total investment
 return/1/          %    9.28     5.60      22.82     (11.40)    (21.87)                                              (15.54)

RATIOS AND
SUPPLEMENTAL
DATA
Net assets, end
 of year (in
 thousands)         $ 764,036  996,215  1,683,446  1,635,737  1,131,999                                              154,091
Ratios of
 expenses to
 average net
 assets
 . after expense
   reductions/2/    %    1.02     1.00       1.01       0.96       0.93                                                 0.91
 . before
   expense
   reductions       %    1.03     1.00       1.01       0.96       0.93                                                 0.94
Ratios of net
 investment
 income to
 average net
 assets
 . after expense
   reductions       %    1.81     1.36       1.12       1.09       1.06                                                 0.19
 . before
   expense
   reductions/2/    %    1.79     1.36       1.12       1.09       1.06                                                 0.16
Portfolio
 turnover rate      %   84.34    45.61      55.56      63.27      91.89                                                98.40
                               Global Growth Portfolio                               Equity Index Portfolio
                  -----------------------------------------------------  ---------------------------------------------------
                                                                2001/3/     1997       1998       1999    2000/7/       2001
----------------  -----------------------------------------------------  ---------------------------------------------------
OPERATING
PERFORMANCE
Net asset value,
 beginning of
 year               $                                             10.00    20.42      25.71      32.33      38.41      34.12

Plus income from
 investment
 operations
Net investment
 income (loss)      $                                             (0.02)    0.37       0.38       0.39       0.35       0.33
Net realized and
 unrealized gain
 (loss) on
 securities         $                                             (1.48)    6.13       6.83       6.24      (3.88)     (4.46)
----------------  -----------------------------------------------------  ---------------------------------------------------
Total from
 investment
 operations         $                                             (1.50)    6.50       7.21       6.63      (3.53)     (4.13)

Less
 distributions
Dividends from
 net investment
 income             $                                                 -    (0.37)     (0.37)     (0.39)     (0.35)     (0.33)
Distributions
 from capital
 gains              $                                                 -    (0.84)     (0.22)     (0.16)     (0.41)     (0.12)
----------------  -----------------------------------------------------  ---------------------------------------------------
Total
 distributions      $                                                 -    (1.21)     (0.59)     (0.55)     (0.76)     (0.45)

Net asset value,
 end of year        $                                              8.50    25.71      32.33      38.41      34.12      29.54
================  =====================================================  ===================================================
Total investment
 return/1/          %                                            (14.97)   32.96      28.45      20.59      (9.29)    (12.15)

RATIOS AND
SUPPLEMENTAL
DATA
Net assets, end
 of year (in
 thousands)         $                                            23,336  874,136  1,496,457  2,423,611  2,585,065  2,009,221
Ratios of
 expenses to
 average net
 assets
 . after expense
   reductions/2/    %                                              1.76     0.23       0.21       0.20       0.29       0.29
 . before
   expense
   reductions       %                                              2.15     0.23       0.21       0.21       0.29       0.29
Ratios of net
 investment
 income (loss)
 to average net
 assets
 . after expense
   reductions       %                                             (0.23)    1.61       1.33       1.14       0.96       1.06
 . before
   expense
   reductions/2/    %                                             (0.62)    1.61       1.33       1.13       0.96       1.06
Portfolio
 turnover rate      %                                            123.50     2.58       2.48       4.16       4.13       4.58

                                                                                       Real Estate Portfolio
                                   Small-Cap Index Portfolio                     (formerly called REIT Portfolio)
                          -----------------------------------------------  -------------------------------------------------
                                                1999/3/  2000/7/     2001                      1999/3/       2000       2001
------------------------  -----------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $                     10.00    11.74    11.13                        10.00       9.59      12.23

Plus income from
 investment operations
Net investment income       $                      0.06     0.13     0.10                         0.39       0.46       0.53
Net realized and
 unrealized gain (loss)
 on securities              $                      1.87    (0.55)    0.09                        (0.39)      2.65       0.49
------------------------  -----------------------------------------------  -------------------------------------------------
Total from investment
 operations                 $                      1.93    (0.42)    0.19                            -       3.11       1.02

Less distributions
Dividends from net
 investment income          $                     (0.06)   (0.13)   (0.09)                       (0.39)     (0.46)     (0.40)
Distributions from
 capital gains              $                     (0.13)   (0.06)   (0.92)                       (0.02)     (0.01)     (0.05)
------------------------  -----------------------------------------------  -------------------------------------------------
Total distributions         $                     (0.19)   (0.19)   (1.01)                       (0.41)     (0.47)     (0.45)

Net asset value, end of
 year                       $                     11.74    11.13    10.31                         9.59      12.23      12.80
------------------------  -----------------------------------------------  -------------------------------------------------
Total investment
 return/1/                  %                     19.36    (3.61)    1.74                        (0.01)     32.77       8.55

RATIOS AND SUPPLEMENTAL
DATA
Net assets, end of year
 (in thousands)             $                   115,052  182,355  219,725                       50,101    168,942    236,302
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %                      0.75     0.60     0.57                         1.28       1.14       1.15
 . before expense
   reductions               %                      0.94     0.62     0.57                         1.28       1.14       1.15
Ratios of net investment
 income to average net
 assets
 . after expense
   reductions               %                      0.99     1.18     1.05                         6.09       5.16       4.78
 . before expense
   reductions/2/            %                      0.80     1.16     1.05                         6.09       5.16       4.78
Portfolio turnover rate     %                     52.06    67.45    51.78                        20.24      18.22      30.13
                                  Inflation Managed Portfolio                         Managed Bond Portfolio
                          -----------------------------------------------  -------------------------------------------------
                                 1997     1998     1999     2000     2001     1997     1998       1999       2000       2001
------------------------  -----------------------------------------------  -------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year          $   10.38    10.78    10.98    10.10    10.68    10.75    11.14      11.38      10.33      10.82

Plus income from
 investment operations
Net investment income       $    0.53     0.54     0.52     0.58     0.41     0.59     0.57       0.59       0.68       0.55
Net realized and
 unrealized gain (loss)
 on securities              $    0.42     0.42    (0.74)    0.58     0.04     0.44     0.40      (0.79)      0.47       0.23
------------------------  -----------------------------------------------  -------------------------------------------------
Total from investment
 operations                 $    0.95     0.96    (0.22)    1.16     0.45     1.03     0.97      (0.20)      1.15       0.78

Less distributions
Dividends from net
 investment income          $   (0.55)   (0.55)   (0.52)   (0.58)   (0.40)   (0.60)   (0.58)     (0.59)     (0.66)     (0.57)
Distributions from
 capital gains              $       -    (0.21)   (0.14)       -        -    (0.04)   (0.15)     (0.26)         -          -
------------------------  -----------------------------------------------  -------------------------------------------------
Total distributions         $   (0.55)   (0.76)   (0.66)   (0.58)   (0.40)   (0.64)   (0.73)     (0.85)     (0.66)     (0.57)

Net asset value, end of
 year                       $   10.78    10.98    10.10    10.68    10.73    11.14    11.38      10.33      10.82      11.03
========================  ===============================================  =================================================
Total investment
 return/1/                  %    9.48     9.24    (1.95)   11.85     4.27     9.92     9.20      (1.91)     11.53       7.33

RATIOS AND SUPPLEMENTAL
 DATA
Net assets, end of year
 (in thousands)             $ 129,900  190,428  428,174  572,827  620,494  468,575  765,989  1,090,978  1,613,748  2,353,055
Ratios of expenses to
 average net assets
 . after expense
   reductions/2/            %    0.66     0.66     0.66     0.62     0.66     0.66     0.66       0.65       0.64       0.64
 . before expense
   reductions               %    0.67     0.66     0.66     0.65     0.67     0.66     0.66       0.66       0.65       0.65
Ratios of net investment
 income to average net
 assets
 . after expense
   reductions               %    5.39     5.16     5.19     5.77     3.73     5.72     5.40       5.68       6.42       5.09
 . before expense
   reductions/2/            %    5.38     5.16     5.19     5.74     3.72     5.72     5.40       5.67       6.41       5.09
Portfolio turnover rate     %  203.01   266.83   370.28   589.38   873.05   230.87   230.99     374.74     406.54     412.87

FINANCIAL HIGHLIGHTS



                                     Money Market Portfolio                           High Yield Bond Portfolio
                       ------------------------------------------------------  -------------------------------------------
                              1997      1998       1999       2000       2001     1997     1998     1999     2000     2001
---------------------  ------------------------------------------------------  -------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year       $   10.04     10.06      10.05      10.08      10.09     9.94     9.98     9.34     8.81     7.70

Plus income from
 investment
 operations
Net investment income    $    0.51      0.52       0.46       0.60       0.38     0.78     0.78     0.78     0.82     0.73
Net realized and
 unrealized gain
 (loss) on securities    $    0.01         -       0.03       0.01          -     0.12    (0.55)   (0.53)   (1.13)   (0.62)
---------------------  ------------------------------------------------------  -------------------------------------------
Total from investment
 operations              $    0.52      0.52       0.49       0.61       0.38     0.90     0.23     0.25    (0.31)    0.11

Less distributions
Dividends from net
 investment income       $   (0.50)    (0.53)     (0.46)     (0.60)     (0.38)   (0.77)   (0.78)   (0.78)   (0.80)   (0.74)
Distributions from
 capital gains           $       -         -          -          -          -    (0.09)   (0.09)       -        -        -
---------------------  ------------------------------------------------------  -------------------------------------------
Total distributions      $   (0.50)    (0.53)     (0.46)     (0.60)     (0.38)   (0.86)   (0.87)   (0.78)   (0.80)   (0.74)

Net asset value, end
 of year                 $   10.06     10.05      10.08      10.09      10.09     9.98     9.34     8.81     7.70     7.07
=====================  ======================================================  ===========================================
Total investment
 return/1/               %    5.28      5.29       4.94       6.18       3.86     9.44     2.46     2.90    (3.72)    1.35

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 year (in thousands)     $ 451,505   479,121  1,057,072  1,256,358  1,604,902  311,125  389,385  448,747  424,967  484,683

Ratios of expenses to
 average net assets
 . after expense
   reductions/2/         %    0.44      0.42       0.39       0.38       0.36     0.65     0.65     0.65     0.64     0.63
 . before expense
   reductions            %    0.44      0.43       0.40       0.38       0.36     0.66     0.66     0.66     0.65     0.64
Ratios of net
 investment income to
 average net assets
 . after expense
   reductions            %    5.17      5.17       4.87       6.01       3.70     7.89     8.18     8.65    10.04     9.77
 . before expense
   reductions/2/         %    5.17      5.16       4.87       6.01       3.70     7.89     8.17     8.65    10.04     9.76
Portfolio turnover
 rate                    %     N/A       N/A        N/A        N/A        N/A   103.19    75.27    52.38    70.45   114.19
                                  Aggressive Equity Portfolio
                       ------------------------------------------------------
                              1997  1998/8/        1999       2000    2001/9/
---------------------  ------------------------------------------------------
OPERATING PERFORMANCE
Net asset value,
 beginning of year       $   10.78     11.18      12.66      14.55      11.08

Plus income from
 investment
 operations
Net investment income
 (loss)                  $   (0.01)     0.01      (0.01)     (0.02)     (0.05)
Net realized and
 unrealized gain
 (loss) on securities    $    0.41      1.47       3.27      (2.98)     (1.86)
---------------------  ------------------------------------------------------
Total from investment
 operations              $    0.40      1.48       3.26      (3.00)     (1.91)

Less distributions
Dividends from net
 investment income       $       -         -          -          -          -
Distributions from
 capital gains           $       -         -      (1.37)     (0.47)         -
---------------------  ------------------------------------------------------
Total distributions      $       -         -      (1.37)     (0.47)         -

Net asset value, end
 of year                 $   11.18     12.66      14.55      11.08       9.17
=====================  ======================================================
Total investment
 return/1/               %    3.78     13.22      27.35     (21.06)    (17.24)

RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
 year (in thousands)     $ 122,752   218,712    466,360    447,461    303,852

Ratios of expenses to
 average net assets
 . after expense
   reductions/2/         %    0.86      0.89       0.85       0.84       0.87
 . before expense
   reductions            %    0.87      0.89       0.85       0.86       0.91
Ratios of net
 investment income
 (loss) to average
 net assets
 . after expense
   reductions            %   (0.13)     0.01      (0.12)     (0.28)     (0.40)
 . before expense
   reductions/2/         %   (0.13)     0.01      (0.13)     (0.30)     (0.45)
Portfolio turnover
 rate                    %  189.21    184.42     100.85     171.29     209.96

FINANCIAL HIGHLIGHTS


                       /1/ Assumes all dividends and distributions have been
                           reinvested. Does not include deductions at the separate account or contract level for fees and charges that may be incurred by a variable annuity contract or variable life insurance policy. These charges would reduce returns. Total investment return not annualized for periods of less than one full year.

                       /2/ The ratios of expenses to average daily net assets
                           after expense reductions are after custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser's reimbursements, if any. The ratios of investment income (loss) before expense reductions to average daily net assets are grossed up by these custodian credits, recaptured distribution expenses, adviser expense reimbursements, and recoupment of adviser's reimbursements, if any.

                       /3/ Operations commenced on January 4, 1999 for the
                           Mid-Cap Value, Small-Cap Index and Real Estate Portfolios, January 3, 2000 for the Diversified Research Portfolio, May 1, 2000 for the I-Net Tollkeeper Portfolio, October 2, 2000 for the Strategic Value and Focused 30 Portfolios, and January 2, 2001 for Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities and Global Growth Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

                       /4/ Alliance Capital Management L.P. began managing the
                           portfolio on January 1, 2000. Another firm managed the portfolio before that date.

                       /5/ Morgan Stanley Asset Management managed the
                           portfolio from June 1, 1997 to December 31, 2000. Other firms managed the portfolio before that date.

                       /6/ Lazard Asset Management began managing the
                           portfolio on January 1, 2001. Another firm managed the portfolio before that date.

                       /7/ Mercury Advisors began managing the portfolio on
                           January 1, 2000. Another firm managed the portfolio before that date.

                       /8/ Alliance Capital Management L.P. managed the
                           portfolio from May 1, 1998 to Nov. 30, 2001.
                           Another firm managed the portfolio before that date.

                       /9/ Putnam Investments LLC began managing the portfolio
                           on December 1, 2001. Another firm managed the portfolio before that date.

PACIFIC SELECT FUND    WHERE TO GO FOR MORE INFORMATION

The Pacific Select     You'll find more information about the Pacific Select
Fund is available      Fund in the following documents:
only to people who
own certain            Annual and semi-annual reports
variable annuity       The fund's annual and semi-annual reports list the
contracts or           holdings of the fund's portfolios, describe portfolio
variable life          performance, and tell you how investment strategies and
insurance policies.    portfolio performance have responded to recent market
You'll find out how    conditions and economic trends.
an annuity contract
or life insurance      Statement of Additional Information (SAI)
policy works in the    The SAI contains detailed information about each
product prospectus     portfolio's investments, strategies and risks, and is
or offering            considered to be part of this prospectus because it is
memorandum.            incorporated by reference.

Please contact the     You can get a copy of these documents at no charge by
fund's adviser,        calling or writing to Pacific Life. You can also get a
Pacific Life, if       copy of these documents, reports, and other information
you have any           by contacting the Securities and Exchange Commission.
questions about any    The SEC may charge you a fee for this information.
of the Pacific
Select Fund
portfolios.

                       --------------------------------------------------------
How to contact         Pacific Life Insurance Company
Pacific Life           700 Newport Center Drive
                       Post Office Box 9000
                       Newport Beach, California 92660

                       Pacific Life's Annuity Contract Owners: 1-800-722-2333 Pacific Life's Life Insurance Policy Owners: 1-800-800-7681
                       PL&A's Annuity Contract Owners: 1-800-748-6907
                       PL&A's Life Insurance Policy Owners: 1-888-595-6997

                       --------------------------------------------------------
How to contact the     Public Reference Section of the SEC
SEC                    Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov




                       SEC file number 811-5141

                              PACIFIC SELECT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               Date: May 1, 2002

                               ----------------

  The Pacific Select Fund is an open-end investment management company currently offering thirty-three investment portfolios. The following twenty-eight of those portfolios are classified as diversified: the Blue Chip Portfolio; the Aggressive Growth Portfolio; the Emerging Markets Portfolio; the Diversified Research Portfolio; the Small-Cap Equity Portfolio; the International Large-Cap Portfolio; the I-Net Tollkeeper PortfolioSM; the Financial Services Portfolio; the Health Sciences Portfolio; the Technology Portfolio; the Telecommunications Portfolio; the Multi-Strategy Portfolio; the Large-Cap Core Portfolio (formerly called Equity Income Portfolio); the Growth LT Portfolio; the Mid-Cap Value Portfolio; the International Value Portfolio; the Capital Opportunities Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the Inflation Managed Portfolio; the Managed Bond Portfolio; the Money Market Portfolio; the High Yield Bond Portfolio; the Equity Income Portfolio; the Research Portfolio; the Equity Portfolio; the Aggressive Equity Portfolio; and the Large-Cap Value Portfolio. The Strategic Value Portfolio, the Focused 30 Portfolio, the Mid-Cap Growth Portfolio, the Global Growth Portfolio and the Real Estate Portfolio (formerly called REIT Portfolio) are classified as non-diversified. The Fund's Investment Adviser is Pacific Life Insurance Company.

  This Statement of Additional Information ("SAI") is intended to supplement the information provided to investors in the Prospectus dated May 1, 2002, and any supplement thereto, and has been filed with the Securities and Exchange Commission ("SEC") as part of the Fund's Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

                               ----------------

                                 Distributor:

                       Pacific Select Distributors, Inc.
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                                   Adviser:

                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                           Annuities (800) 722-2333
                         Life Insurance (800) 800-7681

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS............................   1
  Blue Chip Portfolio.......................................................   1
  Aggressive Growth Portfolio...............................................   2
  Emerging Markets Portfolio................................................   2
  Diversified Research Portfolio............................................   3
  Small-Cap Equity Portfolio................................................   3
  International Large-Cap Portfolio.........................................   3
  I-Net Tollkeeper Portfolio................................................   4
  Financial Services Portfolio..............................................   5
  Health Sciences Portfolio.................................................   6
  Technology Portfolio......................................................   6
  Telecommunications Portfolio..............................................   7
  Multi-Strategy Portfolio..................................................   7
  Large-Cap Core Portfolio (formerly called Equity Income Portfolio)........   8
  Strategic Value Portfolio.................................................   8
  Growth LT Portfolio.......................................................   9
  Focused 30 Portfolio......................................................   9
  Mid-Cap Value Portfolio...................................................  10
  International Value Portfolio.............................................  11
  Capital Opportunities Portfolio...........................................  11
  Mid-Cap Growth Portfolio..................................................  12
  Global Growth Portfolio...................................................  12
  Equity Index Portfolio....................................................  13
  Small-Cap Index Portfolio.................................................  14
  Real Estate Portfolio (formerly called REIT Portfolio) ...................  14
  Inflation Managed Portfolio ..............................................  15
  Managed Bond Portfolio....................................................  15
  Money Market Portfolio....................................................  16
  High Yield Bond Portfolio.................................................  17
  Equity Income Portfolio (managed by Putnum)...............................  17
  Research Portfolio........................................................  18
  Equity Portfolio..........................................................  18
  Aggressive Equity Portfolio...............................................  19
  Large-Cap Value Portfolio.................................................  19
  Diversification Versus Non-Diversification................................  20

SECURITIES AND INVESTMENT TECHNIQUES........................................  20
  U.S. Government Securities................................................  20
  Inflation-Indexed Bonds...................................................  21
  Real Estate Investment Trusts.............................................  22
  Mortgage-Related Securities...............................................  22
    Mortgage Pass-Through Securities........................................  22
    GNMA Certificates.......................................................  23
    FNMA and FHLMC Mortgage-Backed Obligations..............................  23
    Collateralized Mortgage Obligations (CMOs)..............................  24
    FHLMC Collateralized Mortgage Obligations...............................  24
    Other Mortgage-Related Securities.......................................  25
    CMO Residuals...........................................................  25

    Inverse Floaters and Planned Amortization Class Certificates...........  26
    Stripped Mortgage-Backed Securities....................................  26
    Mortgage Dollar Rolls..................................................  26
  Other Asset-Backed Securities............................................  27
  Event-Linked Bonds.......................................................  27
  Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds....  27
  High Yield Bonds.........................................................  28
  Participation on Creditors Committees....................................  29
  Bank Obligations.........................................................  29
  Delayed Funding Loans and Revolving Credit Facilities....................  30
  Loan Participations......................................................  31
  Municipal Securities.....................................................  32
  Small Capitalization Stocks..............................................  33
  Corporate Debt Securities................................................  33
    Tender Option Bonds....................................................  33
  Variable and Floating Rate Securities....................................  33
  Commercial Paper.........................................................  34
  Convertible Securities...................................................  34
  Repurchase Agreements....................................................  35
  Borrowing................................................................  36
  Reverse Repurchase Agreements and Other Borrowings.......................  36
  Firm Commitment Agreements and When-Issued or Delayed Delivery
   Securities..............................................................  37
  Loans of Portfolio Securities............................................  37
  Short Sales..............................................................  38
  Short Sales Against the Box..............................................  38
  Illiquid and Restricted Securities (Private Placements)..................  38
  Precious Metals-Related Securities.......................................  39
  Foreign Securities.......................................................  39
  Foreign Currency Transactions and Forward Foreign Currency Contracts.....  41
  Options..................................................................  43
    Purchasing and Writing Options on Securities...........................  43
    Purchasing and Writing Options on Stock Indexes........................  44
    Risks of Options Transactions..........................................  45
    Spread Transactions....................................................  45
  Options on Foreign Currencies............................................  46
  Investments in Other Investment Company Securities.......................  47
    SPDRs..................................................................  48
    OPALS..................................................................  48
    I-Shares...............................................................  48
  Futures Contracts and Options on Futures Contracts.......................  48
    Futures on Securities..................................................  49
    Interest Rate Futures..................................................  49
    Stock Index Futures....................................................  49
    Futures Options........................................................  50
    Limitations............................................................  51
    Risks Associated with Futures and Futures Options......................  52
  Foreign Currency Futures and Options Thereon.............................  53
  Swap Agreements and Options on Swap Agreements...........................  53
    Risks of Swap Agreements...............................................  53
  Hybrid Instruments.......................................................  54
  Structured Notes.........................................................  54
  Warrants and Rights......................................................  54
  Duration.................................................................  55

INVESTMENT RESTRICTIONS....................................................  56
  Fundamental Investment Restrictions......................................  56
  Nonfundamental Investment Restrictions...................................  57

ORGANIZATION AND MANAGEMENT OF THE FUND....................................  59
  Management Information...................................................  59
  Interested Trustees......................................................  59
  Officers.................................................................  59
  Independent Trustees.....................................................  60
  Board of Trustees........................................................  60
    Committees.............................................................  60
    Beneficial Interest of Trustees........................................  61
    Retirement Policy for Trustees.........................................  62
    Deferred Compensation Agreements.......................................  63
    Factors Considered in Approving the Advisory and Portfolio Management
     Agreements............................................................  63
  Compensation.............................................................  64
  Independent Trustees.....................................................  64
  Investment Adviser.......................................................  64
  Other Expenses of the Fund...............................................  67
  Portfolio Management Agreements..........................................  67
  Distribution of Fund Shares..............................................  78
  Purchases and Redemptions................................................  78
  Exchanges Among the Portfolios...........................................  79

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................  79
  Investment Decisions.....................................................  79
  Brokerage and Research Services..........................................  79
  Portfolio Turnover.......................................................  82

NET ASSET VALUE............................................................  83

PERFORMANCE INFORMATION....................................................  84

TAXATION...................................................................  87
  Distributions............................................................  89
  Hedging Transactions.....................................................  89

OTHER INFORMATION..........................................................  89
  Concentration Policy.....................................................  89
  Brokerage Enhancement Plan...............................................  89
  Capitalization...........................................................  90
  Voting Rights............................................................  90
  Custodian and Transfer Agency and Dividend Disbursing Services...........  91
  Financial Statements.....................................................  91
  Independent Auditors.....................................................  91
  Counsel..................................................................  91
  Code of Ethics...........................................................  91
  Registration Statement...................................................  91

APPENDIX...................................................................  92
  Description of Bond Ratings..............................................  92

                                 INTRODUCTION

  This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques.

               ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS

  The investment objective and principal investment policies of each Portfolio are described in the Prospectus. The following descriptions and the information in the section "Investment Restrictions" provide more detailed information on investment policies that apply to each Portfolio, and are intended to supplement the information provided in the Prospectus. Any percentage limitations noted are based on market value at time of investment.

  Unless otherwise noted, a Portfolio may invest up to 5% of its net assets (taken at market value at the time of such investment) in any type of security or investment not specifically noted in the Prospectus or this SAI that the Investment Adviser (the "Adviser") or Portfolio Manager (the "Manager") reasonably believes is compatible with the investment objectives and policies of that Portfolio.

  Unless otherwise noted, a Portfolio may lend up to 33 1/3% of its assets to brokers/dealers and other financial institutions to earn income, may borrow money for administrative or emergency purposes, may invest in restricted securities, and may invest up to 15% of its net assets in illiquid securities (up to 10% for the Money Market Portfolio).

Blue Chip Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. government securities, its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, up to 25% of its assets in foreign securities (including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs")), up to 15% of its assets in equity and/or debt Real Estate Investment Trusts ("REITs"), up to 10% of its assets in convertible securities, although the portfolio will not invest in non-convertible corporate debt securities rated Ba or lower by Moody's Investor's Service, Inc. ("Moody's") or BB or lower by Standard and Poor's Rating Services ("S&P"), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may also engage in short sales against the box.

  The Portfolio may also use forward contracts, futures contracts (including interest rate, currency or stock index futures), and purchase and write (covered) options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Portfolio's assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

  The Portfolio may borrow from banks and broker/dealers. However, the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes in anticipation of or in response to adverse market conditions, or for cash management purposes. The Portfolio may not purchase additional securities when any borrowings from banks exceed 5% of the Portfolio's assets.

Aggressive Growth Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: preferred stocks, convertible securities, corporate debt securities, bankers acceptances, commercial paper, U.S. government securities, its agencies or instrumentalities, repurchase agreements, warrants, securities issued on a when-issued or delayed delivery basis, up to 25% of its assets in foreign securities (including ADRs and EDRs) and up to 25% of its assets in equity and/or debt REITs. The Portfolio may also engage in short sales against the box.

  The Portfolio may also use forward contracts, futures contracts (including interest rate, currency, or stock index futures), and purchase and write (covered) options on securities, indices, currencies, and futures contracts to attempt to hedge against the overall level of investment and currency risk associated with its investments. The Portfolio will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceed 20% of the Portfolio's assets. The Portfolio may also engage in foreign currency transactions and forward currency contracts.

  The Portfolio may borrow from banks and broker/dealers. However the Portfolio may not borrow for leveraging, but may borrow for temporary or emergency cash purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Portfolio may not purchase additional securities when any borrowings from banks exceed 5% of the Portfolio's assets.

Emerging Markets Portfolio

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest up to 10% of its assets in U.S. government securities, high quality debt securities, money market obligations, and in cash to meet cash flow needs or if the U.S. government ever imposes restrictions on foreign investing. Such money market obligations may include short-term corporate or U.S. government obligations and bank certificates of deposit. The Portfolio may also invest in: nonconvertible fixed income securities denominated in foreign currencies; small capitalization stocks; equity index swap agreements; ADRs; Global Depositary Receipts ("GDRs"); EDRs, or other securities convertible into equity securities of U.S. or foreign issuers; up to 5% of its net assets in warrants and rights (valued at the lower of cost or market) provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges; variable and floating rate securities; warrants on securities that it is eligible to purchase; preferred stock; repurchase agreements; reverse repurchase agreements; firm commitment agreements; and when-issued securities. The Portfolio is also permitted to invest in other investment company securities including Optimised Portfolios as Listed Securities ("OPALS"). The debt securities (including commercial paper, foreign government and international agencies) and money market obligations in which the Portfolio invests may be issued by U.S. and foreign issuers and may be denominated in U.S. dollars or foreign currencies. The Portfolio may invest in corporate debt securities rated Baa or better by Moody's or BBB or better by S&P, or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix.

  The Portfolio may only invest in bank obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment:
(i) had more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Manager, are of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

  The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, securities, and stock indexes. The Portfolio may also engage in futures contracts on securities and stock indexes, including foreign exchange futures contracts, and may purchase and sell put and call options thereon. The Portfolio may enter into forward foreign currency contracts, foreign currency exchange transactions on a spot (i.e., cash) basis, cross-hedge between two non-U.S. currencies, and use derivatives and other management techniques to hedge and manage changes in currency exchange rates. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. There's always a risk that these investments could reduce returns or increase the Portfolio's volatility.

  Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Diversified Research Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. dollar-denominated corporate debt securities of domestic and foreign issuers; convertible securities; U.S. government securities; equity REITs; bank obligations; warrants; firm commitment agreements; when-issued securities; commercial paper; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in foreign issuers whose principal markets are in the U.S. (which include ADRs and foreign securities registered in the U.S.); and up to 15% of its assets in companies domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Portfolio may engage in foreign currency transactions; forward foreign currency contracts; and foreign currency futures contracts. The Portfolio may also engage in the purchasing and writing of put and call options on foreign currencies, foreign currency futures contracts, and securities, and may purchase put and call options on stock indexes that are exchange traded or traded on over-the-counter markets.

  The Portfolio may not invest in variable and floating rate securities.

  In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: The Portfolio's growth oriented approach to stock selection may result in its securities being more sensitive to changes in current or expected earnings than the prices of other stocks. The price of growth stocks also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Manager, regardless of performance of the securities markets.

Small-Cap Equity Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in various foreign securities if listed on a U.S. exchange or otherwise included in the S&P 500; commercial paper; repurchase agreements; corporate debt securities; U.S. government securities, its agencies or instrumentalities; ADRs; bank obligations; variable and floating rate securities; firm commitment agreements; when-issued securities; and may hold a portion of its assets in cash.

  The Portfolio may also invest up to 5% of its assets in convertible bonds and other fixed income securities (other than money market instruments), which will primarily, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P, or, if not rated by Moody's or S&P, will be of equivalent quality as determined by the Manager.

  The Portfolio may not engage in futures contracts and options on futures contracts.

International Large-Cap Portfolio

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: high quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's or S&P (or unrated securities of equivalent quality as determined by the Manager); convertible securities; U.S. government securities; warrants; equity REITs; bank obligations; repurchase agreements; reverse repurchase agreements; and short-term debt obligations (including commercial paper) of domestic and foreign issuers denominated in U.S. dollars or foreign currencies. The Portfolio may also engage in foreign currency transactions and forward foreign currency contracts. The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, foreign currency futures contracts, and securities, and may purchase put and call options on stock indexes that are exchange traded or traded on over-the-counter markets.

  The Portfolio may not invest in variable and floating rate securities.

  Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

I-Net Tollkeeper Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in preferred stocks; repurchase agreements; U.S. government securities; bank obligations; interests in real estate investment trusts (equity, mortgage, or hybrid); mortgage-related securities, including real estate mortgage investment conduit ("REMIC") certificates; asset-backed securities; commercial paper; short sales against the box; firm commitment agreements; when-issued securities; high-yield bonds; variable and floating rate securities; convertible securities; equity interests in trusts; partnerships; joint ventures; limited liability companies and similar enterprises; warrants and rights. The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." In addition, the Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. The Portfolio also may invest in GDRs, EDRs or other similar instruments representing securities of foreign issuers.

  The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities in which it may invest and on any securities index consisting of securities in which it may invest. The Portfolio may invest in futures contracts on securities, stock indexes and interest rates, and options thereon. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. In addition, the Portfolio may purchase securities on margin and invest in exchange traded funds such as Standard & Poor's Depositary Receipts ("SPDRs"), I-shares(TM) and OPALS. See "Investments in Other Investment Company Securities."

  In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: First, investment in companies that may be unseasoned, may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. Investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

  Second, the legal obligations of online service providers is unclear under both U.S. and foreign law with respect to freedom of expression, defamation, libel, invasion of privacy, advertising, copyright or trademark infringement, information security, or other areas based on the nature and content of the materials disseminated through online service providers. Moreover, legislation has been proposed that imposes liability for, or prohibits the transmission over, the Internet of certain types of information. It is possible that now or in the future, related claims could be made against online services companies. These liability issues, as well as possibly other legal issues, could impact the growth of Internet use.

  For example, it is possible that laws and regulations may be adopted with respect to the Internet or other online service providers with respect to the imposition of sales tax collection obligations on Internet companies and the use of personal user information. The nature of this governmental action and the manner in which it may be interpreted and enforced cannot be predicted. Changes to existing laws, or the passage or proposed passage of new laws intended to address these and other issues, could create uncertainty in the marketplace that could reduce demand for the services of an Internet company or increase the costs of doing business as a result of actual or anticipated litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect on an Internet company's business, results of operations and financial condition.

  The success of many Internet companies depends, in large part, upon the development and maintenance of the infrastructure of the World Wide Web ("Web") for providing reliable Web access and services. There can be no assurances that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will be developed, or, if they are developed, that the Web will become a viable commercial marketplace for services such as those offered by Internet companies.

  The market for the purchase of products and services over the Internet is a new and emerging market. If acceptance and growth of Internet use does not occur, an Internet company's business and financial performance may suffer. Although there has been substantial interest in the commercial possibilities for the Internet, many businesses and consumers have been slow to purchase Internet access services for a number of reasons, including inconsistent quality of service, lack of availability of cost-effective, high-speed service, a limited number of local access points for corporate users, inability to integrate business applications on the Internet, the need to deal with multiple and frequently incompatible vendors, inadequate protection of the confidentiality of stored data and information moving across the Internet and a lack of tools to simplify Internet access and use. It is possible that a sufficiently broad base of consumers may not adopt, or continue to use, the Internet as a medium of commerce.

  Despite the implementation of security measures, an Internet company's networks may be vulnerable to unauthorized access, computer viruses and other disruptive problems. Internet companies have in the past experienced, and may in the future experience, interruptions in service as a result of the accidental or intentional actions of Internet users, current and former employees or others. Unauthorized access could also potentially jeopardize the security of confidential information stored in the computer systems of a company and its subscribers. These events may result in liability of the company to its subscribers and also may deter potential subscribers.

Financial Services Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities, including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

  The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker's acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio's credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

  The Portfolio may also invest in debt securities rated lower than Baa by Moody's or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There's always a risk that these investments could reduce returns or increase the Portfolio's volatility.

Health Sciences Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

  The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker's acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio's credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

  The Portfolio may also invest in debt securities rated lower than Baa by Moody's or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There's always a risk that these investments could reduce returns or increase the Portfolio's volatility.

Technology Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may engage in short sales against the box. The Portfolio may also invest up to 25% of its assets in foreign securities including brady bonds. ADRs and Canadian issuers are excluded for purposes of this limitation.

  The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker's acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio's credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

  The Portfolio may also invest in debt securities rated lower than Baa by Moody's or BBB by S&P (although it may not invest in securities rated lower than Caa or CCC respectively), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There's always a risk that these investments could reduce returns or increase the Portfolio's volatility.

Telecommunications Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in debt securities; repurchase agreements; reverse repurchase agreements; U.S. government securities; mortgage-related securities; asset-backed securities; commercial paper; REITs; ADRs; when-issued or delayed delivery securities; convertible and preferred securities; warrants; and rights. The Portfolio may enter into short sales against the box. The Portfolio may also invest without limit in foreign securities, including brady bonds.

  The Portfolio may also invest in U.S dollar denominated certificates of deposit, time deposits and banker's acceptances issued by U.S and foreign banks. The Portfolio limits its investments in bank obligations to U.S. domestic banks which have more than $5 billion in assets and that otherwise meets the Portfolio's credit rating requirements, and in foreign banks which have more than $10 billion in assets with branches or agencies in the U.S.

  In addition, the Portfolio may also invest up to 35% of its assets in debt securities, of which no more than 15% may be rated Ba or lower by Moody's or BB or lower by S&P (although the Portfolio may not invest in debt securities rated lower than B or B- respectively), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. Investments in unrated securities may not exceed 25% of the Portfolio's assets. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  The Portfolio may enter into forward currency contracts and foreign currency transactions and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities and on securities indexes. The Portfolio may invest in futures contracts on securities, stock indexes, currencies, and interest rates, and options thereon. The Portfolio may also invest in swaps, caps, floors and collars. There's always a risk that these investments could reduce returns or increase the Portfolio's volatility.

Multi-Strategy Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: equity securities of small companies and foreign issuers if U.S. exchange listed or if otherwise included in the S&P 500; high yield bonds; repurchase agreements; U.S. government securities; ADRs; bank obligations; variable and floating rate securities; firm commitment agreements; and when-issued securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, U.S. dollar-denominated debt securities of foreign issuers (including foreign government and international agencies); and up to 10% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. The Portfolio may also invest in debt securities rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." Fixed income securities in which the portfolio may invest include debentures, asset-backed securities, mortgage-related securities, convertible securities and money market instruments.

  The Portfolio may purchase and sell put and call options on securities and stock indexes and may purchase or sell interest rate and stock index futures contracts and options thereon. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also engage in forward currency contracts, foreign currency transactions, and foreign currency futures and options thereon in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers.

Large-Cap Core Portfolio (formerly called Equity Income Portfolio)

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in ADRs and in foreign securities are listed on a U.S. exchange or otherwise included in the S&P 500. To invest temporary cash balances, to maintain liquidity to meet redemptions or expenses, or for temporary defensive purposes, the Portfolio may invest in: money market instruments, including U.S. government securities, short-term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager; certificates of deposit; time deposits; loans or credit agreements and banker's acceptances issued by U.S. and foreign banks with assets of at least U.S. $500 million as of the end of their most recent fiscal year; short-term debt obligations of savings and loan institutions with assets of at least U.S. $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable and floating rate securities that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager.

  The Portfolio may also invest in high yield and convertible bonds; repurchase agreements; rights; firm commitment agreements; and when-issued securities; and other fixed income securities including, but not limited to high yield/high risk debt securities. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies. The Portfolio may also invest in debt securities rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  In addition to the derivatives described in the Prospectus, the Portfolio may also purchase and write put and call options on securities and stock indexes and may purchase or sell stock index futures contracts and options thereon. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Strategic Value Portfolio

  The Portfolio is a "non-diversified" portfolio. The Portfolio reserves the right to become a diversified portfolio by limiting the investments in which more than 5% of its assets are invested.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, payment-in-kind (PIK) and step coupon bonds; and securities of other investment companies. The Portfolio may also invest in money market funds, including those managed by Janus Capital Management LLC ("Janus") as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest without limit in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may also engage in short sales against the box.

  In addition, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Growth LT Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; preferred stocks; certificates of deposit; mortgage-related and asset-backed securities; commercial paper; U.S. government securities; rights; bank obligations (including certain foreign bank obligations); U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; repurchase agreements; and reverse repurchase agreements. The Portfolio may also invest in small capitalization stocks; U.S. dollar-denominated corporate debt securities of domestic issuers and debt securities of foreign issuers denominated in foreign currencies rated Baa or better by Moody's or BBB or better by S&P, or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. The Portfolio may also invest up to 10% of its assets in bonds rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC.

  The Portfolio is also permitted to invest in equity securities of foreign issuers if U.S. exchange listed or otherwise included in the S&P 500. The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. In addition, the Portfolio may purchase ADRs, EDRs, and GDRs, and other types of receipts evidencing ownership of the underlying foreign securities. The Portfolio may purchase securities on margin and may engage in the purchase and writing of put and call options on securities, stock indexes, and foreign currencies. In addition, the Portfolio may purchase and sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in forward foreign currency contracts and foreign currency transactions.

Focused 30 Portfolio

  The Portfolio is a "non-diversified" portfolio. The Portfolio reserves the right to become a diversified portfolio by limiting the investments in which more than 5% of its assets are invested.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in commercial paper; certificates of deposit; repurchase agreements; or other short-term debt obligations; pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests; municipal obligations; variable and floating rate securities; standby commitments; tender option bonds; inverse floaters; strip bonds; reverse repurchase agreements; up to 10% of its assets in zero coupon, PIK and step coupon bonds; and securities of other investment companies. The Portfolio may also invest in money market funds, including those managed by Janus as a means of receiving a return on cash, pursuant to an exemptive order received by Janus from the SEC. The Portfolio is also permitted to invest without limit in foreign securities, including ADRs, EDRs, and GDRs, and up to 35% of its assets in bonds rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may also engage in short sales against the box.

  In addition to the derivatives and other techniques described in the Prospectus, the Portfolio may purchase and sell futures contracts on securities, interest rate, index, and foreign currency, and options thereon, including Eurodollar instruments. The Portfolio may also enter into interest rate swaps, caps and floors on either an asset-based or a liability-based basis. The Portfolio may engage in forward contracts, forward foreign currency contracts and foreign currency transactions and purchase and write options on foreign currencies. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign securities exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Mid-Cap Value Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: preferred stocks; securities convertible into or exchangeable for common stocks; forward foreign currency contracts; repurchase agreements; reverse repurchase agreements; ADRs; GDRs; firm commitment agreements; and when-issued securities; and up to 5% of its assets in rights. The Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio may purchase securities on margin and may invest a portion of its assets in investment grade debt securities, including:
U.S. government securities; commercial paper; mortgage-related securities; variable and floating rate securities; other short-term bank obligations; and U.S. dollar-denominated corporate debt securities (including U.S. dollar-denominated debt securities of foreign issuers, certain foreign bank and government obligations, foreign government and international agencies).

  The Portfolio may borrow for investment purposes ("leveraging") to the extent permitted under the Investment Company Act of 1940 ("1940 Act"), which permits an investment company to engage in borrowing, provided that it maintains continuous asset coverage of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio may also invest up to 15% of its assets, determined at the time of investment, in foreign equity or debt securities. The Portfolio may engage in short sales, and short sales against the box, if, at the time of investment, the total market value of all securities sold and held short would not exceed 25% of the Portfolio's net assets.

  The Portfolio may also purchase and write put and call options on securities, stock indexes and foreign currencies and may purchase cash-settled options on interest rate swaps and equity index swaps. The Portfolio may enter into interest rate, interest rate index, and currency exchange rate swap agreements and purchase and sell options thereon. In addition, the Portfolio may purchase or sell futures contracts on securities, stock indexes, and currency, and options thereon. The Portfolio may engage in foreign currency transactions: (1) to fix in U.S. dollars the value of a security the Portfolio has agreed to buy or sell between the trade and settlement dates; and (2) to hedge the U.S. dollar value of securities the Portfolio already owns. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also invest in equity REITs.

International Value Portfolio

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may also invest in: small capitalization stocks; nonconvertible fixed income securities denominated in foreign currencies; repurchase agreements; ADRs; EDRs; GDRs; or other securities convertible into equity securities of foreign issuers; variable and floating rate securities; U.S. government securities; bank obligations; firm commitment agreements; when-issued securities; and commercial paper denominated in foreign currencies. The Portfolio's investments in convertible securities are not subject to the limitations described below or in the section "Bank Obligations." The Portfolio may purchase securities on margin and may engage in short sales, and short sales against the box.

  The Portfolio may also hold cash (in U.S. dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is generally not expected that such reserve for redemptions will exceed 10% of the Portfolio's assets. Securities which may be held for defensive purposes include nonconvertible preferred stock, debt securities, government securities issued by U.S. and foreign countries and money market securities.

  The Portfolio may also invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Portfolio may also purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. and may purchase and write put and call options on foreign currencies. The Portfolio may purchase and write put and call options on stock indexes and may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies, rated Baa or better by Moody's or BBB or better by S&P, or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix. The Portfolio may also engage in foreign currency transactions and forward foreign currency contracts.

  Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Capital Opportunities Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage "dollar roll" transactions; variable and floating rate securities; repurchase agreements and securities issued on a when-issued basis. The Portfolio may also invest in corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 15% of its assets in lower rated debt securities (rated Ba or lower by Moody's or BB or lower by S&P, or if not rated by Moody's or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities, see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may also invest up to 35% of its assets in foreign securities, including ADRs, EDRs, GDRs and brady bonds. The Portfolio may engage in short sales, and short sales against the box.

  The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies, securities, stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured obligations of issuers which, including predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience.

  The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities, mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities), municipal bonds, indexed securities, structured products, inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Mid-Cap Growth Portfolio

  The Portfolio is a "non-diversified" portfolio. The Portfolio reserves the right to become a diversified portfolio by limiting the investment in which more than 5% of its assets are invested.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; mortgage "dollar roll" transactions; variable and floating rate securities; repurchase agreements; securities issued on a when-issued basis; corporate debt securities; zero coupon bonds; deferred interest bonds; PIK bonds, although the Portfolio will not invest more than 10% of its assets in lower rated debt securities (rated Ba or lower by Moody's or BB or lower by S&P, or if not rated by Moody's or S&P of equivalent quality as determined by the Manager), including foreign and domestic securities. For more information on the risks of such securities see "Description of Bond Ratings" in the Appendix and the discussion "High Yield Bonds." The Portfolio may also invest up to 20% of its assets in foreign securities, including ADRs, EDRs, and GDRs. The Portfolio may engage in short sales, and short sales against the box.

  The Portfolio may engage in the purchase and writing of put and call options on foreign currencies; securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies; securities; and stock indexes, and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts. In addition, the Portfolio will not invest more than 5% of its assets in unsecured obligations of issuers which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience.

  The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

Global Growth Portfolio

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  The Portfolio is a non-diversified portfolio. The Portfolio reserves the right to become a diversified portfolio by limiting the investment in which more than 5% of its assets are invested.

  Additionally, foreign securities exposure (including emerging markets) may be up to 100% of the Portfolio's assets. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For more information concerning the risks associated with investing in foreign securities see "Foreign Securities."

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: short-term instruments; commercial paper; open-end and closed-end funds; U.S. government securities; variable and floating rate securities; repurchase agreements; zero coupon bonds; deferred interest bonds; PIK bonds; and mortgage "dollar roll" transactions; and securities issued on a when-issued basis. The Portfolio may also invest in corporate debt securities (including foreign and domestic securities); in lower rated bonds (bonds rated Ba or lower by Moody's or BB or lower by S&P, or if not rated by Moody's or S&P of equivalent quality as determined by the Manager). For more information on the risks of such securities see "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may also engage in short sales and short sales against the box.

  The Portfolio may engage in the purchase and writing of put and call options on foreign currencies, securities and stock indexes. The Portfolio may also engage in futures contracts on foreign currencies; securities; stock indexes; and may purchase and sell put and call options thereon. The Portfolio may also enter into forward contracts.

  The Portfolio may invest in, but is not currently anticipated to use corporate asset-backed securities; mortgage-related securities (including collateralized mortgage obligations, mortgage-backed securities, stripped mortgage-backed securities, and pass-through securities); municipal bonds; indexed securities; structured products; inverse floating rate obligations and dollar-denominated foreign debt securities. In addition, the Portfolio may not invest in brady bonds; reverse repurchase agreements; reset options; yield curve options; swaps and related derivative instruments.

  Investors should understand that the expense ratio of the Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio is higher.

Equity Index Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase and write options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also invest in foreign equity securities if U.S. exchange listed or if otherwise included in the S&P 500; ADRs; convertible securities; firm commitment agreements; when-issued securities; and reverse repurchase agreements. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including: commercial paper; variable and floating rate securities; repurchase agreements; bank obligations; and U.S. government securities, its agencies and instrumentalities. Temporary investments are not made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests.

  The Portfolio may not invest in restricted securities (including privately placed securities).

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Small-Cap Index Portfolio

  Under normal conditions, the Portfolio invests at least 80% of the value of its assets in the common stock of companies included in the Russell 2000 Index ("Russell 2000"). The Portfolio will be managed in an attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Russell 2000.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may purchase and sell stock index futures and options thereon and options on stock indexes that are based on the Russell 2000 or other indexes of small capitalization companies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may invest in foreign equity securities if U.S. exchange listed and if they are included in the Russell 2000 and may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities. The Portfolio is also permitted to invest in ADRs; repurchase agreements; rights; equity REITs; U.S. government securities, its agencies or instrumentalities; bank obligations; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; and securities that are convertible into common stock. The Portfolio may maintain a portion of its assets in short-term debt securities and money market instruments to meet redemption requests or pending investment in the securities of the Russell 2000. These investments will not be made in anticipation of a general decline in the market prices of stocks in which the Portfolio invests.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described in the Prospectus and above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk.

Real Estate Portfolio (formerly called REIT Portfolio)

  The Portfolio is a "non-diversified" portfolio. The Portfolio reserves the right to become a diversified portfolio by limiting the investment in which more than 5% of its assets are invested.

  For purposes of the Portfolio's investment policies, a company is principally engaged in the real estate industry if: (1) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate; or (2) it has at least 50% of the fair market value of its assets invested in residential, commercial, or industrial real estate.

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and up to 10% of its assets in foreign securities (which may include EDRs and GDRs) including: U.S. dollar-denominated corporate debt securities, certain foreign bank obligations, and foreign government and international agencies. The Portfolio may buy and sell put and call options on securities and may purchase and sell futures contracts on interest rates and options thereon. The Portfolio may also invest in the following: ADRs; bank obligations; U.S. government securities; convertible securities; commercial paper; variable and floating rate securities; firm commitment agreements; when-issued securities; preferred stock; repurchase agreements; currency exchange rate swap agreements; interest rate derivative products, such as swaps (including interest rate index swaps), caps, collars and floors; and structured notes.

Inflation Managed Portfolio

  In addition to its investments in inflation-indexed bonds and fixed income securities, as described in the Prospectus, the Portfolio may invest in the following: corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) rated B or better by Moody's or B or better by S&P, or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager, although the Portfolio will not invest more than 10% of its assets in securities rated Baa to B by Moody's or BBB to B by S&P, or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix. The Portfolio may also invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds; asset-backed securities; repurchase agreements and reverse repurchase agreements; commercial paper; bank obligations; convertible securities; variable and floating rate securities; firm commitment agreements; when-issued securities; ADRs; brady bonds; and in cash or high quality money market instruments. Delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

  The Portfolio may also: purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon; engage in forward currency contracts, foreign currency transactions, options on foreign currencies, and foreign currency futures and options thereon; and purchase and sell interest rate futures contracts and options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may engage in short sales and short sales against the box. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. In addition, the Portfolio may invest up to 20% of its assets in foreign denominated debt securities of foreign issuers. This limit does not apply to dollar-denominated foreign securities including ADRs.

Managed Bond Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; bank obligations; commercial paper; convertible securities; firm commitment agreements; when-issued securities; ADRs; brady bonds; U.S. dollar-denominated obligations of international agencies (such as the International Bank for Reconstruction and Development) government agencies; and repurchase and reverse repurchase agreements. The Portfolio may invest in U.S. dollar-denominated debt securities of foreign issuers and up to 20% of its assets in debt securities of foreign issuers denominated in foreign currencies. The Portfolio may invest up to 5% of its net assets in event-linked bonds.

  The Portfolio may also invest up to 10% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P (although it may not invest in securities rated lower than B), or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. The Portfolio, except as provided above, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. The dollar-weighted average quality of all fixed income securities held by the Portfolio will be A or higher as rated by Moody's and S&P. In the event that a security owned by the Portfolio is downgraded to below a B rating, the Portfolio may nonetheless retain the security. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds."

  In pursuing its investment objective, the Portfolio may purchase and write put and call options on securities; purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into interest rate, interest rate index, currency exchange rate swap agreements and purchase and write credit default swaps, and purchase and sell options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may engage in short sales and short sales against the box.

  Furthermore, the Portfolio may engage in foreign currency transactions and forward currency contracts; options on foreign currencies; and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. The Portfolio may also use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Money Market Portfolio

  The Portfolio invests at least 95% of its assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short-term instruments. The Portfolio may invest only in U.S. dollar denominated securities that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to SEC rules for money market funds. In addition, the Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

  A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Prime-1 by Moody's, A-1 by S&P) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; or (2) (i) if the security is unrated, or (ii) if the issuer's other securities have a long-term rating from any NRSRO within the three highest rating categories (i.e. Aaa, Aa or A by Moody's, or AAA, AA or A by S&P), and in either case the security to be purchased is considered to be of equivalent quality as determined by the Manager to a security in the highest rating category; or (3) a U.S. government security. The Portfolio may not invest more than 5% of its assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. government securities and repurchase agreements thereon and securities subject to certain guarantees. This limitation is subject to a temporary exception for up to 25% of the Portfolio's assets. For more information on diversification, see "Diversification Versus Non-Diversification."

  With respect to 5% of its assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Prime-2 by Moody's or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category. The Portfolio may not invest more than the greater of 1% of its assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category.

  The quality of securities subject to guarantees may be determined based solely on the quality of the guarantee. Additional eligibility restrictions apply with respect to guarantees and demand features. In addition, securities subject to guarantees not issued by a person in a control relationship with the issuer of such securities are not subject to the preceding diversification requirements. However, the Portfolio must generally, with respect to 75% of its assets, invest no more than 10% of its assets in securities issued by or subject to guarantees or demand features from the same entity.

  In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument. The Portfolio's investments are limited to securities that mature within 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date).

  In addition to the securities and investment techniques described in the Prospectus, the Portfolio may also invest in firm commitment agreements; when-issued securities; short-term corporate debt securities (including U.S. dollar denominated debt securities of foreign issuers and obligations of government and international agencies); mortgage-related securities; asset-backed securities; commercial paper; bank obligations; variable and floating rate securities; savings and loan obligations; and repurchase agreements involving these securities. The Portfolio may also invest in restricted securities and up to 10% of its net assets in illiquid securities.

  The Portfolio may not engage in futures contracts and options on futures contracts or purchase, write, or sell options on Securities.

High Yield Bond Portfolio

  The Portfolio invests primarily in fixed-income securities (including corporate debt securities) rated Baa or lower by Moody's, or BBB or lower by S&P, or, if not rated by Moody's or S&P, of equivalent quality as determined by the manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. agencies and instrumentalities); bank obligations; commercial paper; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; firm commitment agreements; when-issued securities; convertible securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; U.S. dollar-denominated debt securities of foreign issuers, foreign government and international agencies and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio's assets in warrants to purchase common stocks) that are considered by Pacific Life to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities.

  In seeking higher income or a reduction in principal volatility, the Portfolio may purchase and sell put and call options on securities; purchase or sell interest rate futures contracts and options thereon, enter into interest rate, interest rate index, currency exchange rate swap agreements, and invest up to 5% of its assets in spread transactions, which give the Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or yield spread in relationship to another security or index which is used as a benchmark. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity.

Equity Income Portfolio (managed by Putnam)

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as collateralized mortgage obligations ("CMOs"); hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments; municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Portfolio is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Portfolio may also invest up to 20% of its assets in bonds rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may engage in short sales and short sales against the box.

  In addition to the derivatives activities described in the Prospectus, the Portfolio may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Portfolio may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Research Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in commercial paper; bank obligations; repurchase agreements; or other short-term debt obligations; fixed income securities, such as inverse floating obligations, premium securities, interest-only or principal-only classes of mortgage-backed securities; zero coupon and PIK bonds; loan participations; floating rate and variable rate demand notes; mortgage-backed and asset-backed securities, such as collateralized mortgage obligations ("CMOs"); hybrid instruments; swap agreements; structured investments; securities of other investment companies; municipal securities; stand-by commitments: municipal leases; warrants and rights; convertible securities; and private placement and restricted securities. The Portfolio is also permitted to invest up to 20% of its assets in foreign securities that are principally traded outside the U.S., including emerging markets investments. ADRs are excluded for purposes of this limitation. The Portfolio may engage in short sales and short sales against the box.

  In addition to the derivatives activities described in the Prospectus, the Portfolio may purchase securities on margin and may purchase and sell futures contracts on securities, interest rates, indices, and foreign currencies, and options thereon. The Portfolio may engage without limit in foreign currency exchange transactions, such as foreign currency options, foreign currency forward contracts, and foreign currency futures contracts. The Portfolio may also engage in the purchase and writing of put and call options on securities that are traded on U.S. and foreign exchanges and over-the-counter. The Portfolio may purchase and write options on the same types of securities that the Portfolio may purchase directly.

Equity Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities; small capitalization stocks; corporate bonds; convertible securities, money market instruments; precious metals-related securities; mortgage-related and asset-backed securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper), provided that the Portfolio may not acquire a security of a foreign issuer principally traded outside the U.S. if, at the time of such investment, more than 20% of the Portfolio's assets would be invested in such foreign securities. ADRs are excluded for purposes of this limitation. The Portfolio may invest in warrants; however, not more than 5% of the market value of its assets (at the time of purchase) may be invested in warrants other than warrants acquired in units or attached to other securities; and rights; bank obligations; variable and floating rate securities; firm commitment agreements; and when-issued securities. In addition, the Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio's net assets would be subject to such short sales at any time.

  The Portfolio may also purchase and write put and call options on securities and stock indices and enter into stock index futures contracts and options thereon and swap transactions. The Portfolio will only enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also purchase SPDRs. See "Investment in other Investment Company Securities" for more information.

  The Portfolio may not engage in Loan Participations.

Aggressive Equity Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest a portion of its assets in: high-quality money market instruments; mortgage-related and asset-backed securities; convertible securities; repurchase agreements and reverse repurchase agreements; small capitalization stocks; ADRs; U.S. government securities, its agencies or instrumentalities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies; variable and floating rate securities; firm commitment agreements; warrants and rights; when-issued securities; and securities of foreign issuers traded in the U.S. securities markets and outside the U.S. (including commercial paper), provided that the Portfolio may not acquire a security of a foreign issuer principally traded outside the U.S. if, at the time of such investment, more than 20% of the Portfolio's assets would be invested in such foreign securities. ADRs are excluded for purposes of this limitation.

  The Portfolio may invest in U.S. dollar-denominated corporate debt securities of domestic issuers (including U.S. dollar-denominated debt securities of foreign issuers) and debt securities of foreign issuers denominated in foreign currencies rated Baa by Moody's or BBB by S&P, or, it not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities see "Description of Bond Ratings" in the Appendix.

  Bank obligations of foreign banks (including U.S. branches of foreign banks) in which the Portfolio may invest must, at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) in terms of assets be among the 75 largest foreign banks in the world;
(iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the U.S.; and (iv) in the opinion of the Portfolio Manager, be of an investment quality comparable to obligations of U.S. banks in which the Portfolio may invest.

  In pursuing its investment objectives, the Portfolio may purchase put and call options on securities and securities indexes and may write covered call and secured put options. The Portfolio may also purchase and sell stock index futures contracts and options thereon. The Portfolio may buy or sell foreign currencies on a spot (cash) basis and enter into forward foreign currency contracts or purchase and write options on foreign currencies or foreign currency futures contracts and purchase and write options thereon. The Portfolio may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Portfolio may also engage in short sales against the box, as long as no more than 15% of the Portfolio's net assets would be subject to such short sales at any time.

Large-Cap Value Portfolio

  In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest a portion of its assets in: short-term fixed income securities, such as repurchase agreements, commercial paper, U.S. government securities, its agencies or instrumentalities, bank obligations, and cash or cash equivalents, to meet operating expenses, to serve as collateral in connection with certain investment techniques, or to meet anticipated redemption requests. The Portfolio is also permitted to invest in: mortgage-related securities; small-capitalization stocks; equity REITS; ADRs; variable and floating rate securities; firm commitment agreements; when-issued securities; and up to 20% of its net assets, measured at the time of investment, in foreign companies (including U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations, government obligations, foreign government and international agencies). The Portfolio may invest without limit in high yield convertible securities, and may, from time to time, invest up to 5% of its net assets in high yield non-convertible debt securities. The Portfolio may also invest up to 5% of its assets (no limit on below investment grade convertible securities) in debt securities rated lower than Baa by Moody's or BBB by S&P, or if not rated by Moody's or S&P, of equivalent quality as determined by the Manager. For more information on the risks of such securities, see the "Description of Bond Ratings" in the Appendix and the discussion under "High Yield Bonds." The Portfolio may engage in short sales against the box.

  The Portfolio may purchase and write put and call options on securities and securities indexes and enter into the following: stock, index and currency futures contracts (including foreign currency) and purchase and write options thereon; and forward currency contracts; foreign currency transactions; currency swaps; and purchase and write options on currencies. The Portfolio will enter into futures contracts and futures options which are standardized and traded on a U.S. exchange, board of trade, or similar entity. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S.

Diversification Versus Non-Diversification

  Each Portfolio, other than the Strategic Value Portfolio, Focused 30 Portfolio, Mid-Cap Growth Portfolio, Global Growth Portfolio, and Real Estate Portfolio, is diversified, so that with respect to 75% of each such Portfolio's assets, it may not invest in a security if, as a result of such investment (at time of such investment): (a) more than 5% of its assets would be invested in securities of any one issuer, or (b) would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to U.S. government securities. With respect to 100% of its assets, the Money Market Portfolio may not invest more than 5% of its assets in the securities of any one issuer, with the exception of U.S. government securities and securities subject to certain guarantees. In addition, the Money Market Portfolio may invest up to 25% of its assets in the top-rated securities of a single issuer for a period of up to three business days after acquisition of the security. Each Portfolio reserves the right to become a diversified Portfolio by limiting the investments in which more than 5% of the Portfolio's assets are invested.

  The Strategic Value Portfolio, Focused 30 Portfolio, Mid-Cap Growth Portfolio, Global Growth Portfolio, and Real Estate Portfolio are "non-diversified," which means that the proportion of a Portfolio's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("1940 Act"). However, to meet Federal tax requirements, a Portfolio may not have more than 25% of its assets invested in any one issuer and, with respect to 50% of its assets, no more than 5% of its assets invested in any one issuer, except that this restriction does not apply to U.S. government securities. Nonetheless, because these Portfolios may invest in a smaller number of companies than a diversified fund, an investment in these Portfolios may, under certain circumstances, present greater risk to an investor than an investment in a diversified fund. This risk includes greater exposure to potential poor earnings or default of fewer issuers than would be the case for a more diversified fund.

                     SECURITIES AND INVESTMENT TECHNIQUES

  Unless otherwise stated in the Prospectus, many investment techniques, including various hedging techniques and techniques which may be used to help add incremental income, are discretionary. That means Managers may elect to engage or not to engage in the various techniques at their sole discretion. Hedging may not be cost-effective or Managers may simply elect not to engage in hedging and have a Portfolio assume full risk of the investments. Investors should not assume that any Portfolio will be hedged at all times or that it will be hedged at all; nor should investors assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

U.S. Government Securities

  All Portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

Inflation-Indexed Bonds

  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Although inflation-indexed bonds may be somewhat less liquid than Treasury Securities, they are generally as liquid as most other government securities.

  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

  While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Real Estate Investment Trusts

  Real estate investment trusts ("REITs") pool investors' funds for investment primarily in income-producing real estate or in loans or interests related to real estate. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with a regulatory requirement that it distributes to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest a majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest a majority of their assets in real estate mortgages and derive their income primarily from income payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to changes in the value of their underlying properties, defaults by borrowers, and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Equity REITs may be affected by changes in underlying property values. Mortgage REITs may be affected by the quality of the credit extended. REITs are dependent upon specialized management skills and incur management expenses. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain an exemption from registration under the 1940 Act. REITs also involve risks such as refinancing, changes in property values, general or specific economic risk on the real estate industry, dependency on management skills, and other risks similar to small company investing.

Mortgage-Related Securities

  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. Subject to its investment policies, a portfolio may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. For information concerning the characterization of mortgage-related securities (including collateralized mortgage obligations) for various purposes including the Fund's policies concerning diversification and concentration, see "Concentration Policy".

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (such as securities guaranteed by the Government National Mortgage Association, or "GNMAs"); other securities may be guaranteed by agencies or instrumentalities of the U.S. government such as Fannie Mae, formerly known as the Federal

National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and are not backed by the full faith and credit of the U.S. government. Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration ("FHA"), or guaranteed by the Department of Veterans Affairs ("VA"). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Inverse Floaters and Planned Amortization Class Certificates
("PAC"). Planned amortization class certificates are parallel-pay real estate mortgage investment conduit ("REMIC") certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC certificates, even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC certificate payment schedule is taken into account in calculating the final distribution date of each class of the PAC certificate. In order to create PAC Tranches, generally one or more tranches must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

  A PAC IO is a PAC bond that pays an extremely high coupon rate, such as 200%, on its outstanding principal balance, and pays down according to a designated PAC schedule. Due to their high-coupon interest, PAC IO's are priced at very high premiums to par. Due to the nature of PAC prepayment bands and PAC collars, the PAC IO has a greater call (contraction) potential and thus would be impacted negatively by a sustained increase in prepayment speeds.

  Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, secondary markets for these securities may not be as developed or have the same volume as markets for other types of securities. These securities, therefore, may have more limited liquidity and may at times be illiquid and subject to a Portfolio's limitations on investment in illiquid securities.

  Mortgage Dollar Rolls. Mortgage "dollar rolls" are contracts in which a Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Portfolio. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.

Other Asset-Backed Securities

  Other asset-backed securities are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayment will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. The securities market for asset-backed securities may not, at times, offer the same degree of liquidity as markets for other types of securities with greater trading volume.

Event-Linked Bonds

  Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs and causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

  Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid and Restricted Securities" for more information. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Zero Coupon, Deferred Interest, Step Coupon and Payment-In-Kind Bonds

  Zero coupon and deferred interest bonds are issued and traded at a discount from their face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  A Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986 and the regulations thereunder. A Portfolio may obtain such cash from selling other portfolio holdings which may cause a Portfolio to incur capital gains or losses on the sale.

High Yield Bonds

  High Yield Bonds are high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality ("high yield bonds" are commonly referred to as "junk bonds") as determined by the manager.

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Certain brady bonds may be considered high yield bonds. For more information on brady bonds, see "Foreign Securities." A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery.

  A Portfolio may purchase defaulted securities only when the Manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and the securities offer an unusual opportunity for capital appreciation. Notwithstanding the Manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk.

  In the case of high yield bonds structured as zero-coupon or payment-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

Participation on Creditors Committees

  A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make a Portfolio an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Portfolio's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when a Manager believes that such participation is necessary or desirable to enforce a Portfolio's rights as a creditor or to protect the value of securities held by a Portfolio.

Bank Obligations

  Bank obligations include certificates of deposit, bankers' acceptances, fixed time deposits, and loans or credit agreements. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (i) are not subject to prepayment, or (ii) incur withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% for the Money Market Portfolio) would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  A Portfolio may purchase loans or participation interests in loans made by U.S. banks and other financial institutions to large corporate customers. Loans are made by a contract called a credit agreement. Loans are typically secured by assets pledged by the borrower, but there is no guarantee that the value of the collateral will be sufficient to cover the loan, particularly in the case of a decline in value of the collateral. Loans may be floating rate or amortizing. See "Delayed Funding Loans and Revolving Credit Facilities", "Loan Participations" and "Variable and Floating Rate Securities" below for more information. Some loans may be traded in the secondary market among banks, loan funds, and other institutional investors.

  Unless otherwise noted, a Portfolio will not invest in any security or bank loan/credit agreement issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation ("FDIC"); (ii) in the case of U.S. banks, it is a member of the FDIC; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

  Unless otherwise noted, a Portfolio may invest in short-term debt obligations of savings and loan associations provided that the savings and loan association issuing the security (i) has total assets of at least
$1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund ("SAIF"); (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the SAIF.

  A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its net assets (10% for the Money Market Portfolio) would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Delayed Funding Loans and Revolving Credit Facilities

  Each Portfolio may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make up loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times segregate liquid assets.

  A Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Portfolios currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available markets illiquid for purposes of the Fund's limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see "Loan Participations." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets by a Portfolio.

Loan Participations

  Each Portfolio may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interest in which a Portfolio intends to invest may not be rated by any nationally recognized rating service.

  A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

  A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank's general creditors, a Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

  Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

  Each Portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.

  Each Portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see "Investment Restrictions"). For purposes of these limits, a Portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the corporate borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

  Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Manager believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in a Portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund's investment restriction relating to the lending of funds or assets by a Portfolio.

  Investment in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio will rely on the Manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.

Municipal Securities

  Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

  The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities.

  Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

  When a Portfolio purchases municipal securities, the Portfolio may acquire stand-by agreements from banks and broker-dealers with respect to those municipal securities. A stand-by commitment may be considered a security independent of the municipal security to which it relates. The amount payable by a bank or broker-dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying municipal security. As with many principal over-the-counter transactions, there is counter-party risk of default which could result in a loss to the Portfolio.

Small Capitalization Stocks

  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions, or otherwise, may require the Portfolio to sell these securities at a discount from market prices or to sell during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

Corporate Debt Securities

  The debt securities in which any Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Manager's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  Tender Option Bonds. Tender option bonds are generally long-term securities that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

Variable and Floating Rate Securities

  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

  The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide Portfolios with a certain degree of protection against rises in interest rates, Portfolios investing in floaters will participate in any declines in interest rates as well.

  The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's limitations on investments in such securities.

  A super floating rate collateralized mortgage obligation ("super floater") is a leveraged floating-rate tranche in a CMO issue. At each monthly reset date, a super floater's coupon rate is determined by a slated formula.

Typically, the rate is a multiple of some index minus a fixed-coupon amount. When interest rates rise, a super floater is expected to outperform regular floating rate CMOs because of its leveraging factor and higher lifetime caps. Conversely, when interest rates fall, a super floater is expected to underperform floating rate CMOs because its coupon rate drops by the leveraging factor. In addition, a super floater may reach its cap as interest rates increase and may no longer provide the benefits associated with increasing coupon rates.

Commercial Paper

  Each Portfolio, other than the Money Market Portfolio, may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that the Portfolio may acquire as described in the Prospectus and in the discussion of the investment objective and policies of that Portfolio above.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Portfolio, other than the Money Market Portfolio, may invest in them only if the Adviser or Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the Prospectus and in "Additional Investment Policies of the Portfolios" above. Master demand notes are considered by the Money Market Portfolio to have a maturity of one day unless the Adviser or Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix for a description of Moody's and S&P ratings applicable to commercial paper.

Convertible Securities

  Convertible securities are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

Repurchase Agreements

  Repurchase agreements entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the Prospectus and in the discussion of that Portfolio's investment objective and policies above.

  Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

Borrowing

  Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 33 1/3% of the value of its total assets (at the time of such borrowing), including reverse repurchase agreements. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements and the purchase of securities on margin will be included as borrowing subject to the borrowing limitations described above. Each Portfolio may use short-term credit as necessary for the clearance of purchase and sales of securities.

Reverse Repurchase Agreements and Other Borrowings

  Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

  A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of segregated assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily at least equal in value to its obligations in respect of reverse repurchase agreements.

Firm Commitment Agreements and When-Issued or Delayed Delivery Securities

  Firm commitment agreements are agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" or "delayed delivery" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  Except for the Mid-Cap Value Portfolio, a Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities-- accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will segregate assets consisting of U.S. government securities, cash or liquid securities marked-to-market daily of an aggregate current value sufficient to make payment for the securities.

Loans of Portfolio Securities

  For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. If the borrower fails to deliver the loaned securities on a timely basis (as defined in the loan agreement), the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. The Fund has authorized State Street Bank & Trust Company (the "Lending Agent") to engage in securities lending. In determining whether to lend securities, the Lending Agent considers all relevant facts and circumstances, including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. The Portfolio may recall securities if the Manager wishes to vote on matters put before shareholders.

Short Sales

  A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price. Even during normal or favorable market conditions, the Portfolio may make short sales in an attempt to maintain portfolio flexibility and facilitate the rapid implementation of investment strategies if the Manager believes that the price of a particular security or group of securities is likely to decline.

  When the Portfolio makes a short sale, the Portfolio must arrange through a broker to borrow the security to deliver to the buyer; and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. The Portfolio may have to pay a premium to borrow the security. The Portfolio must also pay any dividends or interest payable on the security until the Portfolio replaces the security.

  The Portfolio's obligation to replace the security borrowed in connection with the short sale will be secured by collateral deposited with the broker, consisting of cash, U.S. government securities or other securities acceptable to the broker. In addition, with respect to any short sale, other than short sales against the box, the Portfolio will be required to maintain cash or liquid securities, marked-to-market daily, in segregation in an amount such that the value of the sum of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.

Short Sales Against the Box

  A short sale is "against the box" when a Portfolio enters into a transaction to sell a security short as described above, while at all times during which a short position is open, maintaining an equal amount of such securities, or owning securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. The Portfolio's obligation to replace the securities sold short is then completed by purchasing the securities at their market price at time of replacement.

Illiquid and Restricted Securities (Private Placements)

  Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such security at a time when a Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Illiquid securities are considered to include among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws.

  A Portfolio will not acquire restricted securities (including privately placed securities) if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio's net assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio net assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its net assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Manager will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Precious Metals-Related Securities

  Precious metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

Foreign Securities

  American Depositary Receipts ("ADRs") are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs") and global Depositary Receipts ("GDRs") are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs, EDRs and GDRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of the Portfolio's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Each of the emerging countries, including Asia and Eastern Europe, may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Portfolios may invest and adversely affect the value of the Portfolios' assets. A Portfolio's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments. Investment opportunities within former "east bloc" countries in Eastern Europe may be considered "not readily marketable" for purposes of the limitation on illiquid securities set forth above.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. (See "Custodian and Transfer Agency and Dividend Disbursing Services" for more information concerning the Fund's custodian and foreign sub-custodian.) No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

  Foreign investments of any Portfolio whose principal investment strategy is to invest in companies located outside of the U.S. will be allocated to at least three countries at all times. In addition, each Portfolio may not invest more than 50% of its assets in any one second tier country or more than 25% of its assets in any one third tier country. First tier countries are: Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. Second tier countries are all countries not in the first or third tier. Third tier countries are countries identified as "emerging" or "developing" by the International Bank for Reconstruction and Development ("World Bank") or International Finance Corporation. The Portfolios are not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. Less diversification among countries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to a market decline in a single country.

  Furthermore, there are greater risks involved in investing in emerging market countries and/or their securities markets, such as less diverse and less mature economic structures, less stable political systems, more restrictive foreign investment policies, smaller-sized securities markets and low trading volumes. Such risks can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

  Included among the emerging market debt obligations in which a Portfolio may invest are "brady bonds," which are created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady bonds are not considered U.S. government securities and are considered speculative. Brady bonds have been issued relatively recently, and accordingly, do not have a long payment history. They may be collateralized or uncollateralized, or have collateralized or uncollateralized elements, and issued in various currencies (although most are U.S. dollar-denominated), and they are traded in the over-the-counter secondary market.

  Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing brady bonds. There can be no assurance that brady bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

Foreign Currency Transactions and Forward Foreign Currency Contracts

  Generally, foreign exchange transactions will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than
0.15 of 1% due to the costs of converting from one currency to another. However, the Portfolios have authority to deal in forward foreign exchange transactions to hedge and manage currency exposure against possible fluctuations in foreign exchange rates and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. When entering into such contracts, a Portfolio assumes the credit risk of the counterparty.

  Dealings in forward foreign exchange transactions may include hedging involving either specific transactions or portfolio positions. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency contracts with respect to portfolio security positions denominated in or exposed to a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. In addition to the above, a portfolio may also cross-hedge between two non-U.S. currencies, which involves moving a security from one currency into a second currency that is not the currency that account performance is based upon.

  Except with respect to the Managed Bond and Inflation Managed Bond Portfolios, a Portfolio may enter into forward foreign currency contracts under the following circumstances: First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Second, when the Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio (except the Managed Bond or Inflation Managed Portfolio) enter into forward contracts or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio's holdings denominated in or exposed to that foreign currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. In addition, in no event will a Portfolio enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts.

  The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities or other assets denominated in or exposed to the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, cash or liquid equity or debt securities will be segregated in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts.

  When a Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's holdings denominated in or exposed to such foreign currency. At the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Options

  Purchasing and Writing Options on Securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by the Portfolio, or, if the Portfolio has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated cash, U.S. government securities or liquid securities marked-to-market daily. A put is secured if the Portfolio maintains cash, U.S. government securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

  A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying security. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio's immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is "in the money."

  Purchasing and Writing Options on Stock Indexes. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC").

  Gains or losses on the Portfolios' transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives a Portfolio the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to a Portfolio in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates a Portfolio to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of a Portfolio's objectives and to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections.

Options on Foreign Currencies

  Portfolios may purchase and sell options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Portfolio may write options on foreign currencies for hedging purposes and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio (i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio; (iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by a Portfolio is "covered" if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

  A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by segregating cash, U.S. government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investments in Other Investment Company Securities

  Under the 1940 Act, a Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, and unit investment trusts ("UITs"). In some instances, a Portfolio may invest in an investment company, including an unregistered investment company, in excess of these limits. This may occur, for instance, when a Portfolio invests collateral it receives from loaning its portfolio securities. As the shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Such expenses are in addition to the expenses a Portfolio pays in connection with its own operations.

  Among the types of investment companies in which a Portfolio may invest are Portfolio Depositary Receipts ("PDRs") and Index Fund Shares (PDRs and Index Fund Shares are collectively referred to as "Exchange Traded Funds" or "ETFs"). PDRs represent interests in a UIT holding a portfolio of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities portfolio, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying portfolio of securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of specified foreign or domestic equity index ("Index Fund"). ETFs include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Optimized Portfolios as Listed Securities ("OPALS"), Dow Jones Industrial Average Instruments ("Diamond"), Nasdaq 100 tracking shares ("QQQ") and I-Shares.

  SPDRs. SPDRs track the performance of a basket of stocks intended to track the price performance and dividend yields of the S&P 500 until a specified maturity date. SPDRs are listed on the American Stock Exchange. Holders of SPDRs are entitled to receive quarterly distributions corresponding to dividends received on shares contained in the underlying basket of stocks net of expenses. On the maturity date of the SPDRs' UIT, the holders will receive the value of the underlying basket of stocks.

  OPALS. OPALS track the performance of adjustable baskets of stocks until a specified maturity date. Holders of OPALS are entitled to receive semi-annual distributions corresponding to dividends received on shares contained in the underlying basket of stocks, net of expenses. On the maturity date of the OPALS' UIT, the holders will receive the physical securities comprising the underlying baskets.

  I-Shares(TM). I-Shares track the performance of specified equity market indexes, including the S&P 500. I-Shares are listed on the American Stock Exchange and the Chicago Board Option Exchange. Holders of I-Shares are entitled to receive distributions not less frequently than annually corresponding to dividends and other distributions received on shares contained in the underlying basket of stocks net of expenses. I-Shares are Index Fund Shares.

  Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as "Creation Units" are redeemable from the sponsor of the UIT. Similarly, block sizes of Index Fund Shares, also known as "Creation Units", are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

  The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Portfolio may not be able to recover the current value of its investment.

  Investments in ETFs will be limited to the percentage restrictions set forth above for investments in investment company securities.

Futures Contracts and Options on Futures Contracts

  There are several risks associated with the use of futures and futures options. While a Portfolio hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

  Futures on securities. A futures contract on a security is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of a security at a specified price at a future date.

  If a Portfolio buys a futures contract to gain exposure to securities, the Portfolio is exposed to the risk of change in the value of the futures contract, which may be caused by a change in the value of the underlying securities.

  Interest Rate Futures. An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month
U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  A Portfolio may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

  Futures Options. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. During the option period, the covered call writer (seller) has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.

  A Portfolio may write covered straddles and/or strangles consisting of a combination of a call and a put written on the same underlying futures contract. A straddle and/or a strangle will be covered when sufficient assets are segregated to meet the Portfolio's immediate obligations. A Portfolio may use the same segregated cash, U.S. government securities or liquid securities marked-to-market daily to cover both the call and put options where the exercise price of a call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate cash, U.S. government securities or liquid securities equivalent to the amount, if any, by which the put is "in the money."

  If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Portfolio must segregate cash, U.S. government securities and/or other liquid securities marked-to-market daily (including any margin) equal to the price of such contract or will "cover" its position by holding a put option permitting the Portfolio to sell the same futures contract with a strike price equal to or higher than the price of the futures contract held. When writing a call option on a futures contract, the Portfolio similarly will segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or, U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the value of the futures contract or will "cover" its position by (1) owning the same futures contract at a price equal to or lower than the strike price of the call option, or (2) owning the commodity (financial or otherwise) underlying the futures contract, or (3) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the strike price of the call option sold by the Portfolio. When selling a futures contract or selling a put option on a futures contract, the Portfolio is required to segregate government securities, cash and/or liquid securities marked-to-market daily of that foreign currency, and/or U.S. government securities, cash, or other liquid securities marked-to-market daily (including any margin) equal to the market value of such contract or exercise price of such option or to "cover" its position, when selling a futures contract, by (1) owning the commodity (financial or otherwise) underlying the futures contract or (2) holding a call option permitting the Portfolio to purchase the same futures contract at a price equal to or lower than the price at which the short position was established, and, when selling a put option on the futures contract, by (1) selling the futures contract underlying the put option at the same or higher price than the strike price of the put option or (2) purchasing a put option, if the strike price of the purchased option is the same or higher than the strike price of the put option sold by the Portfolio.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Foreign Currency Futures and Options Thereon

  Foreign Currency Futures are contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") which may also be engaged in for cross-hedging purposes. Cross-hedging involves the sale of a futures contract on one foreign currency to hedge against changes in exchange rates for a different ("proxy") currency if there is an established historical pattern of correlation between the two currencies. These investment techniques will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date and, with respect to the Managed Bond and Inflation Managed Portfolios, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The successful use of foreign currency futures will usually depend on the Portfolio Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Swap Agreements and Options on Swap Agreements

  A Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregated cash, U.S. government securities, and/or liquid securities marked-to-market daily, to avoid any potential leveraging of a Portfolio. Swap agreements may include: (1) "currency exchange rate", which involve the exchange by a Portfolio with another party of their respective rights to make or receive payments is specified currencies; (2) "interest rate", which involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest; (3) "interest rate index", which involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a national principal amount at interest rates equal to two specified indices; and other interest rate swap arrangements such as: (i) "caps," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a certain level, or "floor"; and (iii) "collars," under which one party sells a cap and purchases a floor or vice-versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) "credit default", which involve an agreement of a Portfolio to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party in return for a periodic stream of payments over the term of the contract provided that no event of default has occurred. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

  Generally, the swap agreement transactions in which a Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

  Risks of Swap Agreements. Whether a Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on a Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, a Portfolio may bear the risk of such position until its maturity. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Portfolio's repurchase agreement guidelines unless otherwise specified in the investment policies of the Portfolio). Certain tax considerations may limit a Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See the section "Taxation" for more information.

Hybrid Instruments

  A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Portfolio to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Portfolio.

  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Accordingly, no Portfolio will invest more than 5% of its assets in hybrid instruments.

Structured Notes

  The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured notes may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

Warrants and Rights

  Warrants or rights may be acquired as part of a unit or attached to securities at the time of purchase without limitation and may be deemed to be with or without value. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

  Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise.

Duration

  Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

  Each Portfolio's investment goal as set forth under "About the Portfolios," in the Prospectus, and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

  (i) except for the Real Estate Portfolio, Financial Services Portfolio, Health Sciences Portfolio, Technology Portfolio, and Telecommunications Portfolio invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). This restriction does not apply to the Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers of real estate investment trusts and in industries related to real estate. It also doesn't apply to the other Portfolios listed above which normally invest more than 25% of their total assets in their particular sectors.

  (ii) with respect to 75% of its total assets (except in the case of the Strategic Value Portfolio, Focused 30 Portfolio, Mid-Cap Growth Portfolio, Global Growth Portfolio and Real Estate Portfolio, with respect to 50% of its assets), invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

  (iii) invest in a security if, as a result of investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer (for Equity Income and Research Portfolios, this restriction applies with respect to 75% of its total assets);

  (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

  (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities to the extent permitted under applicable law; and

  (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  With respect to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Income, and Research Portfolios, the fundamental investment restrictions set forth above may be modified so as to provide those Portfolios with the ability to operate under new rules, guidelines and interpretations under the 1940 Act or under exemptive relief from the SEC without receiving prior shareholder approval of the change.

Nonfundamental Investment Restrictions

  Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell property or securities short, except the Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Inflation Managed, Managed Bond, Equity Income, and Research Portfolios; or sell short against the box, except the Blue Chip, Aggressive Growth, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Inflation Managed, Managed Bond, Equity Income, Research, Equity, Aggressive Equity, and Large-Cap Value Portfolios;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants, except for the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, I-Net Tollkeeper, Equity Income, and Research Portfolios;

  (iv) except the I-Net Tollkeeper, Growth LT, Mid-Cap Value, International Value, Equity Income, or Research Portfolios, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (v) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

  (vi) purchase or sell commodities or commodities contracts, except that subject to restrictions described in the Prospectus and in the SAI, (a) each Portfolio other than the Money Market and Small-Cap Equity Portfolios may engage in futures contracts and options on futures contracts; and (b) all Portfolios may enter into foreign forward currency contracts.

  (vii) change its policy on investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a manner consistent with its name, if the Portfolio has such a policy, without notifying shareholders at least 60 days prior to the change.

  In addition, the following restrictions apply to the Portfolios shown below:

  (i) the Small-Cap Equity Portfolio may not purchase, write, or sell options on futures contracts; and

  (ii) the Money Market Portfolio may not purchase, write, or sell options on securities or futures contracts.

  Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of nonfundamental restriction
(ii), a short sale "against the box" shall not be considered a short position. For purposes of fundamental restriction (v) and nonfundamental restriction
(vi) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of thirty-three separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract's Accumulated Value is allocated. The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Agreement and Declaration of Trust.

Management Information

  The Trustees and Officers of the Fund and their principal occupations during the past five years and certain other information concerning them is shown below. The address of each Interested Trustee and Officer, unless otherwise indicated, is 700 Newport Center Drive, Newport Beach, CA 92660. None of the Trustees holds directorships other than those listed below.

Interested Trustees

                                                                        Number of
                                                                        Portfolios
                                                                        in Fund
                   Position(s) with the Fund Principal Occupation(s)    Complex
 Name and Age      and Length of Time Served During Past 5 Years        Overseen**
 ------------      ------------------------- ----------------------     ----------
 Thomas C. Sutton* Chairman of the Board     Chairman of the Board,         47
 Age 59            and Trustee since 7/21/87 Director and Chief
                                             Executive Officer of
                                             Pacific Life, Pacific
                                             Mutual Holding Company
                                             and Pacific LifeCorp;
                                             and similar positions
                                             with other subsidiaries
                                             and affiliates of
                                             Pacific Life; Director
                                             of Newhall Land &
                                             Farming; Director of The
                                             Irvine Company (Real
                                             Estate); Director of
                                             Edison International
                                             (Utilities); Former
                                             Management Board Member
                                             of PIMCO Advisors L.P.;
                                             Former Equity Board
                                             Member of PIMCO Advisors
                                             L.P.

-------
* Mr. Sutton is an "interested person" of the Fund (as that term is defined in the Investment Company Act) because of his position with Pacific Life as shown above.

Officers

                   Position(s) with the Fund Principal Occupation(s)
 Name and Age      and Length of Time Served During Past 5 Years
 ------------      ------------------------- -----------------------
 Glenn S. Schafer  President since 2/25/99   President and Director of Pacific
 Age 52                                      Life, Pacific Mutual Holding
                                             Company and Pacific LifeCorp and
                                             similar positions with other
                                             subsidiaries and affiliates of
                                             Pacific Life; Former Management
                                             Board Member of PIMCO Advisors
                                             L.P.; Former Equity Board Member
                                             of PIMCO Advisors L.P.

 Brian D. Klemens  Vice President and        Vice President and Treasurer
 Age 45            Treasurer since 4/29/96   (12/98 to present); Assistant Vice
                                             President and Assistant Controller
                                             (4/94 to 12/98) of Pacific Life,
                                             Pacific Mutual Holding Company,
                                             Pacific LifeCorp and similar
                                             positions with other subsidiaries
                                             and affiliates of Pacific Life.

 Diane N. Ledger   Vice President and        Vice President, Variable
 Age 62            Assistant Secretary       Regulatory Compliance, Pacific
                   since 7/21/87             Life.

 Sharon A. Cheever Vice President and        Vice President and Investment
 Age 46            General Counsel           Counsel of Pacific Life.
                   since 5/20/92

 Audrey L. Milfs   Secretary since 7/21/87   Vice President, Director and
 Age 56                                      Corporate Secretary of Pacific
                                             Life, Pacific Mutual Holding
                                             Company, Pacific LifeCorp, and
                                             similar positions with other
                                             subsidiaries of Pacific Life.

  The address of each Independent Trustee, unless otherwise indicated, is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Independent Trustees

                                                                        Number of
                                                                        Portfolios
                                                                        in Fund
                   Position(s) with the Fund Principal Occupation(s)    Complex
 Name and Age      and Length of Time Served During Past 5 Years        Overseen**
 ------------      ------------------------- -----------------------    ----------
 Lucie H. Moore    Trustee since 10/1/98     Former Partner with            47
 Age 45                                      Gibson, Dunn & Crutcher
                                             (Law).

 Richard L. Nelson Trustee since 7/21/87     Retired Partner with           78
 Age 72                                      Ernst & Young LLP
                                             (Accounting); Former
                                             Director of Wynn's
                                             International, Inc.
                                             (Industrial); Trustee
                                             Emeritus PIMCO Funds;
                                             Multi-Manager Series.

 Lyman W. Porter   Trustee since 7/21/87     Professor Emeritus of          78
 Age 72                                      Management in the
                                             Graduate School of
                                             Management at the
                                             University of
                                             California, Irvine.
                                             Former Member of the
                                             Academic Advisory Board
                                             of the Czechoslovak
                                             Management Center and
                                             Member of the Board of
                                             Trustees of the American
                                             University of Armenia;
                                             Trustee Emeritus PIMCO
                                             Funds; Multi-Manager
                                             Series.

 Alan Richards     Trustee since 7/21/87     Retired Chairman of E.         78
 Age 72                                      F. Hutton Insurance
                                             Group; Former Director
                                             of E. F. Hutton and
                                             Company, Inc.
                                             (Financial); Chairman of
                                             IBIS Capital, LLC
                                             (Financial); Former
                                             Director of Western
                                             National Corporation
                                             (Insurance Holding
                                             Company); Trustee
                                             Emeritus PIMCO Funds;
                                             Multi-Manager Series;
                                             Chairman of the Board
                                             and Director,
                                             NETirement.com, Inc.
                                             (on-line retirement
                                             calculators).

-------
** Includes Pacific Select Fund Portfolios, Pacific Funds' Funds, an investment company advised by Pacific Life and PIMCO Funds: Multi-Manager Series, an investment company advised by an affiliate of Pacific Life for which Messrs. Nelson, Porter and Richards (but not Mr. Sutton or Ms. Moore) formerly served as Trustees and for which they currently provide advisory and consulting services (collectively, "Fund Complex").

Board of Trustees

  The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

  Committees. The standing committees of the Board of Trustees are the Audit Committee, the Policy Committee, the Nominating Committee and the Valuation Committee.

  The members of the Audit Committee include each Trustee that is not an "interested person" of the Fund (as such term is defined in the 1940 Act). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things reviewing and recommending to the Board the selection of the Fund's independent auditors, reviewing the scope of the proposed audits of the Fund, reviewing with the independent auditors the accounting and financial controls of the Fund, reviewing with the independent auditors the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. Mr. Nelson serves as Chairman of the Audit Committee. The Audit Committee met twice during the fiscal year ended December 31, 2001.

  The members of the Policy Committee include each Trustee that is not an "interested person" of the Fund (as such term is defined in the 1940 Act). The Policy Committee's primary responsibility is to provide a forum for its members to meet to deliberate on certain matters to be presented to the Fund's Board of Trustees for their review and/or consideration for approval at the Fund's Board Meetings. Mr. Richards serves as Chairman of the Policy Committee. The Policy Committee met six times during the fiscal year ended December 31, 2001.

  The members of the Nominating Committee include each Trustee that is not an "interested person" of the Fund (as such term is defined in the 1940 Act). The Nominating Committee of the Board is responsible for screening and nominating candidates for election to the Board of Trustees as Independent Trustees of the Fund. The Committee has established a policy that it will receive and consider recommendations for nomination of Independent Trustee candidates from other persons, including without limitation, the shareholders of the Fund. Recommendations should be submitted to: Pacific Select Fund, 700 Newport Center Drive, Newport Beach, California, 92660, Attention: Chairman, Nominating Committee. Mr. Porter serves as Chairman of the Nominating Committee. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.

  The members of the Valuation Committee consist of any two or more Trustees, at least one of which is not an "interested person" of the Fund (as such term is defined in the 1940 Act). The two or more Trustees who serve as the members may vary from meeting to meeting. The Valuation Committee's primary responsibility is to oversee the implementation of the Fund's valuation procedures, including valuing securities for which market prices or quotations are not readily available or are deemed to be unreliable and to review fair value determinations made by the Adviser or a Manager on behalf of the Board of Trustees as specified in the Fund's valuation procedures adopted by the Board. The Valuation Committee met six times during the fiscal year ended December 31, 2001.

  Beneficial Interest of Trustees. None of the Trustees or Officers directly own shares of the Fund. As of December 31, 2001, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The table below shows the dollar range of equity securities owned by each Trustee as of December 31, 2001 (i) in the Portfolios of the Fund and
(ii) on an aggregate basis, in all registered investment companies overseen by the Trustee within the Fund Complex.

Interested Trustees

                                                                    Aggregate Dollar Range of
                                                                    Equity Securities in All
                                                                    Registered Investment
                                                                    Companies Overseen
                                                                    by Trustee in Family of
Name of Trustee    Dollar Range of Equity Securities in the Fund*   Investment Companies
---------------    ----------------------------------------------   -------------------------
Thomas C. Sutton   Inflation Managed Portfolio: Over $100,000       Over $100,000

Independent Trustees

                                                                    Aggregate Dollar Range of
                                                                    Equity Securities in All
                                                                    Registered Investment
                                                                    Companies Overseen by
                                                                    Trustee in Family of
Name of Trustee    Dollar Range of Equity Securities in the Fund*   Investment Companies
---------------    ----------------------------------------------   -------------------------
Lucie H. Moore     None                                             None
Richard L. Nelson  Small-Cap Equity Portfolio: $1 - $10,000         $10,001 - $50,000
                   Large-Cap Core Portfolio: $1 - $10,000
                   Growth LT Portfolio: $1 - $10,000
                   Equity Portfolio: $1 - $10,000
Lyman W. Porter    International Value Portfolio--$10,001 - $50,000 $10,001 - $50,000
Alan Richards      Money Market Portfolio--$10,001 - $50,000        Over $100,000

  SEC rules require disclosure of information on the ownership of interests in securities of an investment adviser or principal underwriter of the Fund by each Trustee who is not an interested person of the Fund and their immediate family members as of December 31, 2001. The only reportable information with respect to the Fund, which is described below, relates to Trustee Lucie Moore, and the Moore Family Trust ("MFT") for which Ms. Moore and husband Geoffrey Moore serve as Trustees:

                         Title of
Company                  class         Percent of class*    Value of securities*
-------                  --------      -----------------    --------------------
Citigroup, Inc.          common shares Less than 1/10 of 1%        $1,912

J.P. Morgan Chase & Co.  common shares Less than 1/10 of 1%       $36,010

            Option position/                 Exercise price Market price Value of
Company     Expiration date                  per share      per share*   puts*
-------     ----------------                 -------------- ------------ --------
Citigroup,  Short puts on 1000 common shares
 Inc.       expiring 3/16/02                 $45            $50.32         $950

J.P.
 Morgan
 Chase &    Short puts on 1000 common shares
 Co.        expiring 3/16/02                 $35            $36.01       $1,950

Goldman
 Sachs
 Group,     Short puts on 1000 common shares
 Inc.       expiring 4/20/02                 $75            $92.63       $1,950

-------
* As of December 31, 2001.

  The Citigroup, Inc. shares were obtained in December 2000 when shares of another company (not affiliated with one of the Fund's investment advisers) owned by MFT were automatically exchanged for Citigroup, Inc. shares as a result of a merger transaction. The shares of J.P. Morgan Chase & Co. were acquired in September 2001 as a result of an assignment on a short put option position. The above positions held by MFT are securities of, or that relate to, a subadviser of the Fund. The aggregate value of the above positions was immaterial and insignificant to the value of MFT. Although Ms. Moore is a named Trustee of MFT, she did not engage in any trading for that account. As a result, Ms. Moore was not aware of the ownership of the Citigroup, Inc. or J.P. Morgan Chase & Co. shares, or the options positions. Once Ms. Moore learned about these positions, they were sold/closed on March 12, 2002. Ms. Moore is not an "interested person," as that term is defined in the Investment Company Act of 1940, of Pacific Life, the Investment Adviser to the Fund. As a result of holding the above-noted positions, and certain other previously held positions, Ms. Moore may technically have been an "interested person" of Salomon Brothers Asset Management, Inc., portfolio manager to the Large-Cap Value Portfolio and a subsidiary of Citigroup, Inc., between December 2000 and March 2002; of J.P. Morgan Investment Management Inc., portfolio manager to the Multi-Strategy and Large-Cap Core (formerly Equity Income) Portfolios and a subsidiary of J.P. Morgan Chase & Co., between March 2001 and March 2002; of Goldman Sachs Asset Management, portfolio manager to the Equity (through November 30, 2001) and I-Net Tollkeeper Portfolios and a subsidiary of Goldman Sachs Group, Inc., between March 2001 and March 2002; and Mercury Advisors, portfolio manager to the Equity Index and Small-Cap Index Portfolios and a subsidiary of Merrill Lynch & Company, Inc. between July 2001 and August 2001. Therefore, Ms. Moore may technically have been an "interested person" of those Portfolios and the Fund during these periods.

  Retirement Policy for Trustees. The Trustees have adopted a retirement policy for the Independent Trustees of the Fund. The retirement policy includes a retirement policy as well as retirement benefits for the Independent Trustees. The retirement policy permits each Independent Trustee to serve until December 31 of the year in which that Trustee turns 75 years old. After 15 years of service, an Independent Trustee shall receive an initial payment of $55,000 payable on December 31 of the year in which he/she retires; and subsequent payments of $55,000 payable on December 31 of each of the succeeding four years. The policy can be amended by a majority vote of the Independent Trustees.

  Deferred Compensation Agreements. Pursuant to the Agreement, a Trustee has the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amount is placed into a deferral account. The deferring Trustees have the option to select a credit rate option that tracks the performance of the Class A shares of the corresponding series of the Pacific Funds without a sales load. A Trustee may make a change to his or her credit rate options at any time. Distributions from the deferring Trustees' deferral accounts will be paid in cash in a lump sum commencing in January either (1) within the ten year period commencing one year after the last day of the year for which the compensation was deferred; (2) the year immediately following the year during which the Trustee ceases to be a Trustee of the Fund; (3) or whichever of the two aforementioned options is earlier; (4) or in up to ten annual installments commencing in January of the year immediately following the year during which the Trustee ceases to be a Trustee of the Fund. The designation of an account in the name of any Trustee shall be for bookkeeping purposes only and shall not create an obligation for the Fund or any of its Portfolios on behalf of the Trustee to fund any obligations under the Plan.

  Factors Considered in Approving the Advisory and Portfolio Management Agreements. The Advisory Agreement with Pacific Life and the Portfolio Management Agreements with each of the Portfolio Managers in effect as of the date of this Statement of Additional Information (the "Agreements") were approved or renewed for the Fund by the Fund's Board of Trustees, including the Independent Trustees. Pacific Life and the Portfolio Managers provided materials to the Board for their evaluation and the Independent Trustees were advised by independent legal counsel with respect to the relevant matters.

  In evaluating the Agreements, the Board of Trustees, including Independent Trustees, considered numerous factors, including: (i) the nature, extent, and quality of the services provided; (ii) the reasonableness of the compensation paid under the Advisory and Portfolio Management Agreements and a comparative analysis of expense ratios of, and advisory and sub-advisory fees paid by, similar funds; (iii) a comparative analysis of performance of each Portfolio to similar funds an relevant market indices, and, for new Portfolios, a comparative analysis of accounts with substantially similar investment strategies; (iv) profitability information provided by Pacific Life and the Portfolio Managers; (v) the manner in which economies of scale have been realized among certain Portfolios and are anticipated for other Portfolios;
(vi) the current and historical subsidies provided to certain Portfolios by Pacific Life, and the importance of these subsidies to new Portfolios; and
(vii) the terms and conditions of each Agreement.

  In evaluating the Agreements, the Board of Trustees also considered Pacific Life's efforts and expenses associated with the development and operation of variable life insurance policies and variable annuity contracts whose proceeds are invested in the Portfolios, as well as Pacific Life's profits and losses and the reasonableness of its financial goals. The Board also considered the investment-related services rendered by Pacific Life in connection with the variable contracts, and noted: (1) the high quality of contract owner servicing rendered by Pacific Life, which has received high ratings in industry surveys; (2) the provision of asset allocation services to owners of Pacific Life variable contracts at no additional cost; (3) the provision of portfolio rebalancing, dollar cost averaging, and similar services provided to variable contract owners at no additional cost; (4) Pacific Life's enhanced reporting of financial information to owners of variable contracts; and (5) Pacific Life's significant investment in technology to facilitate services to variable contracts owners and their agents.

 After consideration of these factors, the Board found that: (i) that the compensation payable under the Agreements was determined to bear a reasonable relationship to the services to be rendered and to be fair and reasonable; and
(ii) that the Agreements are in the best interests of the Fund and its shareholders.

Compensation

  The following table illustrates the aggregate compensation paid to the Independent Trustees by the Fund, pension or retirement benefits accrued, annual estimated benefits upon retirement and total compensation paid to these Trustees for the fiscal year ended December 31, 2001 by the Fund Complex:

Independent Trustees

                                                                             Total
                                          Pension or                      Compensation
                          Aggregate   Retirement Benefits    Estimated     from Fund
                         Compensation Accrued as Part of  Annual Benefits Complex Paid
Name and Position         from Fund     Fund's Expenses   Upon Retirement to Trustees
-----------------        ------------ ------------------- --------------- ------------
Lucie H. Moore..........    68,500               0                 0         78,664

Richard L. Nelson.......    71,500               0                 0        148,578

Lyman W. Porter.........    70,500               0                 0        145,328

Alan Richards...........    71,500               0                 0        153,078

Investment Adviser

  Pacific Life serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Life and the Fund.

  Pacific Life is domiciled in California. Along with subsidiaries and affiliates, Pacific Life provides life and health insurance products, individual annuities, mutual funds, group employee benefits and offers to individuals, businesses, and pension plans a variety of investment products and services. The Pacific Life family of companies has total assets and funds under management of more than $357 billion as of December 31, 2001. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

  Pacific Life was originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters and certain rights upon liquidation or dissolutions of the mutual holding company.

  Pacific Life is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until December 31, 2002, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Advisory Contract or "interested persons", as defined in the 1940 Act, of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. An Addendum to the Advisory

Contract for the Equity Index Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held on April 21, 1992. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the Small-Cap Equity, Multi-Strategy, Large-Cap Core, International Value, Inflation Managed, Managed Bond and High Yield Bond Portfolios which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the Small-Cap Equity, Multi-Strategy, Large-Cap Core, International Value, Inflation Managed, Managed Bond and High Yield Bond Portfolios at a Special Meeting of Shareholders on December 13, 1993. An Addendum to the Advisory Contract for the Equity Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of the Portfolio on September 6, 1994. An Addendum to the Advisory Contract for the Emerging Markets and Aggressive Equity Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on November 17, 1995, and by the sole shareholder of those Portfolios on January 30, 1996. An Addendum to the Advisory Contract for the Mid-Cap Value, Small-Cap Index, Real Estate and Large-Cap Value Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 6, 1998, and by the sole shareholder of those Portfolios on December 21, 1998. An Addendum to the Advisory Contract for the Diversified Research and International Large-Cap Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 27, 1999, and by the sole shareholder of those Portfolios on December 14, 1999. An Addendum to the Advisory Contract for the I-Net Tollkeeper Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on January 28, 2000 and by the sole shareholder of the Portfolio on April 10, 2000. An Addendum to the Advisory Contract for the Strategic Value and Focused 30 Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on June 21, 2000, and by the sole shareholder of those Portfolios on September 27, 2000. An Addendum to the Advisory Contract for the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth and Global Growth Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on October 11, 2000, and by the sole shareholder of those Portfolios on December 27, 2000. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the International Value Portfolio was approved by the Board of Trustees who are not parties to the Contract, or interested persons of such parties at a meeting held on October 11, 2000. An Addendum to the Advisory Contract for the Equity Income and Research Portfolios was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on October 8, 2001, and by the sole shareholder of those Portfolios on December 21, 2001. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned.

  The Fund pays the Adviser, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Inflation Managed, Managed Bond and High Yield Bond Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Small-Cap Equity, Multi-Strategy, Large-Cap Core and Equity Portfolios, the Fund pays ..65% of the average daily net assets of each of the Portfolios. For the Capital

Opportunities and Aggressive Equity Portfolios, the Fund pays .80% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund pays .25% of the average daily net assets of the Portfolio. For the Diversified Research and Mid-Cap Growth Portfolios, the Fund pays .90% of the average daily net assets of the Portfolio. For the International Large-Cap Portfolio, the Fund pays 1.05% of the average daily net assets of the Portfolio. For the Small-Cap Index Portfolio, the Fund pays .50% of the average daily net assets of the Portfolio. For the Mid-Cap Value, International Value and Large-Cap Value Portfolios, the Fund pays .85% of the average daily net assets of each of the Portfolios. For the Emerging Markets, Financial Services, Health Sciences, Technology, Telecommunications, Global Growth and Real Estate Portfolios, the Fund pays 1.10% of the average daily net assets of each of the Portfolios. For the I-Net Tollkeeper Portfolio, the Fund pays 1.40% of the average daily net assets of the Portfolio. For the Blue Chip, Strategic Value, Focused 30 and Equity Income Portfolios, the Fund pays .95% of the average daily net assets of each of the Portfolios. For the Aggressive Growth and Research Portfolios, the Fund pays 1.00% of the average daily net assets of each of the Portfolios. The fee shall be computed and accrued daily and paid monthly.

  None of the Trustees or Officers directly own shares of the Fund. As of December 31, 2001, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

  Net advisory fees paid or owed to Pacific Life for 2001 were as follows:
Blue Chip Portfolio--$2,894,862, Aggressive Growth Portfolio--$548,460, Emerging Markets Portfolio--$1,948,275, Diversified Research Portfolio-- $1,576,269, Small-Cap Equity Portfolio--$3,449,381, International Large-Cap Portfolio--$4,546,234, I-Net Tollkeeper Portfolio--$1,354,332, Financial Services Portfolio--$376,634, Health Sciences Portfolio--$508,303, Technology Portfolio--$282,750, Telecommunications Portfolio--$152,068, Multi-Strategy Portfolio--$4,879,384, Large-Cap Core Portfolio--$9,850,520, Strategic Value Portfolio--$665,010, Growth LT Portfolio--$20,294,121, Focused 30 Portfolio-- $475,440, Mid-Cap Value Portfolio--$5,261,024, International Value Portfolio-- $11,001,958, Capital Opportunities Portfolio--$712,970, Mid-Cap Growth Portfolio--$450,313, Global Growth Portfolio--$186,908, Equity Index Portfolio--$5,423,671, Small-Cap Index Portfolio--$850,198, Real Estate Portfolio--$2,112,386, Inflation Managed Portfolio--$3,544,116, Managed Bond Portfolio--$12,031,069, Money Market Portfolio--$4,821,333, High Yield Bond Portfolio--$2,830,441, Equity Portfolio--$5,237,842, Aggressive Equity Portfolio--$2,721,883 and Large-Cap Value Portfolio--$6,378,327. The Equity Income and Research Portfolios did not begin operations until January 2, 2002.

  Net advisory fees paid or owed to Pacific Life for 2000 were as follows: Emerging Markets Portfolio--$2,417,012, Diversified Research Portfolio--$693,779, Small-Cap Equity Portfolio--$3,848,342, International Large-Cap Portfolio--$2,179,474, I-Net Tollkeeper Portfolio--$1,051,707, Multi-Strategy Portfolio--$4,951,768, Large-Cap Core Portfolio--$12,593,733, Strategic Value Portfolio--$88,705, Growth LT Portfolio--$31,125,986, Focused 30 Portfolio--$102,588, Mid-Cap Value Portfolio--$1,870,179, International Value Portfolio--$14,291,704, Equity Index Portfolio--$6,501,793, Small-Cap Index Portfolio--$834,132, Real Estate Portfolio--$1,098,790, Inflation Managed Portfolio--$2,852,996, Managed Bond Portfolio--$7,818,974, Money Market Portfolio--$3,486,995, High Yield Bond Portfolio--$2,608,669, Equity Portfolio--$7,683,762, Aggressive Equity Portfolio--$3,820,831 and Large-Cap Value Portfolio--$2,068,078. The Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth and Global Growth Portfolios did not begin operations until January 2, 2001, and the Equity Income and Research Portfolios did not begin operations until January 2, 2002.

  Net advisory fees paid or owed to Pacific Life for 1999 were as follows:
Emerging Markets Portfolio--$1,641,630, Small-Cap Equity Portfolio-- $1,897,060, Multi-Strategy Portfolio--$4,280,824, Large-Cap Core Portfolio-- $9,869,169, Growth LT Portfolio--$15,561,994, Mid-Cap Value Portfolio-- $439,097, Equity Index Portfolio--$3,003,427, Small-Cap Index Portfolio-- $259,676, Real Estate Portfolio--$309,008, International Value Portfolio-- $10,752,012, Inflation Managed Portfolio--$1,902,459, Managed Bond Portfolio-- $5,736,488, Money Market Portfolio--$2,572,715, High Yield Bond Portfolio-- $2,551,011, Equity Portfolio--$4,542,082, Aggressive Equity Portfolio-- $2,428,084 and Large-Cap Value Portfolio--$729,158. The Diversified Research and International Large-Cap Portfolios did not begin operations until January 3, 2000, the I-Net Tollkeeper Portfolio did not begin operations until May 1, 2000, the Strategic Value and Focused 30 Portfolios did not begin operations until October 2, 2000, the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth and Global Growth Portfolios did not begin operations until January 2, 2001, and the Equity Income and Research Portfolios did not begin operations until January 2, 2002.

  To help limit expenses effective July 1, 2000, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but, not including advisory fees, additional costs associated with foreign investing, interest, taxes (including foreign taxes on dividends, interest or gains), brokerage commissions and other transactional expenses and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) that exceed an annual rate of 0.10% of its average daily net assets through December 31, 2002. There can be no assurance that this policy will be continued beyond December 31, 2002. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap. For each Portfolio other than the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Income, and Research Portfolios, Pacific Life's right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap, but do not exceed the previously established 0.25% expense cap to Pacific Life by a Portfolio with respect to expenses incurred through December 31, 2001. Any amounts repaid to Pacific Life will have the effect of increasing expenses of the Portfolio, but not above the 0.10% expense cap.

Other Expenses of the Fund

  The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund and its shares on state and federal levels, legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

  Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.

  The Fund paid Pacific Life $440,196 for its services under the Agreement for Support Services during 2001, $439,651 during 2000, and $264,738 during 1999, representing 0.002%, 0.002% and 0.003%, respectively, of the Fund's average daily net assets and anticipates that fees to be paid for 2002 under said Agreement will be approximately 0.002% of the Fund's average daily net assets.

Portfolio Management Agreements

  Pacific Life directly manages both the Money Market and the High Yield Bond Portfolios. For the other thirty-one Portfolios Pacific Life employs other investment advisory firms as Portfolio Manager, subject to Portfolio Management Agreements, the terms of which are discussed below.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, TX 77046, AIM is the Portfolio Manager and provides investment advisory services to the Blue Chip and Aggressive Growth Portfolios. For the services provided, Pacific Life pays a monthly fee to AIM based on an annual percentage of the average daily net assets of each of the Blue Chip and Aggressive Growth Portfolios according to the following schedules:

                   Blue Chip Portfolio


              Rate (%)   Break Point (assets)
              --------   ---------------------
               .55%      On first $500 million
               .50%      On excess

               Aggressive Growth Portfolio


              Rate (%)   Break Point (assets)
              --------   ---------------------
               .60%      On first $500 million
               .55%      On excess

  AIM was founded in 1986 and together with its affiliates manages over $158 billion as of December 31, 2001. AIM is an indirect subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $398 billion in assets worldwide as of December 31, 2001. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

  Net fees paid or owed by Pacific Life to AIM for 2001 were $1,676,873 for the Blue Chip Portfolio and $329,476 for the Aggressive Growth Portfolio. The Blue Chip and Aggressive Growth Portfolios did not begin in operations until January 2, 2001.

  Pursuant to a Portfolio Management Agreement and an addendum to the agreement between the Fund, the Adviser and Alliance Capital Management L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, NY 10105, which became effective January 1, 2000, Alliance Capital is the Portfolio Manager and provides investment advisory services to the Emerging Markets Portfolio. For the services provided, Pacific Life pays a monthly fee to Alliance Capital based on an annual percentage of the average daily net assets of the Emerging Markets Portfolio according to the following schedule:

               Emerging Markets Portfolio


              Rate (%)   Break Point (assets)
              --------   --------------------
               .85%      On first $50 million
               .75%      On next $50 million
               .70%      On next $50 million
               .65%      On next $50 million
               .60%      On excess

  From April 1, 1996 to December 31, 1999, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Blairlogie Capital Management ("Blairlogie"), 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland, Blairlogie served as the Portfolio Manager and provided investment advisory services to the Emerging Markets Portfolio. For the services provided for the year 1999, Pacific Life paid a monthly fee to Blairlogie based on an annual percentage of the average daily net assets of the Emerging Markets Portfolio according to the following schedule:

               Emerging Markets Portfolio


              Rate (%)   Break Point (assets)
              --------   --------------------
               .85%      On first $50 million
               .75%      On next $50 million
               .70%      On next $50 million
               .65%      On next $50 million
               .60%      On excess

  Alliance Capital is a global investment management firm supervising client accounts with assets as of December 31, 2001, totaling approximately $455 billion. Alliance Capital provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

  Alliance Capital, an investment adviser registered under the Investment Advisers Act of 1940, as amended, is a Delaware limited partnership, of which Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of December 31, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 30.1% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. ("NYSE") in the form of units ("Alliance Holding Units"). As of December 31, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.7% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

  Net fees paid or owed by Pacific Life to Alliance Capital for 2001 were $1,323,695 and for 2000 were $1,591,394 for the Emerging Markets Portfolio. Net fees paid or owed by Pacific Life to Blairlogie for 1999 were $1,141,570 for the Emerging Markets Portfolio.

  Pursuant to Portfolio Management Agreements between the Fund, the Adviser, and Capital Guardian Trust Company ("Capital Guardian"), a wholly-owned subsidiary of Capital Group International, Inc., which itself is wholly-owned by The Capital Group Companies, Inc. all of which are located at 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Diversified Research, Small-Cap Equity and International Large-Cap Portfolios. For the services provided, Pacific Life pays a monthly fee to Capital Guardian based on an annual percentage of the average daily net assets of each of the Diversified Research, Small-Cap Equity and International Large-Cap Portfolios according to the following schedules:

              Diversified Research Portfolio


              Rate (%)    Break-Point (assets)
              --------   ---------------------
               .50%      On first $150 million
               .45%      On next $150 million
               .35%      On next $200 million
               .30%      On next $500 million
               .275%     On next $1 billion
               .25%      On excess

                  Small-Cap Equity Portfolio


              Rate (%)     Break Point (assets)
              --------   ------------------------
               .50%      On first $30 million
               .40%      On next $30 million
               .30%      On excess


              International Large-Cap Portfolio


              Rate (%)     Break-Point (assets)
              --------   ------------------------
               .65%      On first $150 million
               .55%      On next $150 million
               .45%      On next $200 million
               .40%      On next $500 million
               .375%     On next $1 billion
               .35%      On excess

  Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had combined assets, as of December 31, 2001, in excess of $120 billion. Capital Guardian's research activities are conducted by affiliated companies that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Montreal, Singapore, and Tokyo.

  Net fees paid or owed by Pacific Life to Capital Guardian for 2001 were $864,312 for the Diversified Research Portfolio, were $1,681,853 for the Small-Cap Equity Portfolio, and $2,400,130 for the International Large-Cap Portfolio, for 2000 were $385,228 for the Diversified Research Portfolio, $1,867,457 for the Small-Cap Equity Portfolio, and $1,243,434 for the International Large-Cap Portfolio, and for 1999 were $966,856 for the Small-Cap Equity Portfolio. The Diversified Research and International Large-Cap Portfolios did not begin operations until January 3, 2000.

  Pursuant to a Portfolio Management Agreement and an addendum to the agreement between the Fund, the Adviser, and Goldman Sachs Asset Management ("Goldman Sachs"), 32 Old Slip, New York, New York 10005, which became effective May 1, 2000, Goldman Sachs is the Portfolio Manager and provides investment advisory services to the I-Net Tollkeeper PortfolioSM (I-Net Tollkeeper Portfolio is a service mark of Goldman, Sachs & Co.). For the services provided, Pacific Life pays a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the I-Net Tollkeeper Portfolio according to the following schedule:

                I-Net Tollkeeper Portfolio


              Rate (%)    Break Point (assets)
              --------   ---------------------
               .85%      On first $500 million
               .75%      On next $500 million
               .70%      On excess

  Goldman Sachs is a unit of the Investment Management Division of Goldman, Sachs & Co., which was founded in 1869. As of December 31, 2001, Goldman Sachs, along with other units of the Investment Management Division manage, administer and distribute approximately $330 billion for institutional and individual investors worldwide, including fixed income assets in excess of $61 billion for which they acted as investment adviser. The Goldman Sachs Group, L.P., which controlled Goldman Sachs, merged into the Goldman Sachs Group, Inc. as a result of an initial public offering.

  Net fees paid or owed by Pacific Life to Goldman Sachs for 2001 were $856,588 and for 2000 were $666,003 for the I-Net Tollkeeper Portfolio. The I-Net Tollkeeper Portfolio did not begin operations until May 1, 2000.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and INVESCO Funds Group, Inc. ("INVESCO"), 4350 South Monaco Street, Denver, CO 80237, INVESCO is the Portfolio Manager and provides investment advisory services to the Financial Services, Health Sciences, Technology and Telecommunications Portfolios. For the services provided, Pacific Life pays a monthly fee to INVESCO based on an annual percentage of the combined average daily net assets of the Financial Services, Health Sciences, Technology and Telecommunications Portfolios according to the following schedule:

             Financial Services, Health Sciences, Technology and Telecommunications Portfolios

              Rate (%)   Break Point (assets)
              --------   --------------------
               .50%      On first $1 billion
               .47%      On excess

  INVESCO was founded in 1932 and manages approximately $29 billion as of December 31, 2001. INVESCO is a subsidiary of AMVESCAP PLC, an international investment management company that manages approximately $398 billion in assets worldwide as of December 31, 2001. AMVESCAP PLC is based in London, with money managers located in Europe, North and South America, and the Far East.

  Net fees paid or owed by Pacific Life to INVESCO for 2001 were $171,093 for the Financial Services Portfolio, $232,030 for the Health Sciences Portfolio, $129,266 for the Technology Portfolio and $69,135 for the Telecommunications Portfolio. The Financial Services, Health Sciences, Technology and Telecommunications Portfolios did not begin operations until January 2, 2001.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036, J.P. Morgan is the Portfolio Manager and provides investment advisory services to the Multi-Strategy and Large-Cap Core Portfolios. For the services provided, Pacific Life pays a monthly fee to J.P. Morgan based on an annual percentage of the combined average daily net assets of the Multi-Strategy and Large-Cap Core Portfolios according to the following schedule:

               Multi-Strategy and Large-Cap Core Portfolios


              Rate (%)              Break Point (assets)
              --------         ------------------------------
               .45%            On first $100 million
               .40%            On next $100 million
               .35%            On next $200 million
               .30%            On next $350 million
               .20%            On excess

  J.P. Morgan is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan Chase & Co. ("Morgan"), J.P. Morgan was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of JP Morgan Chase Bank, also a subsidiary of Morgan. Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. As of December 31, 2001, Morgan, through J.P. Morgan and its other subsidiaries, had assets under management of approximately $605 billion.

  Net fees paid or owed by Pacific Life to J.P. Morgan for the Multi-Strategy Portfolio and the Large-Cap Core Portfolio for 2001 were $1,870,649 and $3,758,110, for 2000 were $1,828,693 and $4,653,430, and for 1999 were
$1,651,512 and $3,806,241, respectively.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Management LLC ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928, Janus is the Portfolio Manager and provides investment advisory services to the Strategic Value, Growth LT and Focused 30 Portfolios. Effective May 1, 2002, for the services provided, Pacific Life pays a monthly fee to Janus with respect to each Portfolio based on an annual percentage of the combined average daily net assets of the Strategic Value Portfolio and the PF Janus Strategic Value Fund of the Pacific Funds, and the combined average daily net assets of the Growth LT Portfolio and the PF Janus Growth LT Fund of the Pacific Funds, and Focused 30 Portfolio according to the following schedule:

               Strategic Value, Growth LT and Focused 30 Portfolios


              Rate (%)                    Break Point (assets)
              --------             ----------------------------------
               .50%                On first $250 million
               .45%                On next $500 million
               .40%                On next $750 million
               .35%                On excess

  For the services provided, for the period of January 4, 1994 through April 30, 2002, for the Growth LT Portfolio, and for the period of October 2, 2000 through April 30, 2002 for the Strategic Value and Focused 30 Portfolios, Pacific Life paid a monthly fee to Janus with respect to each Portfolio based on an annual percentage of the average daily net assets of each Portfolio, respectively according to the following schedule:

              Strategic Value, Growth LT and Focused 30 Portfolios


              Rate (%)                 Break Points (assets)
              --------           -----------------------------------
               .55%              On first $100 million
               .50%              On next $400 million
               .45%              On excess

  Formed in 1969, Janus manages accounts for corporations, individuals, retirement plans and non-profit organizations, and serves as the adviser or subadviser to the Janus Funds and other mutual funds. Janus had approximately $182 billion in assets under management as of December 31, 2001. As of April 1, 2002, Stilwell Financial, Inc. ("Stilwell") owned approximately 92% of the outstanding member interests through a wholly-owned subsidiary. Stilwell is a publicly traded holding company whose primary subsidiaries are engaged in financial services.

  Net fees paid or owed by Pacific Life to Janus for the Strategic Value Portfolio, the Growth LT Portfolio and the Focused 30 Portfolio for 2001 were $385,665, $12,460,484 and $275,407, for 2000 were $51,351, $18,974,665 and
$59,392, respectively, and for 1999 were $9,666,426 for the Growth LT Portfolio. The Strategic Value and Focused 30 Portfolios did not begin operations until October 2, 2000.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, Lazard is the Portfolio Manager and provides investment advisory services to the Mid-Cap Value Portfolio. For the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the Mid-Cap Value Portfolio according to the following schedule:

                 Mid-Cap Value Portfolio


              Rate (%)    Break Point (assets)
              --------   ---------------------
               .55%      On first $200 million
               .50%      On next $200 million
               .45%      On next $200 million
               .40%      On next $200 million
               .30%      On next $200 million
               .25%      On excess

  Net fees paid or owed by Pacific Life to Lazard for 2001 were $3,055,431, for 2000 were $1,190,565 and for 1999 were $284,822 for the Mid-Cap Value Portfolio.

  Pursuant to a Portfolio Management Agreement and an addendum to the agreement between the Fund, the Adviser, and Lazard as described above, which became effective January 1, 2001, Lazard is the Portfolio Manager and provides investment advisory services to the International Value Portfolio. For the services provided, Pacific Life pays a monthly fee to Lazard based on an annual percentage of the average daily net assets of the International Value Portfolio according to the following schedule:

               International Value Portfolio


              Rate (%)   Break Point (assets)
              --------   ----------------------
               .35%      On first $2 billion
               .30%      On excess

  Lazard, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $66 billion as of December 31, 2001. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolios.

  From June 1, 1997 through December 31, 2000, pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Morgan Stanley Investment Management Inc., doing business as Morgan Stanley Asset Management ("MSAM"), a subsidiary of Morgan Stanley Dean Witter & Co., whose address is 1221 Avenue of the Americas, New York, New York, 10020, MSAM served as the Portfolio Manager and provided investment advisory services to the International Value Portfolio.

  For the services provided, for the period January 1, 1998 through December 31, 2000, Pacific Life paid a monthly fee to MSAM at an annual rate of 0.35% based on the average daily net assets of the International Value Portfolio.

  Net fees paid or owed by Pacific Life to Lazard for 2001 were $4,524,641 for the International Value Portfolio. Net fees paid or owed by Pacific Life to MSAM for 2000 were $5,855,126 and for 1999 were $4,433,877 for the
International Value Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Massachusetts Financial Services Company, doing business as MFS Investment Management ("MFS"), 500 Boylston Street, Floor 21, Boston, MA 02116, MFS is the Portfolio Manager and provides investment advisory services to the Capital Opportunities, Mid-Cap Growth and Global Growth Portfolios.

  For the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of the Capital Opportunities and Mid-Cap Growth Portfolios according to the following schedule:

    Capital Opportunities and Mid-Cap Growth Portfolios

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .40%      On first $300 million
               .375%     On next $300 million
               .35%      On next $300 million
               .325%     On next $600 million
               .25%      On excess

  For the services provided, Pacific Life pays a monthly fee to MFS based on an annual percentage of the average daily net assets of the Global Growth Portfolio according to the following schedule:

                  Global Growth Portfolio

              Rate (%)    Break Point (assets)
              --------   ---------------------
               .55%      On first $200 million
               .50%      On next $300 million
               .45%      On next $500 million
               .40%      On excess

  MFS and its predecessor organizations have a history of money management dating from 1924. Net assets under the management of the MFS organization were approximately $137 billion as of December 31, 2001.

  Net fees paid or owed by Pacific Life to MFS for 2001 were $345,353 for the Capital Opportunities Portfolio, $212,321 for the Mid-Cap Growth Portfolio and $93,602 for the Global Growth Portfolio. The Capital Opportunities, Mid-Cap Growth and Global Growth Portfolios did not begin operations until January 2, 2001.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury"), a subsidiary of Merrill Lynch & Company, Inc., World Financial Center, 225 Liberty Street, New York, NY 10080, which became effective January 1, 2000, Mercury is the Portfolio Manager and provides investment advisory services to the Equity Index and Small-Cap Index Portfolios. Merrill Lynch Investment Managers, Merrill's asset management unit, ("MLIM") is the world's third largest active global investment management organization, managing approximately $529 billion in assets as of December 31, 2001. For the services provided, Pacific Life pays a monthly fee to Mercury based on an annual percentage of the combined average daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule:

        Equity Index and Small-Cap Index Portfolios

              Rate (%)    Break-Point (assets)
              --------   ---------------------
               .08%      On first $100 million
               .04%      On next $100 million
               .02%      On excess

  From January 30, 1991, in the case of the Equity Index Portfolio, and January 4, 1999, in the case of the Small-Cap Index Portfolio, through December 31, 1999, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Bankers Trust Company ("BTCo"), a wholly-owned-subsidiary of Bankers Trust Corporation, and an indirect subsidiary of Deutsche Bank AG, 130 Liberty Street, New York, New York 10006, BTCo served as the Portfolio Manager and provided investment advisory services to the Equity Index and Small-Cap Index Portfolios. For the services provided for the year 1999, Pacific Life paid to BTCo, at the beginning of each calendar quarter a fee based on the combined net assets of the Equity Index and Small-Cap Index Portfolios according to the following schedule, subject to a minimum fee of $100,000:

       Equity Index and Small-Cap Index Portfolios

              Rate (%)   Break-Point (assets)
              --------  ---------------------
               .08%     On first $100 million
               .04%     On next $100 million
               .02%     On excess

  Net fees paid or owed by Pacific Life to Mercury for 2001 were $507,695 for the Equity Index Portfolio and $39,912 for the Small-Cap Index Portfolio, for 2000 were $595,422 for the Equity Index Portfolio and $38,212 for the Small-Cap Index Portfolio. Net fees paid or owed by Pacific Life to BTCo for 1999 were $435,388 for the Equity Index Portfolio and $9,430 for the Small-Cap Index Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and MSAM. MSAM is the Portfolio Manager and provides investment advisory services to the Real Estate Portfolio. MSAM, a subsidiary of Morgan Stanley Dean Witter & Co., is located at 1221 Avenue of the Americas, New York, NY 10020.

  For the services provided, under the Agreement for the Real Estate Portfolio, which became effective January 4, 1999, Pacific Life pays a monthly fee to MSAM based on an annual percentage of the average daily net assets of the Real Estate Portfolio according to the following schedule:

                              Real Estate Portfolio

              Rate (%)                     Break Point (assets)
              --------                 ------------------------------
               .60%                    On first $100 million
               .45%                    On next $150 million
               .40%                    On next $250 million
               .35%                    On next $500 million
               .30%                    On excess

  Net fees paid or owed by Pacific Life to MSAM for 2001 were $1,014,995, for 2000 were $578,440 and for 1999 were $168,796 for the Real Estate Portfolio.

  MSAM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2001 MSAM, together with its affiliated asset management companies, had approximately $416 billion in assets under management.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company LLC ("PIMCO"), 840 Newport Center
Drive, Suite 300, Newport Beach, California 92660, PIMCO is the Portfolio
Manager and provides investment advisory services to the Inflation Managed and Managed Bond Portfolios. Effective January 1, 2001, for the services provided,
Pacific Life pays a monthly fee to PIMCO of 0.25% based on an annual percentage of the combined average daily net assets of the Inflation Managed and Managed Bond Portfolios.

  For the services provided for the years 1999 and 2000, Pacific Life paid a monthly fee to PIMCO based on an annual percentage of the combined average daily net assets of the Inflation Managed and Managed Bond Portfolios according to the following schedule:

                  Inflation Managed and Managed Bond Portfolios

              Rate (%)                      Break Point (assets)
              --------                 ------------------------------
               .50%                    On first $25 million
               .375%                   On next $25 million
               .25%                    On excess

  PIMCO is an investment counseling firm founded in 1971, and had approximately $241 billion in assets under management as of December 31, 2001. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP'S sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly-owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Alllianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans.

  Net fees paid or owed by Pacific Life to PIMCO for the Inflation Managed Portfolio and the Managed Bond Portfolio for 2001 were $1,477,030 and $5,017,968, for 2000 were $1,214,918 and $3,330,055, and for 1999 were
$817,241 and $2,463,247, respectively.

   Pursuant to a Portfolio Management Agreement and an addendum to the Agreement between the Fund, the Adviser and Putnam Investment Management, LLC ("Putnam"), One Post Office Square, Boston, MA 02109, which became effective January 1, 2002, Putnam is the Portfolio Manager and provides investment advisory services to the Equity Income and Research Portfolios. For the services provided, Pacific Life pays a monthly fee to Putnam according to the following fee schedules:

                Equity Income Portfolio


              Rate
              (%)     Break Point (assets)
              ----   ---------------------
               .65%  On first $150 million
               .60%  On next $150 million
               .55%  On excess

                    Research Portfolio


              Rate (%)    Break Point (assets)
              --------   ---------------------
               .75%      On first $250 million
               .65%      On excess

   Putnam is a subsidiary of Putnam Investments, LLC, a wholly-owned subsidiary of Putnam Investment Trust. Putnam Investment Trust is a holding company which in turn is, except for a minority stake owned by employees, owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management. Putnam is one of the oldest and largest money management firms in the U.S. As of December 31, 2001, Putnam and its affiliates managed $315 billion in assets.

   Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Putnam, as described above, which became effective December 1, 2001, Putnam became the Portfolio Manager and provides investment advisory services to the Equity Portfolio and Aggressive Equity Portfolio. For the services provided, Pacific Life pays a monthly fee to Putnam according to the following fee schedules:

                     Equity Portfolio


              Rate (%)    Break Point (assets)
              --------   ---------------------
               .35%      On first $100 million
               .30%      On next $100 million
               .25%      On next $800 million
               .20%      On excess

               Aggressive Equity Portfolio


              Rate (%)    Break Point (assets)
              --------   ---------------------
               .60%      On first $100 million
               .45%      On next $400 million
               .40%      On excess

   Net fees paid or owed by Pacific Life to Putnam for December 1, 2001 through December 31, 2001 were $160,284 for the Equity Portfolio and $124,886 for the Aggressive Equity Portfolio.

   From May 1, 1998 through November 30, 2001, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Goldman Sachs, Goldman Sachs served as the Portfolio Manager and provided investment advisory services to the Equity Portfolio. For the services provided from May 1, 1998 through November 30, 2001, Pacific Life paid a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the Equity Portfolio according to the following schedule:

                     Equity Portfolio


              Rate (%)    Break Point (assets)
              --------   ---------------------
               .35%      On first $100 million
               .30%      On next $100 million
               .25%      On next $800 million
               .20%      On excess

   Net fees paid or owed by Pacific Life to Goldman Sachs for January 1, 2001 through November 30, 2001 were $1,996,714, for 2000 were $2,924,688 and for 1999 were $1,858,012 for the Equity Portfolio.

   From May 1, 1998 through November 30, 2001, pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Alliance Capital served as the Portfolio Manager and provided investment advisory service to the Aggressive Equity Portfolio. For the services provided, Pacific Life paid a monthly fee to Alliance Capital based on an annual percentage of the average daily net assets of the Aggressive Equity Portfolio according to the following schedule:

               Aggressive Equity Portfolio


              Rate (%)   Break Point (assets)
              --------   ---------------------
               .60%      On first $100 million
               .45%      On next $400 million
               .40%      On excess

  Net fees paid or owed by Pacific Life to Alliance Capital for January 1, 2001 through November 30, 2001 were $1,554,370, for 2000 were $2,197,972
(which includes a $100,000 credit adjustment) and for 1999 were $1,518,840 for the Aggressive Equity Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Salomon Brothers Asset Management Inc ("SaBAM"), 388 Greenwich Street, New York, NY 10013, which became effective January 4, 1999, SaBAM is the Portfolio Manager and provides investment advisory services to the Large-Cap Value Portfolio. For the services provided, Pacific Life pays a monthly fee to SaBAM based on an annual percentage of the average daily net assets of the Large-Cap Value Portfolio according to the following schedule:

                Large-Cap Value Portfolio


              Rate (%)    Break Point (assets)
              --------   ---------------------
               .45%      On first $100 million
               .40%      On next $100 million
               .35%      On next $200 million
               .30%      On next $350 million
               .25%      On next $250 million
               .20%      On excess

  SaBAM, a wholly-owned subsidiary of Citigroup, Inc. was incorporated in 1987 and, together with SaBAM affiliates in London, Frankfurt, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment advisory services to various individuals and institutional clients located throughout the world, and serves as investment adviser to various investment companies. As of December 31, 2001, SaBAM managed over $31 billion of assets.

  Net fees paid or owed by Pacific Life to SaBAM for 2001 were $2,541,862, for 2000 were $1,001,226 and for 1999 were $376,747 for the Large-Cap Value Portfolio.

  The Portfolio Management Agreements are not exclusive, and each Portfolio Manager may provide and currently are providing investment advisory services to other clients, including other investment companies.

Distribution of Fund Shares

  Pacific Select Distributors, Inc. ("PSD") serves as the Fund's Distributor pursuant to a Distribution Contract (the "Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PSD bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PSD in connection with the distribution or sale of the shares.

  As of March 31, 2002, Pacific Life beneficially owned 0% of the outstanding shares of the Portfolios. Pacific Asset Management LLC ("PAM"), a wholly-owned subsidiary of Pacific Life, beneficially owned 28.74% of the outstanding shares of the Equity Income Portfolio and 92.33% of the outstanding shares of the Research Portfolio, including monies paid in connection with the initial capital advances made to the Fund, and 0% of the outstanding shares of the other Portfolios of the Fund. Pacific Life and PAM would excercise voting rights attributable to any shares of the Fund owned by them in accordance with voting instructions received by Owners of the Policies issued by Pacific Life. To this extent, as of March 31, 2002, Pacific Life did not exercise control over any Portfolio.

Purchases and Redemptions

  Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Life or its affiliates. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. The shares of the Blue Chip, Aggressive Growth, Diversified Research, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Mid-Cap Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Small-Cap Index, Real Estate, Equity Income, Research and Large-Cap Value Portfolios are not available for Pacific Select variable universal life insurance policies. The shares of the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Strategic Value, Focused 30, Mid-Cap Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Small-Cap Index, Real Estate, Equity Income, Research, Aggressive Equity and Large-Cap Value Portfolios are not available for Pacific Corinthian variable annuity contracts.

  Currently, each Portfolio offers shares of a single class. However, the Fund is authorized to offer up to four additional classes of shares for each Portfolio. These classes may be offered in the future to investors in connection with individual retirement accounts, and certain other types of qualified plans.

  Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges Among the Portfolios

  Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions

  Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Portfolio Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services

  The Adviser or Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts and other investments for a Portfolio through a substantial number of brokers and dealers or futures commission merchants selected at its discretion. In executing transactions, the Adviser or Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the U.S., payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on U.S. stock exchanges for the account of the Fund, the Adviser or Manager may pay higher commission rates than the lowest available when the Adviser or Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the policy of obtaining the best net results, a portion of a Portfolio's brokerage and futures transactions, including transactions on a national securities exchange, may be conducted through an affiliated broker.

  There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Manager may be unable to negotiate commission rates for these transactions.

  Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Manager places the Portfolio's portfolio transactions. The Adviser or Manager for a portfolio may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  As noted above, the Adviser or Manager may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In those situations, the underwriter or selling group member may provide the Adviser or Manager with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, or other advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

  During the years ended 12/31/01, 12/31/00 and 12/31/99 the Portfolios incurred brokerage commissions as follows:

                                           Year         Year         Year
                                           Ended        Ended        Ended
                                         12/31/01*    12/31/00*    12/31/99*
Portfolio                                ---------    ---------    ---------
Blue Chip (1)........................... $ 650,724          N/A          N/A
Aggressive Growth (1)...................   151,336          N/A          N/A
Emerging Markets........................   671,133    1,428,379      600,207
Diversified Research....................   263,583      195,987          N/A
Small-Cap Equity........................   481,365      402,132      268,990
International Large-Cap.................   646,275      811,327          N/A
I-Net Tollkeeper........................    74,906(a)   127,577(a)       N/A
Financial Services (1)..................    91,341          N/A          N/A
Health Sciences (1).....................   148,529          N/A          N/A
Technology (1)..........................   128,008          N/A          N/A
Telecommunications (1)..................   167,164          N/A          N/A
Multi-Strategy..........................   425,784      404,535      671,967
Large-Cap Core.......................... 1,082,780    1,365,294    2,018,844
Strategic Value.........................   242,420       53,171          N/A
Growth LT............................... 6,009,150    4,297,624    4,255,430
Focused 30..............................   364,822       43,646          N/A
Mid-Cap Value........................... 3,049,538    1,285,953      280,370
International Value..................... 1,490,011    2,717,838(b) 3,194,813
Capital Opportunities (1)...............   335,921          N/A          N/A
Mid-Cap Growth (1)......................   120,853          N/A          N/A
Global Growth (1).......................    93,201          N/A          N/A
Equity Index............................   117,079      173,589(c)   215,322
Small-Cap Index.........................   102,893      181,076      124,792
Real Estate.............................   296,231      265,729      144,524
Inflation Managed.......................    72,062      115,206       89,603
Managed Bond............................   471,861      266,590      255,937
High Yield Bond.........................   122,053            0        5,250
Equity.................................. 1,010,320(d)   831,767(d)   368,208(d)
Aggressive Equity....................... 1,107,078    1,119,164    1,119,434
Large-Cap Value......................... 1,763,360      696,229(e)   283,668(e)

-------
 * Increases in brokerage commissions from one year to the next are generally due to increased trading activity and/or an increase in portfolio assets.

(1) Portfolio did not begin operations until January 2, 2001.

(a) of which $565 (0.75%) and $2,666 (2.09%) was paid to Goldman, Sachs & Co. in 2001 and 2000, respectively, an affiliate of Goldman Sachs Asset Management.

(b) of which $69,988 (2.58%) was paid to Morgan Stanley & Co., Inc., an affiliate of Morgan Stanley Asset Management.

(c) of which $3,027 (1.74%) was paid to Merrill Lynch, Pierce, Fenner and Smith Inc., an affiliate of Mercury Advisors.

(d) of which $5,810 (0.58%), $14,813 (1.78%) and $18,759 (5.10%) was paid to
    Goldman, Sachs & Co. in 2001, 2000 and 1999, respectively, an affiliate of Goldman Sachs Asset Management.

(e) of which $5,190 (0.75%) and $114 (0.04%) was paid to Salomon Smith Barney Inc. in 2000 and 1999, respectively, an affiliate of Salomon Brothers Asset Management Inc.

  During the year ended December 31, 2001, the Blue Chip Portfolio, the Aggressive Growth Portfolio, the Diversified Research Portfolio, the International Large-Cap Portfolio, the Financial Services Portfolio, the Multi-Strategy Portfolio, the Large-Cap Core Portfolio, the Strategic Value Portfolio, the Growth LT Portfolio, the Focused 30 Portfolio, the Capital Opportunities Portfolio, the Mid-Cap Growth Portfolio, the Global Growth Portfolio, the Equity Index Portfolio, the Inflation Managed Portfolio, the Managed Bond Portfolio, and the Large-Cap Value Portfolio acquired and sold securities of its regular broker-dealers. On December 31, 2001 the Blue Chip Portfolio held securities of Merrill Lynch & Co Inc (Merrill Lynch), Morgan Stanley Dean Witter & Co (Morgan Stanley Dean Witter), JP Morgan Chase & Co, and Goldman Sachs Group Inc (Goldman Sachs) valued at $9,225,000, $8,615,000, $7,524,000 and $3,061,000, respectively; the Aggressive Growth Portfolio held securities of Waddell & Reed Financial Inc, Legg Mason Inc and Labranche & Co Inc valued at $894,000, $540,000 and $479,000, respectively; the Diversified Research Portfolio held securities of Hartford Financial Services Group and Cincinnati Financial Corp valued at $2,369,000 and $1,278,000 respectively; the International Large-Cap Portfolio held securities of Banco Bilbao Vizcaya Argenteria SA, Nomura Holdings Inc, Daiwa Securities Co Ltd, Svenska Handelsbanken "A', UFJ Holdings Inc, Kokusai Securities Co and UFJ International Finance valued at $3,116,000, $2,144,000, $1,319,000,
$1,017,000, $806,000, $554,000 and $339,000 respectively; the Financial
Services Portfolio held securities of Goldman Sachs, Lehman Brothers Holdings Inc (Lehman Brothers), Merrill Lynch, State Street Corp and JP Morgan Chase & Co valued at $2,151,000, $2,491,000, $1,292,000, $1,353,000 and $1,515,000,
respectively; the Large-Cap Core Portfolio held securities of Goldman Sachs valued at $15,870,000; the Multi-Strategy Portfolio held securities of Goldman Sachs and Morgan Stanley Dean Witter valued at $5,157,000, and $5,192,000, respectively; the Strategic Value Portfolio held securities of Citigroup Inc (Citigroup), American Express Co, Lehman Brothers and Principal Financial Group valued at $2,123,000, $845,000, $1,160,000 and $872,000, respectively;
the Growth LT Portfolio held securities of Citigroup, E*Trade Group Inc, Fifth Third Bancorp and Goldman Sachs valued at $102,185,000, $33,951,000, $25,646,000 and $23,482,000 respectively; the Focused 30 Portfolio held securities of E*Trade Group Inc, Goldman Sachs and Bank of New York Co Inc valued at $2,376,000, $1,446,000 and $2,601,000 respectively; the Capital Opportunities Portfolio held securities of Merrill Lynch, Morgan Stanley Dean Witter and Goldman Sachs valued at $2,345,000, $2,043,000 and $973,000, respectively; the Mid-Cap Growth Portfolio held securities of Instinet Group Inc and Prudential Financial Inc valued at $23,000 and $17,000, respectively; the Global Growth Portfolio held securities of Goldman Sachs, Merrill Lynch and Morgan Stanley Dean Witter valued at $130,000, $95,000 and $57,000, respectively; the Equity Index Portfolio held securities of Lehman Brothers and Morgan Stanley Dean Witter valued at $3,039,000 and $11,390,000 respectively; the Inflation Managed Portfolio held securities of Morgan Stanley Dean Witter, Bear Stearns Cos Inc (Bear Stearns), Goldman Sachs Group LP and Lehman Brothers valued at $3,935,000, $1,999,000, $4,592,000 and
$2,094,000, respectively; the Managed Bond Portfolio held securities of Bear Stearns, Lehman Brothers, Merrill Lynch, Morgan Stanley Dean Witter and Salomon Smith Barney Holdings Inc valued at $25,451,000, $9,904,000, $130,000, $17,020,000 and $1,004,000, respectively; the Equity Portfolio held securities of Lehman Brothers valued at $421,000; and the Large-Cap Value Portfolio held securities of Goldman Sachs, Morgan Stanley Dean Witter, Bank of America Corp, Merrill Lynch and Prudential Financial Inc valued at $17,075,000, $14,902,000, $12,344,000, $17,454,000 and $3,189,000, respectively.

Portfolio Turnover

  For reporting purposes, each Portfolio's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. government securities are included. Short-term U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

  The portfolio turnover rates are not expected to exceed: 0% for the Money Market Portfolio; 1000% for the Inflation Managed Portfolio; 400% for the Managed Bond Portfolio; 300% for the Multi-Strategy Portfolio;

200% for the Financial Services, Health Sciences, Technology, Telecommunications, Research, and Aggressive Equity Portfolios; less than 100% for the International Value Portfolio; and 150% for all other Portfolios. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility. The variation in the Inflation Managed Portfolio's turnover rate over last year is primarily due to the Portfolio's use of buy-forwards in TIPS.

                                NET ASSET VALUE

  Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value ("NAV") of a share is determined by dividing the value of a Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays, using pricing data received shortly after the New York Stock Exchange (NYSE) close, usually at or about 4:00 p.m. Eastern time, on each day that the NYSE is open for trading. The NYSE and other exchanges usually close for trading at 4:00 p.m. Eastern time. In the event that the NYSE or other exchanges close early, the Fund normally will deem the closing price of each Portfolio's assets to be the price of those assets at 4:00 p.m., Eastern time. NAV will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. To calculate a Portfolio's NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m., Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time NAV is computed. The calculation of the NAV of any Portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAV.

  Information that becomes known to the Fund or its agents after the time that NAV is calculated on any business day (which may be after 4:00 p.m. Eastern time) may be assessed in determining NAV per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time a Portfolio's NAV is determined may not be reflected in the calculation of NAV. If events materially affecting NAV occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees of the Fund. In determining the fair value of securities, the Fund may consider available information including information that becomes known after 4:00 p.m. Eastern time, and the values that are determined will be deemed to be the price at 4:00 p.m. Eastern time.

  The Money Market Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

  The SEC's regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Portfolios are valued as follows:

  Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

    Effective Yield = [(Base Period Return + 1) (To the power of 365/7)]-1

  For the 7-day period ending December 31, 2001, the current yield of the Money Market Portfolio was 1.70% and the effective yield of the Portfolio was 1.71%.

  Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


             2[(a-b + 1) (to the power of 6) - 1]
                ---
                cd

  where
    a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  The following chart shows 30-day yield and performance for the one, five, ten and since inception periods as of December 31, 2001 for each applicable
Portfolio:

                         Inception                                          Since
       Portfolio           Date    30 Days  1 Year*   5 Years*  10 Years* Inception*
       ---------         --------- -------  -------   --------  --------- ----------
Blue Chip                01/02/01    0.04%     N/A       N/A        N/A     (18.57%)**
Aggressive Growth        01/02/01   (0.82%)    N/A       N/A        N/A     (19.78%)**
Emerging Markets         04/01/96   (0.09%)  (8.68%)   (8.29%)      N/A      (7.77%)
Diversified Research     01/03/00    0.41%   (2.74%)     N/A        N/A       3.54%
Small-Cap Equity         01/04/88    0.28%   (2.54%)    8.34%     11.80%     12.89%
International Large-Cap  01/03/00    0.82%  (18.29%)     N/A        N/A     (19.94%)
I-Net Tollkeeper         05/01/00   (1.16%) (33.89%)     N/A        N/A     (38.11%)
Financial Services       01/02/01    0.22%     N/A       N/A        N/A      (7.28%)**
Health Sciences          01/02/01   (0.65%)    N/A       N/A        N/A      (7.69%)**
Technology               01/02/01   (1.01%)    N/A       N/A        N/A     (40.94%)**
Telecommunications       01/02/01   (0.42%)    N/A       N/A        N/A     (46.72%)**
Multi-Strategy           01/04/88    1.98%   (1.15%)    8.55%      9.21%     10.19%
Large-Cap Core           01/04/88    0.70%   (8.87%)    8.99%     10.65%     11.64%
Strategic Value          10/02/00    0.13%   (9.87%)     N/A        N/A      (9.59%)
Growth LT                01/04/94    0.14%  (29.55%)   13.92%       N/A      16.97%
Focused 30               10/02/00   (0.33%) (13.35%)     N/A        N/A     (23.49%)
Mid-Cap Value            01/04/99    0.76%   13.30%      N/A        N/A      14.22%
International Value      01/04/88    1.49%  (21.87%)   (0.38%)     4.79%      5.70%
Capital Opportunities    01/02/01    0.13%     N/A       N/A        N/A     (15.54%)**
Mid-Cap Growth           01/02/01   (0.52%)    N/A       N/A        N/A     (18.81%)**
Global Growth            01/02/01   (0.31%)    N/A       N/A        N/A     (14.97%)**
Equity Index             01/30/91    1.12%  (12.15%)   10.42%     12.51%     13.68%
Small-Cap Index          01/04/99    0.89%    1.74%      N/A        N/A       5.40%
Real Estate              01/04/99    4.51%    8.55%      N/A        N/A      12.98%
Inflation Managed        01/04/88    2.33%    4.27%     6.46%      6.58%      7.93%
Managed Bond             01/04/88    4.10%    7.33%     7.10%      7.33%      8.58%
Money Market             01/04/88     N/A     3.86%     5.11%      4.57%      5.27%
High Yield Bond          01/04/88    9.63%    1.35%     2.40%      7.68%      8.05%
Equity Income            01/02/02     N/A      N/A       N/A        N/A        N/A
Research                 01/02/02     N/A      N/A       N/A        N/A        N/A
Equity                   01/01/84    0.46%  (21.76%)    4.54%      9.02%     11.84%
Aggressive Equity        04/01/96    0.02%  (17.24%)   (0.45%)      N/A       0.93%
Large-Cap Value          01/04/99    0.80%   (3.65%)     N/A        N/A       7.39%

--------
* The performance results for the for the Emerging Markets, Multi-Strategy, Large-Cap Core, International Value, Equity Index, Small-Cap Index, Equity and Aggressive Equity Portfolios are based, in part, on performance results when these Portfolios were advised by different Managers. Alliance Capital began serving as Manager to the Emerging Markets Portfolio on January 1, 2000, J.P. Morgan Investment began serving as Manager to the Multi-Strategy and Large-Cap Core Portfolios on January 1, 1994, Lazard began serving as Manager to the International Value Portfolio on January 1, 2001, Mercury began serving as Manager to the Equity Index and Small-Cap Index Portfolios on January 1, 2000, and Putnam began serving as Manager to the Equity and Aggressive Equity Portfolios on December 1, 2001. The performance results for the Equity Portfolio are based, in part, on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

**Total return not annualized for periods less than one full year.

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to (i) various indices so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Life or its subsidiaries. The Portfolio's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                   TAXATION

  Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

  To qualify as a regulated investment company, each Portfolio generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and
(iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

  As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  If a Portfolio failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements described below, with the result that the variable contracts supported by that account would no longer be eligible for tax deferral. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

  Each Portfolio also intends to comply with diversification regulations under
Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Inflation Managed Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government.

  If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains. The Portfolio may be eligible to elect alternative tax treatment that would mitigate the effects of owning foreign investment company stock.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

  The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

  In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolios underlying the Separate Accounts.

Distributions

  Distributions by a Portfolio of any investment company taxable income (which includes, among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will be treated as ordinary income for tax purposes in the hands of a shareholder (a Separate Account). Distributions of net capital gains (the excess of any net long-term capital gains over net short-term capital losses), whether received in cash or reinvested in additional Portfolio shares, will generally be treated by a Separate Account as either "20% Rate Gain" or "28% Rate Gain," depending upon the Portfolio's holding period for the assets sold, regardless of the length of time a Separate Account has held Portfolio shares.

Hedging Transactions

  The diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

                               OTHER INFORMATION

Concentration Policy

  Under each Portfolio's investment restrictions, except the Financial Services, Health Sciences, Technology, Telecommunications, and the Real Estate Portfolio's, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto). Mortgage-related securities, including CMOs, that are issued or guaranteed by the U.S. government, its agencies or instrumentalities ("government issued") are considered government securities. The Portfolios take the position that mortgage-related securities, whether government issued or privately issued, do not represent interests in any particular "industry" or group of industries, and therefore, the concentration restriction noted above does not apply to such securities. For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

Brokerage Enhancement Plan

  The Fund has adopted a Brokerage Enhancement Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may enter into agreements or arrangements with brokers or dealers, pursuant to which brokerage transactions can be directed on behalf of a Portfolio to the participating broker-dealer to execute the transaction in return for credits, other compensation or other types of benefits to be awarded to the Fund.

  The credits, compensation or benefits earned as a result of directed brokerage can be used in a number of ways to promote the distribution of the Fund's shares. These ways include paying for all or part of the expenses for:
(i) PSD to participate in or sponsor seminars, sales meetings, conferences, and other events held by the broker-dealer; (ii) broker/dealers to conduct due diligence on the Fund or the variable contracts (to help that broker-dealer defray the expenses of its due diligence); (iii) disseminating sales literature about the Fund or the variable contracts (to help defray its related expenses); or (iv) placing the Fund or the variable contracts on a list of eligible funds or variable contracts that may be offered by that broker-dealer's registered representatives (to help compensate it for the associated expenses). In 2001, principal types of activities for which payments were made under the Plan included items in (i) and (ii) above.

  PSD can indirectly benefit from the Plan in that securities brokerage allocated to a broker-dealer may help defray, in whole or in part, distribution expenses that otherwise would be borne by PSD or an affiliate. The Plan also permits credits generated by securities transactions from one Portfolio to inure to the benefits of that Portfolio, of any other Portfolio, or to the Fund as a whole.

  The Plan provides that it is subject to annual renewal by the Board, including those Trustees of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the "Rule 12b-1 Trustees"), and that PSD provide the Trustees with a written report of securities transactions directed under the Plan, currently on a quarterly basis. The Plan also provides that it may be terminated at any time by the vote of a majority of the Rule 12b-1 Trustees, and that all material Plan amendments must be approved by a vote of the Rule 12b-1 Trustees.

Capitalization

  The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

  Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

  Estimated expenses incurred in connection with the Fund's organization and establishment of the Equity Income and Research Portfolios in 2002 and the public offering of the shares of those Portfolios were approximately $11,469 per Portfolio. These costs will be expensed and charged separately to each of the Portfolios as incurred.

Voting Rights

  Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Under the Declaration of Trust and Massachusetts business trust law, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received. The Fund's shares do not have cumulative voting rights.

Custodian and Transfer Agency and Dividend Disbursing Services

  State Street Bank and Trust Company of California, NA ("State Street"), a national banking association chartered by the Comptroller of the Currency, with a principal office at 633 West 5th Street, Los Angeles, CA 90071, serves as Custodian of the Fund. Under the agreement with the Fund, State Street is permitted to hold assets of the Fund in an account that it maintains or at its parent, State Street Bank and Trust Company ("State Street Boston"), a Massachusetts banking corporation with a principal place of business at 225 Franklin Street, Boston, Massachusetts 02110. Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories.

  State Street Boston will place and maintain the foreign assets of the Fund in the care of eligible foreign custodians determined by State Street Boston and will monitor the appropriateness of maintaining foreign assets with eligible custodians, which does not include mandatory securities depositories.

  Pacific Life provides dividend disbursing and transfer agency services to the Fund.

Financial Statements

  The financial statements of the Fund as of December 31, 2001, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 2001. The financial statements have been audited by Deloitte & Touche LLP, independent auditors.

Independent Auditors

  Deloitte & Touche LLP serves as the independent auditors for the Fund. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

Counsel

  Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

Code of Ethics

  The Fund and each of its Portfolio Managers have adopted codes of ethics which have been approved by the Fund's Board of Trustees. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of the Investment Adviser or Portfolio Managers who regularly have access to information about securities purchased for the Fund, to invest in securities for their own accounts. This could include securities that may be purchased by Portfolios of the Fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Fund. The Fund's Code of Ethics requires reporting to the Board of Trustees on compliance violations.

Registration Statement

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX

Description of Bond Ratings

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating,
(iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.